UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05514

                                     Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end:  April 30

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

October 31, 2018 (unaudited)

PRESIDENT’S MESSAGE AND
Semi-Annual
Report

WILMINGTON FUNDS

Equity Fund

Wilmington Large-Cap Strategy Fund

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

i

Esteemed Shareholder:

I am pleased to present the Semi-Annual Report of the Wilmington Funds (the “Trust”), covering the semi-annual fiscal year period of May 1, 2018, through October 31, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s semi-annual fiscal year period.

The economy

The U.S. economy has continued to exhibit strength, evidenced by a strong labor market and robust consumer. After a slow start to the year, the U.S. delivered the fastest pace of Gross Domestic Product growth in the second and third quarters since 2014, growing 4.2% and 3.5% quarter over quarter, respectively. The labor market has continued to tighten, with the unemployment rate dropping to 3.7%, the lowest level since 1969. During the period, the Federal Reserve raised its target rate twice, to a range of 2.0%–2.25%. Inflation has picked up to the Fed’s target of 2.0% year over year for the Core Personal Consumption Expenditure Price Index (excludes the volatile components of food and energy), but we expect the trajectory of inflation to level off from here. If inflation remains contained, we see little reason for the Fed to hike rates aggressively in 2019, particularly if it risks inverting the yield curve.

Outside of the U.S. the picture is less constructive. Economic activity in Europe and China has slowed from 2017’s robust pace but is continuing to expand. Emerging markets have struggled alongside a strengthening dollar. Business confidence and corporate spending plans outside of the U.S. have also been weighed down by trade tensions. The pace of economic growth in 2019 hinges on resolution of trade disagreements between the U.S. and China.

Bond markets

Fixed income markets suffered during the period as interest rates rose. In particular, bond markets witnessed a sharp increase in the 10-year Treasury yield* in early September, following strong U.S. economic data and hawkish comments from Fed Chair Powell about the pace of future rate hikes. Investment-grade credit suffered the most within the fixed income space, as supply outpaced demand. Taxable high-yield bonds held in well despite a retracement of risk sentiment in October.

For the 6-month period May 1, 2018 to October 31, 2018, certain Bloomberg indices performed as follows1:

Bloomberg	Bloomberg	Bloomberg	Bloomberg	Bloomberg
Barclays U.S.	Barclays U.S.	Barclays U.S.	Barclays	Barclays U.S.
Treasury Bond	Aggregate Bond	Credit Bond	Municipal Bond	Corporate High Yield
Index[2]	Index[3]	Index[4]	Index[5]	Bond Index[6]
-0.16%	-0.19%	-0.49%	0.46%	1.14%

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large cap equities stood out as the outperformer during the period. A combination of strong corporate earnings (aided by tax cuts), robust U.S. economic activity, and deregulation helped drive market gains. However, volatility rose in October, wiping out significant gains across markets. While U.S. large-cap equities remained fairly impervious to trade tensions early in the year, fears that U.S. growth could slow from tariffs contributed to the October selloff. An interest rate scare weighed on U.S. small cap as well, given the asset class’ greater sensitivity to interest rates. International equity markets remain unloved, particularly given the outlook for slowing growth and the overhang of trade. Valuations for U.S. equities lowered during the period and are back at around long-term averages. International equity valuations have come down even further, with emerging markets valuations appearing attractive relative to history.

*	10-year Treasury yield is widely considered to be one of the safest investment vehicles in the world due to their backing by the U.S. Government.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

ii

For the 6-month period May 1, 2018 to October 31, 2018, certain stock market indices performed as follows:

	Russell		MSCI Emerging
S&P 500®	2000®	MSCI EAFE	Markets (Net)
Index[7]	Index[8]	(Net) Index[9]	Index[10]
3.40%	-1.37%	-9.92%	-16.53%

Source: Lipper. You cannot invest directly in an index.

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

Sincerely,

Dominick J. D’Eramo, CFA

President

November 16, 2018

October 31, 2018 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

2. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate-to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

7. The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

8. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

9. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

10. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

1

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON LARGE-CAP STRATEGY FUND

Actual

Class I	$1,000.00	$1,027.10	$1.28	0.25%

Hypothetical (assuming a 5% return before expense)

Class I	$1,000.00	$1,023.95	$1.28	0.25%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

2

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At October 31, 2018, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Information Technology	22.0%
Health Care	14.3%
Financials	14.0%
Consumer Discretionary	10.4%
Communication Services	9.9%
Industrials	9.9%
Consumer Staples	6.0%
Energy	5.7%
Real Estate	2.9%
Materials	2.7%
Utilities	1.7%
Investment Companies	0.4%
Rights	0.0%[3]
Warrant	0.0%[3]
Cash Equivalents[1]	1.1%
Other Assets and Liabilities – Net[2]	(1.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Number of Shares	Value

COMMON STOCKS – 99.5%

COMMUNICATION SERVICES – 9.9%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.0%

AT&T, Inc.	144,402	$4,430,253

CenturyLink, Inc.	21,885	451,706

Verizon Communications, Inc.	82,100	4,687,089

Zayo Group Holdings, Inc.*	700	20,916

		$9,589,964

ENTERTAINMENT – 2.0%

Activision Blizzard, Inc.	16,670	1,151,064

Electronic Arts, Inc.*	6,610	601,378

Liberty Media Corp. – Liberty Formula One, Class A*	110	3,486

Lions Gate Entertainment Corp., Class A	1,380	26,441

Lions Gate Entertainment Corp., Class B	1,390	24,728

Description	Number of Shares	Value

Live Nation Entertainment, Inc.*	4,370	$228,551

Madison Square Garden Co., Class A (The)*	729	201,656

Netflix, Inc.*	8,400	2,534,952

Take-Two Interactive Software, Inc.*	1,800	231,966

Twenty-First Century Fox, Inc., Class A	24,030	1,093,846

Twenty-First Century Fox, Inc., Class B	6,380	288,248

Viacom, Inc., Class B	1,800	57,564

Walt Disney Co. (The)	29,746	3,415,733

Zynga, Inc., Class A*	8,000	29,120

		$9,888,733

INTERACTIVE MEDIA & SERVICES – 4.3%

Alphabet, Inc., Class A*	5,995	6,538,027

Alphabet, Inc., Class C*	6,129	6,599,523

Facebook, Inc., Class A*	47,980	7,282,884

IAC/InterActiveCorp*	1,300	255,567

Match Group, Inc.#,*	1,500	77,580

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

3	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

TripAdvisor, Inc.#,*	2,200	$114,708

Twitter, Inc.*	10,010	347,848

Zillow Group, Inc., Class A#,*	1,200	48,444

Zillow Group, Inc., Class C#,*	2,000	80,520

		$21,345,101

MEDIA – 1.5%

AMC Networks, Inc., Class A*	1,685	98,707

Cable One, Inc.	140	125,404

CBS Corp., Non-Voting	8,730	500,666

Charter Communications, Inc., Class A*	3,702	1,186,010

Comcast Corp., Class A	94,900	3,619,486

Discovery, Inc. Class A#,*	1,300	42,107

DISH Network Corp., Class A*	4,580	140,789

GCI Liberty, Inc., Class A*	2,461	116,479

Interpublic Group of Cos., Inc. (The)	6,020	139,423

John Wiley & Sons, Inc., Class A	2,100	113,904

Liberty Broadband Corp., Class A*	1,335	110,525

Liberty Broadband Corp., Class C*	371	30,767

Liberty Media Corp. - Liberty SiriusXM, Class A*	843	34,765

Liberty Media Corp. - Liberty SiriusXM, Class C*	3,786	156,248

News Corp., Class A	16,157	213,111

News Corp., Class B	300	4,002

Omnicom Group, Inc.	5,490	408,017

Sirius XM Holdings, Inc.#	34,040	204,921

Tribune Media Co., Class A	2,550	96,926

		$7,342,257

WIRELESS TELECOMMUNICATION SERVICES – 0.1%

Sprint Corp.*	11,050	67,626

T-Mobile US, Inc.*	7,600	520,980

		$588,606

TOTAL COMMUNICATION SERVICES		$48,754,661

CONSUMER DISCRETIONARY – 10.4%

AUTO COMPONENTS – 0.2%

Adient PLC#	400	12,168

Aptiv PLC	5,250	403,200

BorgWarner, Inc.	4,380	172,616

Garrett Motion, Inc.*	1,577	23,923

Gentex Corp.	4,680	98,514

Goodyear Tire & Rubber Co. (The)	2,750	57,915

Lear Corp.	2,100	279,090

Visteon Corp.*	1,500	118,560

		$1,165,986

AUTOMOBILES – 0.6%

Ford Motor Co.	60,800	580,640

Description	Number of Shares	Value

General Motors Co.	29,600	$1,083,064

Harley-Davidson, Inc.	3,970	151,733

Tesla, Inc.*	2,818	950,568

Thor Industries, Inc.#	1,380	96,103

		$2,862,108

DISTRIBUTORS – 0.1%

Genuine Parts Co.	4,020	393,638

LKQ Corp.*	3,880	105,808

		$499,446

DIVERSIFIED CONSUMER SERVICES – 0.1%

frontdoor, Inc.*	1,140	38,817

Graham Holdings Co., Class B	140	81,347

H&R Block, Inc.	600	15,924

Service Corp. International	4,170	172,930

ServiceMaster Global Holdings, Inc.*	2,280	97,766

		$406,784

HOTELS, RESTAURANTS & LEISURE – 2.2%

Aramark	5,800	208,336

Caesars Entertainment Corp.#,*	3,500	30,065

Carnival Corp.	10,400	582,816

Chipotle Mexican Grill, Inc.*	400	184,132

Choice Hotels International, Inc.	1,610	118,174

Darden Restaurants, Inc.	1,440	153,432

Domino’s Pizza, Inc.	1,200	322,548

Dunkin’ Brands Group, Inc.	3,700	268,472

Extended Stay America, Inc.	5,000	81,400

Hilton Grand Vacations, Inc.*	736	19,776

Hilton Worldwide Holdings, Inc.	3,653	259,984

Hyatt Hotels Corp., Class A	2,800	193,760

International Game Technology#	1,273	23,614

Las Vegas Sands Corp.	7,420	378,643

Marriott International, Inc., Class A	6,636	775,682

McDonald’s Corp.	16,049	2,839,068

MGM Resorts International	12,310	328,431

Norwegian Cruise Line Holdings Ltd.*	3,360	148,075

Restaurant Brands International LP	47	2,582

Royal Caribbean Cruises Ltd.	3,980	416,825

Six Flags Entertainment Corp.	3,100	166,966

Starbucks Corp.	28,090	1,636,804

Wendy’s Co. (The)	200	3,448

Wyndham Destinations, Inc.	3,360	120,557

Wyndham Hotels & Resorts, Inc.	3,360	165,614

Wynn Resorts Ltd.	2,200	221,320

Yum China Holdings, Inc.	8,650	312,092

Yum! Brands, Inc.	7,950	718,760

		$10,681,376

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	4

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

HOUSEHOLD DURABLES – 0.3%

DR Horton, Inc.	5,070	$182,317

Garmin Ltd.	1,690	111,810

Leggett & Platt, Inc.	3,670	133,258

Lennar Corp., Class A	3,810	163,754

Lennar Corp., Class B	76	2,719

Mohawk Industries, Inc.*	500	62,365

Newell Brands, Inc.#	7,569	120,196

NVR, Inc.*	30	67,171

PulteGroup, Inc.	10,090	247,911

Tempur Sealy International, Inc.#,*	200	9,242

Toll Brothers, Inc.	6,050	203,643

Whirlpool Corp.	150	16,464

		$1,320,850

INTERNET & CATALOG RETAIL – 3.3%

Amazon.com, Inc.*	8,160	13,039,762

Booking Holdings, Inc.*	930	1,743,359

eBay, Inc.*	21,790	632,564

Expedia Group, Inc.	2,852	357,726

GrubHub, Inc.*	1,500	139,110

Qurate Retail, Inc.*	6,850	150,289

Wayfair, Inc., Class A*	700	77,203

		$16,140,013

LEISURE EQUIPMENT & PRODUCTS – 0.1%

Hasbro, Inc.#	3,490	320,068

Mattel, Inc.#,*	1,950	26,481

Polaris Industries, Inc.	1,500	133,470

		$480,019

MULTILINE RETAIL – 0.5%

Burlington Stores, Inc.*	900	154,341

Dollar General Corp.	6,600	735,108

Dollar Tree, Inc.*	5,662	477,307

Kohl’s Corp.	2,210	167,363

Macy’s, Inc.	7,580	259,918

Nordstrom, Inc.	480	31,570

Target Corp.	9,260	774,414

		$2,600,021

SPECIALTY RETAIL – 2.3%

Advance Auto Parts, Inc.	1,850	295,556

AutoNation, Inc.*	480	19,430

AutoZone, Inc.*	660	484,090

Best Buy Co., Inc.	5,580	391,493

CarMax, Inc.#,*	1,900	129,029

Dick’s Sporting Goods, Inc.	1,500	53,055

Foot Locker, Inc.	710	33,469

Description	Number of Shares	Value

Gap, Inc. (The)	100	$2,730

Home Depot, Inc. (The)	23,350	4,106,798

L Brands, Inc.	1,610	52,196

Lowe’s Cos., Inc.	17,600	1,675,872

O’Reilly Automotive, Inc.*	2,000	641,500

Ross Stores, Inc.	8,940	885,060

Tiffany & Co.	3,050	339,465

TJX Cos., Inc. (The)	13,740	1,509,751

Tractor Supply Co.	1,200	110,268

Ulta Beauty, Inc.*	1,400	384,328

Urban Outfitters, Inc.*	2,800	110,488

Williams-Sonoma, Inc.#	1,040	61,755

		$11,286,333

TEXTILES, APPAREL & LUXURY GOODS – 0.7%

Carter’s, Inc.	1,400	134,372

Hanesbrands, Inc.#	6,100	104,676

Lululemon Athletica, Inc.*	1,100	154,803

Michael Kors Holdings Ltd.*	2,500	138,525

NIKE, Inc., Class B	25,540	1,916,522

PVH Corp.	680	82,137

Ralph Lauren Corp.	700	90,727

Skechers U.S.A., Inc., Class A*	1,900	54,283

Tapestry, Inc.	7,710	326,210

Under Armour, Inc., Class A#,*	4,600	101,706

Under Armour, Inc., Class C*	622	12,334

VF Corp.	6,050	501,424

		$3,617,719

TOTAL CONSUMER DISCRETIONARY		$51,060,655

CONSUMER STAPLES – 6.0%

BEVERAGES – 1.4%

Brown-Forman Corp., Class A	1,100	51,007

Brown-Forman Corp., Class B	4,525	209,689

Coca-Cola Co. (The)	60,600	2,901,528

Constellation Brands, Inc., Class A	2,700	537,921

Keurig Dr. Pepper, Inc.	2,200	57,200

Molson Coors Brewing Co., Class B	3,000	192,000

Monster Beverage Corp.*	7,900	417,515

PepsiCo, Inc.	24,300	2,730,834

		$7,097,694

FOOD & STAPLES RETAILING – 1.5%

Costco Wholesale Corp.	7,600	1,737,588

CVS Health Corp.	17,700	1,281,303

Kroger Co. (The)	17,900	532,704

Sprouts Farmers Market, Inc.*	3,200	86,048

Sysco Corp.	8,500	606,305

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

5	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

U.S. Foods Holding Corp.*	2,900	$84,593

Walgreens Boots Alliance, Inc.	11,600	925,332

Walmart, Inc.	23,600	2,366,608

		$7,620,481

FOOD PRODUCTS – 1.0%

Archer-Daniels-Midland Co.	11,900	562,275

Bunge Ltd.	3,100	191,580

Campbell Soup Co.#	5,800	216,978

Conagra Brands, Inc.	10,200	363,120

Flowers Foods, Inc.	1,600	30,896

General Mills, Inc.	6,700	293,460

Hain Celestial Group, Inc. (The)*	5,200	129,376

Hershey Co. (The)	3,500	375,025

Hormel Foods Corp.	2,100	91,644

Ingredion, Inc.	500	50,590

JM Smucker Co. (The)	500	54,160

Kellogg Co.	2,000	130,960

Kraft Heinz Co. (The)	9,000	494,730

Lamb Weston Holdings, Inc.	2,700	211,032

McCormick & Co., Inc.	800	115,200

Mondelez International, Inc., Class A	23,400	982,332

Pilgrim’s Pride Corp.*	2,800	49,448

Post Holdings, Inc.*	1,000	88,420

TreeHouse Foods, Inc.#,*	1,500	68,340

Tyson Foods, Inc., Class A	4,100	245,672

		$4,745,238

HOUSEHOLD PRODUCTS – 1.1%

Church & Dwight Co., Inc.	2,800	166,236

Clorox Co. (The)	3,100	460,195

Colgate-Palmolive Co.	12,000	714,600

Energizer Holdings, Inc.	1,700	99,909

Kimberly-Clark Corp.	4,500	469,350

Procter & Gamble Co. (The)	39,400	3,493,992

Spectrum Brands Holdings, Inc.	800	51,960

		$5,456,242

PERSONAL PRODUCTS – 0.2%

Coty, Inc., Class A#	8,500	89,675

Estee Lauder Cos., Inc., Class A (The)	3,200	439,808

Herbalife Nutrition Ltd.*	2,900	154,454

Nu Skin Enterprises, Inc., Class A	1,500	105,330

		$789,267

TOBACCO – 0.8%

Altria Group, Inc.	28,100	1,827,624

Philip Morris International, Inc.	23,400	2,060,838

		$3,888,462

TOTAL CONSUMER STAPLES		$29,597,384

Description	Number of Shares	Value

ENERGY – 5.7%

ENERGY EQUIPMENT & SERVICES – 0.6%

Apergy Corp.*	2,080	$81,099

Baker Hughes, Inc.	5,000	133,450

Halliburton Co.	18,790	651,637

Helmerich & Payne, Inc.	3,560	221,752

National Oilwell Varco, Inc.	4,905	180,504

Patterson-UTI Energy, Inc.	4,700	78,208

RPC, Inc.#	3,450	51,336

Schlumberger Ltd.	25,446	1,305,634

Transocean Ltd.#,*	14,600	160,746

		$2,864,366

OIL, GAS & CONSUMABLE FUELS – 5.1%

Anadarko Petroleum Corp.	10,650	566,580

Antero Resources Corp.#,*	2,300	36,547

Apache Corp.	4,440	167,965

Cabot Oil & Gas Corp.	11,300	273,799

Cheniere Energy, Inc.*	4,830	291,780

Chevron Corp.	38,920	4,345,418

Cimarex Energy Co.#	1,700	135,099

CNX Resources Corp.*	6,500	101,725

Concho Resources, Inc.*	3,400	472,906

ConocoPhillips	25,160	1,758,684

Continental Resources, Inc.*	2,220	116,950

Devon Energy Corp.	7,480	242,352

Diamondback Energy, Inc.	2,200	247,192

Energen Corp.*	2,480	178,486

EOG Resources, Inc.	12,680	1,335,711

EQT Corp.	2,326	79,014

Exxon Mobil Corp.	85,593	6,820,050

Hess Corp.	4,590	263,466

HollyFrontier Corp.	3,940	265,714

Kinder Morgan, Inc.	29,755	506,430

Kosmos Energy Ltd.#,*	1,600	10,384

Marathon Oil Corp.	19,730	374,673

Marathon Petroleum Corp.	15,100	1,063,795

Murphy Oil Corp.	5,400	172,044

Newfield Exploration Co.*	3,100	62,620

Noble Energy, Inc.	5,620	139,657

Occidental Petroleum Corp.	14,100	945,687

ONEOK, Inc.	6,660	436,896

Parsley Energy, Inc., Class A*	4,400	103,048

PBF Energy, Inc., Class A	3,000	125,550

Phillips 66	9,690	996,326

Pioneer Natural Resources Co.	3,850	566,990

QEP Resources, Inc.*	5,500	49,005

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	6

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Range Resources Corp.	5,200	$82,420

SM Energy Co.#	3,350	81,539

Targa Resources Corp.	4,300	222,181

Valero Energy Corp.	9,620	876,286

Whiting Petroleum Corp.#,*	2,387	89,035

Williams Cos., Inc. (The)	19,570	476,138

WPX Energy, Inc.*	7,917	126,989

		$25,207,131

TOTAL ENERGY		$28,071,497

FINANCIALS – 14.0%

CAPITAL MARKETS – 2.8%

Affiliated Managers Group, Inc.	1,270	144,348

Ameriprise Financial, Inc.	3,540	450,430

Bank of New York Mellon Corp. (The)	20,120	952,280

BGC Partners, Inc., Class A	2,100	22,239

BlackRock, Inc.	2,460	1,012,093

Cboe Global Markets, Inc.	3,000	338,550

Charles Schwab Corp. (The)	23,850	1,102,824

CME Group, Inc.	6,900	1,264,356

E*TRADE Financial Corp.	6,000	296,520

Eaton Vance Corp.	270	12,164

FactSet Research Systems, Inc.	840	187,958

Franklin Resources, Inc.	1,120	34,160

Goldman Sachs Group, Inc. (The)	7,140	1,609,142

Interactive Brokers Group, Inc., Class A	2,300	113,643

Intercontinental Exchange, Inc.	11,790	908,302

Invesco Ltd.	1,720	37,341

Legg Mason, Inc.	210	5,926

LPL Financial Holdings, Inc.	2,300	141,680

Moody’s Corp.	3,740	544,095

Morgan Stanley	25,746	1,175,562

Morningstar, Inc.	1,100	137,280

MSCI, Inc.	2,520	378,958

Nasdaq, Inc.	3,830	332,099

Northern Trust Corp.	3,280	308,550

Raymond James Financial, Inc.	3,410	261,513

S&P Global, Inc.	5,290	964,473

SEI Investments Co.	3,840	205,248

State Street Corp.	7,770	534,188

T. Rowe Price Group, Inc.	3,680	356,923

TD Ameritrade Holding Corp.	2,650	137,058

		$13,969,903

COMMERCIAL BANKS – 1.5%

Associated Banc-Corp.	6,885	159,594

Bank of Hawaii Corp.	2,470	193,747

BB&T Corp.	16,690	820,480

Description	Number of Shares	Value

BOK Financial Corp.	820	$70,299

Citizens Financial Group, Inc.	13,050	487,418

Commerce Bancshares, Inc.	910	57,876

Cullen/Frost Bankers, Inc.#	1,440	141,005

East West Bancorp, Inc.	2,500	131,100

Fifth Third Bancorp	18,250	492,568

First Horizon National Corp.	8,934	144,195

First Republic Bank	4,500	409,455

Huntington Bancshares, Inc.	16,541	237,033

KeyCorp	19,044	345,839

M&T Bank Corp.§	1,610	266,310

PacWest Bancorp.	2,239	90,948

PNC Financial Services Group, Inc. (The)	9,460	1,215,515

Popular, Inc.	600	31,206

Regions Financial Corp.	28,556	484,595

Signature Bank	1,000	109,900

SunTrust Banks, Inc.	10,180	637,879

SVB Financial Group*	1,200	284,676

Synovus Financial Corp.	4,994	187,575

TCF Financial Corp.	710	14,825

Zions Bancorp NA	3,590	168,909

		$7,182,947

CONSUMER FINANCE – 0.7%

Ally Financial, Inc.	5,400	137,214

American Express Co.	14,440	1,483,421

Capital One Financial Corp.	8,900	794,770

Credit Acceptance Corp.*	250	106,105

Discover Financial Services	8,380	583,835

Navient Corp.	2,760	31,961

SLM Corp.*	5,760	58,406

Synchrony Financial	9,500	274,360

		$3,470,072

DIVERSIFIED FINANCIAL SERVICES – 6.1%

Bank of America Corp.	186,250	5,121,875

Berkshire Hathaway, Inc., Class B*	38,396	7,881,931

Citigroup, Inc.	51,182	3,350,374

Comerica, Inc.	4,130	336,843

Jefferies Financial Group, Inc.	110	2,362

JPMorgan Chase & Co.	65,620	7,153,892

U.S. Bancorp	29,470	1,540,397

Voya Financial, Inc.	1,900	83,144

Wells Fargo & Co.	81,575	4,342,237

		$29,813,055

INSURANCE – 2.8%

Aflac, Inc.	18,100	779,567

Alleghany Corp.	156	93,706

Allstate Corp. (The)	8,180	782,990

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

7	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

American Financial Group, Inc.	1,600	$160,048

American International Group, Inc.	14,380	593,750

Aon PLC	5,300	827,754

Arch Capital Group Ltd.*	7,170	203,413

Arthur J Gallagher & Co.	5,580	412,976

Assurant, Inc.	1,130	109,847

Assured Guaranty Ltd.	3,550	141,929

Axis Capital Holdings Ltd.	3,280	182,991

Brighthouse Financial, Inc.*	2,068	81,955

Brown & Brown, Inc.	9,540	268,837

Chubb Ltd.	10,147	1,267,462

Cincinnati Financial Corp.	4,906	385,808

CNA Financial Corp.#	1,050	45,539

Erie Indemnity Co., Class A	670	86,892

Everest Re Group Ltd.	1,170	254,896

Fidelity National Financial, Inc.	5,341	178,656

Hanover Insurance Group, Inc. (The)	1,100	122,518

Hartford Financial Services Group, Inc. (The)	4,390	199,394

Lincoln National Corp.	6,070	365,353

Loews Corp.	5,050	235,128

Markel Corp.*	280	306,107

Marsh & McLennan Cos., Inc.	11,590	982,253

MetLife, Inc.	15,551	640,546

Old Republic International Corp.	1,900	41,895

Principal Financial Group, Inc.	6,990	329,019

Progressive Corp. (The)	12,930	901,221

Prudential Financial, Inc.	9,530	893,723

Reinsurance Group of America, Inc.	1,690	240,605

RenaissanceRe Holdings Ltd.	20	2,443

Torchmark Corp.	1,695	143,499

Travelers Cos., Inc. (The)	6,380	798,329

Unum Group	2,110	76,509

White Mountains Insurance Group Ltd.	160	141,867

Willis Towers Watson PLC	2,600	372,216

WR Berkley Corp.	3,580	271,722

		$13,923,363

MORTGAGE REAL ESTATE INVESTMENT TRUSTS – 0.0%**

AGNC Investment Corp.	830	14,807

Annaly Capital Management, Inc.	9,280	91,594

Chimera Investment Corp.	6,840	127,224

New Residential Investment Corp.	700	12,516

		$246,141

REAL ESTATE INVESTMENT TRUSTS – 0.1%

Omega Healthcare Investors, Inc.#	7,800	260,130

THRIFTS & MORTGAGE FINANCE – 0.0%**

New York Community Bancorp, Inc.#	100	958

Description	Number of Shares	Value

TFS Financial Corp.	150	$2,207

		$3,165

TOTAL FINANCIALS		$68,868,776

HEALTH CARE – 14.3%

BIOTECHNOLOGY – 2.5%

AbbVie, Inc.	30,978	2,411,637

Agios Pharmaceuticals, Inc.#,*	900	56,754

Alexion Pharmaceuticals, Inc.*	2,990	335,089

Alkermes PLC*	2,700	110,241

Alnylam Pharmaceuticals, Inc.*	1,700	136,731

Amgen, Inc.	12,964	2,499,330

Biogen, Inc.*	4,200	1,277,934

BioMarin Pharmaceutical, Inc.*	2,900	267,293

Celgene Corp.*	15,366	1,100,206

Exact Sciences Corp.*	2,200	156,310

Exelixis, Inc.*	5,100	70,737

Gilead Sciences, Inc.	26,244	1,789,316

Incyte Corp.*	2,960	191,867

Ionis Pharmaceuticals, Inc.#,*	2,800	138,740

Neurocrine Biosciences, Inc.*	1,500	160,725

Regeneron Pharmaceuticals, Inc.*	1,600	542,784

Sarepta Therapeutics, Inc.*	1,100	147,136

Seattle Genetics, Inc.*	1,500	84,195

TESARO, Inc.#,*	2,500	72,200

United Therapeutics Corp.*	1,140	126,380

Vertex Pharmaceuticals, Inc.*	5,143	871,533

		$12,547,138

HEALTH CARE EQUIPMENT & SUPPLIES – 3.1%

Abbott Laboratories	32,545	2,243,652

ABIOMED, Inc.*	700	238,840

Align Technology, Inc.*	1,160	256,592

Baxter International, Inc.	11,630	726,991

Becton Dickinson & Co.	5,334	1,229,487

Boston Scientific Corp.*	28,100	1,015,534

Cooper Cos., Inc. (The)	1,250	322,888

Danaher Corp.	12,080	1,200,752

DENTSPLY SIRONA, Inc.	3,779	130,867

DexCom, Inc.*	1,600	212,432

Edwards Lifesciences Corp.*	4,472	660,067

Hill-Rom Holdings, Inc.	2,260	190,021

Hologic, Inc.*	6,740	262,793

IDEXX Laboratories, Inc.*	1,880	398,786

Insulet Corp.*	500	44,105

Intuitive Surgical, Inc.*	2,200	1,146,596

Medtronic PLC	25,426	2,283,763

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	8

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Penumbra, Inc.*	200	$27,200

ResMed, Inc.	3,520	372,838

Stryker Corp.	7,300	1,184,206

Teleflex, Inc.	1,360	327,406

Varian Medical Systems, Inc.*	2,750	328,268

Zimmer Biomet Holdings, Inc.	2,910	330,547

		$15,134,631

HEALTH CARE PROVIDERS & SERVICES – 3.1%

Acadia Healthcare Co., Inc.#,*	1,500	62,250

Aetna, Inc.	6,531	1,295,750

AmerisourceBergen Corp.	3,970	349,360

Anthem, Inc.	5,210	1,435,720

Cardinal Health, Inc.	4,220	213,532

Centene Corp.*	4,132	538,482

Cigna Corp.	5,130	1,096,845

DaVita, Inc.*	2,788	187,744

Express Scripts Holding Co.*	11,762	1,140,561

HCA Healthcare, Inc.	5,400	721,062

Henry Schein, Inc.*	4,720	391,760

Humana, Inc.	2,830	906,760

Laboratory Corp. of America Holdings*	1,857	298,141

McKesson Corp.	4,100	511,516

MEDNAX, Inc.*	2,640	109,006

Molina Healthcare, Inc.*	600	76,062

Quest Diagnostics, Inc.	3,750	352,913

UnitedHealth Group, Inc.	18,820	4,918,607

Universal Health Services, Inc., Class B	2,480	301,469

WellCare Health Plans, Inc.*	500	137,995

		$15,045,535

HEALTH CARE TECHNOLOGY – 0.1%

Cerner Corp.*	7,040	403,251

Veeva Systems, Inc., Class A*	2,720	248,472

		$651,723

LIFE SCIENCES TOOLS & SERVICES – 1.0%

Agilent Technologies, Inc.	7,490	485,277

Bio-Rad Laboratories, Inc., Class A*	890	242,837

Bruker Corp.	4,900	153,517

Charles River Laboratories International, Inc.*	2,020	246,076

Illumina, Inc.*	2,840	883,666

IQVIA Holdings, Inc.*	2,480	304,866

Mettler-Toledo International, Inc.*	620	339,028

PerkinElmer, Inc.	3,670	317,382

PRA Health Sciences, Inc.*	100	9,687

Thermo Fisher Scientific, Inc.	7,620	1,780,413

Waters Corp.*	2,210	419,215

		$5,181,964

Description	Number of Shares	Value

PHARMACEUTICALS – 4.5%

Allergan PLC	6,585	$1,040,496

Bristol-Myers Squibb Co.	30,260	1,529,340

Eli Lilly & Co.	17,830	1,933,485

Jazz Pharmaceuticals PLC*	200	31,764

Johnson & Johnson	52,200	7,307,478

Merck & Co., Inc.	52,466	3,862,022

Mylan NV*	6,930	216,562

Nektar Therapeutics*	3,200	123,776

Perrigo Co. PLC	1,440	101,232

Pfizer, Inc.	113,903	4,904,663

Zoetis, Inc.	10,381	935,847

		$21,986,665

TOTAL HEALTH CARE		$70,547,656

INDUSTRIALS – 9.9%

AEROSPACE & DEFENSE – 3.0%

Arconic, Inc.	2,566	52,167

Boeing Co. (The)	11,140	3,953,140

BWX Technologies, Inc.	2,940	171,872

General Dynamics Corp.	5,730	988,883

HEICO Corp., Class A	1,952	130,120

Hexcel Corp.	3,600	210,672

Honeywell International, Inc.	15,770	2,283,811

Huntington Ingalls Industries, Inc.	1,345	293,856

L3 Technologies, Inc.	2,010	380,835

Lockheed Martin Corp.	4,750	1,395,788

Northrop Grumman Corp.	3,670	961,357

Raytheon Co.	6,320	1,106,253

Rockwell Collins, Inc.	2,800	358,456

Spirit AeroSystems Holdings, Inc., Class A	1,940	162,979

Textron, Inc.	3,270	175,370

TransDigm Group, Inc.*	1,090	359,973

United Technologies Corp.	15,300	1,900,413

		$14,885,945

AIR FREIGHT & LOGISTICS – 0.6%

C.H. Robinson Worldwide, Inc.	1,184	105,412

Expeditors International of Washington, Inc.	1,380	92,708

FedEx Corp.	5,560	1,225,090

United Parcel Service, Inc., Class B	13,330	1,420,178

XPO Logistics, Inc.*	1,000	89,380

		$2,932,768

AIRLINES – 0.4%

Alaska Air Group, Inc.	1,800	110,556

American Airlines Group, Inc.	6,400	224,512

Delta Air Lines, Inc.	12,490	683,578

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

9	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Southwest Airlines Co.	12,430	$610,313

United Continental Holdings, Inc.*	5,483	468,851

		$2,097,810

BUILDING PRODUCTS – 0.4%

Allegion PLC	2,233	191,435

Fortune Brands Home & Security, Inc.	4,760	213,391

Johnson Controls International PLC	14,331	458,162

Lennox International, Inc.	1,390	293,137

Masco Corp.	9,030	270,900

Owens Corning	2,290	108,248

Resideo Technologies, Inc.*	2,628	55,319

Smith (A.O.) Corp.	5,000	227,650

		$1,818,242

COMMERCIAL SERVICES & SUPPLIES – 0.4%

Cintas Corp.	2,420	440,125

Copart, Inc.*	3,800	185,858

KAR Auction Services, Inc.	200	11,388

Republic Services, Inc.	6,340	460,791

Stericycle, Inc.*	152	7,595

Waste Management, Inc.	10,240	916,173

		$2,021,930

CONSTRUCTION & ENGINEERING – 0.1%

Fluor Corp.	100	4,386

Jacobs Engineering Group, Inc.	4,150	311,624

Quanta Services, Inc.*	560	17,472

		$333,482

ELECTRICAL EQUIPMENT – 0.5%

Acuity Brands, Inc.	800	100,512

AMETEK, Inc.	3,160	211,973

Eaton Corp. PLC	7,478	535,948

Emerson Electric Co.	11,440	776,547

Hubbell, Inc.	1,290	131,193

nVent Electric PLC	3,816	93,187

Rockwell Automation, Inc.	2,320	382,174

		$2,231,534

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.1%

Fortive Corp.	7,640	567,270

INDUSTRIAL CONGLOMERATES – 1.0%

3M Co.	11,960	2,275,510

Carlisle Cos., Inc.	1,290	124,601

General Electric Co.	158,920	1,605,092

Roper Technologies, Inc.	2,500	707,250

		$4,712,453

MACHINERY – 1.9%

AGCO Corp.	1,060	59,402

Description	Number of Shares	Value

Allison Transmission Holdings, Inc.	4,800	$211,584

Caterpillar, Inc.	12,400	1,504,368

Colfax Corp.*	2,900	81,287

Crane Co.	1,200	104,448

Cummins, Inc.	3,980	544,026

Deere & Co.	7,090	960,270

Donaldson Co., Inc.	4,010	205,633

Dover Corp.	4,160	344,614

Graco, Inc.	6,420	260,845

IDEX Corp.	2,120	268,858

Illinois Tool Works, Inc.	7,000	892,990

Ingersoll-Rand PLC	6,350	609,219

ITT, Inc.	2,535	128,018

Lincoln Electric Holdings, Inc.	1,900	153,729

Nordson Corp.	1,500	184,005

Oshkosh Corp.	1,790	100,491

PACCAR, Inc.	4,690	268,315

Parker-Hannifin Corp.	2,960	448,825

Pentair PLC	3,816	153,212

Snap-on, Inc.#	1,280	197,043

Stanley Black & Decker, Inc.	4,020	468,410

Terex Corp.	2,630	87,816

Timken Co. (The)	600	23,730

Toro Co. (The)	3,780	212,927

Trinity Industries, Inc.	2,400	68,520

Valmont Industries, Inc.	1,060	131,769

WABCO Holdings, Inc.*	2,050	220,273

Wabtec Corp.#	1,720	141,074

Welbilt, Inc.*	3,910	73,195

Xylem, Inc.	5,010	328,556

		$9,437,452

PROFESSIONAL SERVICES – 0.2%

Equifax, Inc.	3,360	340,838

IHS Markit Ltd.*	4,887	256,714

ManpowerGroup, Inc.	1,860	141,899

Nielsen Holdings PLC	1,250	32,475

TransUnion	2,400	157,800

Verisk Analytics, Inc.*	2,000	239,680

		$1,169,406

ROAD & RAIL – 1.1%

CSX Corp.	17,400	1,198,164

JB Hunt Transport Services, Inc.	2,280	252,191

Kansas City Southern	2,180	222,273

Landstar System, Inc.	1,590	159,143

Norfolk Southern Corp.	6,160	1,033,833

Old Dominion Freight Line, Inc.	1,400	182,588

Ryder System, Inc.	40	2,212

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Union Pacific Corp.	15,770	$2,305,889

		$5,356,293

TRADING COMPANIES & DISTRIBUTORS – 0.2%

Air Lease Corp.	1,200	45,720

Fastenal Co.	3,520	180,963

MSC Industrial Direct Co., Inc., Class A	1,390	112,673

United Rentals, Inc.*	2,020	242,541

Watsco, Inc.	100	14,818

WW Grainger, Inc.	1,140	323,726

		$920,441

TOTAL INDUSTRIALS		$48,485,026

INFORMATION TECHNOLOGY – 22.0%

COMMUNICATIONS EQUIPMENT – 1.3%

Arista Networks, Inc.*	900	207,315

ARRIS International PLC*	100	2,487

Cisco Systems, Inc.	97,150	4,444,613

CommScope Holding Co., Inc.*	3,400	81,804

EchoStar Corp., Class A*	70	2,839

F5 Networks, Inc.*	490	85,887

Harris Corp.	2,859	425,162

Juniper Networks, Inc.	3,490	102,152

Motorola Solutions, Inc.	4,430	542,941

Palo Alto Networks, Inc.*	1,690	309,338

		$6,204,538

COMPUTERS & PERIPHERALS – 4.8%

Apple, Inc.	97,860	21,417,640

Hewlett Packard Enterprise Co.	37,790	576,298

HP, Inc.	37,590	907,423

NCR Corp.*	1,820	48,867

NetApp, Inc.	4,753	373,063

Pure Storage, Inc., Class A*	2,700	54,486

Western Digital Corp.	4,983	214,618

		$23,592,395

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Amphenol Corp., Class A	7,500	671,250

Arrow Electronics, Inc.*	2,940	199,067

CDW Corp.	4,490	404,145

Cognex Corp.	5,000	214,200

Coherent, Inc.*	800	98,512

Corning, Inc.	20,370	650,822

Dolby Laboratories, Inc., Class A	150	10,322

IPG Photonics Corp.*	700	93,485

Keysight Technologies, Inc.*	1,400	79,912

National Instruments Corp.	1,930	94,512

Trimble Navigation Ltd.*	6,680	249,698

Description	Number of Shares	Value

Zebra Technologies Corp., Class A*	600	$99,780

		$2,865,705

IT SERVICES – 5.0%

Accenture PLC, Class A	13,700	2,159,394

Akamai Technologies, Inc.*	3,950	285,388

Alliance Data Systems Corp.	1,290	265,972

Amdocs Ltd.	2,620	165,767

Automatic Data Processing, Inc.	9,730	1,401,898

Black Knight, Inc.*	2,037	99,344

Booz Allen Hamilton Holding Corp.	800	39,632

Broadridge Financial Solutions, Inc.	3,430	401,104

Cognizant Technology Solutions Corp., Class A	11,910	822,147

DXC Technology Co.	6,676	486,213

EPAM Systems, Inc.*	600	71,682

Euronet Worldwide, Inc.*	600	66,708

Fidelity National Information Services, Inc.	6,443	670,716

First Data Corp., Class A*	8,200	153,668

Fiserv, Inc.*	9,220	731,146

FleetCor Technologies, Inc.*	2,000	400,060

Gartner, Inc.*	1,600	236,032

Global Payments, Inc.	4,400	502,612

GoDaddy, Inc., Class A*	1,550	113,414

International Business Machines Corp.	17,360	2,003,865

Jack Henry & Associates, Inc.	1,900	284,677

Leidos Holdings, Inc.	2,200	142,516

Mastercard, Inc., Class A	19,020	3,759,683

Okta, Inc.*	1,800	105,048

Paychex, Inc.	6,570	430,269

PayPal Holdings, Inc.*	25,065	2,110,222

Sabre Corp.	1,600	39,440

Square, Inc., Class A*	5,400	396,630

Switch, Inc., Class A#	1,400	12,418

Teradata Corp.*	1,070	38,948

Total System Services, Inc.	3,720	339,078

Twilio, Inc., Class A*	1,600	120,352

VeriSign, Inc.*	2,650	377,731

Visa, Inc., Class A	35,820	4,937,787

Western Union Co. (The)	1,840	33,194

WEX, Inc.*	400	70,384

Worldpay, Inc., Class A*	5,100	468,384

Xerox Corp.	4,400	122,628

		$24,866,151

PROFESSIONAL SERVICES – 0.1%

CoStar Group, Inc.*	800	289,136

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.9%

Advanced Micro Devices, Inc.*	19,900	362,379

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

11	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Analog Devices, Inc.	7,952	$665,662

Applied Materials, Inc.	22,280	732,566

Broadcom, Inc.	8,833	1,974,087

Cypress Semiconductor Corp.	12,000	155,280

First Solar, Inc.*	2,200	91,960

Intel Corp.	95,470	4,475,634

KLA-Tencor Corp.	4,150	379,891

Lam Research Corp.	3,680	521,566

Marvell Technology Group Ltd.	11,453	187,944

Maxim Integrated Products, Inc.	3,220	161,064

Microchip Technology, Inc.#	6,139	403,823

Micron Technology, Inc.*	23,900	901,508

NVIDIA Corp.	11,980	2,525,743

NXP Semiconductors NV	5,100	382,449

ON Semiconductor Corp.*	8,220	139,740

Qorvo, Inc.*	2,850	209,504

QUALCOMM, Inc.	28,780	1,809,974

Skyworks Solutions, Inc.	3,900	338,364

Teradyne, Inc.	7,250	249,763

Texas Instruments, Inc.	19,800	1,838,034

Universal Display Corp.#	1,200	147,612

Versum Materials, Inc.	2,600	82,056

Xilinx, Inc.	5,500	469,535

		$19,206,138

SOFTWARE – 6.3%

2U, Inc.*	200	12,582

Adobe, Inc.*	10,160	2,496,922

ANSYS, Inc.*	1,380	206,379

Aspen Technology, Inc.*	700	59,423

Atlassian Corp. PLC, Class A*	1,300	98,683

Autodesk, Inc.*	5,330	688,903

CA, Inc.	2,780	123,321

Cadence Design Systems, Inc.*	8,810	392,662

CDK Global, Inc.	4,676	267,654

Citrix Systems, Inc.*	3,590	367,867

Dell Technologies, Inc., Class V*	3,183	287,711

FireEye, Inc.*	2,600	48,074

Fortinet, Inc.*	1,700	139,706

Guidewire Software, Inc.*	800	71,176

Intuit, Inc.	5,500	1,160,500

LogMeIn, Inc.	57	4,909

Manhattan Associates, Inc.*	600	28,644

Microsoft Corp.	152,249	16,261,716

Nuance Communications, Inc.*	2,400	41,736

Oracle Corp.	58,910	2,877,164

Paycom Software, Inc.*	700	87,640

Description	Number of Shares	Value

PTC, Inc.*	2,100	$173,061

RealPage, Inc.*	900	47,700

Red Hat, Inc.*	4,030	691,709

RingCentral, Inc., Class A*	800	62,184

salesforce.com, Inc.*	14,930	2,048,993

ServiceNow, Inc.*	3,900	706,056

Splunk, Inc.*	2,800	279,552

SS&C Technologies Holdings, Inc.	2,200	112,552

Symantec Corp.	6,920	125,598

Synopsys, Inc.*	2,600	232,778

Tableau Software, Inc., Class A*	1,000	106,680

Tyler Technologies, Inc.*	200	42,332

Ultimate Software Group, Inc. (The)*	240	63,991

VMware, Inc., Class A*	1,510	213,499

Workday, Inc., Class A*	2,350	312,597

Zendesk, Inc.*	1,300	71,461

		$31,014,115

TOTAL INFORMATION TECHNOLOGY		$108,038,178

MATERIALS – 2.7%

CHEMICALS – 1.9%

Air Products & Chemicals, Inc.	5,100	787,185

Albemarle Corp.#	2,000	198,440

Ashland Global Holdings, Inc.	1,200	88,776

Cabot Corp.	600	29,208

Celanese Corp.	3,500	339,290

CF Industries Holdings, Inc.	6,100	292,983

Chemours Co. (The)	1,700	56,117

DowDuPont, Inc.	45,937	2,476,923

Eastman Chemical Co.	4,000	313,400

Ecolab, Inc.	5,900	903,585

FMC Corp.	3,900	304,512

Huntsman Corp.	5,200	113,776

International Flavors & Fragrances, Inc.	700	101,262

Linde PLC	6,400	1,059,008

LyondellBasell Industries NV, Class A	7,300	651,671

Mosaic Co. (The)	4,200	129,948

Olin Corp.	900	18,180

Platform Specialty Products Corp.*	2,900	31,378

PPG Industries, Inc.	3,700	388,833

RPM International, Inc.	2,700	165,159

Sherwin-Williams Co. (The)	1,800	708,246

Westlake Chemical Corp.	1,300	92,690

		$9,250,570

CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.	1,000	73,840

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Martin Marietta Materials, Inc.	1,400	$239,792

Vulcan Materials Co.	3,300	333,762

		$647,394

CONTAINERS & PACKAGING – 0.3%

Avery Dennison Corp.	900	81,648

Ball Corp.	3,200	143,360

Berry Global Group, Inc.*	200	8,724

International Paper Co.	10,300	467,208

Owens-Illinois, Inc.*	6,100	95,587

Packaging Corp. of America	2,200	201,982

Westrock Co.	5,300	227,741

		$1,226,250

METALS & MINING – 0.4%

Alcoa Corp.*	3,988	139,540

Freeport-McMoRan, Inc.	29,300	341,345

Newmont Mining Corp.	12,300	380,316

Nucor Corp.	8,500	502,520

Reliance Steel & Aluminum Co.	1,800	142,056

Royal Gold, Inc.	1,300	99,619

Southern Copper Corp.	800	30,672

Steel Dynamics, Inc.	6,200	245,520

United States Steel Corp.	4,000	106,120

		$1,987,708

PAPER & FOREST PRODUCTS – 0.0%**

Domtar Corp.	3,100	143,561

TOTAL MATERIALS		$13,255,483

REAL ESTATE – 2.9%

REAL ESTATE INVESTMENT TRUSTS – 2.8%

Alexandria Real Estate Equities, Inc.	2,815	344,077

American Campus Communities, Inc.	4,700	185,697

American Homes 4 Rent, Class A	1,650	34,766

American Tower Corp.	7,760	1,209,086

Apartment Investment & Management Co., Class A	3,970	170,869

AvalonBay Communities, Inc.	1,522	266,928

Boston Properties, Inc.	1,850	223,406

Brandywine Realty Trust	4,680	65,801

Brixmor Property Group, Inc.	4,400	71,280

Camden Property Trust	2,670	241,021

Corporate Office Properties Trust	4,700	121,448

Crown Castle International Corp.	8,140	885,144

CyrusOne, Inc.	600	31,938

Digital Realty Trust, Inc.	3,910	403,747

Douglas Emmett, Inc.	4,410	159,598

Duke Realty Corp.	10,010	275,976

EPR Properties	700	48,118

Description	Number of Shares	Value

Equinix, Inc.	1,581	$598,788

Equity Commonwealth	4,992	148,662

Equity LifeStyle Properties, Inc.	2,800	265,132

Equity Residential	3,650	237,104

Essex Property Trust, Inc.	1,073	269,087

Extra Space Storage, Inc.	3,100	279,186

Federal Realty Investment Trust	970	120,329

Forest City Realty Trust, Inc., Class A	3,400	85,544

Gaming and Leisure Properties, Inc.	1,404	47,301

HCP, Inc.	4,030	111,027

Hospitality Properties Trust	3,600	92,232

Host Hotels & Resorts, Inc.	18,140	346,655

Iron Mountain, Inc.	3,503	107,227

JBG SMITH Properties	836	31,333

Kilroy Realty Corp.	3,325	229,026

Kimco Realty Corp.	8,780	141,270

Lamar Advertising Co., Class A	2,400	175,968

Liberty Property Trust	4,040	169,155

Life Storage, Inc.	1,000	94,160

Macerich Co. (The)	600	30,972

Medical Properties Trust, Inc.	1,000	14,860

Mid-America Apartment Communities, Inc.	3,271	319,609

National Retail Properties, Inc.	2,500	116,875

Outfront Media, Inc.	1,400	24,808

Park Hotels & Resorts, Inc.	1,392	40,465

Prologis, Inc.	10,890	702,078

Public Storage	3,060	628,738

Rayonier, Inc.	5,615	169,573

Realty Income Corp.	6,710	404,412

Regency Centers Corp.	2,035	128,938

Retail Value, Inc.*	490	13,725

SBA Communications Corp.*	2,250	364,883

Senior Housing Properties Trust	5,700	91,599

Simon Property Group, Inc.	5,893	1,081,483

SL Green Realty Corp.	490	44,717

Taubman Centers, Inc.	600	33,006

UDR, Inc.	8,280	324,493

Uniti Group, Inc.*	1,600	30,624

Ventas, Inc.	3,286	190,719

VEREIT, Inc.	13,600	99,688

Vornado Realty Trust	2,473	168,362

Weingarten Realty Investors	3,560	100,107

Welltower, Inc.	4,270	282,119

Weyerhaeuser Co.	13,642	363,286

		$14,058,225

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

Brookfield Property Partners LP#	1,219	23,539

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

13	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

CBRE Group, Inc., Class A*	5,510	$221,998

Howard Hughes Corp. (The)*	658	73,380

		$318,917

TOTAL REAL ESTATE		$14,377,142

UTILITIES – 1.7%

ELECTRIC UTILITIES – 1.0%

American Electric Power Co., Inc.	4,100	300,776

Avangrid, Inc.	2,900	136,329

Duke Energy Corp.	6,200	512,306

Edison International	5,100	353,889

Entergy Corp.	2,800	235,060

Evergy, Inc.	500	27,995

Eversource Energy	4,300	272,018

Exelon Corp.	10,900	477,529

FirstEnergy Corp.#	1,400	52,192

Hawaiian Electric Industries, Inc.	2,900	108,170

NextEra Energy, Inc.	4,900	845,250

OGE Energy Corp.	5,900	213,285

PG&E Corp.*	6,800	318,308

Pinnacle West Capital Corp.	2,500	205,625

PPL Corp.	13,000	395,200

Southern Co. (The)	7,900	355,737

Xcel Energy, Inc.	7,200	352,872

		$5,162,541

GAS UTILITIES – 0.0%**

National Fuel Gas Co.#	1,200	65,148

UGI Corp.	1,400	74,284

		$139,432

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS – 0.1%

AES Corp.	14,700	214,326

NRG Energy, Inc.	6,400	231,616

Vistra Energy Corp.*	3,800	85,994

		$531,936

MULTI-UTILITIES – 0.5%

Ameren Corp.	2,300	148,534

CenterPoint Energy, Inc.	9,600	259,296

CMS Energy Corp.	5,200	257,504

Consolidated Edison, Inc.	4,300	326,800

Dominion Energy, Inc.	7,900	564,218

NiSource, Inc.	4,600	116,656

Public Service Enterprise Group, Inc.	3,400	181,662

SCANA Corp.	5,000	200,250

Sempra Energy	1,900	209,228

Description	Number of Shares	Value

Vectren Corp.	1,100	$78,683

WEC Energy Group, Inc.	1,900	129,960

		$2,472,791

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	1,800	159,354

Aqua America, Inc.	3,600	117,108

		$276,462

TOTAL UTILITIES		$8,583,162

TOTAL COMMON STOCKS (COST $233,328,487)		$489,639,620

INVESTMENT COMPANIES – 0.4%

EQUITY FUNDS – 0.4%

iShares Russell 1000 ETF#	7,000	1,051,680

iShares Russell 1000 Growth ETF	3,400	483,072

iShares Russell 1000 Value ETF	4,000	480,360

TOTAL EQUITY FUNDS		$2,015,112

TOTAL INVESTMENT COMPANIES (COST $2,100,260)		$2,015,112

RIGHTS – 0.0%**

Celgene Corp.*,††	89	81

Community Health Systems, Inc.*	3,700	13

TOTAL RIGHTS (COST $142)		$94

WARRANT – 0.0%**

American International Group, Inc. CW21, Expire 1/19/21*	2,055	16,440

TOTAL WARRANT (COST $34,935)		$16,440

TOTAL INVESTMENTS IN SECURITIES – 99.9% (COST $235,463,824)		$491,671,266

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.1%

REPURCHASE AGREEMENTS – 1.1%

Bank of Montreal, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $974,607, collateralized by U.S. Government Agency Securities, 2.80% to 5.50%, maturing 8/01/20 to 2/01/48; total market value of $994,038.	$974,547	$974,547

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	14

Wilmington Large-Cap Strategy Fund (continued)

Description	Par Value	Value

Barclays Capital, Inc., 2.19%, dated 10/31/18, due 11/01/18, repurchase price $387,691, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 11/15/18 to 8/15/48; total market value of $395,420.	$387,667	$387,667

BNP Paribas SA, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $974,607, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.13%, maturing 11/15/18 to 10/01/48; total market value of $994,038.	974,547	974,547

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $974,607, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 3/01/32 to 11/01/48; total market value of $994,038.	974,547	974,547

Nomura Securities International, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $974,607, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.50%, maturing 11/08/18 to 9/20/68; total market value of $994,038.	974,547	974,547

RBC Dominion Securities, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $974,607, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/29/18 to 9/09/49; total market value of $994,038.	974,547	974,547

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $5,260,402)		$5,260,402

TOTAL INVESTMENTS – 101.0% (COST $240,724,226)		$496,931,668

COLLATERAL FOR SECURITIES ON LOAN – (1.1%)		(5,260,402)

OTHER ASSETS LESS LIABILITIES – 0.1%		457,541

TOTAL NET ASSETS – 100.0%		$492,128,807

Cost of investments for Federal income tax purposes is $250,302,161. The net unrealized appreciation/(depreciation) of investments was $246,629,507. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $259,623,958 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(12,994,451).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

15	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (concluded)

  The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks	$489,639,620	$—	$—	$489,639,620

Investment Companies	2,015,112	—	—	2,015,112

Rights	—	94	—	94

Warrant	—	16,440	—	16,440

Repurchase Agreements	—	5,260,402	—	5,260,402

Total	$491,654,732	$5,276,936	$—	$496,931,668

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At October 31, 2018, the value of these securities amounted to $81 representing 0.00% of total net assets.

*	Non-income producing security.

**	Represents less than 0.05%.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:

ETF	Exchange Traded Fund

LP	Limited Partnership

NA	National Association

PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	16

October 31, 2018 (unaudited)	Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$240,724,226	(a)

Investments in repurchase agreements, at value	$5,260,402
Investments in securities, at value (Including $5,128,101 of securities on loan) (Note 2)	491,671,266	(b)

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	496,931,668

Income receivable	424,045
Receivable for shares sold	445,999
Prepaid assets	19,549

TOTAL ASSETS	497,821,261

LIABILITIES:
Overdraft due to custodian	127,220
Collateral for securities on loan	5,260,402
Payable for shares redeemed	49,508
Payable for Trustees’ fees	6,022
Payable for investment advisor fee	43,324
Other accrued expenses	205,978

TOTAL LIABILITIES	5,692,454

NET ASSETS	$492,128,807

NET ASSETS CONSIST OF:

Paid-in capital	$223,690,108
Distributable earnings (loss)	268,438,699

TOTAL NET ASSETS	$492,128,807

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class I
Net Assets	$492,128,807

Shares outstanding (unlimited shares authorized)	21,972,587

Net Asset Value per share	$22.40

(a)	Includes $127,293 of investments in affiliated issuers.

(b)	Includes $266,310 of investments in affiliated issuers.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

17	STATEMENT OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$4,726,703	(a)(b)
Securities lending income	19,699

TOTAL INVESTMENT INCOME	4,746,402

EXPENSES:
Investment advisory fee	1,306,981
Administrative personnel and services fees	87,124
Portfolio accounting and administration fees	58,061
Custodian fees	29,822
Transfer and dividend disbursing agent fees and expenses	53,397
Trustees’ fees	32,800
Professional fees	45,730
Shareholder services fee—Class I	653,490
Share registration costs	11,031
Printing and postage	14,092
Miscellaneous	64,724

TOTAL EXPENSES	2,357,252

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(1,050,270)
Waiver of shareholder services fee—Class I	(653,490)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,703,760)

Net expenses	653,492

Net investment income	4,092,910

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	12,721,242
Net change in unrealized appreciation (depreciation) of unaffiliated investments	(2,352,374)
Net change in unrealized appreciation (depreciation) of affiliated investments	(27,145)

Net realized and unrealized gain (loss) on investments	10,341,723

Change in net assets resulting from operations	$14,434,633

(a)	Net of foreign withholding taxes withheld of $285.

(b)	Includes $2,898 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	18

	Wilmington
	Large-Cap
	Strategy Fund
	Six Months Ended
	October 31,	Year Ended
	2018	April 30,
	(unaudited)	2018
OPERATIONS:
Net investment income	$4,092,910	$8,768,539
Net realized gain (loss) on investments	12,721,242	25,895,973 (a)
Net change in unrealized appreciation (depreciation) of investments	(2,379,519)	36,315,261

Change in net assets resulting from operations	14,434,633	70,979,773

DISTRIBUTIONS TO SHAREHOLDERS:(b)
Class I	(4,094,043)	(8,955,957)

Total distributions to shareholders:	(4,094,043)	(8,955,957)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class I	15,941,793	45,755,311
Distributions reinvested
Class I	1,019,278	2,208,114
Cost of shares redeemed
Class I	(39,186,594)	(160,783,455)

Change in net assets resulting from share transactions	(22,225,523)	(112,820,030)

Change in net assets	(11,884,933)	(50,796,214)
NET ASSETS:
Beginning of period	504,013,740	554,809,954

End of period	$492,128,807	$504,013,740 (c)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class I	685,494	2,130,793
Distributions reinvested
Class I	43,122	104,251
Shares redeemed
Class I	(1,689,057)	(7,531,999)

Net change resulting from share transactions	(960,441)	(5,296,955)

(a)	Includes Litigation settlement.

(b)	During the six months ended October 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 7 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Fund had the following distributions:

Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class I	(8,955,957)

Total distributions to shareholders	(8,955,957)

(c)	Includes undistributed (distributions in excess of) net investment income at end of year of $634,043.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

19	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$21.98		$19.65		$16.91	$18.46	$17.27	$14.63
Income (Loss) From Operations:
Net Investment Income(a)	0.18		0.34		0.32	0.29	0.28	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.42		2.34	(b)	2.75	(0.42)	2.19	2.65

Total Income (Loss) From Operations	0.60		2.68		3.07	(0.13)	2.47	2.92

Less Distributions From:
Net Investment Income	(0.18)		(0.35)		(0.33)	(0.28)	(0.27)	(0.28)
Net Realized Gains	—		—		—	(1.14)	(1.01)	—

Total Distributions	(0.18)		(0.35)		(0.33)	(1.42)	(1.28)	(0.28)

Net Asset Value, End of Period	$22.40		$21.98		$19.65	$16.91	$18.46	$17.27

Total Return	2.71%		13.71	%(b)	18.32%	(0.87)%	14.52%	20.12%
Net Assets, End of Period (000’s)	$492,129		$504,014		$554,810	$606,908	$468,978	$397,407
Ratios to Average Net Assets
Gross Expense	0.90	%(c)	0.90%		0.90%	0.89%	0.86%	0.87%
Net Expenses(d)	0.25	%(c)	0.25%		0.25%	0.25%	0.25%	0.25%
Net Investment Income	1.57	%(c)	1.62%		1.75%	1.68%	1.52%	1.71%
Portfolio Turnover Rate	7%		15%		18%	81%	15%	29%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring settlement paid by the Fund related to the Fund’s prior investment in Tribune Company. The settlement payment impacted the realized (loss) per share by $0.00 for Class I. Total return was not impacted.

(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	20

Wilmington Funds

October 31, 2018 (unaudited)

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 1 of which is presented herein (referred to as the “Fund”). The remaining 11 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Class A, Service Class, Select Class, Administrative Class and Institutional Class are not available for the Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Fund utilizes a fair value approach. The fair value of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to is to recognize transfers into or out of level 3. Pursuant to the Fund’s fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are

SEMI-ANNUAL REPORT / October 31, 2018

21	NOTES TO FINANCIAL STATEMENTS (continued)

generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements - Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is the Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund
Bank of Montreal	$974,547	$974,547	$—	$—
Barclays Capital, Inc.	387,667	387,667	—	—
BNP Paribas SA	974,547	974,547	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	974,547	974,547	—	—
Nomura Securities International, Inc.	974,547	974,547	—	—
RBC Dominion Securities, Inc.	974,547	974,547	—	—

	$5,260,402	$5,260,402	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly.

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Federal Taxes – It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

October 31, 2018 / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	22

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months ended October 31, 2018, the Fund did not incur any interest or penalties.

Warrants and Rights – The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Fund is not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolio of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At October 31, 2018, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund	$5,128,101	$5,128,101	$—

(1)	Collateral with a value of $5,260,402 has been received in connection with securities lending transactions.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2018, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax returns filed for the years ended 2017, 2016 and 2015, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets of the Fund nor the NAV of a class of the Fund.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2018		2017

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Large-Cap Strategy Fund	$8,955,957	$—	$10,065,232	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

SEMI-ANNUAL REPORT / October 31, 2018

23	NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals
Large-Cap Strategy Fund	$634,056	$8,455,028	$—	$249,009,025	$—	$—

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to the Fund. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation (“M&T”). For its services, the Fund pays WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as described below. WFMC, not the Fund, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Strategy Fund	0.50%

WFMC and the Fund’s shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019 so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed 0.25% for the Fund’s Class I Shares. Neither WFMC nor the Fund’s distributor will recoup previously waived fees/expenses in subsequent years.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the six months ended October 31, 2018, neither WFMC nor BNYM waived any administrative fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS Distributors, Inc. (”ALPS“), the Fund may pay up to 0.25% of the average daily net assets of the Fund’s Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s shares for whom M&T provides shareholder services. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For the six months ended October 31, 2018, no affiliates of the Advisor received these fees.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund. The Trust’s Statement of Additional Information includes additional information about the Trustees.

October 31, 2018 / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	24

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the six months ended October 31, 2018 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/18	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 10/31/18	Number of Shares 10/31/18	Dividend Income	Capital Gain Distributions
Large-Cap Strategy Fund
Common Stock - 0.1%*
M&T Bank Corp.	$293,455	$—	$—	$—	$(27,145)	$266,310	1,610	$2,898	$—

*	As a percentage of Net Assets as of October 31, 2018.

The Fund may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the six months ended October 31, 2018 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$18,012

5.	INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the six months ended October 31, 2018 were $37,350,394 and $59,841,860, respectively.

6.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Fund did not utilize the LOC during the six months ended October 31, 2018.

7.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally effective June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements

SEMI-ANNUAL REPORT / October 31, 2018

25	NOTES TO FINANCIAL STATEMENTS (continued)

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Fund’s financial statements through this date.

October 31, 2018 / SEMI-ANNUAL REPORT

26

DISCUSSION OF RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Renewal of Advisory and Sub-Advisory Agreements Generally

At a meeting held on September 5-6, 2018 (the “September Meeting”), the Board of Trustees of the Trust agreed to approve the renewal of the Trust’s investment advisory agreements and sub-advisory agreements (the “Advisory Agreements”). The agreement renewal process was divided into two Board meetings and an executive session of the Independent Trustees of the Trust to consider information relating to each Fund of the Trust, as generally described below.

On July 18, 2018, the Board held a special meeting (the “July Special Meeting”) with personnel of Wilmington Funds Management Corporation (“WFMC”) and Wilmington Trust Investment Advisors, Inc. (“WTIA,” and together with WFMC, the “Adviser”) and independent counsel to the Independent Trustees (“Counsel”) concerning the Advisory Agreements between the three multi-manager Funds (the “Sub-Advised Funds”) and their respective sub-advisers (the “Sub-Advisers”). The Adviser provided the Board with an initial basis for the approval of each such Advisory Agreement and discussed with the Board a variety of information about the Sub-Advised Funds and their Sub-Advisers, including information that each Sub-Adviser provided in response to a written request from Counsel on behalf of the Trustees concerning its investment advisory services, operations, compliance program, and other matters.

On August 28, 2018, the Independent Trustees met in executive session (the “August Executive Session”) with Counsel to give preliminary consideration to information bearing on the continuation of the Advisory Agreements with the Adviser and to continue the evaluation of the Advisory Agreements with the Sub-Advisers, as appropriate. The Independent Trustees evaluated the information that the Adviser provided in response to a written request from Counsel on behalf of the Trustees and developed a request for additional and clarifying information that was responded to by the Adviser and discussed at the September Meeting.

In agreeing to renew the Advisory Agreements, the Board considered, among other things:

•

Information about the nature and quality of the services provided by the Adviser, including management style, particular investment strategies, and prevailing market conditions experienced in the prior year; the fees and expenses of each Fund, including any applicable fee waiver or expense cap; the costs of the services and potential economies of scale; and fallout or ancillary benefits to the Adviser from managing each Fund;

•	Reports from a leading independent source of mutual fund industry data describing, on a Fund-by-Fund basis, peer comparisons of fee and expense data;

•	Reports from a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, peer comparative performance data;

•	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods) compared with the Fund’s benchmark(s) and custom peer groups, as applicable;

•	Information about fees paid by other clients of the Adviser (and each Sub-Adviser, as relevant and available) that have substantially similar investment objectives to a corresponding Fund;

•

The nature and quality of the services provided by the Adviser with respect to the Sub-Advisers, and the Adviser’s evaluation and recommendation of the approval of the renewal of the Advisory Agreements with each Sub-Adviser;

•

For each Sub-Adviser: the nature and quality of services provided; the costs of those services, as available; the potential for economies of scale; potential fall-out benefits to the Sub-Adviser; and the financial stability of the Sub-Adviser, and its parent companies as relevant; and

•	The financial stability of the Adviser and each Sub-Adviser and their parent companies, when relevant.

During the agreement renewal process, the Board reviewed, considered and discussed, among themselves and with the Adviser and Counsel, the information described above. Counsel advised the Independent Trustees on their responsibilities under state and federal law with respect to the renewals and met with the Independent Trustees in several executive sessions. The Board also considered reports provided by the Adviser throughout the year concerning each Fund with respect to, among other things, investment, compliance and operational matters; brokerage and portfolio transactions; allocation of soft dollars for research products and services; portfolio turnover rates; and other benefits from the allocation of brokerage. The Board took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy or implemented by the Adviser at its discretion. The Board considered the Adviser’s profitability in providing services under the Advisory Agreements and concluded that, for each Fund, the level of profitability did not appear unreasonably high.

At the September Meeting, the Board approved the renewal of the Advisory Agreements, based on all of the relevant information and factors, none of which was individually determinative of the outcome, and concluded the following:

•

The nature and extent of the investment advisory services to be provided to each Fund by the Adviser, and each Sub-Adviser as applicable, were consistent with the terms of the relevant Advisory Agreements;

•	The prospects for satisfactory investment performance were reasonable; and

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

27	DISCUSSION OF RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

•	Renewal of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Wilmington Large-Cap Strategy Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance above the peer group average for the one-, three- and five-year periods ended June 30, 2018. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

28

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 3:00 p.m. Eastern Time on November 9, 2018, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.    To elect Nicholas A. Giordano, Robert H. Arnold, Gregory P. Chandler, Richard B. Seidel, and Donald E. Foley (the “Current Trustees”) as Independent Trustees of the Trust; and to elect Dominick J. D’Eramo (the “New Trustee”) as an Interested Trustee of the Trust.

All shareholders of record at the close of business on September 7, 2018 were entitled to attend or submit proxies. As of the record date the Trust had 7,538,731,279 shares outstanding and 3,225,536,708 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 42.8% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Current and New Trustees. The results of the voting for the proposal were as follows:

Current Trustees	Votes For	Votes Withheld	% of Votes For
Nicholas A. Giordano	3,156,182,828	69,353,880	97.85%
Robert H. Arnold	3,198,330,254	27,206,454	99.16%
Gregory P. Chandler	3,143,390,979	82,145,729	97.45%
Richard B. Seidel	3,188,307,971	37,228,737	98.85%
Donald E. Foley	3,136,752,066	88,784,642	97.25%

New Trustee	Votes For	Votes Withheld	% of Votes For
Dominick J. D’Eramo	3,203,473,453	22,063,255	99.32%

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

29

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

30

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

31

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

[This Page Intentionally Left Blank]

Investment Advisor

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Co-Administrator

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent

and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

WT-SAR-EQ-1018

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

October 31, 2018 (unaudited)

PRESIDENT’S MESSAGE AND
Semi-Annual
Report

WILMINGTON FUNDS

Equity Fund

Wilmington International Fund

Alternatives Fund

Wilmington Global Alpha Equities Fund

Asset Allocation Funds

Wilmington Real Asset Fund

Wilmington Diversified Income Fund

Wilmington International Fund (“International Fund”)

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

Wilmington Real Asset Fund (“Real Asset Fund”)

Wilmington Diversified Income Fund (“Diversified Income Fund”)

[This Page Intentionally Left Blank]

i

Esteemed Shareholder:

I am pleased to present the Semi-Annual Report of the Wilmington Funds (the “Trust”), covering the semi-annual fiscal year period of May 1, 2018, through October 31, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s semi-annual fiscal year period.

The economy

The U.S. economy has continued to exhibit strength, evidenced by a strong labor market and robust consumer. After a slow start to the year, the U.S. delivered the fastest pace of Gross Domestic Product growth in the second and third quarters since 2014, growing 4.2% and 3.5% quarter over quarter, respectively. The labor market has continued to tighten, with the unemployment rate dropping to 3.7%, the lowest level since 1969. During the period, the Federal Reserve raised its target rate twice, to a range of 2.0%–2.25%. Inflation has picked up to the Fed’s target of 2.0% year over year for the Core Personal Consumption Expenditure Price Index (excludes the volatile components of food and energy), but we expect the trajectory of inflation to level off from here. If inflation remains contained, we see little reason for the Fed to hike rates aggressively in 2019, particularly if it risks inverting the yield curve.

Outside of the U.S. the picture is less constructive. Economic activity in Europe and China has slowed from 2017’s robust pace but is continuing to expand. Emerging markets have struggled alongside a strengthening dollar. Business confidence and corporate spending plans outside of the U.S. have also been weighed down by trade tensions. The pace of economic growth in 2019 hinges on resolution of trade disagreements between the U.S. and China.

Bond markets

Fixed income markets suffered during the period as interest rates rose. In particular, bond markets witnessed a sharp increase in the 10-year Treasury yield* in early September, following strong U.S. economic data and hawkish comments from Fed Chair Powell about the pace of future rate hikes. Investment-grade credit suffered the most within the fixed income space, as supply outpaced demand. Taxable high-yield bonds held in well despite a retracement of risk sentiment in October.

For the 6-month period May 1, 2018 to October 31, 2018, certain Bloomberg indices performed as follows1:

Bloomberg	Bloomberg	Bloomberg	Bloomberg	Bloomberg
Barclays U.S.	Barclays U.S.	Barclays U.S.	Barclays	Barclays U.S.
Treasury Bond	Aggregate Bond	Credit Bond	Municipal Bond	Corporate High Yield
Index[2]	Index[3]	Index[4]	Index[5]	Bond Index[6]
-0.16%	-0.19%	-0.49%	0.46%	1.14%

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large cap equities stood out as the outperformer during the period. A combination of strong corporate earnings (aided by tax cuts), robust U.S. economic activity, and deregulation helped drive market gains. However, volatility rose in October, wiping out significant gains across markets. While U.S. large-cap equities remained fairly impervious to trade tensions early in the year, fears that U.S. growth could slow from tariffs contributed to the October selloff. An interest rate scare weighed on U.S. small cap as well, given the asset class’ greater sensitivity to interest rates. International equity markets remain unloved, particularly given the outlook for slowing growth and the overhang of trade. Valuations for U.S. equities lowered during the period and are back at around long-term averages. International equity valuations have come down even further, with emerging markets valuations appearing attractive relative to history.

*	10-year Treasury yield is widely considered to be one of the safest investment vehicles in the world due to their backing by the U.S. Government.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

ii

For the 6-month period May 1, 2018 to October 31, 2018, certain stock market indices performed as follows:

	Russell		MSCI Emerging
S&P 500®	2000®	MSCI EAFE	Markets (Net)
Index[7]	Index[8]	(Net) Index[9]	Index[10]
3.40%	-1.37%	-9.92%	-16.53%

Source: Lipper. You cannot invest directly in an index.

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

Sincerely,

Dominick J. D’Eramo, CFA

President

November 16, 2018

October 31, 2018 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

2. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate-to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

7. The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

8. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

9. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

10. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

1

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON INTERNATIONAL FUND

Actual

Class A	$1,000.00	$881.80	$4.84	1.02%

Class I	$1,000.00	$882.20	$4.22	0.89%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.06	$5.19	1.02%

Class I	$1,000.00	$1,020.72	$4.53	0.89%

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Actual

Class A	$1,000.00	$988.20	$7.52	1.50%

Class I	$1,000.00	$990.10	$6.27	1.25%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,017.64	$7.63	1.50%

Class I	$1,000.00	$1,018.90	$6.36	1.25%

WILMINGTON REAL ASSET FUND[3]

Actual

Class A	$1,000.00	$943.90	$4.70	0.96%

Class I	$1,000.00	$945.60	$3.48	0.71%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.37	$4.89	0.96%

Class I	$1,000.00	$1,021.63	$3.62	0.71%

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

2

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON DIVERSIFIED INCOME FUND

Actual

Class A	$1,000.00	$983.90	$3.05	0.61%

Class I	$1,000.00	$985.20	$1.80	0.36%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,022.13	$3.11	0.61%

Class I	$1,000.00	$1,023.39	$1.84	0.36%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

(3)	For Real Asset Fund, the expense ratio includes the impact of interest expense on TBA sale commitments.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

3

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At October 31, 2018, the Fund’s sector classifications and country allocations were as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Financials	17.9%
Industrials	13.9%
Consumer Discretionary	11.9%
Information Technology	11.4%
Communication Services	7.8%
Health Care	6.6%
Consumer Staples	6.4%
Energy	4.6%
Materials	4.6%
Real Estate	3.4%
Utilities	1.6%
Investment Companies	4.3%
Warrants	0.9%
Preferred Stock	0.0%[3]
Rights	0.0%[3]
Cash Equivalents[1]	7.6%
Other Assets and Liabilities – Net[2]	(2.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	17.3%
France	10.5%
Germany	10.3%
United Kingdom	9.6%
China	5.9%
Netherlands	5.1%
Hong Kong	3.9%
Switzerland	2.8%
Spain	2.6%
Sweden	2.6%
Taiwan	2.4%
Ireland	2.3%
Italy	2.3%
South Korea	2.2%
Denmark	1.6%
Norway	1.4%
Finland	1.3%
India	1.3%
Belgium	1.1%
All other countries less than 1.0%	3.6%
Investment Companies	4.3%
Warrants	0.9%
Preferred Stock	0.0%[3]
Rights	0.0%[3]
Cash Equivalents[1]	7.6%
Other Assets and Liabilities – Net[2]	(2.9)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Number of Shares	Value

COMMON STOCKS – 90.1%

AUSTRALIA – 0.1%

BHP Billiton PLC	17,802	$355,127

AUSTRIA – 0.6%

Erste Group Bank AG*	89,700	3,651,438

BELGIUM – 1.1%

Ageas	1,240	62,043

Anheuser-Busch InBev SA/NV	62,401	4,615,238

bpost SA	12,683	192,484

KBC Group NV	5,299	365,184

Proximus SADP	10,760	274,141

Description	Number of Shares	Value

Xior Student Housing NV	16,769	$732,288

TOTAL BELGIUM		$6,241,378

BERMUDA – 0.4%

Hiscox Ltd.	102,552	2,130,251

BULGARIA – 0.0%**

Petrol AD*	2,384	835

CHINA – 5.9%

Alibaba Group Holding Ltd. ADR*	43,882	6,243,531

China Mobile Ltd.	246,500	2,309,182

China Pacific Insurance Group Co. Ltd., Class H	904,400	3,376,488

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	4

Wilmington International Fund (continued)

Description	Number of Shares	Value

China Resources Medical Holdings Co. Ltd	21,000	$14,470

CNOOC Ltd.	1,662,000	2,830,353

Haitian International Holdings Ltd.	546,000	1,072,313

Hollysys Automation Technologies Ltd.	65,557	1,260,006

Huazhu Group Ltd. ADR	47,204	1,234,857

NetEase, Inc. ADR	4,746	986,456

New Oriental Education & Technology Group, Inc. ADR*	30,702	1,796,374

Ping An Insurance Group Co. of China Ltd., Class H#	311,500	2,944,931

Shenzhou International Group Holdings Ltd.	155,000	1,718,423

Sinopharm Group Co. Ltd., Class H	221,200	1,071,570

Tencent Holdings Ltd.	197,500	6,766,205

TOTAL CHINA		$33,625,159

DENMARK – 1.6%

Ambu A/S, Class B	36,101	752,045

Coloplast A/S, Class B	20,094	1,875,044

DSV A/S	36,230	2,906,537

Novo Nordisk A/S, Class B	79,161	3,418,691

TOTAL DENMARK		$8,952,317

FINLAND – 1.3%

DNA Oyj	95,691	1,875,254

Fortum OYJ	23,617	497,152

Kesko OYJ, Class B	3,319	193,837

Nokia OYJ	700,700	3,957,942

Nordea Bank Abp	74,657	648,835

UPM-Kymmene OYJ	2,088	67,126

Valmet OYJ	7,124	162,205

TOTAL FINLAND		$7,402,351

FRANCE – 10.5%

Amundi SA	1,533	91,069

AXA SA	49,468	1,238,013

BNP Paribas SA	25,364	1,321,813

Bouygues SA	3,724	135,667

Casino Guichard Perrachon SA#	9,498	418,886

Cie de Saint-Gobain	4,190	157,842

CNP Assurances	11,436	254,878

Credit Agricole SA	27,353	350,321

Dassault Systemes SA	9,747	1,220,167

Edenred	95,478	3,621,761

Elior Group SA	133,538	1,920,842

Engie SA	68,866	915,031

Eurazeo SE	24,782	1,809,758

Eutelsat Communications SA	8,130	164,669

ID Logistics Group*	7,864	1,326,959

Ingenico SA	12,173	861,539

Legrand SA	11,474	749,259

Description	Number of Shares	Value

L’Oreal SA	7,230	$1,628,956

LVMH Moet Hennessy Louis Vuitton SA	14,500	4,399,355

Natixis SA	47,273	275,974

Orange SA	308,476	4,814,775

Peugeot SA	5,040	119,804

Publicis Groupe SA	63,200	3,658,434

Renault SA	5,414	404,282

Safran SA	30,000	3,876,814

Sanofi	61,565	5,501,454

Sartorius Stedim Biotech	26,475	3,280,523

SCOR SE	55,110	2,546,663

Societe Generale SA	24,023	880,624

SPIE SA	91,169	1,427,390

Thales SA	28,800	3,678,259

TOTAL SA	48,483	2,844,745

Veolia Environnement SA	189,600	3,778,611

Vinci SA	2,443	217,424

TOTAL FRANCE		$59,892,561

GERMANY – 10.3%

Aareal Bank AG	4,886	181,764

adidas AG	16,350	3,844,909

AIXTRON SE#,*	81,934	1,026,729

AURELIUS Equity Opportunities SE & Co. KGaA#	34,986	1,627,219

Bayer AG	13,930	1,067,763

Bayerische Motoren Werke AG	11,698	1,007,319

Covestro AG	1,959	126,333

Daimler AG	20,915	1,238,927

Deutsche Lufthansa AG	10,353	207,816

Deutsche Telekom AG	285,366	4,680,456

Deutsche Wohnen SE	80,500	3,682,065

Evotec AG#,*	51,557	1,016,273

Fielmann AG	17,817	1,105,175

Freenet AG	4,352	97,888

Fresenius Medical Care AG & Co. KGaA	46,500	3,650,998

Fresenius SE & Co. KGaA	31,574	2,006,701

Hannover Rueck SE	530	71,274

HUGO BOSS AG	26,136	1,867,759

Infineon Technologies AG	154,088	3,087,428

Jenoptik AG	52,169	1,579,093

LANXESS AG	34,358	2,126,670

METRO AG	20,350	306,130

SAP SE	46,177	4,944,306

Scout24 AG	12,590	521,770

Siemens AG	32,300	3,712,762

Sixt SE	22,092	2,245,754

TAG Immobilien AG	4,745	108,243

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

5	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Telefonica Deutschland Holding AG	63,375	$246,364

TLG Immobilien AG	2,563	65,073

TUI AG	15,576	257,423

Vonovia SE	82,500	3,769,941

Wirecard AG	18,500	3,460,533

XING SE	8,830	2,654,898

Zalando SE#,*	29,677	1,147,163

TOTAL GERMANY		$58,740,919

HONG KONG – 3.9%

AIA Group Ltd.	753,400	5,731,149

ASM Pacific Technology Ltd.	141,900	1,230,666

BOC Hong Kong Holdings Ltd.	588,500	2,203,173

Hongkong Land Holdings Ltd.	294,900	1,746,386

Jardine Matheson Holdings Ltd.	46,800	2,702,393

Johnson Electric Holdings Ltd.	507,500	1,138,342

Sun Hung Kai Properties Ltd.	120,500	1,566,040

Swire Properties Ltd.	865,800	2,958,722

Techtronic Industries Co. Ltd.	684,500	3,223,153

TOTAL HONG KONG		$22,500,024

INDIA – 1.3%

HDFC Bank Ltd. ADR	65,040	5,782,706

Infosys Ltd. ADR	203,434	1,926,520

TOTAL INDIA		$7,709,226

IRELAND – 2.3%

DCC PLC	22,920	1,964,490

Glanbia PLC#	119,719	2,116,665

Kerry Group PLC, Class A	17,474	1,790,117

Kingspan Group PLC	85,685	3,722,794

Ryanair Holdings PLC ADR*	16,606	1,374,977

UDG Healthcare PLC	248,892	2,007,334

TOTAL IRELAND		$12,976,377

ITALY – 2.3%

A2A SpA	84,520	136,191

Assicurazioni Generali SpA	266,957	4,307,818

Atlantia SpA	6,171	123,999

Credito Emiliano SpA	260,780	1,555,194

Enel SpA	170,309	835,032

Eni SpA	62,625	1,112,198

FinecoBank Banca Fineco SpA	198,188	2,071,376

Intesa Sanpaolo SpA	254,888	564,593

Italgas SpA	42,876	221,220

Poste Italiane SpA	52,420	376,132

Salvatore Ferragamo SpA	70,230	1,661,269

Snam SpA	38,759	160,250

TOTAL ITALY		$13,125,272

Description	Number of Shares	Value

JAPAN – 17.3%

Aica Kogyo Co. Ltd.	11,800	$351,274

Ajinomoto Co., Inc.	83,000	1,340,903

Alpine Electronics, Inc.#	32,700	555,035

Anritsu Corp.	37,200	563,873

AOI TYO Holdings, Inc.	70,500	780,424

Ariake Japan Co. Ltd.	3,900	345,618

Asics Corp.	55,800	807,623

Bandai Namco Holdings, Inc.	29,500	1,049,456

Cosmos Pharmaceutical Corp.	5,300	1,083,305

Credit Saison Co. Ltd.	30,100	477,989

Daihatsu Diesel Manufacturing Co. Ltd.#	106,000	627,381

Dai-ichi Life Holdings, Inc.	103,000	1,932,830

Daiki Aluminium Industry Co. Ltd.#	57,300	331,643

Daikin Industries Ltd.	18,400	2,132,779

Daiwa House Industry Co. Ltd.	23,000	694,470

Daiwa Securities Group, Inc.	47,600	272,972

DeNA Co. Ltd.	39,400	655,373

Denka Co. Ltd.	45,000	1,463,523

Denki Kogyo Co. Ltd.	28,600	731,206

Don Quijote Holdings Co. Ltd.	18,300	1,093,192

Ebara Corp.	57,000	1,660,197

Electric Power Development Co. Ltd.	19,500	530,895

ESPEC Corp.	39,100	695,441

Fujitsu General Ltd.#	38,500	576,727

Gree, Inc.	75,900	317,638

Hino Motors Ltd.	170,800	1,634,946

Hitachi Ltd.	39,400	1,204,466

Hitachi Metals Ltd.	53,500	629,103

Honda Motor Co. Ltd.	26,900	767,875

Inpex Corp.	118,000	1,343,620

Isetan Mitsukoshi Holdings Ltd.	103,400	1,208,467

ITOCHU Corp.	77,200	1,431,749

Itochu Techno-Solutions Corp.	44,000	834,418

Jafco Co. Ltd.	14,100	543,277

Japan Securities Finance Co. Ltd.	86,700	485,559

Japan Tobacco, Inc.	56,100	1,441,508

JFE Holdings, Inc.	36,600	687,772

JXTG Holdings, Inc.	152,700	1,031,791

Komatsu Ltd.	17,400	453,139

K’s Holdings Corp.	21,000	265,292

Macromill, Inc.	36,100	714,377

Maeda Corp.	48,000	542,384

Megmilk Snow Brand Co. Ltd.	16,200	378,959

Mimasu Semiconductor Industry Co. Ltd.	22,700	297,973

Mirait Holdings Corp.	55,000	888,074

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	6

Wilmington International Fund (continued)

Description	Number of Shares	Value

Mitsubishi Corp.	31,000	$872,505

Mitsubishi Electric Corp.	59,400	751,971

Mitsubishi Logistics Corp.#	26,200	600,647

Mitsubishi UFJ Financial Group, Inc.	418,000	2,529,942

Mitsui Fudosan Co. Ltd.	54,800	1,234,219

Mixi, Inc.	10,700	233,794

Mizuho Financial Group, Inc.	562,300	965,674

Morinaga & Co. Ltd.	12,100	485,486

Morita Holdings Corp.	11,300	215,159

NET One Systems Co. Ltd.	50,100	1,048,908

Nintendo Co. Ltd.	7,000	2,185,420

Nippon Densetsu Kogyo Co. Ltd.#	24,100	487,307

Nippon Electric Glass Co. Ltd.	7,500	188,966

Nippon Sheet Glass Co. Ltd.	98,800	835,883

Nippon Telegraph & Telephone Corp.	35,000	1,443,352

Nishimatsu Construction Co. Ltd.	21,600	503,505

Nissin Kogyo Co. Ltd.	226,000	3,288,115

Nitori Holdings Co. Ltd.	5,300	692,039

Nitto Denko Corp.	5,100	318,623

Nomura Holdings, Inc.	60,700	291,479

Noritz Corp.	25,400	368,830

NTT DOCOMO, Inc.	33,700	835,721

ORIX Corp.	49,000	798,259

OSAKA Titanium Technologies Co. Ltd.	19,400	304,559

OSJB Holdings Corp.	328,000	828,568

Otsuka Corp.	20,200	670,011

Pacific Industrial Co. Ltd.	49,000	715,900

Persol Holdings Co. Ltd.	39,400	747,482

Recruit Holdings Co. Ltd.	52,500	1,409,079

Rengo Co. Ltd.	73,300	638,951

Ryobi Ltd.	19,900	577,624

San-A Co. Ltd.	13,300	561,101

Santen Pharmaceutical Co. Ltd.	125,800	1,863,327

Seibu Holdings, Inc.	25,500	462,636

Seikagaku Corp.	34,000	503,927

Seino Holdings Co. Ltd.	95,300	1,319,750

Sekisui Chemical Co. Ltd.	49,000	770,570

Senshu Electric Co. Ltd.#	19,000	438,871

Seven & i Holdings Co. Ltd.	21,100	913,630

Shionogi & Co. Ltd.	27,000	1,726,480

Showa Corp.	14,800	203,668

Sinko Industries Ltd.	48,000	686,169

SMC Corp.	1,900	605,596

SoftBank Group Corp.	19,100	1,511,551

Sony Corp.	40,300	2,180,905

Sumitomo Electric Industries Ltd.	42,800	583,689

Sumitomo Heavy Industries Ltd.	20,300	638,451

Sumitomo Metal Mining Co. Ltd.	14,800	465,994

Description	Number of Shares	Value

Sumitomo Mitsui Financial Group, Inc.	45,900	$1,787,121

Sumitomo Warehouse Co Ltd. (The)	43,400	508,830

Suzuki Motor Corp.	10,500	523,601

T&D Holdings, Inc.	95,900	1,533,030

Taiheiyo Cement Corp.	18,400	541,451

Taiyo Nippon Sanso Corp.	50,800	816,472

Takeei Corp.	53,500	339,908

Teikoku Electric Manufacturing Co. Ltd.	92,000	1,321,242

Terumo Corp.	29,200	1,576,273

Toho Co. Ltd.	14,900	486,118

Tokio Marine Holdings, Inc.	19,300	909,264

Tokyu Fudosan Holdings Corp.	154,400	869,942

Toray Industries, Inc.	118,000	837,009

Toyobo Co. Ltd.	41,000	582,751

Toyota Motor Corp.	22,400	1,312,214

Tsurumi Manufacturing Co. Ltd.	34,300	611,969

Ube Industries Ltd.	23,100	503,180

United Arrows Ltd.	14,700	552,753

West Japan Railway Co.	14,600	981,962

Yahoo Japan Corp.	421,900	1,316,243

Yamato Kogyo Co. Ltd.	18,000	474,369

TOTAL JAPAN		$98,746,511

JERSEY – 0.0%**

Centamin PLC	31,170	39,583

LUXEMBOURG – 0.4%

ArcelorMittal	18,310	456,886

RTL Group SA	367	23,556

Samsonite International SA*	535,186	1,543,467

TOTAL LUXEMBOURG		$2,023,909

MOROCCO – 0.3%

Sands China Ltd.	459,600	1,817,492

NETHERLANDS – 5.1%

ABN AMRO Group NV	12,972	318,170

Aegon NV	69,906	428,707

Akzo Nobel NV	42,000	3,526,512

ASML Holding NV	33,710	5,806,318

ASR Nederland NV	7,807	354,414

BE Semiconductor Industries NV#	16,140	345,038

IMCD NV	47,885	3,247,179

ING Groep NV	25,707	304,138

Koninklijke Ahold Delhaize NV	169,600	3,882,210

NN Group NV	104,793	4,499,592

PostNL NV#	59,630	176,171

Randstad NV	1,250	62,890

Royal Dutch Shell PLC, Class A	84,616	2,687,511

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

7	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Royal Dutch Shell PLC, Class B	62,272	$2,030,873

Wessanen#	156,898	1,642,871

TOTAL NETHERLANDS		$29,312,594

NORWAY – 1.4%

DNB ASA	6,161	111,307

Equinor ASA	22,440	580,440

Golden Ocean Group Ltd.	15,110	113,355

Marine Harvest ASA	18,842	456,170

Salmar ASA	2,591	136,768

Sbanken ASA#	247,479	2,464,779

Storebrand ASA	11,670	96,988

Telenor ASA	26,203	480,442

TGS Nopec Geophysical Co. ASA	39,241	1,310,834

Tomra Systems ASA	98,156	2,431,496

TOTAL NORWAY		$8,182,579

PHILIPPINES – 0.2%

Ayala Land, Inc.	1,500,500	1,113,377

RUSSIA – 0.1%

Evraz PLC	47,300	327,728

Polymetal International PLC	9,978	92,542

TOTAL RUSSIA		$420,270

SINGAPORE – 0.7%

Jardine Cycle & Carriage Ltd.	53,000	1,160,731

Oversea-Chinese Banking Corp. Ltd.	330,606	2,568,298

TOTAL SINGAPORE		$3,729,029

SOUTH AFRICA – 0.0%**

African Phoenix Investments Ltd.*	36,266	1,198

Investec PLC	15,199	93,969

TOTAL SOUTH AFRICA		$95,167

SOUTH KOREA – 2.2%

Mando Corp.	49,622	1,335,130

Samsung Electronics Co. Ltd.	200,662	7,511,941

Samsung Fire & Marine Insurance Co. Ltd.	7,856	1,922,270

SK Materials Co. Ltd.	11,670	1,911,199

TOTAL SOUTH KOREA		$12,680,540

SPAIN – 2.6%

Amadeus IT Group SA	36,694	2,954,753

Banco Bilbao Vizcaya Argentaria SA	113,543	626,651

Banco Santander SA	277,332	1,319,527

Bankinter SA	208,956	1,711,968

CaixaBank SA#	36,402	147,308

Enagas SA	3,024	80,176

Iberdrola SA	134,199	949,563

Industria de Diseno Textil SA#	54,584	1,538,425

Mapfre SA	51,242	153,120

Description	Number of Shares	Value

Mediaset Espana Comunicacion SA	25,270	$171,831

Repsol SA	258,639	4,621,558

Telefonica SA	49,619	407,026

TOTAL SPAIN		$14,681,906

SWEDEN – 2.6%

Assa Abloy AB, Class B	120,380	2,394,450

Atlas Copco AB, Class A	50,666	1,252,553

Avanza Bank Holding AB#	32,508	1,738,338

Hemfosa Fastigheter AB	8,597	106,210

Hexagon AB, Class B	43,741	2,140,843

Hexpol AB	54,884	507,899

Peab AB	18,579	163,543

Sandvik AB	12,640	199,823

Skandinaviska Enskilda Banken AB, Class A	52,461	542,887

Sweco AB, Class B	86,943	1,960,310

Swedbank AB, Class A	25,944	583,599

Tele2 AB, Class B	203,486	2,310,632

Trelleborg AB, Class B	48,845	881,281

TOTAL SWEDEN		$14,782,368

SWITZERLAND – 2.8%

Aryzta AG#,*	27,814	259,419

Chocoladefabriken Lindt & Spruengli AG	143	985,883

Cie Financiere Richemont SA	24,135	1,764,043

Clariant AG*	29,899	644,410

Comet Holding AG#,*	12,140	1,226,342

GAM Holding AG*	4,880	28,339

Julius Baer Group Ltd.*	13,449	613,339

Nestle SA	11,322	955,838

Novartis AG	38,673	3,386,686

Oriflame Holding AG	1,289	30,429

Partners Group Holding AG	2,970	2,114,507

STMicroelectronics NV	4,817	73,190

Straumann Holding AG	2,211	1,509,243

Swiss Re AG	8,019	723,576

UBS Group AG*	26,780	374,307

Zurich Insurance Group AG	3,347	1,039,181

TOTAL SWITZERLAND		$15,728,732

TAIWAN – 2.4%

Hon Hai Precision Industry Co. Ltd.	651,200	1,657,661

Largan Precision Co. Ltd.	13,000	1,420,425

Merida Industry Co. Ltd.	328,000	1,151,464

Taiwan Semiconductor Manufacturing Co. Ltd.	1,280,000	9,609,449

TOTAL TAIWAN		$13,838,999

THAILAND – 0.5%

Kasikornbank PCL	429,800	2,587,252

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	8

Wilmington International Fund (continued)

Description	Number of Shares	Value

UNITED KINGDOM – 9.6%

Anglo American PLC#	24,470	$522,273

Ashtead Group PLC	7,450	183,917

ASOS PLC*	11,738	817,734

AstraZeneca PLC	4,602	352,006

Aviva PLC	79,653	435,295

Barratt Developments PLC	52,407	343,736

Berkeley Group Holdings PLC	4,797	214,394

BP PLC	355,057	2,564,833

British American Tobacco PLC	96,407	4,179,270

BT Group PLC	278,615	853,121

Capital & Counties Properties PLC	258,180	823,761

Carnival PLC	3,540	192,950

Centrica PLC	330,520	620,811

Compass Group PLC	87,336	1,717,795

Crest Nicholson Holdings PLC	13,012	56,607

Croda International PLC	43,252	2,664,133

Dignity PLC	150,260	1,913,439

Direct Line Insurance Group PLC	71,708	301,337

easyJet PLC	9,970	152,738

Fiat Chrysler Automobiles NV*	10,680	162,532

Galliford Try PLC	13,759	153,305

GlaxoSmithKline PLC	55,890	1,082,464

HSBC Holdings PLC	587,600	4,832,303

Hunting PLC	158,243	1,357,786

Imperial Brands PLC	22,790	771,957

J Sainsbury PLC	29,540	117,365

Kier Group PLC#	4,130	46,229

Legal & General Group PLC	162,423	521,196

Lloyds Banking Group PLC	1,765,579	1,288,413

Micro Focus International PLC	2,160	33,485

National Grid PLC	4,702	49,672

NEX Group PLC	118,930	1,724,783

Persimmon PLC	17,251	504,887

Prudential PLC	158,264	3,169,020

Reckitt Benckiser Group PLC	39,492	3,193,486

Rio Tinto Ltd.	44,785	2,436,856

Rio Tinto PLC	28,936	1,404,865

Royal Mail PLC	32,842	150,775

Saga PLC	43,070	65,582

Serco Group PLC*	1,136,157	1,394,279

Spirax-Sarco Engineering PLC	6,490	536,074

SSE PLC	41,867	610,229

SSP Group PLC	135,497	1,155,226

St James’s Place PLC	250,948	3,243,065

Taylor Wimpey PLC	104,958	216,112

Description	Number of Shares	Value

Tullow Oil PLC*	555,727	$1,594,417

Unilever NV#	40,271	2,163,951

Vodafone Group PLC	389,036	731,597

Weir Group PLC (The)	63,057	1,276,056

TOTAL UNITED KINGDOM		$54,898,117

UNITED STATES – 0.3%

Cognizant Technology Solutions Corp., Class A	21,133	1,458,811

TOTAL COMMON STOCKS (COST $502,187,262)		$513,440,471

INVESTMENT COMPANIES – 4.3%

iShares Edge MSCI Min Vol Global ETF#	93,500	7,831,560

iShares MSCI Australia ETF#	41,700	859,020

iShares S&P/TSX 60 Index ETF#	515,500	8,826,290

Vanguard Total World Stock ETF	97,500	6,815,250

TOTAL INVESTMENT COMPANIES (COST $26,334,990)		$24,332,120

PREFERRED STOCK – 0.0%**

GERMANY – 0.0%**

Volkswagen AG 3.96%	332	55,777

TOTAL PREFERRED STOCK (COST $66,640)		$55,777

MONEY MARKET FUND – 3.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%^	17,393,305	17,393,305

TOTAL MONEY MARKET FUND (COST $17,393,305)		$17,393,305

RIGHTS – 0.0%**

SPAIN – 0.0%**

Banco Santander SA*,††	277,332	10,774

TOTAL RIGHTS (COST $11,119)		$10,774

WARRANTS – 0.9%

CHINA – 0.6%

China International Travel Service Corp. Ltd., Class A*	122,526	942,859

Hangzhou Hikvision Digital Co. Ltd., Class A*	407,981	1,416,796

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A*	572,444	927,294

TOTAL CHINA		$3,286,949

SWITZERLAND – 0.3%

Midea Group Co. Ltd.*	357,349	1,899,381

TOTAL SWITZERLAND		$1,899,381

TOTAL WARRANTS (COST $7,475,504)		$5,186,330

TOTAL INVESTMENTS IN SECURITIES – 98.4% (COST $553,468,820)		$560,418,777

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

9	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.5%

REPURCHASE AGREEMENTS – 4.5%

Bank of Montreal, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $4,903,879, collateralized by U.S. Government Agency Securities, 2.80% to 5.50%, maturing 8/01/20 to 2/01/48; total market value of $5,001,650.	$4,903,578	$4,903,578

Barclays Capital, Inc., 2.19%, dated 10/31/18, due 11/01/18, repurchase price $1,288,481, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 11/15/18 to 8/15/48; total market value of $1,314,171.	1,288,403	1,288,403

Daiwa Capital Markets America, 2.22%, dated 10/31/18, due 11/01/18, repurchase price $4,903,880, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.50%, maturing 11/08/18 to 9/09/49; total market value of $5,001,650.	4,903,578	4,903,578

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $4,903,880, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 3/01/32 to 11/01/48; total market value of $5,001,650.	4,903,578	4,903,578

Nomura Securities International, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $4,903,879, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.50%, maturing 11/08/18 to 9/20/68; total market value of $5,001,650.	4,903,578	4,903,578

RBC Dominion Securities, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $4,903,880, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/29/18 to 9/09/49; total market value of $5,001,650.	4,903,578	4,903,578

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $25,806,293)		$25,806,293

TOTAL INVESTMENTS – 102.9%ø (COST $579,275,113)		$586,225,070

COLLATERAL FOR SECURITIES ON LOAN – (4.5%)		(25,806,293)

OTHER ASSETS LESS LIABILITIES – 1.6%		9,241,867

TOTAL NET ASSETS – 100.0%		$569,660,644

Cost of investments for Federal income tax purposes is $581,494,930. The net unrealized appreciation/(depreciation) of investments was $3,818,088. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $48,869,367 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(45,051,279).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington International Fund (continued)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks

Australia	$—	$355,127	$—	$355,127

Austria	—	3,651,438	—	3,651,438

Belgium	—	6,241,378	—	6,241,378

Bermuda	—	2,130,251	—	2,130,251

Bulgaria	835	—	—	835

China	11,521,224	22,103,935	—	33,625,159

Denmark	—	8,952,317	—	8,952,317

Finland	—	7,402,351	—	7,402,351

France	—	59,892,561	—	59,892,561

Germany	—	58,740,919	—	58,740,919

Hong Kong	—	22,500,024	—	22,500,024

India	7,709,226	—	—	7,709,226

Ireland	1,374,977	11,601,400	—	12,976,377

Italy	—	13,125,272	—	13,125,272

Japan	—	98,746,511	—	98,746,511

Jersey	—	39,583	—	39,583

Luxembourg	—	2,023,909	—	2,023,909

Morocco	—	1,817,492	—	1,817,492

Netherlands	—	29,312,594	—	29,312,594

Norway	—	8,182,579	—	8,182,579

Philippines	—	1,113,377	—	1,113,377

Russia	—	420,270	—	420,270

Singapore	—	3,729,029	—	3,729,029

South Africa	—	95,167	—	95,167

South Korea	—	12,680,540	—	12,680,540

Spain	—	14,681,906	—	14,681,906

Sweden	—	14,782,368	—	14,782,368

Switzerland	—	15,728,732	—	15,728,732

Taiwan	—	13,838,999	—	13,838,999

Thailand	—	2,587,252	—	2,587,252

United Kingdom	—	54,898,117	—	54,898,117

United States	1,458,811	—	—	1,458,811

Investment Companies	24,332,120	—	—	24,332,120

Preferred Stocks

Germany	—	55,777	—	55,777

Money Market Fund	17,393,305	—	—	17,393,305

Rights

Spain	—	10,774	—	10,774

Warrants

China	—	3,286,949	—	3,286,949

Switzerland	—	1,899,381	—	1,899,381

Repurchase Agreements	—	25,806,293	—	25,806,293

Total Investments in Securities	$63,790,498	$522,434,572	$—	$586,225,070

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$400	$—	$400

Total Assets - Other Financial Instruments	$—	$400	$—	$400

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

11	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(601)	$—	$(601)

Financial Futures Contracts	(911,851)	—	—	(911,851)

Total Liabilities - Other Financial Instruments	$(911,851)	$(601)	$—	$(912,452)

! Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
*	Non-income producing security.
^	7-Day net yield.
††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At October 31, 2018, the value of these securities amounted to $10,774 representing 0.00% of total net assets.

ø

On October 31, 2018, the Fund utilized International Fair Value Pricing, as defined in Note 2 in Notes to Financial Statements. The value of these securities amounted to $491,431,175 representing 86.27% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

MSCI	Morgan Stanley Capital International

PLC	Public Limited Company

Currency Code	Currency

CHF	Swiss Franc

DKK	Danish Krone

GBP	British Pound Sterling

HKD	Hong Kong Dollar

NOK	Norwegian Krone

At October 31, 2018, the International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
11/1/2018	Bank of New York	1,871,768 HKD	$238,657	$238,687	$ 30	$ —
11/1/2018	Bank of New York	342,401 DKK	52,048	51,982	—	(66)
11/1/2018	Bank of New York	19,686 GBP	25,142	25,162	20	—
11/1/2018	Bank of New York	18,867 GBP	24,096	24,116	20	—
11/2/2018	Bank of New York	218,505 DKK	33,235	33,173	—	(62)
11/2/2018	Bank of New York	193,184 DKK	29,384	29,329	—	(55)
11/2/2018	Bank of New York	34,392 GBP	44,097	43,959	—	(138)
11/2/2018	Bank of New York	27,617 DKK	4,201	4,193	—	(8)
11/2/2018	Bank of New York	27,600 GBP	35,388	35,278	—	(110)
CONTRACTS SOLD
11/1/2018	Bank of New York	209,943 DKK	31,914	31,873	41	—
11/1/2018	Bank of New York	137,509 DKK	20,903	20,876	27	—
11/1/2018	Bank of New York	68,516 CHF	68,168	68,029	139	—
11/2/2018	Bank of New York	433,577 DKK	65,948	65,825	123	—
11/2/2018	Bank of New York	80,246 CHF	79,540	79,677	—	(137)
11/5/2018	Bank of New York	86,860 NOK	10,281	10,306	—	(25)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$400	$(601)

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington International Fund (concluded)

    At October 31, 2018, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount(a)	Contract Amount	Contract at Value	Unrealized Appreciation(b)	Unrealized (Depreciation)(b)
LONG POSITIONS:
MSCI India NTR Index	December 2018	118	$6,912,440	$7,824,291	$6,912,440	$—	$(911,851)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$—	$(911,851)
(a)	Notional Amount denominated in USD unless otherwise noted.

(b)

The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until October 31, 2018. If variation margin settles the same day, then no amount may be shown in the Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

13

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Insurance	8.2%
Commercial Banks	4.9%
Pharmaceuticals	4.5%
Real Estate Investment Trusts	4.0%
IT Services	3.9%
Oil, Gas & Consumable Fuels	3.4%
Commercial Services & Supplies	2.5%
Road & Rail	2.5%
Capital Markets	2.3%
Food Products	2.3%
Health Care Providers & Services	2.3%
Machinery	2.2%
Specialty Retail	2.1%
Health Care Equipment & Supplies	2.0%
Software	2.0%
Beverages	1.8%
Chemicals	1.8%
Containers & Packaging	1.8%
Diversified Telecommunication Services	1.7%
Electric Utilities	1.7%
Hotels, Restaurants & Leisure	1.7%
Semiconductors & Semiconductor Equipment	1.7%
Communications Equipment	1.5%
Construction & Engineering	1.4%
Household Durables	1.3%
Aerospace & Defense	1.1%
Building Products	1.0%
Diversified Financial Services	1.0%
Electrical Equipment	1.0%
Metals & Mining	1.0%
Multi-Utilities	1.0%
Auto Components	0.9%
Professional Services	0.9%
Textiles, Apparel & Luxury Goods	0.9%
Trading Companies & Distributors	0.9%
Wireless Telecommunication Services	0.9%
Electronic Equipment, Instruments & Components	0.8%
Household Products	0.8%
Air Freight & Logistics	0.7%
Automobiles	0.7%
Consumer Finance	0.7%
Entertainment	0.7%
Personal Products	0.7%
Tobacco	0.7%
Gas Utilities	0.6%
Interactive Media & Services	0.6%
Media	0.6%
Multiline Retail	0.6%
Airlines	0.5%

Common Stocks	Percentage of Total Net Assets
Food & Staples Retailing	0.5%
Internet & Catalog Retail	0.5%
Construction Materials	0.3%
Energy Equipment & Services	0.3%
Independent Power & Renewable Electricity Producers	0.3%
Life Sciences Tools & Services	0.3%
Marine	0.3%
Paper & Forest Products	0.3%
Technology Hardware, Storage & Peripherals	0.3%
Transportation Infrastructure	0.3%
Water Utilities	0.3%
Biotechnology	0.2%
Diversified Consumer Services	0.2%
Industrial Conglomerates	0.2%
Real Estate Management & Development	0.2%
Computers & Peripherals	0.1%
Distributors	0.1%
Leisure Products	0.1%
Health Care Technology	0.0%[3]
Investment Companies	0.2%
Preferred Stocks	0.2%
Cash Equivalents[1]	8.0%
Other Assets and Liabilities – Net[2]	2.0%

TOTAL	100.0%

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington Global Alpha Equities Fund (continued)

Country Allocation	Percentage of Total Net Assets
Common Stocks
United States	46.2%
Japan	11.4%
United Kingdom	6.7%
Canada	4.2%
Switzerland	4.0%
France	3.9%
Netherlands	1.8%
Germany	1.7%
Hong Kong	1.2%
Ireland	1.0%
All other countries less than 1.0%	7.5%
Investment Companies	0.2%
Preferred Stocks	0.2%
Cash Equivalents[1]	8.0%
Other Assets and Liabilities – Net[2]	2.0%

TOTAL	100.0%

(1)	Cash Equivalent includes investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Number of Shares	Value

COMMON STOCKS – 89.6%

AEROSPACE & DEFENSE – 1.1%

Airbus SE	916	$101,231

BWX Technologies, Inc.	4,653	272,014

Huntington Ingalls Industries, Inc.	207	45,225

Lockheed Martin Corp.	1,123	329,994

Moog, Inc., Class A	3,311	236,902

MTU Aero Engines AG	210	44,589

Safran SA	2,400	310,145

United Technologies Corp.	2,610	324,188

TOTAL AEROSPACE & DEFENSE		$1,664,288

AIR FREIGHT & LOGISTICS – 0.7%

CTT-Correios de Portugal SA	12,647	48,504

Deutsche Post AG	4,087	129,047

Expeditors International of Washington, Inc.	5,931	398,445

FedEx Corp.	489	107,746

PostNL NV	29,631	87,542

Royal Mail PLC	6,046	27,757

United Parcel Service, Inc., Class B	1,968	209,671

TOTAL AIR FREIGHT & LOGISTICS		$1,008,712

Description	Number of Shares	Value

AIRLINES – 0.5%

Air France-KLM*	13,133	$126,972

Hawaiian Holdings, Inc.	6,103	211,225

Japan Airlines Co. Ltd.	5,652	200,596

JetBlue Airways Corp.*	8,142	136,216

SAS AB*	26,607	60,078

TOTAL AIRLINES		$735,087

AUTO COMPONENTS – 0.9%

Aisan Industry Co. Ltd.	3,835	28,714

Autoliv, Inc.	329	27,419

Bridgestone Corp.	4,496	173,363

Exedy Corp.	2,235	55,050

Garrett Motion, Inc.*	42	637

Keihin Corp.	4,235	83,387

Lear Corp.	297	39,471

NGK Spark Plug Co. Ltd.	3,597	72,786

Nissin Kogyo Co. Ltd.	4,372	63,609

NOK Corp.	6,465	93,024

Nokian Renkaat OYJ	820	26,083

Sumitomo Electric Industries Ltd.	12,057	164,428

Sumitomo Riko Co. Ltd.	4,360	36,020

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

15	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Tokai Rika Co. Ltd.	10,957	$199,791

Toyoda Gosei Co. Ltd.	4,345	93,712

Toyota Industries Corp.	2,214	108,756

Unipres Corp.	1,900	33,987

Valeo SA	956	30,835

TOTAL AUTO COMPONENTS		$1,331,072

AUTOMOBILES – 0.7%

Dongfeng Motor Group Co. Ltd., Class H	127,560	126,044

Ferrari NV	1,100	128,811

Honda Motor Co. Ltd.	8,925	254,769

Isuzu Motors Ltd.	12,040	157,851

Kia Motors Corp.	4,231	105,757

Nissan Motor Co. Ltd.	16,003	145,591

Renault SA	553	41,294

Suzuki Motor Corp.	2,562	127,759

TOTAL AUTOMOBILES		$1,087,876

BEVERAGES – 1.8%

Anheuser-Busch InBev SA/NV	1,903	140,748

Asahi Group Holdings Ltd.	5,521	242,621

Coca-Cola Co. (The)	9,856	471,905

Constellation Brands, Inc., Class A	427	85,071

Diageo PLC	16,641	575,305

Heineken Holding NV	630	54,492

Heineken NV	3,846	346,013

PepsiCo, Inc.	3,787	425,583

Pernod Ricard SA	663	101,098

Remy Cointreau SA	170	20,178

Treasury Wine Estates Ltd.	18,173	195,606

TOTAL BEVERAGES		$2,658,620

BIOTECHNOLOGY – 0.2%

Alnylam Pharmaceuticals, Inc.*	458	36,837

Exact Sciences Corp.*	3,857	274,040

TOTAL BIOTECHNOLOGY		$310,877

BUILDING PRODUCTS – 1.0%

Assa Abloy AB, Class B	11,002	218,838

Cie de Saint-Gobain	4,988	187,904

Lennox International, Inc.	4,581	966,087

Masco Corp.	1,359	40,770

Noritz Corp.	1,703	24,729

Owens Corning	659	31,151

Resideo Technologies, Inc.*	70	1,473

Smith (A.O.) Corp.	759	34,557

TOTAL BUILDING PRODUCTS		$1,505,509

CAPITAL MARKETS – 2.3%

Ameriprise Financial, Inc.	356	45,297

Description	Number of Shares	Value

Banca Generali SpA	5,957	$114,698

BlackRock, Inc.	173	71,176

CME Group, Inc.	1,183	216,773

E*TRADE Financial Corp.	3,000	148,260

FactSet Research Systems, Inc.	2,643	591,398

Franklin Resources, Inc.	1,106	33,733

GAM Holding AG*	8,026	46,608

Hamilton Lane, Inc., Class A	4,900	188,062

Ichiyoshi Securities Co. Ltd.	4,330	36,453

Intercontinental Exchange Group, Inc.	7,213	555,690

Jafco Co. Ltd.	2,470	95,170

Julius Baer Group Ltd.*	1,823	83,138

Moody’s Corp.	1,350	196,398

Partners Group Holding AG	87	61,940

Raymond James Financial, Inc.	2,182	167,338

Schroders PLC	862	29,500

SEI Investments Co.	516	27,580

St James’s Place PLC	2,919	37,723

T. Rowe Price Group, Inc.	497	48,204

TD Ameritrade Holding Corp.	8,690	449,447

UBS Group AG*	16,233	226,891

Uranium Participation Corp.*	9,066	31,266

TOTAL CAPITAL MARKETS		$3,502,743

CHEMICALS – 1.8%

ADEKA Corp.	8,171	121,059

Air Liquide SA	1,074	129,831

Air Products & Chemicals, Inc.	405	62,512

Arkema SA	319	33,467

China BlueChemical Ltd., Class H	179,730	61,611

Daicel Corp.	16,963	179,452

DowDuPont, Inc.	2,901	156,422

Ecolab, Inc.	254	38,900

EMS-Chemie Holding AG	56	30,854

Fujimi, Inc.	152	3,469

JSR Corp.	17,026	253,741

K+S AG	1,200	22,346

Linde PLC	1,774	293,544

LyondellBasell Industries NV, Class A	2,595	231,656

Mosaic Co. (The)	7,333	226,883

Nutrien Ltd.	3,228	170,858

Sanyo Chemical Industries Ltd.	745	34,138

Sherwin-Williams Co. (The)	1,436	565,023

Shin-Etsu Chemical Co. Ltd.	1,744	145,730

TOTAL CHEMICALS		$2,761,496

COMMERCIAL BANKS – 4.9%

AIB Group PLC	5,065	24,420

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Bank of America Corp.	7,421	$204,078

Bank of Ireland Group PLC	11,380	80,406

Bank of Nova Scotia (The)	3,829	205,656

Bank OZK	7,845	214,639

BNP Paribas SA	6,934	361,357

BPER Banca	17,275	65,558

CaixaBank SA	31,498	127,463

Dah Sing Financial Holdings Ltd.	6,015	32,288

East West Bancorp, Inc.	516	27,059

First Citizens BancShares, Inc., Class A	545	232,513

First Republic Bank	5,051	459,590

HSBC Holdings PLC	64,982	534,776

Huntington Bancshares, Inc.	41,224	590,740

ING Groep NV	30,828	364,724

Intesa Sanpaolo SpA	56,010	124,066

JPMorgan Chase & Co.	3,290	358,676

KB Financial Group, Inc. ADR	2,631	109,318

KBC Group NV	790	54,443

Mitsubishi UFJ Financial Group, Inc.	100,224	606,605

Mizuho Financial Group, Inc.	119,400	205,053

Nordea Bank Abp	18,376	159,704

People’s United Financial, Inc.	829	12,982

PNC Financial Services Group, Inc. (The)	3,937	505,865

Resona Holdings, Inc.	29,100	153,067

San-In Godo Bank Ltd. (The)	8,425	63,923

Sberbank of Russia PJSC ADR	4,487	52,453

Shinhan Financial Group Co. Ltd. ADR	2,696	99,779

Societe Generale SA	4,088	149,856

Standard Chartered PLC	18,323	128,421

Sumitomo Mitsui Financial Group, Inc.	5,985	233,027

Sumitomo Mitsui Trust Holdings, Inc.	6,911	274,598

Tochigi Bank Ltd. (The)	9,300	27,051

U.S. Bancorp	1,039	54,309

Unicaja Banco SA	44,122	56,480

UniCredit SpA	12,377	158,241

Wells Fargo & Co.	3,507	186,678

Zions Bancorp NA	664	31,241

TOTAL COMMERCIAL BANKS		$7,331,103

COMMERCIAL SERVICES & SUPPLIES – 2.5%

ADT, Inc.	58,297	451,219

Aeon Delight Co. Ltd.	1,759	58,729

Cimpress NV*	1,698	212,233

Cintas Corp.	8,353	1,519,160

Clean Harbors, Inc.*	8,891	604,944

Republic Services, Inc.	1,192	86,635

Rollins, Inc.	455	26,936

Description	Number of Shares	Value

Serco Group PLC*	29,150	$35,773

Societe BIC SA	265	25,369

Toppan Forms Co. Ltd.	6,215	56,496

Waste Connections, Inc.	8,048	615,189

Waste Management, Inc.	420	37,577

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,730,260

COMMUNICATIONS EQUIPMENT – 1.5%

Cisco Systems, Inc.	11,822	540,857

F5 Networks, Inc.*	280	49,078

Motorola Solutions, Inc.	9,362	1,147,407

Nokia OYJ	49,046	277,039

Telefonaktiebolaget LM Ericsson, Class B	27,072	235,709

TOTAL COMMUNICATIONS EQUIPMENT		$2,250,090

COMPUTERS & PERIPHERALS – 0.1%

Compal Electronics, Inc. GDR	34,330	94,583

CONSTRUCTION & ENGINEERING – 1.4%

China Machinery Engineering Corp., Class H	98,250	44,827

Chiyoda Corp.	6,570	32,692

Hazama Ando Corp.	15,583	107,606

HOCHTIEF AG	142	21,043

JGC Corp.	10,221	197,846

Kinden Corp.	5,802	93,028

Kumagai Gumi Co. Ltd.	4,876	127,353

Raubex Group Ltd.	22,011	28,274

Skanska AB, Class B	2,114	33,231

Taisei Corp.	3,513	150,246

Toshiba Plant Systems & Services Corp.	5,287	108,068

Toyo Engineering Corp.*	4,769	38,440

Vinci SA	12,621	1,123,255

TOTAL CONSTRUCTION & ENGINEERING		$2,105,909

CONSTRUCTION MATERIALS – 0.3%

LafargeHolcim Ltd.*	3,143	145,554

Vicat SA	1,041	55,944

Vulcan Materials Co.	2,579	260,840

TOTAL CONSTRUCTION MATERIALS		$462,338

CONSUMER FINANCE – 0.7%

American Express Co.	3,565	366,232

Credit Acceptance Corp.*	1,603	680,345

TOTAL CONSUMER FINANCE		$1,046,577

CONTAINERS & PACKAGING – 1.8%

AMVIG Holdings Ltd.	56,000	13,996

Ball Corp.	31,943	1,431,046

International Paper Co.	9,453	428,788

Nampak Ltd.*	69,904	70,527

Packaging Corp. of America	5,192	476,678

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

17	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Silgan Holdings, Inc.	9,429	$226,579

TOTAL CONTAINERS & PACKAGING		$2,647,614

DISTRIBUTORS – 0.1%

Canon Marketing Japan, Inc.	4,550	86,100

LKQ Corp.*	1,444	39,378

TOTAL DISTRIBUTORS		$125,478

DIVERSIFIED CONSUMER SERVICES – 0.2%

Benesse Holdings, Inc.	1,505	41,972

Service Corp. International	7,186	298,003

TOTAL DIVERSIFIED CONSUMER SERVICES		$339,975

DIVERSIFIED FINANCIAL SERVICES – 1.0%

Ackermans & van Haaren NV	1,152	181,367

Berkshire Hathaway, Inc., Class B*	5,669	1,163,732

G-Resources Group Ltd.*	1,433,400	9,171

Groupe Bruxelles Lambert SA	511	47,524

Standard Life Aberdeen PLC	10,993	37,968

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,439,762

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.7%

BT Group PLC	98,545	301,745

China Telecom Corp. Ltd., Class H	326,060	154,270

China Unicom Hong Kong Ltd.	139,730	146,150

Deutsche Telekom AG	8,253	135,362

Hellenic Telecommunications Organization SA	9,206	102,595

KT Corp. ADR	9,835	136,116

Magyar Telekom Telecommunications PLC ADR	9,400	63,732

Nippon Telegraph & Telephone Corp.	21,110	870,547

Orange SA	6,356	99,206

Swisscom AG	136	62,272

Telefonica Deutschland Holding AG	6,553	25,474

Telenor ASA	7,875	144,391

Telia Co. AB	10,508	47,302

Verizon Communications, Inc.	2,655	151,574

Zayo Group Holdings, Inc.*	1,128	33,705

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$2,474,441

ELECTRIC UTILITIES – 1.7%

Alliant Energy Corp.	445	19,126

American Electric Power Co., Inc.	504	36,973

Avangrid, Inc.	12,771	600,365

Duke Energy Corp.	562	46,438

Edison International	7,907	548,667

EDP - Energias de Portugal SA	41,482	145,731

Entergy Corp.	281	23,590

Eversource Energy	434	27,455

Exelon Corp.	904	39,604

Description	Number of Shares	Value

NextEra Energy, Inc.	317	$54,682

OGE Energy Corp.	7,209	260,605

Pinnacle West Capital Corp.	224	18,424

Power Assets Holdings Ltd.	41,495	277,100

Southern Co. (The)	894	40,257

SSE PLC	16,285	237,361

Xcel Energy, Inc.	2,184	107,038

TOTAL ELECTRIC UTILITIES		$2,483,416

ELECTRICAL EQUIPMENT – 1.0%

ABB Ltd.	11,073	222,806

Acuity Brands, Inc.	266	33,420

AMETEK, Inc.	6,150	412,542

Eaton Corp. PLC	4,223	302,662

Emerson Electric Co.	1,009	68,491

Legrand SA	1,108	72,353

Mitsubishi Electric Corp.	9,100	115,201

Nissin Electric Co. Ltd.	11,050	90,275

Sensata Technologies Holding PLC*	845	39,630

Ushio, Inc.	6,215	74,987

Zumtobel Group AG*	4,981	45,167

TOTAL ELECTRICAL EQUIPMENT		$1,477,534

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.8%

Amphenol Corp., Class A	861	77,060

Citizen Watch Co. Ltd.	11,730	67,517

Enplas Corp.	3,033	82,393

Hexagon AB, Class B	888	43,462

Hitachi High-Technologies Corp.	4,337	162,765

Hosiden Corp.	3,295	30,292

Ibiden Co. Ltd.	5,070	62,605

Kyocera Corp.	3,741	202,474

Nichicon Corp.	7,055	58,693

Simplo Technology Co. Ltd.	11,580	67,347

Zebra Technologies Corp., Class A*	1,594	265,082

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$1,119,690

ENERGY EQUIPMENT & SERVICES – 0.3%

Fugro NV*	4,256	54,681

Helmerich & Payne, Inc.	454	28,280

Saipem SpA*	22,245	121,651

Schlumberger Ltd.	1,576	80,865

Subsea 7 SA*	8,510	106,811

Trican Well Service Ltd.*	20,510	28,044

TOTAL ENERGY EQUIPMENT & SERVICES		$420,332

ENTERTAINMENT – 0.7%

Avex, Inc.	5,165	69,500

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

DeNA Co. Ltd.	10,892	$181,176

Nexon Co. Ltd.*	15,470	176,470

NHN Entertainment Corp.*	1,140	46,017

Spotify Technology SA*	2,624	392,787

Twenty-First Century Fox, Inc., Class A	2,295	104,468

TOTAL ENTERTAINMENT		$970,418

FOOD & STAPLES RETAILING – 0.5%

Casino Guichard Perrachon SA	537	23,683

Cawachi Ltd.	1,620	30,066

Colruyt SA	430	25,002

Costco Wholesale Corp.	886	202,566

J Sainsbury PLC	32,149	127,730

Jeronimo Martins SGPS SA	2,026	24,867

Matsumotokiyoshi Holdings Co. Ltd.	6,995	252,896

METRO AG	5,927	89,161

Sysco Corp.	514	36,664

TOTAL FOOD & STAPLES RETAILING		$812,635

FOOD PRODUCTS – 2.3%

Archer-Daniels-Midland Co.	8,711	411,595

Chocoladefabriken Lindt & Spruengli AG	7	48,260

Chocoladefabriken Lindt & Spruengli AG	1	79,812

Conagra Brands, Inc.	8,389	298,648

Danone SA	1,604	113,584

Hershey Co. (The)	3,501	375,132

Hormel Foods Corp.	8,111	353,964

Ingredion, Inc.	3,099	313,557

Kraft Heinz Co. (The)	2,500	137,425

Lamb Weston Holdings, Inc.	4,199	328,194

Mondelez International, Inc., Class A	1,138	47,773

Nestle SA	8,827	745,203

Viscofan SA	4,364	261,037

TOTAL FOOD PRODUCTS		$3,514,184

GAS UTILITIES – 0.6%

Atmos Energy Corp.	211	19,640

Rubis SCA	9,925	512,069

UGI Corp.	6,772	359,322

TOTAL GAS UTILITIES		$891,031

HEALTH CARE EQUIPMENT & SUPPLIES – 2.0%

Abbott Laboratories	5,684	391,855

Baxter International, Inc.	6,142	383,936

Danaher Corp.	478	47,513

Hologic, Inc.*	7,969	310,711

IDEXX Laboratories, Inc.*	285	60,454

Insulet Corp.*	4,147	365,807

Koninklijke Philips NV	4,499	167,793

Description	Number of Shares	Value

Medtronic PLC	5,103	$458,351

Steris PLC	7,798	852,399

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$3,038,819

HEALTH CARE PROVIDERS & SERVICES – 2.3%

Aetna, Inc.	248	49,203

AmerisourceBergen Corp.	3,904	343,552

Fresenius SE & Co. KGaA	1,001	63,619

HCA Healthcare, Inc.	7,632	1,019,101

Laboratory Corp. of America Holdings*	3,420	549,081

Quest Diagnostics, Inc.	2,496	234,899

UnitedHealth Group, Inc.	2,864	748,506

Universal Health Services, Inc., Class B	2,980	362,249

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,370,210

HEALTH CARE TECHNOLOGY – 0.0%**

AGFA-Gevaert NV*	13,978	62,407

HOTELS, RESTAURANTS & LEISURE – 1.7%

Carnival Corp.	2,199	123,232

Carnival PLC	751	40,934

Choice Hotels International, Inc.	10,336	758,662

Compass Group PLC	24,963	490,993

Darden Restaurants, Inc.	366	38,997

Elior Group SA	10,447	150,272

Hilton Worldwide Holdings, Inc.	2,512	178,779

Marriott Vacations Worldwide Corp.	2,228	197,156

McDonald’s Corp.	2,448	433,051

Norwegian Cruise Line Holdings Ltd.*	978	43,100

Paddy Power Betfair PLC*	478	41,256

Royal Caribbean Cruises Ltd.	585	61,267

Vail Resorts, Inc.	179	44,986

TOTAL HOTELS, RESTAURANTS & LEISURE		$2,602,685

HOUSEHOLD DURABLES – 1.3%

Barratt Developments PLC	5,927	38,875

Berkeley Group Holdings PLC	805	35,978

Funai Electric Co. Ltd.*	6,830	33,273

Garmin Ltd.	458	30,301

Newell Brands, Inc.	20,063	318,600

Nikon Corp.	3,785	65,983

NVR, Inc.*	341	763,509

Persimmon PLC	2,860	83,704

Pioneer Corp.*	58,470	52,355

PulteGroup, Inc.	1,467	36,044

Sekisui Chemical Co. Ltd.	7,772	122,222

Taylor Wimpey PLC	35,291	72,665

Token Corp.	1,210	78,382

Toll Brothers, Inc.	6,433	216,535

TOTAL HOUSEHOLD DURABLES		$1,948,426

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

19	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

HOUSEHOLD PRODUCTS – 0.8%

Colgate-Palmolive Co.	6,313	$375,939

Procter & Gamble Co. (The)	6,998	620,583

Reckitt Benckiser Group PLC	2,924	236,447

TOTAL HOUSEHOLD PRODUCTS		$1,232,969

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS – 0.3%

China Longyuan Power Group Corp. Ltd., Class H	513,353	390,663

Uniper SE*	1,299	37,487

TOTAL INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS		$428,150

INDUSTRIAL CONGLOMERATES – 0.2%

Honeywell International, Inc.	424	61,404

Siemens AG	1,706	196,098

TOTAL INDUSTRIAL CONGLOMERATES		$257,502

INSURANCE – 8.2%

Admiral Group PLC	1,352	34,755

Aflac, Inc.	2,193	94,452

Ageas	2,667	133,443

AIA Group Ltd.	69,960	532,189

Alleghany Corp.	449	269,705

Allianz SE	823	171,446

Allstate Corp. (The)	362	34,651

American Financial Group, Inc.	157	15,705

Arthur J Gallagher & Co.	306	22,647

Assicurazioni Generali SpA	19,831	320,008

Aviva PLC	14,362	78,487

Baloise Holding AG	323	46,167

Chubb Ltd.	2,694	336,508

Cincinnati Financial Corp.	3,336	262,343

CNO Financial Group, Inc.	14,312	270,497

Coface SA*	1,062	10,613

Dai-ichi Life Holdings, Inc.	7,395	138,770

Direct Line Insurance Group	8,784	36,913

Enstar Group Ltd.*	2,115	384,084

Everest Re Group Ltd.	150	32,679

Fairfax Financial Holdings Ltd.	2,086	1,013,646

Fidelity National Financial, Inc.	7,621	254,922

Hannover Rueck SE	725	97,498

Intact Financial Corp.	10,809	853,997

Legal & General Group PLC	44,461	142,670

Mapfre SA	9,360	27,969

Markel Corp.*	1,376	1,504,298

Marsh & McLennan Cos., Inc.	2,381	201,790

MetLife, Inc.	5,494	226,298

Description	Number of Shares	Value

MS&AD Insurance Group Holdings, Inc.	6,444	$193,560

Muenchener Rueckversicherungs AG	418	89,780

Principal Financial Group, Inc.	798	37,562

Progressive Corp. (The)	1,051	73,255

Prudential PLC	6,133	122,805

RSA Insurance Group PLC	5,480	39,412

Sampo Oyj, Class A	3,195	146,928

Shin Kong Financial Holding Co. Ltd.	164,657	54,288

Sony Financial Holdings, Inc.	34,841	803,763

Swiss Life Holding AG*	178	67,144

Swiss Re AG	920	83,014

T&D Holdings, Inc.	18,228	291,388

Tokio Marine Holdings, Inc.	10,624	500,519

Tongyang Life Insurance Co. Ltd.	8,214	40,783

Torchmark Corp.	5,553	470,117

Travelers Cos., Inc. (The)	500	62,565

Tryg A/S	1,086	26,179

White Mountains Insurance Group Ltd.	395	350,235

Willis Towers Watson PLC	3,507	502,062

WR Berkley Corp.	216	16,394

Zurich Insurance Group AG	2,197	682,128

TOTAL INSURANCE		$12,203,031

INTERACTIVE MEDIA & SERVICES – 0.6%

Gree, Inc.	14,370	60,138

Tencent Holdings Ltd.	4,953	169,686

TripAdvisor, Inc.*	2,776	144,741

Twitter, Inc.*	2,191	76,137

Yahoo Japan Corp.	90,170	281,312

Yandex NV, Class A*	5,797	174,664

TOTAL INTERACTIVE MEDIA & SERVICES		$906,678

INTERNET & CATALOG RETAIL – 0.5%

Alibaba Group Holding Ltd. ADR*	780	110,978

Amazon.com, Inc.*	236	377,130

Qliro Group AB*	18,138	23,933

Wayfair, Inc., Class A*	1,882	207,566

TOTAL INTERNET & CATALOG RETAIL		$719,607

IT SERVICES – 3.9%

Accenture PLC, Class A	2,814	443,543

Amadeus IT Group SA	955	76,901

Amdocs Ltd.	5,362	339,254

Automatic Data Processing, Inc.	4,301	619,688

Black Knight, Inc.*	9,842	479,994

Capgemini SE	2,460	300,376

DTS Corp.	1,572	54,616

DXC Technology Co.	12,356	899,887

Fidelity National Information Services, Inc.	4,825	502,283

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Fiserv, Inc.*	1,525	$120,933

FleetCor Technologies, Inc.*	1,293	258,639

Fujitsu Ltd.	2,378	144,674

Genpact Ltd.	6,686	183,263

Jack Henry & Associates, Inc.	142	21,276

MasterCard, Inc., Class A	1,023	202,216

Paychex, Inc.	1,752	114,738

PayPal Holdings, Inc.*	2,132	179,493

Perspecta, Inc.	9,613	235,422

Sabre Corp.	1,539	37,936

Sopra Steria Group	140	15,506

Total System Services, Inc.	629	57,333

Visa, Inc., Class A	2,993	412,585

Western Union Co. (The)	1,700	30,668

Wix.com Ltd.*	1,558	151,671

TOTAL IT SERVICES		$5,882,895

LEISURE PRODUCTS – 0.1%

Bandai Namco Holdings, Inc.	3,528	125,508

Sankyo Co. Ltd.	1,650	62,998

TOTAL LEISURE PRODUCTS		$188,506

LIFE SCIENCES TOOLS & SERVICES – 0.3%

Agilent Technologies, Inc.	5,508	356,863

CMIC Holdings Co. Ltd.	820	15,224

Eurofins Scientific SE	65	32,756

TOTAL LIFE SCIENCES TOOLS & SERVICES		$404,843

MACHINERY – 2.2%

Alstom SA	2,329	101,713

Amada Holdings Co. Ltd.	14,085	132,692

Caterpillar, Inc.	1,797	218,012

Cummins, Inc.	365	49,892

Deere & Co.	2,546	344,830

Epiroc AB, Class A*	3,315	29,092

Epiroc AB, Class B*	2,686	22,101

Hisaka Works Ltd.	2,200	21,039

IDEX Corp.	6,904	875,565

Japan Steel Works Ltd. (The)	1,995	42,159

Kone OYJ, Class B	1,238	60,259

MAN SE	329	34,272

Middleby Corp. (The)*	2,572	288,836

Mitsubishi Heavy Industries Ltd.	4,432	156,236

PACCAR, Inc.	7,480	427,931

Schindler Holding AG	450	94,889

Schindler Holding AG	320	66,451

SMC Corp.	305	97,214

Snap-on, Inc.	275	42,333

Description	Number of Shares	Value

Tadano Ltd.	7,450	$79,809

Takuma Co. Ltd.	8,910	113,570

Toshiba Machine Co. Ltd.	1,968	37,269

Weir Group PLC (The)	1,346	27,238

TOTAL MACHINERY		$3,363,402

MARINE – 0.3%

AP Moeller – Maersk A/S, Class B	86	108,550

D/S Norden A/S*	4,611	63,685

Kuehne + Nagel International AG	1,857	258,095

Pacific Basin Shipping Ltd.*	308,000	67,486

TOTAL MARINE		$497,816

MEDIA – 0.6%

Fuji Media Holdings, Inc.	3,165	51,368

Gendai Agency, Inc.	1,400	6,103

Interpublic Group of Cos., Inc. (The)	1,436	33,258

Metropole Television SA	1,070	20,711

Nippon Television Holdings, Inc.	19,527	311,557

Omnicom Group, Inc.	878	65,253

Proto Corp.	1,050	13,921

RTL Group SA*	360	23,217

SES SA	12,077	259,200

Sirius XM Holdings, Inc.	7,166	43,139

Television Francaise 1	8,666	88,143

TV Asahi Holdings Corp.	1,945	36,311

TOTAL MEDIA		$952,181

METALS & MINING – 1.0%

Acacia Mining PLC*	25,475	49,821

Anglo American Platinum Ltd.	2,631	85,658

Anglo American PLC	6,803	145,199

Barrick Gold Corp.	7,831	98,092

Boliden AB	1,502	34,301

Centerra Gold, Inc.*	13,832	54,006

Chubu Steel Plate Co. Ltd.	2,000	11,155

Eldorado Gold Corp.*	28,084	18,572

Gold Fields Ltd.	26,050	68,870

Hitachi Metals Ltd.	9,820	115,473

Impala Platinum Holdings Ltd.*	15,595	28,657

Kinross Gold Corp.*	14,737	38,169

Kyoei Steel Ltd.	4,325	78,347

Nakayama Steel Works Ltd.	6,490	34,119

Neturen Co. Ltd.	2,165	19,067

Northern Dynasty Minerals Ltd.*	2,500	1,177

Pacific Metals Co. Ltd.*	1,677	47,054

Petra Diamonds Ltd.*	66,741	33,440

Randgold Resources Ltd.	574	45,147

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

21	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Resolute Mining Ltd.	35,849	$26,502

Salzgitter AG	1,291	51,598

Tokyo Steel Manufacturing Co. Ltd.	9,760	76,954

Western Areas Ltd.	34,495	55,139

Yamato Kogyo Co. Ltd.	7,975	210,172

TOTAL METALS & MINING		$1,426,689

MULTILINE RETAIL – 0.6%

B&M European Value Retail SA	48,043	255,649

Dollar General Corp.	777	86,542

Marks & Spencer Group PLC	24,843	93,961

Marui Group Co. Ltd.	19,472	419,267

Target Corp.	1,191	99,603

TOTAL MULTILINE RETAIL		$955,022

MULTI-UTILITIES – 1.0%

Ameren Corp.	1,313	84,794

CenterPoint Energy, Inc.	729	19,690

Centrica PLC	66,032	124,027

CMS Energy Corp.	462	22,878

Consolidated Edison, Inc.	380	28,880

Dominion Energy, Inc.	4,080	291,394

DTE Energy Co.	244	27,426

E.ON SE	31,262	302,304

Engie SA	8,152	108,317

National Grid PLC	28,933	305,650

Public Service Enterprise Group, Inc.	599	32,005

RWE AG	6,047	117,639

Sempra Energy	278	30,613

WEC Energy Group, Inc.	414	28,318

TOTAL MULTI-UTILITIES		$1,523,935

OIL, GAS & CONSUMABLE FUELS – 3.4%

Advantage Oil & Gas Ltd.*	12,700	28,459

Aker BP ASA*	757	24,826

ARC Resources Ltd.	4,098	38,164

BP PLC	49,953	360,847

Cameco Corp.	4,537	48,594

Canadian Natural Resources Ltd.	10,966	299,591

Chevron Corp.	4,152	463,571

Diamondback Energy, Inc.	2,744	308,316

Eni SpA	14,013	248,866

EOG Resources, Inc.	2,287	240,913

Exxon Mobil Corp.	2,515	200,395

Gazprom PJSC ADR	29,305	137,734

Imperial Oil Ltd.	5,054	157,864

Inpex Corp.	10,030	114,208

Japan Petroleum Exploration Co. Ltd.	3,890	81,313

Description	Number of Shares	Value

Kinder Morgan, Inc.	10,083	$171,613

LUKOIL PJSC ADR	1,683	125,619

Occidental Petroleum Corp.	1,073	71,966

Painted Pony Energy Ltd.*	15,214	24,154

Pembina Pipeline Corp.	8,035	259,691

Petroleo Brasileiro SA ADR	1,832	29,770

Royal Dutch Shell PLC, Class B	20,290	661,716

Surgutneftegas PJSC ADR	23,295	92,572

Targa Resources Corp.	693	35,807

TOTAL SA	10,885	638,679

Tourmaline Oil Corp.	2,741	39,977

Valero Energy Corp.	667	60,757

Williams Cos., Inc. (The)	2,941	71,555

YPF SA ADR*	4,165	62,475

TOTAL OIL, GAS & CONSUMABLE FUELS		$5,100,012

PAPER & FOREST PRODUCTS – 0.3%

Domtar Corp.	5,673	262,717

Louisiana-Pacific Corp.	6,230	135,627

UPM-Kymmene OYJ	1,905	61,243

TOTAL PAPER & FOREST PRODUCTS		$459,587

PERSONAL PRODUCTS – 0.7%

Beiersdorf AG	544	56,248

L’Oreal SA	592	133,381

Unilever NV	7,627	409,835

Unilever NV ADR	4,902	263,630

Unilever PLC	2,695	142,753

TOTAL PERSONAL PRODUCTS		$1,005,847

PHARMACEUTICALS – 4.5%

AstraZeneca PLC ADR	17,099	663,099

AstraZeneca PLC	8,423	644,273

Bristol-Myers Squibb Co.	6,422	324,568

Eisai Co. Ltd.	3,145	261,917

Elanco Animal Health, Inc.*	300	9,144

GlaxoSmithKline PLC	7,753	150,158

H Lundbeck A/S*	533	24,860

Jazz Pharmaceuticals PLC*	278	44,152

Johnson & Johnson	5,298	741,667

Kyowa Hakko Kirin Co. Ltd.	3,700	71,657

Merck & Co., Inc.	7,231	532,274

Novartis AG	19,793	1,733,320

Ono Pharmaceutical Co. Ltd.	17,332	393,326

Orion Oyj, Class B	859	29,549

Pfizer, Inc.	6,457	278,038

Recordati SpA	719	24,341

Roche Holding AG	2,662	647,831

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Takeda Pharmaceutical Co. Ltd.	4,345	$180,142

TOTAL PHARMACEUTICALS		$6,754,316

PROFESSIONAL SERVICES – 0.9%

Adecco Group AG	3,166	155,039

CoStar Group, Inc.*	615	222,273

Experian PLC	8,838	203,267

Hays PLC	26,296	55,067

IHS Markit Ltd.*	521	27,368

Intertek Group PLC	647	38,766

RELX PLC	6,963	137,705

RELX PLC	6,669	131,961

Robert Half International, Inc.	431	26,088

SGS SA	26	61,751

SThree PLC	4,332	16,949

Teleperformance	237	39,032

TransUnion	750	49,312

Verisk Analytics, Inc.*	552	66,152

Wolters Kluwer NV	919	52,139

TOTAL PROFESSIONAL SERVICES		$1,282,869

REAL ESTATE INVESTMENT TRUSTS – 4.0%

Alexandria Real Estate Equities, Inc.	172	21,024

American Tower Corp.	14,667	2,285,265

AvalonBay Communities, Inc.	169	29,639

Brixmor Property Group, Inc.	26,667	432,005

Camden Property Trust	3,454	311,793

Covivio	350	35,119

Crown Castle International Corp.	3,951	429,632

Equity Residential	452	29,362

Land Securities Group PLC	4,555	49,550

LaSalle Logiport REIT	240	221,001

Liberty Property Trust	351	14,696

Mid-America Apartment Communities, Inc.	204	19,933

Park Hotels & Resorts, Inc.	6,407	186,251

PotlatchDeltic Corp.	3,458	125,352

Public Storage	4,400	904,068

Realty Income Corp.	429	25,856

Segro PLC	6,261	49,085

Simon Property Group, Inc.	646	118,554

STORE Capital Corp.	10,727	311,405

UDR, Inc.	504	19,752

Unibail-Rodamco-Westfield	1,354	245,017

Weyerhaeuser Co.	4,287	114,163

TOTAL REAL ESTATE INVESTMENT TRUSTS		$5,978,522

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%

CBRE Group, Inc., Class A*	1,249	50,322

Description	Number of Shares	Value

Daito Trust Construction Co. Ltd.	499	$65,787

Nexity SA	2,540	121,464

Swiss Prime Site AG*	519	42,113

Vonovia SE	1,807	82,573

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$362,259

ROAD & RAIL – 2.5%

AMERCO	1,986	648,389

Canadian National Railway Co.	18,663	1,595,453

CSX Corp.	4,497	309,663

Firstgroup PLC*	31,720	34,487

Genesee & Wyoming, Inc., Class A*	10,622	841,581

Go-Ahead Group PLC (The)	4,023	79,093

Kansas City Southern	1,474	150,289

Old Dominion Freight Line, Inc.	310	40,430

TOTAL ROAD & RAIL		$3,699,385

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.7%

Broadcom, Inc.	479	107,052

Intel Corp.	8,045	377,150

Lam Research Corp.	329	46,629

Marvell Technology Group Ltd.	21,701	356,113

Maxim Integrated Products, Inc.	4,879	244,048

MediaTek, Inc.	6,265	46,277

Miraial Co. Ltd.	1,500	13,647

QUALCOMM, Inc.	7,412	466,141

SCREEN Holdings Co. Ltd.	1,085	58,983

Shinko Electric Industries Co. Ltd.	3,160	22,001

Skyworks Solutions, Inc.	3,260	282,838

STMicroelectronics NV	2,435	36,998

Taiwan Semiconductor Manufacturing Co. Ltd.	31,000	232,729

Texas Instruments, Inc.	1,425	132,283

Tokyo Seimitsu Co. Ltd.	4,295	103,282

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$2,526,171

SOFTWARE – 2.0%

Constellation Software, Inc.	603	414,998

Globant SA*	3,100	159,588

Guidewire Software, Inc.*	1,862	165,662

Microsoft Corp.	7,434	794,026

Mimecast Ltd.*	4,769	166,247

Open Text Corp.	9,196	310,825

salesforce.com, Inc.*	1,795	246,346

SS&C Technologies Holdings, Inc.	10,834	554,267

Temenos AG*	254	34,909

Workday, Inc., Class A*	1,108	147,386

TOTAL SOFTWARE		$2,994,254

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

23	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

SPECIALTY RETAIL – 2.1%

AutoZone, Inc.*	92	$67,479

Best Buy Co., Inc.	629	44,131

Camping World Holdings, Inc., Class A	12,593	215,970

CarMax, Inc.*	8,094	549,664

CECONOMY AG	10,166	51,945

Gap, Inc. (The)	940	25,662

Halfords Group PLC	16,988	66,774

Hennes & Mauritz AB, Class B	7,247	128,002

Home Depot, Inc. (The)	1,163	204,548

Honeys Holdings Co. Ltd.	2,555	20,295

Industria de Diseno Textil SA	2,870	80,890

Kingfisher PLC	37,299	121,116

L Brands, Inc.	4,921	159,539

Lowe’s Cos., Inc.	1,385	131,880

Nishimatsuya Chain Co. Ltd.	10,535	93,773

O’Reilly Automotive, Inc.*	244	78,263

PAL GROUP Holdings Co. Ltd.	1,640	48,050

Ross Stores, Inc.	974	96,426

Shimamura Co. Ltd.	1,953	164,276

TJX Cos., Inc. (The)	5,741	630,821

Tractor Supply Co.	595	54,675

Ulta Beauty, Inc.*	236	64,787

Xebio Holdings Co. Ltd.	4,385	60,777

TOTAL SPECIALTY RETAIL		$3,159,743

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 0.3%

Acer, Inc.*	113,840	80,105

Canon, Inc.	3,655	104,107

HP, Inc.	2,844	68,654

Maxell Holdings Ltd.	8,584	109,383

Melco Holdings, Inc.	715	23,871

Neopost SA	2,953	94,908

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$481,028

TEXTILES, APPAREL & LUXURY GOODS – 0.9%

361 Degrees International Ltd.	147,130	34,235

adidas AG	375	88,186

Daphne International Holdings Ltd.*	195,140	6,356

Geox SpA	13,724	24,803

Hermes International	95	54,235

HUGO BOSS AG	433	30,944

Moncler SpA	847	29,414

NIKE, Inc., Class B	8,333	625,308

Sanyo Shokai Ltd.	2,670	45,018

Tapestry, Inc.	839	35,498

Under Armour, Inc., Class A*	12,839	283,870

Description	Number of Shares	Value

Under Armour, Inc., Class C*	665	$13,187

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$1,271,054

TOBACCO – 0.7%

Altria Group, Inc.	1,953	127,023

British American Tobacco PLC	8,679	376,237

Japan Tobacco, Inc.	10,242	263,172

Philip Morris International, Inc.	3,523	310,271

TOTAL TOBACCO		$1,076,703

TRADING COMPANIES & DISTRIBUTORS – 0.9%

AerCap Holdings NV*	656	32,852

Brenntag AG	9,274	484,328

Fastenal Co.	7,870	404,597

ITOCHU Corp.	15,653	290,300

Rexel SA	9,776	124,617

SIG PLC	28,792	41,237

TOTAL TRADING COMPANIES & DISTRIBUTORS		$1,377,931

TRANSPORTATION INFRASTRUCTURE – 0.3%

Aena SME SA	261	41,703

Hamburger Hafen und Logistik AG	1,683	35,651

Jiangsu Expressway Co. Ltd., Class H	205,000	275,004

Sydney Airport	30,686	140,253

TOTAL TRANSPORTATION INFRASTRUCTURE		$492,611

WATER UTILITIES – 0.3%

American Water Works Co., Inc.	273	24,169

Guangdong Investment Ltd.	205,640	368,151

TOTAL WATER UTILITIES		$392,320

WIRELESS TELECOMMUNICATION SERVICES – 0.9%

1&1 Drillisch AG	478	21,322

China Mobile Ltd.	33,520	314,011

KDDI Corp.	29,839	722,099

Millicom International Cellular SA	4,575	258,177

Orange Belgium SA	2,853	51,235

Sprint Corp.*	5,494	33,623

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,400,467

TOTAL COMMON STOCKS (COST $131,133,537)		$134,084,502

INVESTMENT COMPANIES – 0.2%

EQUITY FUNDS – 0.2%

iShares Core MSCI EAFE ETF	1,434	84,291

Nomura TOPIX ETF	12,581	188,861

TOTAL EQUITY FUNDS		$273,152

TOTAL INVESTMENT COMPANIES (COST $285,941)		$273,152

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	24

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

PREFERRED STOCKS – 0.2%

COMMUNICATION SERVICES – 0.0%**

Telefonica Brasil SA, 2.41%	5,500	$63,683

CONSUMER DISCRETIONARY – 0.1%

Porsche Automobil Holding SE 1.76%	764	48,586

Volkswagen AG 3.96%	925	155,402

TOTAL CONSUMER DISCRETIONARY		$203,988

UTILITIES – 0.1%

Cia Paranaense de Energia 3.73%	12,600	88,672

TOTAL PREFERRED STOCKS (COST $379,617)		$356,343

Description	Number of Shares	Value

MONEY MARKET FUND – 8.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%^	11,909,148	$11,909,148

TOTAL MONEY MARKET FUND (COST $11,909,148)		$11,909,148

TOTAL INVESTMENTS – 98.0%ø (COST $143,708,243)		$146,623,145

OTHER ASSETS LESS LIABILITIES – 2.0%		3,040,633

TOTAL NET ASSETS – 100.0%		$149,663,778

Cost of investments for Federal income tax purposes is $144,385,007. The net unrealized appreciation/(depreciation) of investments was $7,658,496. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $16,634,809 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(8,976,313).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks

Aerospace & Defense	$1,208,323	$455,965	$—	$1,664,288

Air Freight & Logistics	715,862	292,850	—	1,008,712

Airlines	347,441	387,646	—	735,087

Auto Components	67,527	1,263,545	—	1,331,072

Automobiles	—	1,087,876	—	1,087,876

Beverages	982,559	1,676,061	—	2,658,620

Biotechnology	310,877	—	—	310,877

Building Products	1,074,038	431,471	—	1,505,509

Capital Markets	2,770,622	732,121	—	3,502,743

Chemicals	1,745,798	1,015,698	—	2,761,496

Commercial Banks	3,345,576	3,985,527	—	7,331,103

Commercial Services & Supplies	3,553,893	176,367	—	3,730,260

Communications Equipment	1,737,342	512,748	—	2,250,090

Computers & Peripherals	94,583	—	—	94,583

Construction & Engineering	—	2,105,909	—	2,105,909

Construction Materials	260,840	201,498	—	462,338

Consumer Finance	1,046,577	—	—	1,046,577

Containers & Packaging	2,563,091	84,523	—	2,647,614

Distributors	39,378	86,100	—	125,478

Diversified Consumer Services	298,003	41,972	—	339,975

Diversified Financial Services	1,163,732	276,030	—	1,439,762

Diversified Telecommunication Services	385,127	2,089,314	—	2,474,441

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

25	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Electric Utilities	$1,823,224	$660,192	$—	$2,483,416

Electrical Equipment	856,745	620,789	—	1,477,534

Electronic Equipment, Instruments & Components	342,142	777,548	—	1,119,690

Energy Equipment & Services	137,189	283,143	—	420,332

Entertainment	497,255	473,163	—	970,418

Food & Staples Retailing	239,230	573,405	—	812,635

Food Products	2,266,288	1,247,896	—	3,514,184

Gas Utilities	378,962	512,069	—	891,031

Health Care Equipment & Supplies	2,871,026	167,793	—	3,038,819

Health Care Providers & Services	3,306,591	63,619	—	3,370,210

Health Care Technology	—	62,407	—	62,407

Hotels, Restaurants & Leisure	1,879,230	723,455	—	2,602,685

Household Durables	1,364,989	583,437	—	1,948,426

Household Products	996,522	236,447	—	1,232,969

Independent Power & Renewable Electricity Producers	—	428,150	—	428,150

Industrial Conglomerates	61,404	196,098	—	257,502

Insurance	7,290,412	4,912,619	—	12,203,031

Interactive Media & Services	395,542	511,136	—	906,678

Internet & Catalog Retail	695,674	23,933	—	719,607

IT Services	5,290,822	592,073	—	5,882,895

Leisure Products	—	188,506	—	188,506

Life Sciences Tools & Services	356,863	47,980	—	404,843

Machinery	2,247,399	1,116,003	—	3,363,402

Marine	—	497,816	—	497,816

Media	141,650	810,531	—	952,181

Metals & Mining	210,016	1,216,673	—	1,426,689

Multiline Retail	186,145	768,877	—	955,022

Multi-Utilities	565,998	957,937	—	1,523,935

Oil, Gas & Consumable Fuels	2,876,985	2,223,027	—	5,100,012

Paper & Forest Products	398,344	61,243	—	459,587

Personal Products	263,630	742,217	—	1,005,847

Pharmaceuticals	2,592,942	4,161,374	—	6,754,316

Professional Services	523,154	759,715	—	1,282,869

Real Estate Investment Trusts	5,378,750	599,772	—	5,978,522

Real Estate Management & Development	50,322	311,937	—	362,259

Road & Rail	3,585,805	113,580	—	3,699,385

Semiconductors & Semiconductor Equipment	2,012,254	513,917	—	2,526,171

Software	2,959,345	34,909	—	2,994,254

Specialty Retail	2,323,845	835,898	—	3,159,743

Technology Hardware, Storage & Peripherals	68,654	412,374	—	481,028

Textiles, Apparel & Luxury Goods	957,863	313,191	—	1,271,054

Tobacco	437,294	639,409	—	1,076,703

Trading Companies & Distributors	437,449	940,482	—	1,377,931

Transportation Infrastructure	—	492,611	—	492,611

Water Utilities	24,169	368,151	—	392,320

Wireless Telecommunication Services	33,623	1,366,844	—	1,400,467

Investment Companies	84,291	188,861	—	273,152

Preferred Stocks	152,355	203,988	—	356,343

Money Market Fund	11,909,148	—	—	11,909,148

Total Investments in Securities	$95,182,729	$51,440,416	$—	$146,623,145

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$292,746	$—	$292,746

Financial Futures Contracts	5,127,682	—	—	5,127,682

Total Assets - Other Financial Instruments	$5,127,682	$292,746	$—	$5,420,428

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(70)	$—	$(70)

Total Liabilities - Other Financial Instruments	$—	$(70)	$—	$(70)

! Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

*	Non-income producing security.
^	7-Day net yield.
ø

On October 31, 2018, the Fund utilized International Fair Value Pricing, as defined in Note 2 in Notes to Financial Statements. The value of these securities amounted to $51,440,416 representing 34.37% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Currency Code	Currency

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound Sterling

HKD	Hong Kong Dollar

JPY	Japanese Yen

NOK	Norwegian Krone

At October 31, 2018, the Wilmington Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
11/1/2018	Credit Suisse International	13,095 GBP	$16,648	$16,738	$ 90	$—
11/2/2018	State Street Corp.	175,492 CHF	174,141	174,246	105	—
11/2/2018	Royal Bank of Canada	34,207 EUR	38,721	38,745	24	—
CONTRACTS SOLD
11/1/2018	BNP Paribas SA	26,547 JPY	237	235	2	—
11/2/2018	Bank of New York	161,884 JPY	1,435	1,435	—	—
11/2/2018	Royal Bank of Canada	27,640 EUR	31,287	31,306	—	(19)
11/2/2018	Bank of New York	15,775 HKD	2,009	2,012	—	(3)
11/2/2018	Bank of New York	13,225 HKD	1,684	1,687	—	(3)
11/5/2018	Goldman Sachs Bank USA	1,338,742 JPY	11,832	11,869	—	(37)
11/5/2018	Bank of New York	89,216 JPY	788	791	—	(3)
11/5/2018	Bank of New York	23,034 NOK	2,728	2,733	—	(5)
11/5/2018	Bank of New York	788 GBP	788	788	—	—
12/19/2018	JP Morgan Chase Bank, N.A.	859,100,000 JPY	7,773,324	7,647,416	125,908	—
12/19/2018	Bank of Montreal	3,310,000 CAD	2,550,441	2,517,009	33,432	—
12/19/2018	State Street Corp.	3,187,000 EUR	3,717,884	3,626,242	91,642	—
12/19/2018	Barclays Bank International	1,376,000 GBP	1,804,934	1,763,391	41,543	—
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$292,746	$(70)

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

27	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (concluded)

At October 31, 2018, the Wilmington Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount(a)	Contract Amount	Contract at Value	Unrealized Appreciation(b)
SHORT POSITIONS:
E-Mini MSCI EAFE Index	December 2018	206	$18,668,750	$19,984,004	$18,668,750	$1,315,254
E-Mini Russell 2000 Index	December 2018	61	4,611,295	5,213,549	4,611,295	602,254
E-Mini S&P Mid 400 Index	December 2018	52	9,488,960	10,628,856	9,488,960	1,139,896
E-Mini S&P 500	December 2018	178	24,128,790	25,750,461	24,128,790	1,621,671
Euro STOXX 50 Index	December 2018	96	3,066,240EUR	3,726,426	3,585,910	140,516
FTSE 100 Index	December 2018	19	1,351,090GBP	1,819,275	1,777,330	41,945
S&P TSX 60 Index	December 2018	14	2,503,760CAD	2,028,982	1,920,072	108,910
TOPIX Index	December 2018	47	771,270,000JPY	7,069,275	6,912,039	157,236
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$5,127,682
(a)	Notional Amount denominated in USD unless otherwise noted.

(b)

The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until October 31, 2018. If variation margin settles the same day, then no amount may be shown in the Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

28

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Inflation-Linked & Fixed Income Securities:
U.S. Government Inflation-Linked Securities	21.0%
Mortgage-Backed Securities	4.0%
Asset-Backed Securities	1.5%
Corporate Bonds	1.4%
Foreign Government Inflation-Linked Securities	0.8%
Foreign Government Securities	0.8%
U.S. Treasury	0.1%
Real Estate Related Securities:
Exchange-Traded Funds	29.7%
Real Estate Investment Trusts	17.2%
Common Stocks	10.9%
Investment Companies	5.2%
Commodity Related Securities:
Exchange-Traded Funds	13.4%
Purchased Options	0.0%[3]
Rights	0.0%[3]
Written Options	0.0%[3]
TBA Sale Commitment	(0.1)%
Short-Term Investments
Cash Equivalents[1]	1.8%
Other Assets and Liabilities – Net[2]	(7.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value (a)	Value

INFLATION-LINKED & FIXED INCOME SECURITIES – 29.6%

ASSET-BACKED SECURITIES – 1.5%

COLLATERALIZED LOAN OBLIGATION – 0.5%

Crown Point CLO Ltd., Series 2018-5A, Class A, (3 Month USD LIBOR + 0.94%), 3.39%, 7/17/28Δ	200,000	$199,875

Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3 Month USD LIBOR + 0.90%), 3.34%, 10/15/27Δ	300,000	299,935

Figueroa CLO Ltd., Series 2013-2A, Class A1RR, (3 Month USD LIBOR + 0.85%), 3.19%, 6/20/27Δ	100,000	99,781

Description	Par Value (a)	Value

Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 Month USD LIBOR + 0.88%), 3.32%, 4/15/28Δ	260,000	$259,753

Venture VII CDO Ltd., Series 2006-7A, Class A1A, (3 Month USD LIBOR + 0.23%), 2.70%, 1/20/22Δ	71,539	71,452

Venture XII CLO Ltd., Series 2012-12A, Class ARR, (3 Month USD LIBOR + 0.80%), 3.11%, 2/28/26Δ	270,000	269,996

WhiteHorse X Ltd., Series 2015-10A, Class A1R, (3 Month USD LIBOR + 0.93%), 3.38%, 4/17/27Δ	300,000	299,239

TOTAL COLLATERALIZED LOAN OBLIGATION		$1,500,031

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

29	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

DIVERSIFIED FINANCIAL SERVICES – 0.3%

Ameriquest Mortgage Securities Trust, Series 2006-R1, Class M1, (1 Month USD LIBOR + 0.39%), 2.67%, 3/25/36Δ	300,000	305,088

Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M2, (1 Month USD LIBOR + 0.98%), 3.26%, 5/25/35Δ	545,623	549,608

TOTAL DIVERSIFIED FINANCIAL SERVICES		$854,696

WHOLE LOAN – 0.7%

Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A3, (1 Month USD LIBOR + 0.22%), 2.50%, 8/25/36Δ	1,200,000	1,199,942

Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M2, (1 Month USD LIBOR + 0.95%), 3.23%, 4/25/36Δ	236,568	231,196

Navient Student Loan Trust, Series 2016-7A, Class A, (1 Month USD LIBOR + 1.15%), 3.44%, 3/25/66Δ	229,662	233,816

Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Class M2, (1 Month USD LIBOR + 0.29%), 2.57%, 3/25/36Δ	200,000	201,010

Saxon Asset Securities Trust, Series 2005-1, Class M2, (1 Month USD LIBOR + 0.72%), 3.00%, 5/25/35Δ	208,458	194,283

TOTAL WHOLE LOAN		$2,060,247

TOTAL ASSET-BACKED SECURITIES (COST $4,031,602)		$4,414,974

CORPORATE BONDS – 1.4%

ENERGY – 0.2%

Enbridge, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.40%), 2.81%, 1/10/20Δ	100,000	99,860

NextEra Energy Capital Holdings, Inc., Company Guaranteed, (3 Month USD LIBOR + 0.32%), 2.64%, 9/03/19Δ	110,000	110,105

Petrobras Global Finance BV, Company Guaranteed,

6.00%, 1/27/28	291,000	276,741

7.38%, 1/17/27	100,000	103,985

TOTAL ENERGY		$590,691

FINANCIALS – 1.0%

Ally Financial, Inc., Company Guaranteed, 3.50%, 1/27/19	100,000	99,938

Bank of America Corp., Sr. Unsecured, MTN, (Unidad de Inverso Index + 0.00%), 4.44%, 10/21/25Δ	5,000,000MXN	315,065

Bank of Montreal,

2.43%, 3/04/19	200,000CAD	151,685

4.34%, 10/05/28Δ	300,000CAD	227,633

Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed, 3.80%, 9/15/22	250,000	247,480

Description	Par Value (a)	Value

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.53%, 9/15/20Δ	600,000	$609,136

HSBC Bank Canada, Sr. Unsecured, 2.30%, 7/10/19Δ	300,000CAD	227,864

ING Bank NV, Covered Bonds, 2.63%, 12/05/22	200,000	194,081

International Lease Finance Corp., Sr. Unsecured,

6.25%, 5/15/19	100,000	101,688

8.25%, 12/15/20	100,000	108,472

Intesa Sanpaolo SpA, Sr. Unsecured, 6.50%, 2/24/21	300,000	306,616

Jyske Realkredit A/S, 111E, Covered Bonds, 2.50%, 10/01/47	49,286DKK	7,819

Nordea Kredit Realkreditaktieselskab, Covered Bonds, 2.50%, 10/01/47	507DKK	80

Nykredit Realkredit A/S, 01E, Covered Bonds, 2.50%, 10/01/47	128,160DKK	20,328

Realkredit Danmark A/S, 23S, Covered Bonds, MTN, 2.50%, 7/01/47	88,234DKK	13,965

UBS AG, Sr. Unsecured, (3 Month USD LIBOR + 0.32%), 2.64%, 12/07/18Δ	200,000	200,052

(3 Month USD LIBOR + 0.58%), 2.91%, 6/08/20Δ	200,000	200,777

TOTAL FINANCIALS		$3,032,679

INTERNET SOFTWARE & SERVICES – 0.0%**

eBay, Inc., Sr. Unsecured, 2.75%, 1/30/23	100,000	95,695

OIL & GAS – 0.0%**

Sempra Energy, Sr. Unsecured, (3 Month USD LIBOR + 0.45%), 2.78%, 3/15/21Δ	100,000	99,936

TELECOMMUNICATIONS – 0.1%

AT&T, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.75%), 3.07%, 6/01/21Δ	100,000	100,692

5.15%, 2/15/50	100,000	90,338

TOTAL TELECOMMUNICATIONS		$191,030

TOBACCO – 0.1%

BAT Capital Corp., Company Guaranteed, (3 Month USD LIBOR + 0.59%), 2.91%, 8/14/20Δ	100,000	100,328

TOTAL CORPORATE BONDS (COST $4,251,511)		$4,110,359

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 0.8%

GOVERNMENT – 0.8%

Australia Government Bond, Sr. Unsecured, 1.25%, 2/21/22	160,000AUD	131,838

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

3.00%, 9/20/25	310,000AUD	$310,046

Denmark Inflation Linked Government Bond, 0.10%, 11/15/23	2,163,494DKK	352,507

Italy Buoni Poliennali Del Tesoro, Sr. Unsecured, 2.35%, 9/15/24	110,000EUR	133,253

2.10%, 9/15/21Δ	200,000EUR	262,703

Mexican Udibonos, 4.50%, 11/22/35	2,010,762MXN	102,571

New Zealand Government Bond, Sr. Unsecured, 2.00%, 9/20/25	1,150,000NZD	854,765

United Kingdom Gilt Inflation Linked,

0.13%, 3/22/46	61,685GBP	124,567

0.13%, 8/10/48	20,000GBP	43,455

0.13%, 11/22/56	1,000GBP	2,577

0.13%, 11/22/65	25,000GBP	76,720

TOTAL GOVERNMENT		$2,395,002

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST $2,656,763)		$2,395,002

FOREIGN GOVERNMENT SECURITIES – 0.8%

GOVERNMENT – 0.8%

Argentina Bonar Bonds, (Argentina Deposit Rates Badlar Private Banks + 2.00%), 52.75%, 4/03/22Δ	99,000ARS	2,847

Argentina POM Politica Monetaria, (Argentina Cental Bank + 0.00%), 67.55%, 6/21/20Δ	3,820,000ARS	128,859

Argentine Republic Government International Bond, Sr. Unsecured, 5.88%, 1/11/28	100,000ARS	77,750

Corp. Andina de Fomento, Series 11U, Sr. Unsecured, 3.95%, 10/15/21	5,086,659MXN	241,689

Cyprus Government International Bond, Sr. Unsecured, MTN,

3.75%, 7/26/23	10,000EUR	12,590

3.88%, 5/06/22	10,000EUR	12,510

Japan Treasury Discount Bill, 0.00%, 2/04/19‡	120,000,000JPY	1,064,301

Peru Government Bond, Sr. Unsecured, 6.15%, 8/12/32	700,000PEN	207,371

United Kingdom Gilt,

1.75%, 9/07/37	260,000GBP	328,987

4.25%, 12/07/27	100,000GBP	160,099

TOTAL GOVERNMENT		$2,237,003

TOTAL FOREIGN GOVERNMENT SECURITIES (COST $2,517,564)		$2,237,003

MORTGAGE-BACKED SECURITIES – 4.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 3.4%

Fannie Mae Pool,

3.50%, 12/31/25	5,470,000	5,318,720

Description	Par Value (a)	Value

3.50%, 9/01/45	147,650	$144,025

3.50%, 9/01/46	564,747	550,884

4.00%, 9/15/46	4,000,000	3,994,688

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$10,008,317

WHOLE LOAN – 0.6%

BCAP LLC Trust, Series 2009-RR6-I, Class 3A1, 4.11%, 12/26/37Δ	573	573

Grifonas Finance PLC, Class A, (6 Month EURIBOR + 0.28%), 0.01%, 8/28/39Δ	426,508EUR	441,318

Rise Ltd., 2014-1, Class A, 4.75%, 2/15/39Ω	162,404	159,562

Sequoia Mortgage Trust 6, Series 6, Class A, (1 Month USD LIBOR + 0.64%), 2.92%, 4/19/27Δ	603,017	594,279

Trinity Square 2015-1A PLC, Series 2015-1A, Class A, (3 Month GBP LIBOR + 1.15%), 1.96%, 7/15/51Δ	357,571GBP	460,795

Wamu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4,

3.28%, 11/25/36Δ	198,143	192,251

3.84%, 3/25/37Δ	69,260	68,101

TOTAL WHOLE LOAN		$1,916,879

TOTAL MORTGAGE-BACKED SECURITIES (COST $11,922,179)		$11,925,196

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 21.0%

U.S. TREASURY INFLATION INDEXED BONDS – 21.0%

U.S. Treasury Inflation Indexed Bond,

0.13%, 4/15/19	1,973,000	2,104,736

0.13%, 4/15/20	2,208,000	2,336,753

0.13%, 4/15/21	877,000	909,397

0.13%, 1/15/22	1,082,000	1,169,973

0.13%, 4/15/22	1,099,000	1,101,321

0.13%, 1/15/23	1,403,000	1,475,317

0.13%, 7/15/24	6,196,000	6,270,999

0.13%, 7/15/26	491,000	480,958

0.25%, 1/15/25	1,998,000	2,021,684

0.38%, 7/15/23	2,909,000	3,070,553

0.38%, 7/15/25	2,029,000	2,066,777

0.38%, 1/15/27	99,000	97,322

0.50%, 1/15/28	2,848,000	2,752,602

0.63%, 7/15/21	302,000	335,015

0.63%, 4/15/23	430,000	428,309

0.63%, 1/15/24	1,531,000	1,619,389

0.63%, 1/15/26	3,608,000	3,701,277

0.63%, 2/15/43	196,000	184,859

0.75%, 2/15/42	839,000	833,836

0.75%, 2/15/45	643,000	603,634

0.88%, 2/15/47	1,082,000	1,015,571

1.00%, 2/15/46	1,304,000	1,290,637

1.00%, 2/15/48	1,484,000	1,407,073

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

31	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

1.25%, 7/15/20	1,883,000	$2,189,553

1.38%, 2/15/44	2,467,000	2,710,734

1.75%, 1/15/28	2,347,000	2,977,886

1.88%, 7/15/19	226,000	268,920

2.00%, 1/15/26	721,000	972,810

2.13%, 2/15/40	170,000	229,494

2.13%, 2/15/41	659,000	882,310

2.38%, 1/15/25	1,273,000	1,835,423

2.38%, 1/15/27	594,000	815,435

2.50%, 1/15/29	3,093,000	4,105,331

3.38%, 4/15/32	146,000	263,896

3.63%, 4/15/28	2,958,000	5,634,799

3.88%, 4/15/29	928,000	1,802,227

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$61,966,810

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $63,650,458)		$61,966,810

U.S. TREASURY – 0.1%

U.S. TREASURY NOTES – 0.1%

U.S. Treasury Note, 2.75%, 2/15/28	281,000	272,186

TOTAL U.S. TREASURY (COST $273,611)		$272,186

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $89,303,688)		$87,321,530

	Number of Shares

REAL ESTATE RELATED SECURITIES – 63.0%

COMMON STOCKS – 10.9%

DIVERSIFIED – 0.0%**

Argosy Property Ltd.	61,413	$42,896

Stride Stapled Group	41,068	50,511

TOTAL DIVERSIFIED		$93,407

DIVERSIFIED REAL ESTATE ACTIVITIES – 5.2%

Airport City Ltd.*	6,795	79,158

Allreal Holding AG*	1,074	164,754

CapitaLand Ltd.	212,900	483,600

Chinese Estates Holdings Ltd.	47,000	44,235

City Developments Ltd.	56,000	320,035

Daito Trust Construction Co. Ltd.	6,500	856,950

Daiwa House Industry Co. Ltd.	56,800	1,715,038

DIC Asset AG	3,489	37,625

Far East Consortium International Ltd.	117,000	54,627

Hang Lung Properties Ltd.	176,000	319,031

Heiwa Real Estate Co. Ltd.	4,300	79,642

Hembla AB*	2,744	46,922

Henderson Land Development Co. Ltd.	131,578	613,690

Description	Number of Shares	Value

K Wah International Holdings Ltd.	120,000	$54,365

Kerry Properties Ltd.	52,000	163,712

LendLease Group	49,685	620,494

Leopalace21 Corp.	23,700	98,722

Mitsubishi Estate Co. Ltd.	120,200	1,921,012

Mitsui Fudosan Co. Ltd.	85,300	1,921,148

Mobimo Holding AG	592	131,828

New World Development Co. Ltd.	519,000	660,253

Nippon Commercial Development Co. Ltd.	1,200	18,191

Nomura Real Estate Holdings, Inc.	11,000	206,635

OUE Ltd.	15,800	15,992

PATRIZIA Immobilien AG	3,400	58,447

Property & Building Corp. Ltd.	169	12,120

Quabit Inmobiliaria SA*	9,616	18,478

SAMTY Co. Ltd.	2,900	37,966

Shinoken Group Co. Ltd.	2,000	16,537

St. Joe Co. (The)#,*	1,209	18,365

Sumitomo Realty & Development Co. Ltd.	41,000	1,408,763

Sun Frontier Fudousan Co. Ltd.	3,400	34,703

Sun Hung Kai Properties Ltd.	128,500	1,670,010

Tokyo Tatemono Co. Ltd.	19,200	206,499

Tokyu Fudosan Holdings Corp.	44,300	249,601

Tricon Capital Group, Inc.	10,434	82,905

UOL Group Ltd.	48,300	210,377

Wharf Holdings Ltd.	64,000	159,987

Wheelock & Co. Ltd.	70,000	374,221

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$15,186,638

INDUSTRIALS – 0.0%**

Propertylink Group	45,110	37,383

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.	75,214	69,324

REAL ESTATE DEVELOPMENT – 1.1%

Adler Real Estate AG	3,054	49,377

Aedas Homes SAU*	1,607	41,597

Asian Growth Properties Ltd.*,††	22,824	—

Aveo Group	11,622	15,205

Cedar Woods Properties Ltd.	4,514	16,953

China Merchants Land Ltd.	134,000	17,321

CK Asset Holdings Ltd.	227,000	1,477,259

Daikyo, Inc.	2,300	60,367

DREAM Unlimited Corp., Class A*	9,069	49,945

Frasers Property Ltd.	42,800	48,791

Goldcrest Co. Ltd.	2,700	42,280

Greenland Hong Kong Holdings Ltd.	101,000	23,286

GuocoLand Ltd.	27,100	32,689

Helical PLC	12,067	47,792

Howard Hughes Corp, (The)*	630	70,258

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	32

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Katitas Co. Ltd.	1,900	$46,085

Metrovacesa SA*	3,401	41,833

Nexity SA	4,185	200,129

Road King Infrastructure Ltd.	28,000	43,342

Selvaag Bolig ASA	6,948	31,098

Sino Land Co. Ltd.	288,000	452,449

St. Modwen Properties PLC	19,519	93,177

TAG Immobilien AG	11,768	268,452

Tosei Corp.	3,900	35,649

Villa World Ltd.	19,108	27,222

Wang On Properties Ltd.	288,000	35,666

TOTAL REAL ESTATE DEVELOPMENT		$3,268,222

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%

ADO Properties SA	2,243	132,295

Aeon Mall Co. Ltd.	9,800	180,992

BUWOG AG*	3,077	104,545

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$417,832

REAL ESTATE OPERATING COMPANIES – 4.4%

ADO Group Ltd.*	4,400	96,633

Alony Hetz Properties & Investments Ltd.	9,449	89,880

Alrov Properties & Lodgings Ltd.	1	20

Amot Investments Ltd.	12,568	62,430

Arealink Co. Ltd.	1,100	16,236

Aroundtown SA	58,078	481,268

Azrieli Group Ltd.	3,114	151,210

Bayside Land Corp.	44	18,890

Big Shopping Centers Ltd.	209	13,610

Brack Capital Properties NV*	235	24,951

CA Immobilien Anlagen AG	5,472	178,067

Capital & Counties Properties PLC	68,427	218,326

Castellum AB	21,646	373,128

Citycon OYJ	29,240	56,828

Daibiru Corp.	5,100	51,414

Deutsche Euroshop AG	4,498	139,576

Deutsche Wohnen SE	30,430	1,391,866

Dios Fastigheter AB	6,443	38,810

Entra ASA	10,902	147,519

Fabege AB	22,467	286,890

Fastighets AB Balder, Class B*	8,607	215,857

First Capital Realty, Inc.	13,912	207,552

Gazit-Globe Ltd.	8,742	73,091

Grainger PLC	36,589	126,408

Grand City Properties SA	8,643	208,950

Hang Lung Group Ltd.	77,000	189,569

Hemfosa Fastigheter AB	14,798	182,819

Hongkong Land Holdings Ltd.	100,200	593,380

Hufvudstaden AB, Class A	10,114	149,521

Description	Number of Shares	Value

Hulic Co. Ltd.	42,300	$387,071

Hysan Development Co. Ltd.	53,001	248,559

Ichigo, Inc.	23,100	75,418

IMMOFINANZ AG*	7,408	176,352

Inmobiliaria Colonial Socimi SA	30,446	305,692

Intershop Holding AG	103	50,612

Japan Property Management Center Co. Ltd.	1,700	18,534

Jerusalem Economy Ltd.*	11,531	30,936

Keihanshin Building Co. Ltd.	10,000	73,628

Kennedy-Wilson Holdings, Inc.	2,630	49,917

Klovern AB, Class B	62,004	71,542

Kungsleden AB	16,738	117,001

Langham Hospitality Investments & Langham Hospitality Investments Ltd.	59,000	20,990

LEG Immobilien AG	5,230	571,683

Melisron Ltd.	1,293	54,822

Nam Tai Property, Inc.#	3,727	34,400

NEPI Rockcastle PLC	37,220	321,526

NTT Urban Development Corp.	9,000	133,755

PSP Swiss Property AG	3,582	345,617

S IMMO AG	4,007	68,508

Sagax AB, Class D	5,245	19,207

Swire Properties Ltd.	93,000	317,811

Swiss Prime Site AG*	6,816	553,074

TLG Immobilien AG	6,412	162,796

TOC Co. Ltd.	6,500	44,281

Unizo Holdings Co. Ltd.	3,000	56,512

Victoria Park AB, Class B	9,481	38,040

Vonovia SE	44,116	2,015,934

Wallenstam AB, Class B	16,464	148,339

Wharf Real Estate Investment	98,000	608,985

Wihlborgs Fastigheter AB	12,095	136,457

Zhuguang Holdings Group Co. Ltd.*	166,000	30,764

TOTAL REAL ESTATE OPERATING COMPANIES		$13,073,462

RETAIL – 0.0%**

Kiwi Property Group Ltd.	118,101	101,368

TOTAL COMMON STOCKS (COST $29,245,107)		$32,247,636

EXCHANGE-TRADED FUNDS – 29.7%

EQUITY FUNDS – 29.7%

Schwab U.S. REIT ETF	621,700	25,259,671

Vanguard Global ex-U.S. Real Estate ETF	1,175,400	62,213,921

TOTAL EQUITY FUNDS		$87,473,592

TOTAL EXCHANGE-TRADED FUNDS (COST $90,449,365)		$87,473,592

INVESTMENT COMPANIES – 5.2%

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

33	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

DIVERSIFIED – 5.2%

Tortoise MLP & Pipeline Fund	1,210,246	$15,237,000

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

U.K. Commercial Property REIT Ltd.	51,100	57,285

REAL ESTATE OPERATING COMPANIES – 0.0%**

F&C Commercial Property Trust Ltd.	66,616	114,570

TOTAL INVESTMENT COMPANIES (COST $16,642,310)		$15,408,855

REAL ESTATE INVESTMENT TRUSTS – 17.2%

DIVERSIFIED – 3.4%

Abacus Property Group	29,788	69,334

Activia Properties, Inc.	53	219,964

American Assets Trust, Inc.	1,696	65,059

Artis Real Estate Investment Trust	7,721	65,688

Babcock & Brown Japan Property*,††	7,569	—

Charter Hall Group	39,423	192,945

Charter Hall Long Wale REIT	9,979	29,145

Cofinimmo SA	1,675	200,303

Colony Capital, Inc.	10,440	61,283

Cominar Real Estate Investment Trust	7,650	63,515

Covivio	4,501	451,633

Daiwa House REIT Investment Corp.	147	322,139

Dream Global Real Estate Investment Trust	8,629	87,965

Empire State Realty Trust, Inc., Class A	2,249	35,669

Forest City Realty Trust, Inc., Class A	5,696	143,311

Gecina SA	4,670	684,912

Global Net Lease, Inc.	1,038	21,020

Goodman Property Trust	95,209	93,261

GPT Group (The)	152,833	558,945

Growthpoint Properties Australia Ltd.	18,802	48,486

H&R Real Estate Investment Trust	13,001	196,627

Hamborner Real Estate Investment Trust AG	5,966	60,106

Hankyu Hanshin Real Estate Investment Trust, Inc.	44	54,747

Heiwa Real Estate Investment Trust, Inc.	76	74,535

Hulic Real Estate Investment Trust, Inc.	84	122,230

ICADE	3,800	321,995

Ichigo Hotel REIT Investment Corp.	29	34,151

Kenedix Office Investment Corp.	36	223,090

Land Securities Group PLC	65,416	711,602

Lar Espana Real Estate Socimi SA	6,779	67,178

Lexington Realty Trust	4,640	36,053

Liberty Property Trust	3,085	129,169

Londonmetric Property PLC	61,105	140,712

Mapletree North Asia Commercial Trust	161,200	131,678

Merlin Properties Socimi SA	30,735	385,110

Description	Number of Shares	Value

Mirvac Group	315,497	$485,309

NIPPON Real Estate Investment Trust Investment Corp.	35	113,783

Nomura Real Estate Master Fund, Inc.	369	477,957

NSI NV	1,341	52,883

Premier Investment Corp.	115	118,953

PS Business Parks, Inc.	356	46,494

RDI Real Estate Investment Trust PLC	128,670	54,184

Reit 1 Ltd.	11,700	45,749

Sakura Sogo REIT Investment Corp.	24	18,718

Samty Residential Investment Corp.	22	17,306

Schroder Real Estate Investment Trust Ltd.	71,756	53,611

Sekisui House Real Estate Investment Trust, Inc.	322	201,532

Select Income Real Estate Investment Trust	2,809	53,118

Soilbuild Business Space Real Estate Investment Trust	134,120	55,191

Spirit Realty Capital, Inc.	9,767	76,378

Star Asia Investment Corp.	40	37,267

Stockland	207,312	530,328

STORE Capital Corp.	3,231	93,796

Sunlight Real Estate Investment Trust	139,000	83,694

Suntec Real Estate Investment Trust	190,600	243,928

Tokyu Real Estate Investment Trust, Inc.	73	102,688

Tosei REIT Investment Corp.	15	14,557

United Urban Investment Corp.	262	398,308

VEREIT, Inc.	20,622	151,159

Washington Real Estate Investment Trust	2,685	74,831

WP Carey, Inc.	2,285	150,833

Yuexiu Real Estate Investment Trust	140,000	85,035

TOTAL DIVERSIFIED		$9,941,150

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

Sella Capital Real Estate Ltd.	10,469	17,337

INDUSTRIALS – 2.0%

AIMS AMP Capital Industrial Real Estate Investment Trust	42,000	40,624

Americold Realty Trust	800	19,800

Ascendas Real Estate Investment Trust	217,100	395,316

Cache Logistics Trust	83,800	41,471

Dream Industrial Real Estate Investment Trust	7,428	55,183

Duke Realty Corp.	7,255	200,020

EastGroup Properties, Inc.	609	58,336

ESR-REIT	173,800	60,927

First Industrial Realty Trust, Inc.	3,581	109,937

Frasers Logistics & Industrial Trust	129,700	95,495

GLP J-Real Estate Investment Trust	324	320,613

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	34

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Goodman Group	136,477	$1,003,031

Granite Real Estate Investment Trust	1,863	76,929

Hansteen Holdings PLC	66,138	81,335

Industria Real Estate Investment Trust	12,124	21,718

Industrial & Infrastructure Fund Investment Corp.	153	153,550

Japan Logistics Fund, Inc.	75	149,616

LaSalle Logiport Real Estate Investment Trust	103	94,846

Mapletree Industrial Trust	102,800	137,197

Mapletree Logistics Trust	172,150	150,445

Mitsubishi Estate Logistics REIT Investment Corp.	19	42,147

Mitsui Fudosan Logistics Park, Inc.	23	67,071

Monmouth Real Estate Investment Corp.	3,795	56,773

Nippon Prologis Real Estate Investment Trust, Inc.	177	356,285

Prologis, Inc.	13,417	864,994

Rexford Industrial Realty, Inc.	1,411	44,686

Segro PLC	88,427	693,257

STAG Industrial, Inc.	1,515	40,087

Summit Industrial Income REIT	2,802	19,220

Terreno Realty Corp.	2,213	82,833

Tritax Big Box Real Estate Investment Trust PLC	122,111	222,933

Warehouses De Pauw CVA	1,333	172,874

TOTAL INDUSTRIALS		$5,929,549

OFFICE – 2.8%

Alexandria Real Estate Equities, Inc.	2,172	265,484

Allied Properties Real Estate Investment Trust	4,091	131,451

Alstria Office Real Estate Investment Trust AG	13,125	188,943

Befimmo SA	2,034	111,499

Beni Stabili SpA SIIQ	76,393	65,411

Boston Properties, Inc.	3,229	389,934

Brandywine Realty Trust	3,381	47,537

CapitaLand Commercial Trust	235,800	294,644

Champion Real Estate Investment Trust	160,000	107,661

City Office Real Estate Investment Trust, Inc.	2,823	31,109

Columbia Property Trust, Inc.	1,453	32,620

Corporate Office Properties Trust	2,201	56,874

Cousins Properties, Inc.	6,758	56,159

Cromwell Property Group	119,912	87,526

Daiwa Office Investment Corp.	25	152,694

Derwent London PLC	9,493	354,978

Dexus	85,938	620,930

Douglas Emmett, Inc.	2,656	96,121

Dream Office Real Estate Investment Trust	3,839	67,947

Description	Number of Shares	Value

Easterly Government Properties, Inc.	1,055	$19,169

Equity Commonwealth	1,627	48,452

Franklin Street Properties Corp.	2,608	18,152

Frasers Commercial Trust	88,500	87,657

GDI Property Group	37,938	34,659

Global One Real Estate Investment Corp.	60	60,507

Great Portland Estates PLC	23,982	213,383

Green Real Estate Investment Trust PLC	41,277	68,189

Hibernia Real Estate Investment Trust PLC	74,159	116,797

Highwoods Properties, Inc.	2,372	101,142

Hudson Pacific Properties, Inc.	3,947	119,594

Ichigo Office Real Estate Investment Trust Investment	123	100,963

Intervest Offices & Warehouses NV	1,705	44,268

Invesco Office J-Reit, Inc.	775	109,209

Investa Office Fund	45,951	180,787

Japan Excellent, Inc.	112	145,217

Japan Prime Realty Investment Corp.	79	281,884

Japan Real Estate Investment Corp.	118	608,980

JBG SMITH Properties	2,118	79,383

Keppel Real Estate Investment Trust	134,000	109,386

Kilroy Realty Corp.	2,079	143,202

Mack-Cali Realty Corp.	2,859	58,038

Manulife US Real Estate Investment Trust	87,000	61,892

MCUBS MidCity Investment Corp.	153	117,109

Mirai Corp.	27	42,564

Mori Hills Real Estate Investment Trust Investment Corp.	135	166,983

Mori Trust Sogo Real Estate Investment Trust, Inc.	86	121,949

Nippon Building Fund, Inc.	121	691,472

NorthStar Realty Europe Corp.	2,897	38,878

One REIT, Inc.	16	35,675

Orix JREIT, Inc.	236	361,034

Paramount Group, Inc.	3,190	45,585

Piedmont Office Realty Trust, Inc., Class A	1,697	30,580

Prosperity Real Estate Investment Trust	177,000	62,779

Regional REIT Ltd.	31,547	40,445

SL Green Realty Corp.	1,838	167,736

Slate Office REIT	3,244	19,024

Tier Real Estate Investment Trust, Inc.	1,076	23,317

Vornado Realty Trust	3,694	251,488

Workspace Group PLC	11,242	137,787

TOTAL OFFICE		$8,324,837

REAL ESTATE OPERATING COMPANIES – 0.0%**

Picton Property Income Ltd.	81,986	90,881

RESIDENTIAL – 1.6%

Advance Residence Investment Corp.	117	298,909

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

35	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

American Campus Communities, Inc.	3,170	$125,247

American Homes 4 Rent, Class A	5,298	111,629

Apartment Investment & Management Co., Class A	3,340	143,754

Ascott Residence Trust	105,500	80,113

AvalonBay Communities, Inc.	2,946	516,669

Bluerock Residential Growth Real Estate Investment Trust, Inc.#	2,866	27,141

Boardwalk Real Estate Investment Trust	1,850	68,873

Camden Property Trust	1,986	179,276

Canadian Apartment Properties Real Estate Investment Trust	6,053	215,231

Civitas Social Housing PLC	13,516	19,008

Comforia Residential Real Estate Investment Trust, Inc.	46	110,037

Empiric Student Property PLC	50,467	61,168

Equity LifeStyle Properties, Inc.	1,712	162,109

Equity Residential	7,874	511,495

Essex Property Trust, Inc.	1,414	354,603

Ingenia Communities Group	24,221	49,358

InterRent Real Estate Investment Trust	6,334	60,720

Invitation Homes, Inc.	5,350	117,058

Irish Residential Properties Real Estate Investment Trust PLC	33,709	54,334

Japan Rental Housing Investments, Inc.	122	95,753

Kenedix Residential Next Investment Corp.	81	123,538

Killam Apartment Real Estate Investment Trust	2,717	33,373

Mid-America Apartment Communities, Inc.	2,435	237,924

NexPoint Residential Trust, Inc.	608	21,669

Nippon Accommodations Fund, Inc.	40	183,352

Northview Apartment Real Estate Investment Trust	2,317	44,547

Preferred Apartment Communities, Inc., Class A	1,162	19,580

Starts Proceed Investment Corp.	13	18,772

Sun Communities, Inc.	1,439	144,576

UDR, Inc.	5,732	224,637

UMH Properties, Inc.	2,326	33,332

Unite Group PLC (The)	21,879	238,223

TOTAL RESIDENTIAL		$4,686,008

RETAIL – 4.8%

Acadia Realty Trust	1,857	51,699

AEON Real Estate Investment Trust Investment Corp.	121	133,273

Agree Realty Corp.	997	57,098

Alexander’s, Inc.	52	16,381

Altarea SCA	324	71,083

British Land Co. PLC (The)	90,072	680,254

Brixmor Property Group, Inc.	6,225	100,845

Description	Number of Shares	Value

BWP Trust	53,889	$132,242

Capital & Regional PLC	68,165	36,689

CapitaLand Mall Trust	229,700	349,859

CapitaLand Retail China Trust Management Ltd.	57,300	56,736

CBL & Associates Properties, Inc.#	5,292	17,464

Charter Hall Retail Real Estate Investment Trust	26,347	79,409

Choice Properties Real Estate Investment Trust	15,070	136,683

Crombie Real Estate Investment Trust	2,904	29,052

CT Real Estate Investment Trust	2,299	22,703

Eurocommercial Properties NV	4,131	152,730

Federal Realty Investment Trust	1,666	206,667

Fortune Real Estate Investment Trust	134,000	146,602

Frasers Centrepoint Trust	42,700	66,623

Frontier Real Estate Investment Corp.	42	160,973

Fukuoka Real Investment Trust Corp.	59	89,063

Getty Realty Corp.	2,065	55,404

Hammerson PLC	68,705	383,579

Immobiliare Grande Distribuzione SIIQ SpA	5,023	35,435

Intu Properties PLC	28,175	70,476

Japan Retail Fund Investment Corp.	223	411,880

Kenedix Retail Real Estate Investment Trust Corp.	44	93,557

Kimco Realty Corp.	8,734	140,530

Kite Realty Group Trust	1,322	20,940

Klepierre SA	18,263	618,883

Link Real Estate Investment Trust	181,000	1,608,564

Macerich Co. (The)	2,828	145,981

Mapletree Commercial Trust	150,000	174,417

Mercialys SA	5,377	78,832

National Retail Properties, Inc.	3,543	165,635

NewRiver REIT PLC	28,699	92,547

Pennsylvania Real Estate Investment Trust#	2,852	25,525

Ramco-Gershenson Properties Trust	1,497	19,880

Realty Income Corp.	6,037	363,850

Regency Centers Corp.	3,297	208,898

Retail Estates NV	459	36,644

Retail Opportunity Investments Corp.	3,914	68,847

Retail Properties of America, Inc., Class A	4,680	57,424

Retail Value, Inc.*	399	11,176

RioCan Real Estate Investment Trust	12,049	219,663

Saul Centers, Inc.	797	38,065

Scentre Group	453,388	1,277,312

Seritage Growth Properties, Class A#	494	18,782

Shaftesbury PLC	20,795	238,123

Shopping Centres Australasia Property Group	65,723	119,536

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	36

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Simon Property Group, Inc.	6,663	$1,222,794

SITE Centers Corp.#	2,042	25,382

Slate Retail REIT	2,021	19,420

Smart Real Estate Investment Trust	4,778	109,174

SPH Real Estate Investment Trust	57,300	40,783

Spirit MTA REIT	976	10,453

Starhill Global Real Estate Investment Trust	128,800	62,320

Tanger Factory Outlet Centers, Inc.#	1,557	34,659

Taubman Centers, Inc.	1,300	71,513

Unibail-Rodamco-Westfield*	54,500	493,137

Unibail-Rodamco-Westfield	8,942	1,618,128

Urban Edge Properties	3,090	63,314

Vastned Retail NV	1,245	49,278

Vicinity Centres	273,638	513,311

Viva Energy REIT	30,988	47,874

Washington Prime Group, Inc.	2,578	16,499

Weingarten Realty Investors	2,342	65,857

Wereldhave NV	3,392	116,380

TOTAL RETAIL		$14,174,789

SPECIALIZED – 2.6%

Aedifica SA	1,553	129,924

Apple Hospitality Real Estate Investment Trust, Inc.	2,178	35,218

Arena Real Estate Investment Trust	17,467	26,821

Ascendas Hospitality Trust	89,000	50,748

Ashford Hospitality Trust, Inc.	4,262	21,949

Assura PLC	220,888	147,537

Big Yellow Group PLC	12,620	138,946

CareTrust Real Estate Investment Trust, Inc.	3,065	54,128

CDL Hospitality Trusts	63,800	66,815

Chesapeake Lodging Trust	708	20,808

CoreCivic, Inc.	2,464	55,341

CoreSite Realty Corp.	620	58,193

CubeSmart	4,498	130,352

CyrusOne, Inc.	2,156	114,764

DiamondRock Hospitality Co.	4,362	45,583

Digital Realty Trust, Inc.	4,401	454,447

EPR Properties	1,738	119,470

Extra Space Storage, Inc.	2,766	249,106

Far East Hospitality Trust	83,900	36,054

First Real Estate Investment Trust	38,800	33,636

Folkestone Education Trust	30,135	60,968

Four Corners Property Trust, Inc.	1,094	28,532

Gaming and Leisure Properties, Inc.	4,280	144,193

Geo Group, Inc. (The)	3,145	69,536

HCP, Inc.	9,657	266,050

Description	Number of Shares	Value

Health Care & Medical Investment Corp.	17	$17,004

Healthcare Realty Trust, Inc.	3,364	93,721

Healthcare Trust of America, Inc., Class A	4,580	120,271

Hersha Hospitality Trust	1,071	18,807

Hoshino Resorts Real Estate Investment Trust, Inc.	16	75,035

Hospitality Properties Trust	3,356	85,981

Host Hotels & Resorts, Inc.	15,583	297,791

Hotel Property Investments	10,758	23,537

InfraREIT, Inc.*	1,040	21,861

Invincible Investment Corp.	506	209,584

Iron Mountain, Inc.	5,742	175,763

Japan Hotel REIT Investment Corp.	328	233,340

Keppel DC REIT	79,000	75,983

LaSalle Hotel Properties	2,292	75,659

Life Storage, Inc.	995	93,689

LTC Properties, Inc.	1,511	64,625

Medical Properties Trust, Inc.	7,504	111,509

Mori Trust Hotel Reit, Inc.	32	38,666

National Health Investors, Inc.	1,042	76,545

National Storage Affiliates Trust	816	21,730

National Storage Real Estate Investment Trust	65,695	79,377

NorthWest Healthcare Properties Real Estate Investment Trust	2,862	23,066

Omega Healthcare Investors, Inc.#	4,271	142,438

Ooedo Onsen REIT Investment Corp.	20	15,262

OUE Hospitality Trust	87,500	42,941

Park Hotels & Resorts, Inc.	4,745	137,937

Parkway Life Real Estate Investment Trust	38,800	72,880

Pebblebrook Hotel Trust#	953	32,126

Physicians Realty Trust	3,999	66,303

Primary Health Properties PLC	58,130	81,129

Public Storage	3,308	679,695

QTS Realty Trust, Inc., Class A	1,471	56,369

RLJ Lodging Trust	3,544	68,895

Rural Funds Group	24,910	37,634

Ryman Hospitality Properties, Inc.	965	74,874

Sabra Health Care REIT, Inc.	5,242	113,489

Safestore Holdings PLC	18,399	125,631

Senior Housing Properties Trust	5,418	87,067

Summit Hotel Properties, Inc.	3,569	41,115

Sunstone Hotel Investors, Inc.	4,010	58,025

Universal Health Realty Income Trust	726	46,537

Ventas, Inc.	8,043	466,816

VICI Properties, Inc.	930	20,079

Vital Healthcare Property Trust	24,302	32,904

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

37	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Welltower, Inc.	7,812	$516,139

Xenia Hotels & Resorts, Inc.	4,295	88,262

TOTAL SPECIALIZED		$7,697,210

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $46,142,017)		$50,861,761

TOTAL REAL ESTATE RELATED SECURITIES (COST $182,478,799)		$185,991,844

COMMODITY RELATED SECURITIES – 13.4%

EXCHANGE-TRADED FUNDS – 13.4%

COMMODITY FUNDS – 13.4%

iShares Commodities Select Strategy ETF	409,100	15,157,155

iShares Gold Trust#,*	639,500	7,462,965

iShares Silver Trust*	202,600	2,716,866

SPDR S&P Global Natural Resources ETF	308,300	14,175,634

TOTAL COMMODITY FUNDS		$39,512,620

TOTAL EXCHANGE-TRADED FUNDS (COST $38,642,688)		$39,512,620

TOTAL COMMODITY RELATED SECURITIES (COST $38,642,688)		$39,512,620

PURCHASED OPTIONS – 0.0%**

TOTAL PURCHASED OPTIONS (SEE OPEN OPTION CONTRACTS TABLE) (COST $496)		$47

SHORT-TERM INVESTMENTS – 1.6%

MONEY MARKET FUND – 1.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%^	4,574,855	$4,574,855

TOTAL SHORT-TERM INVESTMENTS (COST $4,574,855)		$4,574,855

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.2%

REPURCHASE AGREEMENTS – 0.2%

Bank of Montreal, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $96,692, collateralized by U.S. Government Agency Securities, 2.80% to 5.50%, maturing 8/01/20 to 2/01/48; total market value of $98,620.	$96,686	$96,686

Barclays Capital, Inc., 2.19%, dated 10/31/18, due 11/01/18, repurchase price $38,302, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 11/15/18 to 8/15/48; total market value of $39,066.	38,300	38,300

Citigroup Global Markets, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $96,692, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 10/01/19 to 9/09/49; total market value of $98,620.	96,686	96,686

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $96,692, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 3/01/32 to 11/01/48; total market value of $98,620.	96,686	96,686

Nomura Securities International, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $96,692, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.50%, maturing 11/08/18 to 9/20/68; total market value of $98,620.	96,686	96,686

RBC Dominion Securities, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $96,692, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/29/18 to 9/09/49; total market value of $98,620.	96,686	96,686

TOTAL REPURCHASE AGREEMENTS (COST $521,730)		$521,730

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $521,730)		$521,730

RIGHTS – 0.0%**

Beni Stabili SpA*,††	76,393	—

TOTAL RIGHTS (COST $0)		$—

TOTAL INVESTMENTS IN SECURITIES 107.8%ø (COST $315,522,256)		$317,922,626

WRITTEN OPTIONS – 0.0%**

TOTAL WRITTEN OPTIONS (SEE OPEN OPTION CONTRACTS TABLE) (PREMIUMS RECEIVED $(104,587))		$38,450

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	38

Wilmington Real Asset Fund (continued)

Description	Par Value	Value

TBA SALE COMMITMENT – (0.1%)

MORTGAGE-BACKED SECURITIES – (0.1%)

Fannie Mae Pool, 3.00%, 9/15/46	$(300,000)	$(283,477)

TBA SALE COMMITMENT (PROCEEDS $(284,180))		(283,477)

COLLATERAL FOR SECURITIES ON LOAN – (0.2%)		(521,730)

OTHER LIABILITIES LESS ASSETS – (7.5%)		(22,146,192)

TOTAL NET ASSETS – 100.0%		$295,009,677

Cost of investments for Federal income tax purposes is $319,705,684. The net unrealized appreciation/(depreciation) of investments was $(1,555,544). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $14,919,199 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(16,474,743).

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

39	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Inflation-Linked & Fixed Income Securities

Asset-Backed Securities	$—	$4,414,974	$—	$4,414,974

Corporate Bonds	—	4,110,359	—	4,110,359

Foreign Government Inflation-Linked Securities	—	2,395,002	—	2,395,002

Foreign Government Securities	—	2,237,003	—	2,237,003

Mortgage-Backed Securities	—	11,925,196	—	11,925,196

U.S. Government Inflation-Linked Securities	—	61,966,810	—	61,966,810

U.S. Treasury	—	272,186	—	272,186

Real Estate Related Securities

Common Stocks	513,342	31,734,294	—	32,247,636

Exchange-Traded Funds	87,473,592	—	—	87,473,592

Investment Companies	15,237,000	171,855	—	15,408,855

Real Estate Investment Trusts	18,611,487	32,250,274	—	50,861,761

Commodity Related Securities

Exchange-Traded Funds	39,512,620	—	—	39,512,620

Purchased Options	—	47	—	47

Right	—	—	—	—

Short-Term Investments

Money Market Fund	4,574,855	—	—	4,574,855

Repurchase Agreements	—	521,730	—	521,730

Total Investments in Securities	$165,922,896	$151,999,730	$—	$317,922,626

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$223,621	$—	$223,621

Financial Futures Contracts	212,721	—	—	212,721

Credit Default Swaps	—	70,596	—	70,596

Interest Rate Swaps	—	591,609	—	591,609

Written Options	—	58,023	—	58,023

Total Assets - Other Financial Instruments	$212,721	$943,849	$—	$1,156,570

Liabilities

Other Financial Instruments!

Written Options	$(1,756)	$(17,817)	$—	$(19,573)

Forward Foreign Currency Contracts	—	(41,170)	—	(41,170)

Financial Futures Contracts	(98,232)	—	—	(98,232)

Credit Default Swaps	—	(5,619)	—	(5,619)

Interest Rate Swaps	—	(365,243)	—	(365,243)

TBA Sale Commitment	—	(283,477)	—	(283,477)

Total Liabilities - Other Financial Instruments	$(99,988)	$(713,326)	$—	$(813,314)

! Other financial instruments are derivative instruments and a TBA Sale Commitment. Forward foreign currency contracts, financial futures contracts, credit default swaps and interest rate swaps are valued at the unrealized appreciation (depreciation) on the instrument and written options and TBA Sale Commitment are reported at their fair value at period end.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	40

Wilmington Real Asset Fund (continued)

(a)	Par Value denominated in USD unless otherwise noted.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.

^	7-Day net yield.

*	Non-income producing security.

††

Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At October 31, 2018, the value of these securities amounted to $0 representing 0.00% of total net assets.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At October 31, 2018, these liquid restricted securities amounted to $159,562 representing 0.05% of total net assets.

ø

On October 31, 2018, the Fund utilized International Fair Value Pricing, as defined in Note 2 in Notes to Portfolios of Investments. The value of these securities amounted to $64,156,423 representing 21.75% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

CDX	Markit CDX Index

CMBX	Commercial Mortgage-Backed Index

CPI	Consumer Price Index

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

MTN	Medium Term Note

NA	National Association

NSA	Not seasonally adjusted

OAT	Obligations Assimilables

PLC	Public Limited Company

REIT	Real Estate Investment Trust

RPI	Retail Price Index

TELBOR	Tel Aviv Interbank Offered Rate

Currency Code Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNY	Chinese Yuan

COP	Colombian Peso

DKK	Danish Krone

EUR	Euro

GBP	British Pound Sterling

IDR	Indonesian Indonesian

ILS	Israeli New Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Nuevo Sol

RUB	Russian Ruble

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	United States Dollar

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

41	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

At October 31, 2018, the Wilmington Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS PURCHASED
11/1/2018	Goldman Sachs Bank USA	200,000 CAD	$151,913	$151,923	$ 10	$ —
11/2/2018	Goldman Sachs Bank USA	39,000,000 JPY	343,028	345,637	2,609	—
11/2/2018	HSBC Bank USA, N.A.	1,256,000 NZD	821,890	819,603	—	(2,287)
11/2/2018	HSBC Bank USA, N.A.	1,110,000 AUD	787,236	786,047	—	(1,189)
11/2/2018	HSBC Bank USA, N.A.	1,104,000 EUR	1,255,248	1,250,439	—	(4,809)
11/2/2018	Societe Generale Securities	989,000 GBP	1,270,004	1,264,140	—	(5,864)
11/2/2018	Citigroup Global Markets	40,000 EUR	46,332	45,305	—	(1,027)
11/2/2018	Citigroup Global Markets	28,000 EUR	32,164	31,714	—	(450)
11/5/2018	Citigroup Global Markets	125,110 BRL	32,370	33,601	1,231	—
11/5/2018	Deutsche Bank AG	124,123 BRL	33,246	33,337	91	—
11/5/2018	Citigroup Global Markets	304 BRL	82	82	—	—
11/13/2018	Barclays Bank PLC	1,279,336 ARS	32,487	35,057	2,570	—
11/15/2018	Goldman Sachs Bank USA	8,431,016 RUB	130,874	127,738	—	(3,136)
12/4/2018	Bank of America NA	39,000,000 JPY	348,332	346,553	—	(1,779)
12/17/2018	Citigroup Global Markets	455,948,695 COP	146,636	141,333	—	(5,303)
12/19/2018	Citigroup Global Markets	1,261,790,000 IDR	84,265	82,446	—	(1,819)
12/19/2018	JP Morgan Chase Bank, N.A.	6,773,591 INR	94,287	91,057	—	(3,230)
12/19/2018	Credit Suisse International	1,044,799 CNY	149,556	149,798	242	—
1/30/2019	Societe Generale Securities	8,431,016 RUB	127,261	126,683	—	(578)
CONTRACTS SOLD
11/2/2018	Bank of America NA	39,000,000 JPY	347,532	345,638	1,894	—
11/2/2018	HSBC Bank USA, N.A.	1,256,000 NZD	835,843	819,602	16,241	—
11/2/2018	Bank of America NA	1,110,000 AUD	805,676	786,047	19,629	—
11/2/2018	Citigroup Global Markets	863,000 EUR	1,013,030	977,472	35,558	—
11/2/2018	JP Morgan Chase Bank, N.A.	725,000 GBP	956,404	926,695	29,709	—
11/2/2018	JP Morgan Chase Bank, N.A.	310,000 CAD	242,117	235,482	6,635	—
11/2/2018	Citigroup Global Markets	200,000 CAD	154,885	151,924	2,961	—
11/2/2018	Goldman Sachs Bank USA	163,000 EUR	189,529	184,621	4,908	—
11/2/2018	Citigroup Global Markets	146,000 EUR	167,794	165,366	2,428	—
11/2/2018	JP Morgan Chase Bank, N.A.	145,000 GBP	190,396	185,339	5,057	—
11/2/2018	Citigroup Global Markets	119,000 GBP	153,313	152,106	1,207	—
11/2/2018	Citigroup Global Markets	100,000 CAD	77,927	75,962	1,965	—
11/2/2018	Goldman Sachs Bank USA	67,000 GBP	85,890	85,639	251	—
11/5/2018	Citigroup Global Markets	125,414 BRL	32,370	33,683	—	(1,313)
11/5/2018	Deutsche Bank AG	123,819 BRL	30,216	33,255	—	(3,039)
11/5/2018	Deutsche Bank AG	304 BRL	82	82	—	—
11/15/2018	Societe Generale Securities	8,431,016 RUB	128,292	127,738	554	—
11/21/2018	Citigroup Global Markets	300,000 CAD	229,327	227,971	1,356	—
11/26/2018	Citigroup Global Markets	1,752,742 ARS	42,891	47,235	—	(4,344)
11/29/2018	Citigroup Global Markets	120,000,000 JPY	1,076,639	1,065,741	10,898	—
11/30/2018	Goldman Sachs Bank USA	200,000 CAD	151,986	152,004	—	(18)
12/4/2018	HSBC Bank USA, N.A.	1,256,000 NZD	822,160	819,887	2,273	—
12/4/2018	HSBC Bank USA, N.A.	1,110,000 AUD	787,481	786,340	1,141	—
12/4/2018	HSBC Bank USA, N.A.	1,104,000 EUR	1,258,380	1,254,008	4,372	—
12/4/2018	Societe Generale Securities	989,000 GBP	1,271,778	1,266,162	5,616	—
12/4/2018	Deutsche Bank AG	124,123 BRL	33,172	33,243	—	(71)
12/17/2018	HSBC Bank USA, N.A.	784,207 PEN	236,885	232,168	4,717	—

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	42

Wilmington Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)
CONTRACTS SOLD (continued)
12/19/2018	Citigroup Global Markets	142,968,680 KRW	$129,140	$125,650	$ 3,490	$ —
12/19/2018	JP Morgan Chase Bank, N.A.	2,055,813 TWD	67,565	66,690	875	—
12/19/2018	HSBC Bank USA, N.A.	1,044,799 CNY	153,178	149,798	3,380	—
12/19/2018	Credit Suisse International	86,945 SGD	63,752	62,834	918	—
1/2/2019	Goldman Sachs Bank USA	2,100,000 DKK	329,282	320,886	8,396	—
1/25/2019	HSBC Bank USA, N.A.	11,997,504 MXN	622,565	582,126	40,439	—
4/15/2019	Credit Suisse International	1,044,799 CNY	148,917	149,831	—	(914)
NET UNREALIZED APPRECIATION
(DEPRECIATION) ON FORWARD FOREIGN
CURRENCY CONTRACTS					$223,621	$(41,170)

At October 31, 2018, the Wilmington Real Asset Fund had the following open option contracts:

Description	Expiration Date	Number of Contracts	Notional Amount(a)	Strike Price(a)	Counterparty	Value
PURCHASED OPTIONS
CALL OPTIONS
30-Year U.S. Treasury Bond Future	12/21/2018	18	$2,970,000	$165.00	Exchange Traded	$—
PUT OPTIONS
10-Year U.S. Treasury Note Future	12/21/2018	34	3,706,000	109.00	Exchange Traded	—
5-Year U.S. Treasury Note Future	12/21/2018	6	642,000	107.00	Exchange Traded	47
TOTAL PUT OPTIONS						47
TOTAL PURCHASED OPTIONS						$47

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

43	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Expiration Date	Number of Contracts	Notional Amount(a)		Strike Price(a)	Counterparty	Value
WRITTEN OPTIONS
CALL OPTIONS
10-Year U.S. Treasury Note Future	11/23/2018	(3)	(355,313)		$119.25	Exchange Traded	$(609)
30-Year U.S. Treasury Bond Future	11/23/2018	(2)	(280,000)		140.00	Exchange Traded	(750)
30-Year U.S. Treasury Bond Future	11/23/2018	(2)	(278,000)		139.00	Exchange Traded	(1,375)
Euro-Bund Future	11/23/2018	(2)	(322,000	)EUR	161.00EUR	Exchange Traded	(906)
Euro-Bund Future	11/23/2018	(3)	(484,500	)EUR	161.50EUR	Exchange Traded	(850)
TOTAL CALL OPTIONS							(4,490)
CALL SWAPTIONS
Interest Rate Cap Eurozone CPI	6/22/2035	—	(600,000	)EUR	3.00EUR	Goldman Sachs Bank USA	(3,220)
PUT SWAPTIONS
5-Year, 5-Year Forward Inflation Expectation Rate	12/4/2018	—	(600,000)		3.25	Citibank NA	(3,203)
CDX.NA.IG.30.5Y	1/16/2019	—	(100,000)		0.90	Bank of America NA	(114)
CDX.NA.IG.31.5Y	11/21/2018	—	(300,000)		0.80	Bank of America NA	(109)
CDX.NA.IG.31.5Y	12/19/2018	—	(100,000)		0.90	Bank of America NA	(60)
CDX.NA.IG.31.5Y	12/19/2018	—	(100,000)		0.90	Goldman Sachs Bank USA	(60)
CDX.NA.IG.31.5Y	12/19/2018	—	(200,000)		0.85	Barclays Bank PLC	(151)
CDX.NA.IG.31.5Y	1/16/2019	—	(100,000)		1.00	Barclays Bank PLC	(81)
CDX.NA.IG.31.5Y	1/16/2019	—	(100,000)		0.95	Citibank NA	(95)
CDX.NA.IG.31.5Y	1/16/2019	—	(100,000)		0.90	Morgan Stanley Capital Services LLC	(114)
CDX.NA.IG.31.5Y	1/16/2019	—	(100,000)		0.90	Goldman Sachs Bank USA	(114)
CDX.NA.IG.31.5Y	1/16/2019	—	(200,000)		0.85	Bank of America NA	(276)
CDX.NA.IG.31.5Y	1/16/2019	—	(600,000)		1.00	Citibank NA	(483)
CDX.NA.IG.31.5Y	2/20/2019	—	(100,000)		0.95	Citibank NA	(156)
CDX.NA.IG.31.5Y	2/20/2019	—	(100,000)		0.90	Citibank NA	(156)
CDX.NA.IG.31.5Y	2/20/2019	—	(200,000)		0.95	Bank of America NA	(311)
CDX.NA.IG.31.5Y	3/20/2019	—	(200,000)		1.20	Citibank NA	(220)
Interest Rate Cap U.S. CPI	4/10/2020	—	(8,300,000)		3.00	JP Morgan Chase Bank, N.A.	24,785
Interest Rate Cap U.S. CPI	4/22/2024	—	(1,300,000)		4.00	JP Morgan Chase Bank, N.A.	(129)
Interest Rate Cap U.S. CPI	5/16/2024	—	(100,000)		4.00	JP Morgan Chase Bank, N.A.	(11)
Interest Rate Floor U.S. 10-Year Swap Rate	1/2/2020	—	(5,000,000)		1.00	Morgan Stanley Capital Services LLC	(5,526)
Interest Rate Floor U.S. CPI	3/24/2020	—	(2,300,000)		0.00	JP Morgan Chase Bank, N.A.	(440)
Interest Rate Floor U.S. CPI	4/7/2020	—	(2,600,000)		216.69	Citibank NA	—
Interest Rate Floor U.S. CPI	4/10/2020	—	(8,300,000)		0.00	JP Morgan Chase Bank, N.A.	33,238
iTRAXX Europe S29 5Y	11/21/2018	—	(400,000	)EUR	0.90EUR	Barclays Bank PLC	(54)
TOTAL PUT SWAPTIONS							46,160
TOTAL WRITTEN OPTIONS							$38,450

(a)	Notional Amount and Strike Price denominated in USD unless otherwise noted.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	44

Wilmington Real Asset Fund (continued)

At October 31, 2018, the Wilmington Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount(a)	Contract Amount	Contract at Value	Unrealized Appreciation(b)	Unrealized (Depreciation)(b)
LONG POSITIONS:
10 - Year U.S Treasury Note Futures	December 2018	40	$4,737,500	$4,795,651	$4,737,500	$ —	$(58,151)
5 - Year U.S. Treasury Note Futures	December 2018	6	674,297	681,336	674,297	—	(7,039)
90 Day Euro Futures	October 2018	13	3,151,200EUR	3,152,354	3,151,200	—	(1,154)
Euro - Bund Futures	December 2018	10	1,602,600EUR	1,861,407	1,869,805	8,398	—
SHORT POSITIONS:
10 - Year Australian Treasury Bond Futures	December 2018	1	129,413AUD	93,089	92,827	262	—
10 - Year Japanese Treasury Bond Futures (OSE)	December 2018	1	150,630,000JPY	1,351,090	1,355,670	—	(4,580)
10 - Year U.S. Treasury Ultra Futures	December 2018	32	4,003,500	4,106,208	4,003,500	102,708	—
3 - Year Australian Treasury Bond Futures	December 2018	2	222,872AUD	159,384	159,407	—	(23)
90 Day Euro Futures	October 2018	13	3,145,675EUR	3,147,771	3,145,675	2,096	—
Euro - BTP Futures	December 2018	2	243,280EUR	297,747	285,918	11,829	—
Euro - OAT Futures	December 2018	18	2,735,280EUR	3,181,619	3,185,918	—	(4,299)
GBP Long Gilt Futures	December 2018	30	3,672,300GBP	4,726,556	4,749,542	—	(22,986)
U.S. Treasury Long Bond Futures	December 2018	13	1,795,625	1,883,053	1,795,625	87,428	—
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$212,721	$(98,232)

(a)	Notional Amount denominated in USD unless otherwise noted.

(b)

The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until October 31, 2018.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

45	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

At October 31, 2018, the Wilmington Real Asset Fund had open interest rate swap agreements as follows:

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CENTRALLY CLEARED(d)
Chicago Mercantile Exchange#	6/21/19	400,000	1.25%	3-Month LIBOR	Quarter	$ (3,796)	$ (3,619)	$ —	$ (177)
Chicago Mercantile Exchange#	12/16/22	700,000	2.25%	3-Month LIBOR	Quarter	(23,940)	1,563	—	(25,503)
Chicago Mercantile Exchange#	12/20/22	1,900,000	2.25%	3-Month LIBOR	Semi-Annual	(65,114)	2,393	—	(67,507)
Chicago Mercantile Exchange#	6/20/23	800,000	2.00%	3-Month LIBOR	Semi-Annual	(39,351)	(30,906)	—	(8,445)
Chicago Mercantile Exchange#	10/19/23	100,000	2.66%	3-Month LIBOR	Quarter	(2,245)	—	—	(2,245)
Chicago Mercantile Exchange#	10/25/23	2,000,000	2.68%	3-Month LIBOR	Quarter	(43,093)	—	—	(43,093)
Chicago Mercantile Exchange#	11/19/23	1,000,000	2.67%	3-Month LIBOR	Quarter	(22,545)	—	—	(22,545)
Chicago Mercantile Exchange#	12/12/23	1,000,000	2.68%	3-Month LIBOR	Quarter	(22,426)	—	—	(22,426)
Chicago Mercantile Exchange#	12/19/23	1,400,000	2.50%	3-Month LIBOR	Quarter	(43,248)	(12,010)	—	(31,238)
London Clearing House#	12/19/23	300,000	2.75%	3-Month LIBOR	Semi-Annual	(5,607)	(2,023)	—	(3,584)
Chicago Mercantile Exchange#	7/27/26	3,700,000	2.00%	3-Month LIBOR	Semi-Annual	198,780	46,583	152,197	—
Chicago Mercantile Exchange#	12/07/26	3,700,000	2.40%	3-Month LIBOR	Semi-Annual	136,297	24,582	111,715	—
Chicago Mercantile Exchange#	3/21/28	400,000NZD	3.25%	3-Month LIBOR	Semi-Annual	(10,052)	1,223	—	(11,275)
Chicago Mercantile Exchange#	4/17/28	1,370,000	3.10%	3-Month LIBOR	Semi-Annual	13,546	(4,156)	17,702	—
London Clearing House#	6/20/28	900,000	2.25%	3-Month LIBOR	Semi-Annual	72,724	49,659	23,065	—
Chicago Mercantile Exchange#	7/18/28	1,330,000	2.77%	3-Month LIBOR	Semi-Annual	53,643	—	53,643	—
Chicago Mercantile Exchange#	7/18/28	750,000	2.72%	3-Month LIBOR	Semi-Annual	33,096	—	33,096	—
Chicago Mercantile Exchange#	9/13/28	1,400,000	3.13%	3-Month LIBOR	Semi-Annual	10,327	—	10,327	—
Chicago Mercantile Exchange#	6/19/48	100,000	2.15%	3-Month LIBOR	Semi-Annual	23,112	—	23,112	—
Chicago Mercantile Exchange#	6/20/48	260,000	2.50%	3-Month LIBOR	Semi-Annual	42,232	30,360	11,872	—
Chicago Mercantile Exchange#	12/19/48	300,000	3.00%	3-Month LIBOR	Semi-Annual	19,651	17,921	1,730	—
London Clearing House#	3/20/29	74,540,000JPY	0.45%	6-Month LIBOR	Semi-Annual	(5,125)	(4,233)	—	(892)
London Clearing House#	3/20/29	260,000GBP	1.50%	6-Month LIBOR	Semi-Annual	4,040	4,184	—	(144)
London Clearing House#	3/20/49	190,000GBP	1.75%	6-Month LIBOR	Semi-Annual	(2,177)	(1,167)	—	(1,010)
London Clearing House*	6/15/23	800,000EUR	1.54%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	(289)	(232)	—	(57)
London Clearing House*	5/15/28	250,000EUR	1.62%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	1,102	16	1,086	—
London Clearing House*	4/15/20	30,000EUR	1.00%	France CPI Ex-Tobacco	At Term(1)	428	—	428	—
London Clearing House*	8/15/20	10,000EUR	1.16%	France CPI Ex-Tobacco	At Term(1)	15	7	8	—
London Clearing House*	1/15/28	110,000EUR	1.58%	France CPI Ex-Tobacco	At Term(1)	532	—	532	—
London Clearing House*	2/15/28	260,000EUR	1.59%	France CPI Ex-Tobacco	At Term(1)	1,769	49	1,720	—
London Clearing House*	2/15/28	50,000EUR	1.61%	France CPI Ex-Tobacco	At Term(1)	438	—	438	—

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	46

Wilmington Real Asset Fund (continued)

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
London Clearing House*	6/15/21	200,000EUR	1.35%	France CPI Ex-Tobacco	At Term(1)	$ 330	$ —	$ 330	$ —
London Clearing House*	7/15/28	330,000EUR	1.62%	France CPI Ex-Tobacco	At Term(1)	2,695	—	2,695	—
London Clearing House*	3/23/19	460,000	2.07%	U.S. CPI NSA	At Term(1)	(725)	26	—	(751)
London Clearing House*	4/10/19	360,000	1.98%	U.S. CPI NSA	At Term(1)	(558)	—	—	(558)
London Clearing House*	4/27/19	1,310,000	1.97%	U.S. CPI NSA	At Term(1)	(2,402)	—	—	(2,402)
London Clearing House*	11/23/20	700,000	2.03%	U.S. CPI NSA	At Term(1)	4,280	—	4,280	—
London Clearing House*	11/25/20	700,000	2.02%	U.S. CPI NSA	At Term(1)	4,391	—	4,391	—
London Clearing House*	7/26/21	500,000	1.55%	U.S. CPI NSA	At Term(1)	15,508	16,923	—	(1,415)
London Clearing House*	9/12/21	460,000	1.60%	U.S. CPI NSA	At Term(1)	12,593	13,855	—	(1,262)
London Clearing House*	7/15/22	100,000	2.07%	U.S. CPI NSA	At Term(1)	757	—	757	—
London Clearing House*	2/05/23	640,000	2.21%	U.S. CPI NSA	At Term(1)	(629)	—	—	(629)
London Clearing House*	4/13/23	1,020,000	2.22%	U.S. CPI NSA	At Term(1)	(3,843)	—	—	(3,843)
London Clearing House*	4/27/23	390,000	2.26%	U.S. CPI NSA	At Term(1)	(2,405)	(40)	—	(2,365)
London Clearing House*	5/09/23	100,000	2.26%	U.S. CPI NSA	At Term(1)	(561)	—	—	(561)
London Clearing House*	5/10/23	160,000	2.28%	U.S. CPI NSA	At Term(1)	(1,028)	—	—	(1,028)
London Clearing House*	7/26/26	500,000	1.73%	U.S. CPI NSA	At Term(1)	(24,308)	(26,802)	2,494	—
London Clearing House*	9/12/26	460,000	1.80%	U.S. CPI NSA	At Term(1)	(18,869)	(21,247)	2,378	—
London Clearing House*	9/15/26	300,000	1.78%	U.S. CPI NSA	At Term(1)	(12,980)	(14,562)	1,582	—
London Clearing House*	9/20/27	150,000	2.18%	U.S. CPI NSA	At Term(1)	(1,790)	—	—	(1,790)
London Clearing House*	9/25/27	100,000	2.15%	U.S. CPI NSA	At Term(1)	(1,505)	—	—	(1,505)
London Clearing House*	10/17/27	300,000	2.16%	U.S. CPI NSA	At Term(1)	(4,240)	—	—	(4,240)
London Clearing House*	2/05/28	330,000	2.34%	U.S. CPI NSA	At Term(1)	2,238	716	1,522	—
London Clearing House*	5/09/28	150,000	2.36%	U.S. CPI NSA	At Term(1)	1,633	—	1,633	—
London Clearing House*	5/09/28	100,000	2.35%	U.S. CPI NSA	At Term(1)	1,018	—	1,018	—
London Clearing House*	5/10/28	160,000	2.36%	U.S. CPI NSA	At Term(1)	1,790	—	1,790	—
London Clearing House#	12/15/47	260,000	2.00%	U.S. Fed Fund Effective Rate	Annual	45,632	(486)	46,118	—
London Clearing House#	12/20/47	90,000	2.50%	U.S. Fed Fund Effective Rate	Annual	7,119	225	6,894	—
London Clearing House#	12/20/47	55,000	2.48%	U.S. Fed Fund Effective Rate	Annual	4,263	246	4,017	—
London Clearing House*	9/15/28	100,000GBP	3.51%	United Kingdom RPI All Items NSA	At Term(1)	(714)	8	—	(722)
London Clearing House*	6/15/31	560,000GBP	3.10%	United Kingdom RPI All Items NSA	At Term(1)	(67,918)	(65,057)	—	(2,861)
London Clearing House*	10/15/31	640,000GBP	3.53%	United Kingdom RPI All Items NSA	At Term(1)	(6,693)	1,654	—	(8,347)
London Clearing House*	9/15/32	100,000GBP	3.47%	United Kingdom RPI All Items NSA	At Term(1)	(2,564)	(775)	—	(1,789)
London Clearing House*	9/15/33	10,000GBP	3.50%	United Kingdom RPI All Items NSA	At Term(1)	(259)	8	—	(267)
London Clearing House*	10/15/33	140,000GBP	3.58%	United Kingdom RPI All Items NSA	At Term(1)	180	—	180	—
London Clearing House*	10/15/46	80,000GBP	3.59%	United Kingdom RPI All Items NSA	At Term(1)	161	(4,520)	4,681	—
London Clearing House*	3/15/47	130,000GBP	3.43%	United Kingdom RPI All Items NSA	At Term(1)	15,343	8,234	7,109	—
						$288,664	$ 28,600	$536,540	$(276,476)
OVER THE COUNTER(e)
Bank of America NA*	2/16/20	830,000ILS	0.97%	3-Month TELBOR	Annual	(1,672)	3	—	(1,675)
Bank of America NA*	6/20/20	510,000ILS	0.37%	3-Month TELBOR	Annual	282	—	282	—
Barclays Bank PLC*	6/20/20	440,000ILS	0.37%	3-Month TELBOR	Annual	235	—	235	—
Deutsche Bank AG*	6/20/20	420,000ILS	0.41%	3-Month TELBOR	Annual	151	—	151	—
Goldman Sachs Bank USA*	6/20/20	340,000ILS	0.37%	3-Month TELBOR	Annual	188	18	170	—
Bank of America NA#	2/16/28	180,000ILS	1.96%	3-Month TELBOR	Annual	(921)	(12)	—	(909)
Bank of America NA#	6/20/28	110,000ILS	2.00%	3-Month TELBOR	Annual	(607)	—	—	(607)
JP Morgan Chase Bank, N.A.#	6/20/28	90,000ILS	2.08%	3-Month TELBOR	Annual	(325)	—	—	(325)
Barclays Bank PLC#	6/20/28	90,000ILS	1.95%	3-Month TELBOR	Annual	(597)	—	—	(597)

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

47	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Goldman Sachs Bank USA#	6/20/28	70,000ILS	2.00%	3-Month TELBOR	Annual	$(386)	$ —	$ —	$ (386)
Bank of America NA*	11/23/20	2,400,000	1.57%	U.S. CPI NSA	At Term(1)	54,231	—	54,231	—
Morgan Stanley Capital Services LLC#	7/18/26	500,000	1.79%	U.S. CPI NSA	At Term(1)	(21,795)	—	—	(21,795)
Morgan Stanley Capital Services LLC#	7/19/26	800,000	1.81%	U.S. CPI NSA	At Term(1)	(33,106)	—	—	(33,106)
Morgan Stanley Capital Services LLC*	7/20/26	500,000	1.80%	U.S. CPI NSA	At Term(1)	(21,121)	—	—	(21,121)
Morgan Stanley Capital Services LLC*	9/20/26	200,000	1.81%	U.S. CPI NSA	At Term(1)	(8,246)	—	—	(8,246)
						$(33,689)	$ 9	$ 55,069	$ (88,767)
NET UNREALIZED (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS						$254,975	$28,609	$591,609	$(365,243)

At October 31, 2018, the Wilmington Real Asset Fund had open credit default swap agreements as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity /Obligation	Payment Frequency	Implied Credit Spread at April 30, 2018(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CENTRALLY CLEARED(d)
Intercontinental Exchange###	12/20/23	$300,000	5.00%	CDX.NA.HY.31.5Y	Quarter	3.75%	$(15,812)	$ (21,090)	$ 5,278	$ —
Intercontinental Exchange###	12/20/20	20,000EUR	1.00%	Daimler AG	Quarter	0.34%	322	332	—	(10)
Intercontinental Exchange###	12/20/21	900,000EUR	1.00%	iTRAXX.Europe.S26.5Y	Quarter	0.37%	(20,158)	(14,549)	—	(5,609)
Intercontinental Exchange###	12/20/22	2,300,000EUR	1.00%	iTRAXX.Europe.S28.5Y	Quarter	0.54%	(48,957)	(62,072)	13,115	—
							$(84,605)	$ (97,379)	$18,393	$(5,619)
OVER THE COUNTER(e)
Deutsche Bank AG##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8	Monthly	0.62%	2,616	(20,855)	23,471	—
Goldman Sachs International##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8	Monthly	0.62%	2,615	(26,117)	28,732	—
							$5,231	$ (46,972)	$52,203	$ —
NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP CONTRACTS							$(79,374)	$(144,351)	$70,596	$(5,619)

(1) Termination date or maturity date.

(2) Notional Amount denominated in USD unless otherwise noted.

* Portfolio pays the fixed rate and receives the floating rate.

# Portfolio pays the floating rate and receives the fixed rate.

## The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

### The Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(a) “Notional amount” represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amount denominated in USD unless otherwise noted.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	48

Wilmington Real Asset Fund (concluded)

(b) “Implied credit spreads”, represented in absolute terms, are utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c) “Fair value” of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(d) The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap agreements. The unrealized appreciation (depreciation) presented above is the cumulative change in the unrealized appreciation (depreciation) from the date the contract was open until October 31, 2018.

(e) The value shown on the Statement of Assets and Liabilities for over the counter swap agreements is based upon the value presented in the table above. Over the counter swap agreements for which the fair value is a positive number, and the upfront premiums paid (received) associated with them, are presented as assets on the Statement of Assets and Liabilities. Over the counter swap agreements for which the fair value is a negative number, and the upfront premiums paid (received), are presented as liabilities on the Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

49

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Diversified Income Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Investment Companies:	Percentage of Total Net Assets
Exchange-Traded Funds	29.4%
Inflation-Protected Securities Funds	7.5%
Common Stocks	37.3%
Corporate Bonds	8.7%
U.S. Treasury	8.2%
Mortgage-Backed Securities	5.4%
Collateralized Mortgage Obligations	0.4%
Enhanced Equipment Trust Certificates	0.2%
Cash Equivalents[1]	19.7%
Other Assets and Liabilities - Net[2]	(16.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Number of Shares	Value

INVESTMENT COMPANIES – 36.9%

EXCHANGE-TRADED FUNDS – 29.4%

iShares iBoxx High Yield Corporate Bond
ETF#	33,800	$2,851,030

iShares International Select Dividend ETF#	200,100	6,149,073

SPDR Dow Jones International Real Estate ETF#	42,625	1,553,255

Vanguard REIT ETF	13,000	1,018,160

TOTAL EXCHANGE-TRADED FUNDS		$11,571,518

INFLATION-PROTECTED SECURITIES FUNDS – 7.5%

Vanguard Inflation-Protected Securities Fund, Admiral Shares	119,813	2,943,801

TOTAL INVESTMENT COMPANIES
(COST $15,560,523)		$14,515,319

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 2012-114, Class VM, 3.50%, 10/25/25	$117,153	$117,926

WHOLE LOAN – 0.1%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.86%, 2/25/34Δ	15,985	16,311

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.40%, 11/25/35Δ	6,568	6,486

TOTAL WHOLE LOAN		$22,797

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $153,361)		$140,723

CORPORATE BONDS – 8.7%

AEROSPACE & DEFENSE – 0.0%**

Rockwell Collins, Inc.,
Sr. Unsecured, 3.50%, 3/15/27	25,000	23,565

AUTOMOTIVE – 0.1%

General Motors Financial Co., Inc.,
Company Guaranteed, 3.20%, 7/06/21	40,000	39,039

BEVERAGES – 0.2%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 2/01/46	20,000	18,955

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	50

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 2.00%, 1/15/20	$10,000	$9,815

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 2.70%, 11/15/22	40,000	37,981

TOTAL BEVERAGES		$66,751

BIOTECHNOLOGY – 0.2%

Amgen, Inc.,
Sr. Unsecured, 4.40%, 5/01/45	25,000	22,728

Celgene Corp.,
Sr. Unsecured, 2.75%, 2/15/23	25,000	23,800

Celgene Corp.,
Sr. Unsecured, 4.55%, 2/20/48#	45,000	38,983

TOTAL BIOTECHNOLOGY		$85,511

CAPITAL MARKETS – 0.3%

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	55,000	52,171

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR + 1.51%), 3.69%, 6/05/28#,Δ	35,000	32,966

Morgan Stanley,
Subordinated, GMTN, 4.35%, 9/08/26	10,000	9,782

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	18,000	17,636

TOTAL CAPITAL MARKETS		$112,555

COMMERCIAL BANKS – 0.6%

BB&T Corp.,
Sr. Unsecured, MTN, 2.45%, 1/15/20	30,000	29,767

Fifth Third Bancorp,
Sr. Unsecured, 3.50%, 3/15/22	100,000	99,461

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	20,000	20,219

SunTrust Banks, Inc.,
Sr. Unsecured, 2.90%, 3/03/21	30,000	29,568

US Bancorp,
Series V, Sr. Unsecured, MTN, 2.63%, 1/24/22	45,000	43,920

TOTAL COMMERCIAL BANKS		$222,935

COMMERCIAL SERVICES & SUPPLIES – 0.1%

Total System Services, Inc.,
Sr. Unsecured, 3.75%, 6/01/23	50,000	49,545

COMPUTERS – 0.1%

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 3.50%, 10/05/21	50,000	49,784

CONSUMER FINANCE – 0.1%

Capital One Financial Corp.,
Sr. Unsecured, 2.40%, 10/30/20	25,000	24,462

DIVERSIFIED FINANCIAL SERVICES – 1.0%

Bank of America Corp.,
Sr. Unsecured, MTN, 3.25%, 10/21/27	20,000	18,414

Description	Par Value	Value

BlackRock, Inc.,
Sr. Unsecured, 3.38%, 6/01/22#	$38,000	$38,082

Citigroup, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 2.88%, 7/24/23Δ	35,000	33,692

FMR LLC,
Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	121,014

JPMorgan Chase & Co.,
Sr. Unsecured, MTN, 2.30%, 8/15/21	100,000	96,912

Wells Fargo & Co.,
Subordinated, MTN, 4.40%, 6/14/46	40,000	36,673

Wells Fargo & Co.,
Series M, Subordinated, MTN, 3.45%, 2/13/23	35,000	34,311

TOTAL DIVERSIFIED FINANCIAL SERVICES		$379,098

ELECTRIC – 0.5%

DTE Energy Co.,
Series F, Sr. Unsecured, 3.85%, 12/01/23	10,000	9,964

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20#	90,000	92,184

Pacific Gas & Electric Co.,
Sr. Unsecured, 3.75%, 2/15/24	20,000	19,357

WEC Energy Group, Inc.,
Sr. Unsecured, 3.38%, 6/15/21	70,000	69,789

TOTAL ELECTRIC		$191,294

ENVIRONMENTAL CONTROL – 0.1%

Waste Management, Inc.,
Company Guaranteed, 3.50%, 5/15/24	35,000	34,414

Waste Management, Inc.,
Company Guaranteed, 4.10%, 3/01/45	25,000	23,722

TOTAL ENVIRONMENTAL CONTROL		$58,136

FOOD & STAPLES RETAILING – 0.2%

Conagra Brands, Inc.,
Sr. Unsecured, 4.60%, 11/01/25	40,000	40,084

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22#	35,000	33,706

TOTAL FOOD & STAPLES RETAILING		$73,790

FOREST PRODUCTS & PAPER – 0.2%

International Paper Co.,
Sr. Unsecured, 4.75%, 2/15/22	35,000	36,160

International Paper Co.,
Sr. Unsecured, 4.40%, 8/15/47	50,000	43,231

TOTAL FOREST PRODUCTS & PAPER		$79,391

HEALTH CARE EQUIPMENT & SUPPLIES – 0.0%**

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 3.30%, 2/15/22#	20,000	19,785

HEALTH CARE PROVIDERS & SERVICES – 0.3%

Anthem, Inc.,
Sr. Unsecured, 3.65%, 12/01/27	30,000	28,171

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

51	PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Cardinal Health, Inc.,
Sr. Unsecured, 3.08%, 6/15/24	$35,000	$32,888

CVS Health Corp.,
Sr. Unsecured, 5.05%, 3/25/48	30,000	29,351

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.75%, 2/15/23	25,000	24,261

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.95%, 10/15/27	25,000	23,176

TOTAL HEALTH CARE PROVIDERS & SERVICES		$137,847

HOME FURNISHINGS – 0.2%

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	65,000	66,833

HOUSEHOLD PRODUCTS – 0.2%

Church & Dwight Co., Inc.,
Sr. Unsecured, 3.95%, 8/01/47	15,000	13,085

Tupperware Brands Corp.,
Company Guaranteed, 4.75%, 6/01/21	60,000	61,160

TOTAL HOUSEHOLD PRODUCTS		$74,245

INSURANCE – 0.7%

American International Group, Inc.,
Sr. Unsecured, 3.30%, 3/01/21	60,000	59,505

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	40,000	40,264

CNA Financial Corp.,
Sr. Unsecured, 3.95%, 5/15/24#	35,000	34,537

Lincoln National Corp.,
Sr. Unsecured, 3.63%, 12/12/26#	25,000	23,745

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	60,000	61,581

WR Berkley Corp.,
Sr. Unsecured, 4.75%, 8/01/44	45,000	43,061

TOTAL INSURANCE		$262,693

MEDIA – 0.3%

CBS Corp.,
Company Guaranteed, 4.60%, 1/15/45	75,000	67,859

Comcast Corp.,
Company Guaranteed, 4.70%, 10/15/48	35,000	33,936

Walt Disney Co. (The),
Sr. Unsecured, GMTN, 4.13%, 6/01/44#	10,000	9,544

Warner Media LLC,
Company Guaranteed, 4.85%, 7/15/45	25,000	22,245

TOTAL MEDIA		$133,584

MISCELLANEOUS MANUFACTURING – 0.2%

Illinois Tool Works, Inc.,
Sr. Unsecured, 3.50%, 3/01/24	45,000	44,893

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	20,000	20,010

TOTAL MISCELLANEOUS MANUFACTURING		$64,903

OIL & GAS – 0.5%

BP Capital Markets PLC,
Company Guaranteed, 2.50%, 11/06/22	50,000	48,022

Description	Par Value	Value

Exxon Mobil Corp.,
Sr. Unsecured, 1.82%, 3/15/19	$30,000	$29,926

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	20,000	19,584

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	20,000	20,498

Sempra Energy,
Sr. Unsecured, 2.85%, 11/15/20	55,000	54,207

Shell International Finance BV,
Company Guaranteed, 3.25%, 5/11/25	25,000	24,120

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	10,000	9,554

TOTAL OIL & GAS		$205,911

PHARMACEUTICALS – 0.3%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	30,000	29,635

AbbVie, Inc.,
Sr. Unsecured, 4.25%, 11/14/28	25,000	24,037

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	20,000	17,570

Medco Health Solutions, Inc.,
Sr. Unsecured, 4.13%, 9/15/20	20,000	20,209

Zoetis, Inc.,
Sr. Unsecured, 3.95%, 9/12/47	20,000	17,613

TOTAL PHARMACEUTICALS		$109,064

PIPELINES – 0.6%

Energy Transfer Operating LP,
Company Guaranteed, 3.60%, 2/01/23	35,000	34,253

Energy Transfer Operating LP,
Company Guaranteed, 4.20%, 4/15/27	40,000	37,699

Kinder Morgan Energy Partners LP,
Company Guaranteed, 2.65%, 2/01/19#	35,000	34,974

Kinder Morgan, Inc.,
Company Guaranteed, 5.20%, 3/01/48	40,000	38,917

MPLX LP,
Sr. Unsecured, 4.00%, 3/15/28	30,000	28,217

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	45,000	47,808

Spectra Energy Partners LP,
Sr. Unsecured, 4.50%, 3/15/45	25,000	22,616

TOTAL PIPELINES		$244,484

REAL ESTATE INVESTMENT TRUSTS – 0.8%

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	15,000	15,499

AvalonBay Communities, Inc.,
Sr. Unsecured, MTN, 3.35%, 5/15/27	25,000	23,792

Digital Realty Trust LP,
Company Guaranteed, 5.88%, 2/01/20	100,000	102,412

HCP, Inc.,
Sr. Unsecured, 2.63%, 2/01/20	100,000	98,998

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	15,000	14,901

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	52

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	$40,000	$39,246

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	15,000	14,457

TOTAL REAL ESTATE INVESTMENT TRUSTS		$309,305

SEMICONDUCTORS – 0.1%

Intel Corp.,
Sr. Unsecured, 2.70%, 12/15/22	35,000	34,014

TELECOMMUNICATIONS – 0.2%

AT&T, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.91%), 3.22%, 11/27/18Δ	55,000	55,026

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	15,000	13,606

TOTAL TELECOMMUNICATIONS		$68,632

TRANSPORTATION – 0.4%

FedEx Corp.,
Company Guaranteed, 3.88%, 8/01/42	30,000	25,508

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45#	15,000	12,854

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.65%, 3/02/20	100,000	99,157

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	10,000	9,568

TOTAL TRANSPORTATION		$147,087

TRUCKING & LEASING – 0.2%

GATX Corp.,
Sr. Unsecured, 2.60%, 3/30/20	60,000	59,246

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	20,000	20,155

TOTAL TRUCKING & LEASING		$79,401

TOTAL CORPORATE BONDS
(COST $3,490,234)		$3,413,644

	Number of Shares

COMMON STOCKS – 37.3%

COMMUNICATION SERVICES – 1.6%

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.6%
AT&T, Inc.	10,735	329,350

Verizon Communications, Inc.	5,200	296,868

TOTAL COMMUNICATION SERVICES		$626,218

CONSUMER DISCRETIONARY – 1.9%

AUTOMOBILES – 0.5%

General Motors Co.	4,750	173,803

HOTELS, RESTAURANTS & LEISURE – 0.8%
Extended Stay America, Inc.	8,335	135,694

Description	Number of Shares	Value

McDonald’s Corp.	950	$168,055

TEXTILES, APPAREL & LUXURY GOODS – 0.6%

Tapestry, Inc.	5,960	252,168

TOTAL CONSUMER DISCRETIONARY		$729,720

CONSUMER STAPLES – 3.5%

BEVERAGES – 0.5%

Coca-Cola Co. (The)	4,535	217,136

HEALTH CARE PROVIDERS & SERVICES – 0.8%

CVS Health Corp.	4,420	319,964

HOUSEHOLD PRODUCTS – 0.8%

Procter & Gamble Co. (The)	3,350	297,078

TOBACCO – 1.4%

Altria Group, Inc.	4,895	318,371

Philip Morris International, Inc.	2,705	238,229

		$556,600

TOTAL CONSUMER STAPLES		$1,390,778

ENERGY – 4.9%

ENERGY EQUIPMENT & SERVICES – 0.4%

Schlumberger Ltd.	3,395	174,197

OIL, GAS & CONSUMABLE FUELS – 4.5%

BP PLC ADR	6,840	296,651

Chevron Corp.	3,870	432,086

Exxon Mobil Corp.	2,705	215,534

Occidental Petroleum Corp.	4,655	312,211

Suncor Energy, Inc.	7,790	259,485

Targa Resources Corp.	4,605	237,940

		$1,753,907

TOTAL ENERGY		$1,928,104

FINANCIALS – 8.3%

CAPITAL MARKETS – 0.9%

BlackRock, Inc.	405	166,625

Main Street Capital Corp.#	5,390	201,209

		$367,834

COMMERCIAL BANKS – 5.4%

First Hawaiian, Inc.	6,790	168,256

JPMorgan Chase & Co.	4,610	502,582

PacWest Bancorp	6,485	263,421

Toronto-Dominion Bank (The)	5,415	300,316

U.S. Bancorp	6,150	321,461

United Bankshares, Inc.	7,455	247,282

Wells Fargo & Co.	6,175	328,695

		$2,132,013

INSURANCE – 2.0%

MetLife, Inc.	6,870	282,975

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

53	PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Number of Shares	Value

Old Republic International Corp.	13,895	$306,385

Sun Life Financial, Inc.#	4,750	173,850

		$763,210

TOTAL FINANCIALS		$3,263,057

HEALTH CARE – 5.3%

BIOTECHNOLOGY – 1.7%

AbbVie, Inc.	3,990	310,622

Amgen, Inc.	900	173,511

Gilead Sciences, Inc.	2,875	196,018

		$680,151

PHARMACEUTICALS – 3.6%

Johnson & Johnson	3,090	432,569

Merck & Co., Inc.	6,935	510,485

Pfizer, Inc.	10,690	460,311

		$1,403,365

TOTAL HEALTH CARE		$2,083,516

INDUSTRIALS – 3.1%

AEROSPACE & DEFENSE – 0.9%

Lockheed Martin Corp.	1,180	346,743

AIR FREIGHT & LOGISTICS – 0.6%

United Parcel Service, Inc., Class B	2,305	245,575

ELECTRICAL EQUIPMENT – 1.6%

Eaton Corp. PLC	4,085	292,772

Emerson Electric Co.	4,705	319,375

		$612,147

TOTAL INDUSTRIALS		$1,204,465

INFORMATION TECHNOLOGY – 3.7%

COMMUNICATIONS EQUIPMENT – 1.6%

Cisco Systems, Inc.	13,465	616,024

IT SERVICES – 0.4%

International Business Machines Corp.	1,545	178,339

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.7%

Maxim Integrated Products, Inc.	5,985	299,370

QUALCOMM, Inc.	5,675	356,901

		$656,271

TOTAL INFORMATION TECHNOLOGY		$1,450,634

MATERIALS – 0.7%

CHEMICALS – 0.7%

LyondellBasell Industries NV, Class A	3,160	282,093

REAL ESTATE – 1.8%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.8%

Blackstone Mortgage Trust, Inc., Class A#	8,195	276,499

Description	Number of Shares	Value

Park Hotels & Resorts, Inc.	6,650	$193,316

Ventas, Inc.	4,100	237,964

TOTAL REAL ESTATE		$707,779

UTILITIES – 2.5%

ELECTRIC UTILITIES – 2.5%

American Electric Power Co., Inc.	3,205	235,119

Duke Energy Corp.	2,445	202,030

FirstEnergy Corp.#	7,245	270,094

NextEra Energy, Inc.	1,680	289,800

TOTAL UTILITIES		$997,043

TOTAL COMMON STOCKS
(COST $14,175,781)		$14,663,407

	Par Value

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

Continental Airlines 2009-2,
Series A, Pass-Through Certificates, 7.25%, 11/10/19	$48,746	50,452

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates, 6.82%, 8/10/22	35,512	38,431

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES
(COST $83,376)		$88,883

MORTGAGE-BACKED SECURITIES – 5.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 2.0%

Pool C00478, 8.50%, 9/01/26	1,269	1,468

Pool A15865, 5.50%, 11/01/33	29,913	32,094

Pool A19412, 5.00%, 3/01/34	81,955	87,218

Pool G05774, 5.00%, 1/01/40	164,995	174,437

Pool C03517, 4.50%, 9/01/40	22,194	22,987

Pool C03849, 3.50%, 4/01/42	41,768	40,734

Pool C04305, 3.00%, 11/01/42	148,841	141,003

Pool C09020, 3.50%, 11/01/42	128,181	126,028

Pool G07889, 3.50%, 8/01/43	30,194	29,423

Pool Q23891, 4.00%, 12/01/43	34,000	34,131

Pool G60038, 3.50%, 1/01/44	101,088	99,392

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$788,915

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 3.3%

Pool 580676, 1.63%, 11/27/18	165,000	164,930

Pool AB4089, 3.00%, 12/01/26	21,124	20,791

Pool 533246, 7.50%, 4/01/30	3,405	3,495

Pool AJ4050, 4.00%, 10/01/41	70,756	71,401

Pool AX5302, 4.00%, 1/01/42	22,414	22,619

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	54

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Pool AT7899, 3.50%, 7/01/43	$56,251	$54,810

Pool AS0302, 3.00%, 8/01/43	62,347	59,483

Pool AL6325, 3.00%, 10/01/44	56,407	53,817

Pool BC0830, 3.00%, 4/01/46	72,485	68,672

Pool BC9468, 3.00%, 6/01/46	20,987	19,874

Pool BD7166, 4.50%, 4/01/47	74,627	76,443

Pool BE3625, 3.50%, 5/01/47	143,304	139,600

Pool BE3702, 4.00%, 6/01/47	197,310	197,467

Pool BE3767, 3.50%, 7/01/47	14,818	14,435

Pool BJ0650, 3.50%, 3/01/48	229,040	223,106

Pool BJ9169, 4.00%, 5/01/48	112,668	112,758

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,303,701

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%

Pool 354677, 7.50%, 10/15/23	6,820	7,732

Pool 354765, 7.00%, 2/15/24	12,036	12,788

Pool 354827, 7.00%, 5/15/24	8,080	8,396

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$28,916

TOTAL MORTGAGE-BACKED SECURITIES
(COST $2,205,910)		$2,121,532

U.S. TREASURY – 8.2%

U.S. TREASURY BONDS – 1.6%

2.50%, 2/15/46	65,000	54,664

2.75%, 8/15/47	70,000	61,768

3.00%, 11/15/44	53,000	49,450

3.00%, 11/15/45	8,000	7,450

3.00%, 2/15/47	21,000	19,525

3.00%, 5/15/47	30,000	27,869

3.13%, 8/15/44#	11,000	10,504

3.38%, 5/15/44	139,000	138,725

3.63%, 2/15/44	87,000	90,512

4.38%, 5/15/40	120,000	139,075

4.75%, 2/15/37	21,000	25,322

TOTAL U.S. TREASURY BONDS		$624,864

U.S. TREASURY NOTES – 6.6%

1.13%, 2/28/21	250,000	240,099

1.50%, 12/31/18	87,000	86,878

1.50%, 3/31/19	100,000	99,611

1.50%, 11/30/19	40,000	39,471

1.50%, 8/15/26	90,000	80,100

1.63%, 11/15/22	96,000	91,104

1.63%, 5/15/26	195,000	175,927

1.75%, 5/15/23	405,000	384,032

2.00%, 10/31/21	165,000	160,614

2.00%, 4/30/24	170,000	161,335

2.00%, 2/15/25	115,000	108,098

Description	Par Value	Value

2.00%, 8/15/25	$35,000	$32,714

2.13%, 8/31/20	115,000	113,483

2.13%, 6/30/22	175,000	169,964

2.13%, 11/30/23	215,000	206,257

2.13%, 5/15/25	140,000	132,276

2.25%, 11/15/24	80,000	76,536

2.25%, 11/15/25	5,000	4,740

2.38%, 8/15/24	140,000	135,162

3.50%, 5/15/20	100,000	100,992

TOTAL U.S. TREASURY NOTES		$2,599,393

TOTAL U.S. TREASURY
(COST $3,349,351)		$3,224,257

	Number of Shares

MONEY MARKET FUND – 2.9%

Dreyfus Government Cash Management
Fund, Institutional Shares, 2.05%^	1,140,453	1,140,453

TOTAL MONEY MARKET FUND
(COST $1,140,453)		$1,140,453

TOTAL INVESTMENTS IN SECURITIES – 100.0%
(COST $40,158,989)		$39,308,218

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 16.8%

REPURCHASE AGREEMENTS – 16.8%

Bank of Montreal, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $1,220,630, collateralized by U.S. Government Agency, 2.80% to 5.50%, maturing 8/01/20 to 2/01/48; total market value of $1,244,966.	$1,220,555	1,220,555

Barclays Capital, Inc., 2.19%, dated 10/31/18, due 11/01/18, repurchase price $485,515, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 11/15/18 to 8/15/48; total market value of $495,195.	485,485	485,485

Citigroup Global Markets, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $1,220,630, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 10/01/19 to 9/09/49; total market value of $1,244,966.	1,220,555	1,220,555

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

55	PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Daiwa Capital Markets America, 2.22%, dated 10/31/18, due 11/01/18, repurchase price $1,220,630, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.50%, maturing 11/08/18 to 9/09/49; total market value of $1,244,966.	$1,220,555	$1,220,555

Nomura Securities International, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $1,220,630, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.50%, maturing 11/08/18 to 9/20/68; total market value of $1,244,966.	1,220,555	1,220,555

RBC Dominion Securities, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $1,220,630, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/29/18 to 9/09/49; total market value of $1,244,966.	1,220,555	1,220,555

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $6,588,260)		$6,588,260

TOTAL INVESTMENTS – 116.8% (COST $46,747,249)		$45,896,478

COLLATERAL FOR SECURITIES ON LOAN – (16.8%)		(6,588,260)

OTHER LIABILITIES LESS ASSETS – 0.0%		(10,166)

TOTAL NET ASSETS – 100.0%		$39,298,052

Cost of investments for Federal income tax purposes is $46,740,105. The net unrealized appreciation/(depreciation) of investments was $(843,627). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,092,569 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(1,936,196).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$14,515,319	$—	$—	$14,515,319

Collateralized Mortgage Obligations	—	140,723	—	140,723

Corporate Bonds	—	3,413,644	—	3,413,644

Common Stocks	14,663,407	—	—	14,663,407

Enhanced Equipment Trust Certificates	—	88,883	—	88,883

Mortgage-Backed Securities	—	2,121,532	—	2,121,532

U.S. Treasury	—	3,224,257	—	3,224,257

Money Market Fund	1,140,453	—	—	1,140,453

Repurchase Agreements	—	6,588,260	—	6,588,260

Total	$30,319,179	$15,577,299	$—	$45,896,478

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	56

Wilmington Diversified Income Fund (concluded)

relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At October 31, 2018, these liquid restricted securities amounted to $121,014 representing 0.31% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GMTN	Global Medium Term Note

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depository Receipts

USD	United States Dollar

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

57	STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2018 (unaudited)	Wilmington International Fund		Wilmington Global Alpha Equities Fund
ASSETS:
Investments, at identified cost	$579,275,113		$143,708,243

Investments in securities, at value (Including $24,016,933 and $0 of securities on loan, respectively) (Note 2)	$586,225,070		$146,623,145

Cash	3,526,887		—
Deposits for financial futures contracts	694,790		3,290,556
Cash denominated in foreign currencies	2,280,038	(a)	16,998	(a)
Income receivable	1,125,676		279,908
Tax reclaim receivable	1,411,602		113,430
Receivable for shares sold	643,582		66,545
Unrealized appreciation on forward foreign currency contracts	400		292,746
Receivable for investments sold	7,738,360		459,043
Prepaid assets	33,489		24,574

TOTAL ASSETS	603,679,894		151,166,945

LIABILITIES:
Overdraft due to custodian denominated in foreign currencies	260	(b)	331,266	(b)
Deferred capital gains tax payable	34,023		—
Payable for investments purchased	2,566,210		876,986
Collateral for securities on loan	25,806,293		—
Unrealized depreciation on forward foreign currency contracts	601		70
Payable for shares redeemed	4,978,066		22,084
Payable to sub-advisors	177,340		70,665
Payable for trustees’ fees	6,022		6,022
Payable for distribution services fees	1,145		25
Payable for shareholder services fees	60,233		—
Payable for investment advisor fees	90,853		46,698
Other accrued expenses	298,204		149,351

TOTAL LIABILITIES	34,019,250		1,503,167

NET ASSETS	$569,660,644		$149,663,778

NET ASSETS CONSIST OF:

Paid-in capital	$560,915,657		$149,872,849
Distributable earnings (loss)	8,744,987		(209,071)

TOTAL NET ASSETS	$569,660,644		$149,663,778

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,687,098		$117,747

Shares outstanding (unlimited shares authorized)	591,036		10,842

Net Asset Value per share	$7.93		$10.86

Offering price per share*	$8.39	**	$11.49	**

Class I
Net Assets	$564,973,546		$149,546,031

Shares outstanding (unlimited shares authorized)	70,707,708		13,636,398

Net Asset Value per share	$7.99		$10.97

(a)	Cost of cash denominated in foreign currencies was $2,290,004 and $16,550, respectively.
(b)	Cost of overdraft due to custodian was $259 and $332,182, respectively.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	58

October 31, 2018 (unaudited)	Wilmington Real Asset Fund		Wilmington Diversified Income Fund
ASSETS:
Investments, at identified cost	$315,522,256		$46,747,249

Investments in securities, at value (Including $501,677 and $6,426,823 of securities on loan, respectively) (Note 2)	$317,922,626		$45,896,478

Cash	19,381		—
Deposits for financial futures contracts	259,871	(a)	—
Deposits for swaps	366,568	(b)	—
Cash denominated in foreign currencies	370,129	(c)	—
Variation margin receivable for centrally cleared swap agreements	31,053		—
Variation margin receivable for financial futures contracts	65,255		—
Income receivable	416,476		103,026
Tax reclaim receivable	159,531		—
Due from advisor	—		15,088
Receivable for shares sold	180,039		9,917
Over the counter swap agreements, at value (Net upfront payments received of $46,954 and $0, respectively)	60,318		—
Written options, at value	58,023	(d)(e)	—
Unrealized appreciation on forward foreign currency contracts	223,621		—
Receivable for investments sold	14,234,381		—
Prepaid assets	26,200		17,359

TOTAL ASSETS	334,393,472		46,041,868

LIABILITIES:
Cash Overdraft	—		50,696
TBA Sale Commitments, at value	283,477	(f)	—
Written options, at value	19,573	(d)(e)	—
Variation margin payable for centrally cleared swap agreements	6,623		—
Variation margin payable for financial futures contracts	26,691		—
Payable for investments purchased	37,789,461		—
Collateral for securities on loan	521,730		6,588,260
Due to broker for swap agreements	160,000		—
Over the counter swap agreements, at value (Net upfront payments paid of $9 and $0, respectively)	88,776		—
Unrealized depreciation on forward foreign currency contracts	41,170		—
Payable for shares redeemed	77,093		8,429
Payable to sub-advisors	27,134		—
Payable for trustees’ fees	6,028		6,023
Payable for distribution services fees	223		8,315
Payable for investment advisor fee	89,768		—
Other accrued expenses	246,048		82,093

TOTAL LIABILITIES	39,383,795		6,743,816

NET ASSETS	$295,009,677		$39,298,052

NET ASSETS CONSIST OF:
Paid-in capital	$315,627,563		$39,808,377
Distributable earnings (loss)	(20,617,886)		(510,325)

TOTAL NET ASSETS	$295,009,677		$39,298,052

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$1,020,290		$38,184,649

Shares outstanding (unlimited shares authorized)	75,332		3,764,811

Net Asset Value per share	$13.54		$10.14

Offering price per share*	$14.33	**	$10.73	**

Class I
Net Assets	$293,989,387		$1,113,403

Shares outstanding (unlimited shares authorized)	21,481,871		109,663

Net Asset Value per share	$13.69		$10.15

(a)	Includes cash denominated in foreign currencies with a value of $18,799 and a cost of $18,862.
(b)	Includes cash denominated in foreign currencies with a value of $20,068 and a cost of $29,271.
(c)	Cost of cash denominated in foreign currencies was $370,880.
(d)	Net written options, at value is $38,450.
(e)	Premiums received for options written were $104,587.
(f)	Proceeds received for TBA sale commitment was $284,180.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

59	STATEMENTS OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)	Wilmington International Fund		Wilmington Global Alpha Equities Fund
INVESTMENT INCOME:
Dividends	$9,256,700	(a)	$1,666,767 (a)
Interest	283,804		23,437
Securities lending income	140,916		—

TOTAL INVESTMENT INCOME	9,681,420		1,690,204

EXPENSES:
Investment advisory fee	2,571,432		1,153,817
Administrative personnel and services fee	106,464		25,638
Portfolio accounting and administration fees	143,183		36,038
Custodian fees	84,098		37,570
Transfer and dividend disbursing agent fees and expenses	63,206		53,540
Trustees’ fees	32,800		32,800
Professional fees	103,851		54,778
Distribution services fee—Class A	8,142		169
Shareholder services fee—Class A	8,142		169
Shareholder services fee—Class I	790,441		192,134
Share registration costs	13,205		15,333
Printing and postage	16,263		11,695
Miscellaneous	37,210		18,725

TOTAL EXPENSES	3,978,437		1,632,406

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(710,751)		(481,017)
Waiver of shareholder services fee—Class A	(8,142)		(169)
Waiver of shareholder services fee—Class I	(420,853)		(192,134)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,139,746)		(673,320)

Net expenses	2,838,691		959,086

Net investment income (loss)	6,842,729		731,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,036,059)		2,834,416
Net realized gain (loss) on forward foreign currency contracts	16,840		875,635
Net realized gain (loss) on foreign currency transactions	(461,737)		(6,328)
Net realized gain (loss) on financial futures contracts	33,081		(744,044)
Net change in unrealized appreciation (depreciation) on investments	(81,253,447	)(b)	(8,752,484)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	850		(20,773)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(9,058)		1,879
Net change in unrealized appreciation (depreciation) on financial futures contracts	(1,029,265)		3,465,937

Net realized and unrealized gain (loss) on investments	(83,738,795)		(2,345,762)

Change in net assets resulting from operations	$(76,896,066)		$(1,614,644)

(a)	Net of foreign withholding taxes withheld of $1,050,062 and $125,868, respectively.
(b)	Net of foreign deferred capital gains taxes of $34,023.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	60

Six Months Ended October 31, 2018 (unaudited)	Wilmington Real Asset Fund	Wilmington Diversified Income Fund
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$3,587,514 (a)	$653,870 (a)
Interest	1,017,487 (b)	136,256
Securities lending income	31,219	39,507

TOTAL INVESTMENT INCOME	4,636,220	829,633

EXPENSES:
Investment advisory fee	853,654	83,758
Administrative personnel and services fee	51,259	6,979
Portfolio accounting and administration fees	86,860	11,341
Custodian fees	60,902	1,038
Transfer and dividend disbursing agent fees and expenses	56,349	31,583
Trustees’ fees	32,800	32,800
Professional fees	67,042	53,054
Distribution services fee—Class A	1,423	51,008
Shareholder services fee—Class A	1,423	51,008
Shareholder services fee—Class I	383,045	1,341
Share registration costs	15,286	10,066
Printing and postage	12,809	12,270
Interest expense on TBA	10	—
Miscellaneous	27,677	13,340

TOTAL EXPENSES	1,650,539	359,586

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(172,745)	(180,842)
Waiver of shareholder services fee—Class A	(1,423)	(51,008)
Waiver of shareholder services fee—Class I	(383,045)	(1,341)

TOTAL WAIVERS AND REIMBURSEMENTS	(557,213)	(233,191)

Net expenses	1,093,326	126,395

Net investment income (loss)	3,542,894	703,238

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments in unaffiliated issuers	(115,141)	97,850
Net realized gain (loss) on forward foreign currency contracts	564,211	—
Net realized gain (loss) on foreign currency transactions	(164,793)	—
Net realized gain (loss) on financial futures contracts	(159,137)	—
Net realized gain (loss) on swap agreements	469,368	—
Net realized gain (loss) on purchased options	(145,636)	—
Net realized gain (loss) on written options	58,756	—
Net realized gain (loss) on securities sold short	4,405	—
Net change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	(21,009,124)	(1,424,320)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(43,745)	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(20,924)	—
Net change in unrealized appreciation (depreciation) on financial futures contracts	211,630	—
Net change in unrealized appreciation (depreciation) on swap agreements	(210,374)	—
Net change in unrealized appreciation (depreciation) on purchased options	(12,309)	—
Net change in unrealized appreciation (depreciation) on written options	18,709	—
Net change in unrealized appreciation (depreciation) on TBA Sales Commitments	(1,102)	—

Net realized and unrealized gain (loss) on investments	(20,555,206)	(1,326,470)

Change in net assets resulting from operations	$(17,012,312)	$(623,232)

(a)	Net of foreign withholding taxes withheld of $121,751 and $3,563, respectively.

(b)	Net of foreign withholding taxes withheld of $1,171.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

61	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington International Fund		Wilmington Global Alpha Equities Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
OPERATIONS:
Net investment income (loss)	$6,842,729	$5,993,196	$731,118	$1,416,879
Net realized gain (loss) on investments	(1,447,875)	36,044,673	2,959,679	(4,314,048)
Net change in unrealized appreciation (depreciation) of investments	(82,290,920)	39,054,686	(5,305,441)	9,740,701

Change in net assets resulting from operations	(76,896,066)	81,092,555	(1,614,644)	6,843,532

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class A	(72,905)	(57,207)	—	(1,430)
Class I	(8,506,746)	(6,025,954)	—	(1,746,039)

Total distributions to shareholders:	(8,579,651)	(6,083,161)	—	(1,747,469)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	4,093,592	142,951	30,984	3,180
Class I	44,787,030	209,478,095	11,445,553	63,763,339
Distributions reinvested
Class A	66,219	51,111	—	1,430
Class I	3,949,765	3,127,481	—	928,262
Cost of shares redeemed
Class A	(4,171,278)	(412,815)	(43,917)	(58,910)
Class I	(54,871,566)	(70,000,982)	(16,655,033)	(17,180,893)

Change in net assets resulting from share transactions	(6,146,238)	142,385,841	(5,222,413)	47,456,408

Change in net assets	(91,621,955)	217,395,235	(6,837,057)	52,552,471
NET ASSETS:
Beginning of period	661,282,599	443,887,364	156,500,835	103,948,364

End of period	$569,660,644	$661,282,599 (b)	$149,663,778	$156,500,835 (b)

SHARES OF BENEFICIAL INTEREST:				.
Shares sold
Class A	467,143	16,510	2,807	292
Class I	5,105,209	23,545,685	1,030,536	5,793,564
Distributions reinvested
Class A	7,532	6,083	—	130
Class I	445,613	368,522	—	83,778
Shares redeemed
Class A	(484,575)	(46,745)	(4,002)	(5,481)
Class I	(6,291,991)	(7,909,116)	(1,500,915)	(1,555,130)

Net change resulting from share transactions	(751,069)	15,980,939	(471,574)	4,317,153

During the six months ended October 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

(a)	For the year ended April 30, 2018, the Funds had the following distributions:

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income
Class A	(57,207)	(1,430)
Class I	(6,025,954)	(1,746,039)

Total distributions to shareholders	(6,083,161)	(1,747,469)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $1,956,169 and $(413,827), respectively.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	62

	Wilmington Real Asset Fund		Wilmington Diversified Income Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
OPERATIONS:
Net investment income (loss)	$3,542,894	$9,006,890	$703,238	$1,012,680
Net realized gain (loss) on investments	512,033	60,123	97,850	6,426,284
Net change in unrealized appreciation (depreciation) of investments	(21,067,239)	15,031,213	(1,424,320)	(4,444,658)

Change in net assets resulting from operations	(17,012,312)	24,098,226	(623,232)	2,994,306

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class A	(10,520)	(43,902)	(641,948)	(5,660,605)
Class I	(3,195,206)	(8,797,592)	(17,767)	(152,614)

Total distributions to shareholders:	(3,205,726)	(8,841,494)	(659,715)	(5,813,219)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	45,925	138,570	237,771	621,536
Class I	25,673,892	40,744,073	180,000	538,816
Distributions reinvested
Class A	6,880	32,615	598,560	5,292,918
Class I	1,566,906	4,577,313	2,384	75,548
Cost of shares redeemed
Class A	(259,641)	(591,544)	(2,400,850)	(5,063,276)
Class I	(20,837,247)	(98,556,789)	(138,969)	(147,559)

Change in net assets resulting from share transactions	6,196,715	(53,655,762)	(1,521,104)	1,317,983

Change in net assets	(14,021,323)	(38,399,030)	(2,804,051)	(1,500,930)
NET ASSETS:
Beginning of period	309,031,000	347,430,030	42,102,103	43,603,033

End of period	$295,009,677	$309,031,000 (b)	$39,298,052	$42,102,103 (b)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	3,222	9,652	22,562	55,698
Class I	1,775,494	2,815,356	16,989	47,689
Distributions reinvested
Class A	480	2,257	56,783	496,247
Class I	108,185	314,292	226	7,087
Shares redeemed
Class A	(17,962)	(40,766)	(229,042)	(451,606)
Class I	(1,438,262)	(6,780,177)	(13,358)	(13,423)

Net change resulting from share transactions	431,157	(3,679,386)	(145,840)	141,692

During the six months ended October 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

(a)	For the year ended April 30, 2018, the Funds had the following distributions:

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS(a):

Distributions from net investment income
Class A	(43,902)	(901,794)
Class I	(8,797,592)	(26,377)
Distributions from net realized gain on investments
Class A	—	(4,758,811)
Class I	—	(126,237)

Total distributions to shareholders	(8,841,494)	(5,813,219)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $(2,768,125) and $155,994, respectively.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

63	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

WILMINGTON INTERNATIONAL FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.11		$7.86	$7.08	$8.04	$7.90	$7.27
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.08		0.08	0.08	0.08	0.09	0.12
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(1.15)		1.26 (b)	0.79 (c)	(0.95)	0.17	0.63

Total Income (Loss) From Operations	(1.07)		1.34	0.87	(0.87)	0.26	0.75

Less Distributions From:
Net Investment Income	(0.11)		(0.09)	(0.09)	(0.09)	(0.12)	(0.12)

Total Distributions	(0.11)		(0.09)	(0.09)	(0.09)	(0.12)	(0.12)

Net Asset Value, End of Period	$7.93		$9.11	$7.86	$7.08	$8.04	$7.90

Total Return(d)	(11.82)%		17.18%	12.52%	(10.82)%	3.29%	10.53%
Net Assets, End of Period (000’s)	$4,687		$5,473	$4,913	$4,810	$5,909	$6,107
Ratios to Average Net Assets
Gross Expense	1.49	%(e)	1.48%	1.79%	1.87%	1.84%	1.78%
Net Expenses(f)	1.02	%(e)	1.04%	1.22%	1.31%	1.42%	1.49%
Net Investment Income (Loss)	1.76	%(e)	0.93%	1.16%	1.15%	1.20%	1.64%
Portfolio Turnover Rate	34%		75%	177%	71%	78%	49%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.18		$7.92	$7.13	$8.09	$7.94	$7.30
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10		0.09	0.09	0.09	0.10	0.13
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(1.17)		1.27 (b)	0.80 (c)	(0.95)	0.18	0.64

Total Income (Loss) From Operations	(1.07)		1.36	0.89	(0.86)	0.28	0.77

Less Distributions From:
Net Investment Income	(0.12)		(0.10)	(0.10)	(0.10)	(0.13)	(0.13)

Total Distributions	(0.12)		(0.10)	(0.10)	(0.10)	(0.13)	(0.13)

Net Asset Value, End of Period	$7.99		$9.18	$7.92	$7.13	$8.09	$7.94

Total Return(d)	(11.78)%		17.29%	12.69%	(10.70)%	3.46%	10.73%
Net Assets, End of Period (000’s)	$564,974		$655,810	$438,974	$411,357	$535,446	$526,874
Ratios to Average Net Assets
Gross Expense	1.24	%(e)	1.23%	1.54%	1.62%	1.59%	1.53%
Net Expenses(f)	0.89	%(e)	0.91%	1.09%	1.18%	1.29%	1.36%
Net Investment Income (Loss)	2.15	%(e)	1.06%	1.28%	1.28%	1.32%	1.75%
Portfolio Turnover Rate	34%		75%	177%	71%	78%	49%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)

Amount includes a non-recurring payment for Litigation proceeds which represents a class action settlement received by the Fund related to best execution of foreign exchange transactions. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.01 and $0.01 for Class A and Class I, respectively.

(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)	Annualized for periods less than one year.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	64

For a share outstanding throughout each period.

WILMINGTON GLOBAL ALPHA EQUITIES FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$10.99		$10.54		$9.82	$10.86	$10.74	$10.58
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.04		0.05		(0.01)	(0.05)	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.17)		0.52	(b)	0.75	(0.75)	0.35	0.34

Total Income (Loss) From Operations	(0.13)		0.57		0.74	(0.80)	0.29	0.30

Less Distributions From:
Net Investment Income	—		(0.12)		(0.02)	(0.24)	—	(0.01)
Net Realized Gains	—		—		—	—	(0.17)	(0.13)

Total Distributions	—		(0.12)		(0.02)	(0.24)	(0.17)	(0.14)

Net Asset Value, End of Period	$10.86		$10.99		$10.54	$9.82	$10.86	$10.74

Total Return(c)	(1.18)%		5.41%		7.59%	(7.48)%	2.73%	2.74%
Net Assets, End of Period (000’s)	$118		$132		$180	$1,290	$2,723	$4,156
Ratios to Average Net Assets
Gross Expense	2.37	%(d)	2.46%		3.06%	2.89%	3.04%	3.30%
Net Expenses(e)(f)	1.50	%(d)	1.50%		2.48%	2.46%	2.68%	2.71%
Net Investment Income (Loss)	0.74	%(d)	0.42%		(0.06)%	(0.44)%	(0.52)%	(0.33)%
Portfolio Turnover Rate	30%		58	%(g)	367%	387%	434%	403%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$11.08		$10.61		$9.86	$10.88	$10.74	$10.56
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.05		0.11		0.03	(0.02)	(0.03)	0.00 (h)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.16)		0.49	(b)	0.75	(0.76)	0.34	0.32

Total Income (Loss) From Operations	(0.11)		0.60		0.78	(0.78)	0.31	0.32

Less Distributions From:
Net Investment Income	—		(0.13)		(0.03)	(0.24)	—	(0.01)
Net Realized Gains	—		—		—	—	(0.17)	(0.13)

Total Distributions	—		(0.13)		(0.03)	(0.24)	(0.17)	(0.14)

Net Asset Value, End of Period	$10.97		$11.08		$10.61	$9.86	$10.88	$10.74

Total Return(c)	(0.99)%		5.63%		7.93%	(7.22)%	2.91%	3.01%
Net Assets, End of Period (000’s)	$149,546		$156,369		$103,768	$158,200	$193,639	$207,530
Ratios to Average Net Assets
Gross Expense	2.12	%(d)	2.21%		2.82%	2.64%	2.78%	2.95%
Net Expenses(e)(f)	1.25	%(d)	1.25%		2.12%	2.21%	2.41%	2.43%
Net Investment Income (Loss)	0.95	%(d)	1.03%		0.32%	(0.16)%	(0.27)%	(0.04)%
Portfolio Turnover Rate	30%		58	%(g)	367%	387%	434%	403%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(f)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I

October 31, 2018 (unaudited)	1.50%	1.25%

April 30, 2018	1.50%	1.25%

April 30, 2017	2.06%	1.77%

April 30, 2016	2.15%	1.90%

April 30, 2015	2.19%	1.95%

April 30, 2014	2.23%	1.98%

(g)

In January 2017, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the fiscal year ended April 30, 2018 was significantly lower than that of previous fiscal years.

(h)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

65	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON REAL ASSET FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$14.48		$13.87	$13.63	$14.77	$14.81	$15.55
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15		0.35	0.23	0.21	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.96)		0.63	0.01	(0.68)	0.04	(0.65)

Total Income (Loss) From Operations	(0.81)		0.98	0.24	(0.47)	0.17	(0.55)

Less Distributions From:
Net Investment Income	(0.13)		(0.37)	—	(0.67)	(0.21)	(0.19)

Total Distributions	(0.13)		(0.37)	—	(0.67)	(0.21)	(0.19)

Net Asset Value, End of Period	$13.54		$14.48	$13.87	$13.63	$14.77	$14.81

Total Return(b)	(5.61)%		7.11%	1.76%	(3.09)%	1.14%	(3.46)%
Net Assets, End of Period (000’s)	$1,020		$1,297	$1,643	$1,762	$2,242	$2,606
Ratios to Average Net Assets
Gross Expense	1.32	%(c)	1.32%	1.45%	1.48%	1.49%	1.54%
Net Expenses(d)(e)	0.96	%(c)	0.99%	1.20%	1.23%	1.23%	1.28%
Net Investment Income (Loss)	2.11	%(c)	2.46%	1.68%	1.53%	0.89%	0.72%
Portfolio Turnover Rate	196%		438%	593%	418%	242%	149%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$14.63		$14.01	$13.73	$14.86	$14.88	$15.61
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.17		0.40	0.27	0.24	0.17	0.13
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.96)		0.62	0.01	(0.67)	0.03	(0.64)

Total Income (Loss) From Operations	(0.79)		1.02	0.28	(0.43)	0.20	(0.51)

Less Distributions From:
Net Investment Income	(0.15)		(0.40)	—	(0.70)	(0.22)	(0.22)

Total Distributions	(0.15)		(0.40)	—	(0.70)	(0.22)	(0.22)

Net Asset Value, End of Period	$13.69		$14.63	$14.01	$13.73	$14.86	$14.88

Total Return(b)	(5.44)%		7.31%	2.11%	(2.89)%	1.40%	(3.20)%
Net Assets, End of Period (000’s)	$293,990		$307,734	$345,787	$453,171	$463,375	$452,913
Ratios to Average Net Assets
Gross Expense	1.07	%(c)	1.07%	1.20%	1.23%	1.24%	1.29%
Net Expenses(d)(e)	0.71	%(c)	0.74%	0.95%	0.98%	0.98%	1.03%
Net Investment Income (Loss)	2.30	%(c)	2.74%	1.97%	1.75%	1.13%	0.93%
Portfolio Turnover Rate	196%		438%	593%	418%	242%	149%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)

Expense ratio includes interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments. Interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments had no impact on the ratio of expenses to average net assets for period ended October 31, 2018 or the years ended April 30, 2018 and April 30, 2017.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	66

For a share outstanding throughout each period.

WILMINGTON DIVERSIFIED INCOME FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$10.47		$11.24	$10.40	$10.98	$10.47	$9.86
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18		0.26	0.12	0.12	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.34)		0.52	0.85	(0.53)	0.53	0.62

Total Income (Loss) From Operations	(0.16)		0.78	0.97	(0.41)	0.63	0.72

Less Distributions From:
Net Investment Income	(0.17)		(0.23)	(0.13)	(0.15)	(0.12)	(0.11)
Net Realized Gains	—		(1.32)	—	(0.02)	—	—

Total Distributions	(0.17)		(1.55)	(0.13)	(0.17)	(0.12)	(0.11)

Net Asset Value, End of Period	$10.14		$10.47	$11.24	$10.40	$10.98	$10.47

Total Return(b)	(1.61)%		6.99%	9.38%	(3.70)%	6.09%	7.34%
Net Assets, End of Period (000’s)	$38,185		$40,993	$42,878	$44,607	$52,860	$57,317
Ratios to Average Net Assets
Gross Expense(c)	1.72	%(d)	1.72%	1.59%	1.52%	1.46%	1.45%
Net Expenses(c)(e)	0.61	%(d)	0.66%	0.74%	0.74%	0.80%	0.84%
Net Investment Income (Loss)	3.35	%(d)	2.30%	1.16%	1.14%	0.90%	0.94%
Portfolio Turnover Rate	8%		85%	9%	52%	23%	54%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$10.48		$11.25	$10.41	$10.98	$10.47	$9.84
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.19		0.29	0.15	0.15	0.12	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(0.34)		0.52	0.85	(0.53)	0.54	0.63

Total Income (Loss) From Operations	(0.15)		0.81	1.00	(0.38)	0.66	0.76

Less Distributions From:
Net Investment Income	(0.18)		(0.26)	(0.16)	(0.17)	(0.15)	(0.13)
Net Realized Gains	—		(1.32)	—	(0.02)	—	—

Total Distributions	(0.18)		(1.58)	(0.16)	(0.19)	(0.15)	(0.13)

Net Asset Value, End of Period	$10.15		$10.48	$11.25	$10.41	$10.98	$10.47

Total Return(b)	(1.48)%		7.24%	9.64%	(3.42)%	6.35%	7.76%
Net Assets, End of Period (000’s)	$1,113		$1,109	$725	$1,129	$1,323	$971
Ratios to Average Net Assets
Gross Expense(c)	1.47	%(d)	1.48%	1.34%	1.27%	1.21%	1.19%
Net Expenses(c)(e)	0.36	%(d)	0.41%	0.49%	0.49%	0.55%	0.59%
Net Investment Income (Loss)	3.55	%(d)	2.62%	1.44%	1.39%	1.16%	1.33%
Portfolio Turnover Rate	8%		85%	9%	52%	23%	54%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

67	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

October 31, 2018 (unaudited)

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal
Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

Wilmington Diversified Income Fund (“Diversified Income Fund“)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a Fair Value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including underlying Exchange Traded Funds (”ETFs“) and Exchange Traded Notes (”ETNs“), is taken from the exchange where the security is primarily traded;

•	swap agreements are valued daily based upon the terms specific to each agreement with its counterparty; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	68

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to recognize transfers into or out of level 3. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
International Fund
Bank of Montreal	$4,903,578	$4,903,578	$—	$—
Barclays Capital, Inc.	1,288,403	1,288,403	—	—
Daiwa Capital Markets America	4,903,578	4,903,578	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,903,578	4,903,578	—	—
Nomura Securities International, Inc.	4,903,578	4,903,578	—	—
RBC Dominion Securities, Inc.	4,903,578	4,903,578	—	—

	$25,806,293	$25,806,293	$—	$—

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

69	NOTES TO FINANCIAL STATEMENTS (continued)

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Real Asset Fund
Bank of Montreal	$96,686	$96,686	$—	$—
Barclays Capital, Inc.	38,300	38,300	—	—
Citigroup Global Markets, Inc.	96,686	96,686	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc	96,686	96,686	—	—
Nomura Securities International, Inc	96,686	96,686	—	—
RBC Dominion Securities, Inc.	96,686	96,686	—	—

	$521,730	$521,730	$—	$—

Diversified Income Fund
Bank of Montreal	$1,220,555	$1,220,555	$—	$—
Barclays Capital, Inc.	485,485	485,485	—	—
Citigroup Global Markets, Inc.	1,220,555	1,220,555	—	—
Daiwa Capital Markets America	1,220,555	1,220,555	—	—
Nomura Securities International, Inc.	1,220,555	1,220,555	—	—
RBC Dominion Securities, Inc.	1,220,555	1,220,555	—	—

	$6,588,260	$6,588,260	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Reverse Repurchase Agreements – Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the security, and agrees to repurchase the security at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

No Funds had reverse repurchase agreement activity for the six months ended October 31, 2018 and there were no open reverse repurchase agreements as of October 31, 2018.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	70

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months ended October 31, 2018, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statement of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statement of Operations.

For the six months ended October 31, 2018, the Funds had no borrowings.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

71	NOTES TO FINANCIAL STATEMENTS (continued)

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At October 31, 2018, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
International Fund	$24,016,933	$24,016,933	$—
Real Asset Fund	501,677	501,677	—
Diversified Income Fund	6,426,823	6,426,823	—

(1)	Collateral with a value of $25,806,293, $521,730 and $6,588,260, respectively, has been received in connection with securities lending transactions.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

TBA Commitments – “TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBAs may be considered securities in themselves and involve a risk of loss if the value of the TBA changes relative to our “basis” in the position prior to the settlement date. Unsettled TBAs are valued according to the procedures described in the section entitled “Investment Valuation.”

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, financial futures contracts and swaps, may exceed amounts recognized on the statements of assets and liabilities.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Real Asset Fund used interest rate options and options on swaps to enhance returns, and manage interest rate risk, inflation risk, credit risk and volatility exposures. The Real Asset Fund used foreign currency options as a short or long hedge against possible variations in foreign exchange rates or as a means to gain exposure to foreign currencies.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	72

in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. The Global Alpha Equities Fund used foreign exchange futures contracts to gain exposure to the foreign currency markets both on a long and short strategy. The Global Alpha Equities Fund also used equity index futures contracts to manage equity market net and gross exposure. The Real Asset Fund used futures contracts to manage interest rate exposure, adjust duration and curve exposure and to gain exposure to foreign interest rates. The Real Asset Fund also used money market futures during the period in order to adjust the portfolio’s interest rate exposure on the front-end of the yield curve and to adjust the overall duration positioning of the portfolio.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Centrally cleared swap agreements are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap agreement, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (“variation margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.

Interest rate swap agreements – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The Real Asset Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the portfolio entered into interest rate swap agreements. Additionally, the portfolio invested in interest rate swaps as a risk-neutral substitute for physical securities, to obtain exposure in markets where no physical securities were available, and to refine the risk exposure in the portfolio (i.e. duration, inflation, credit, maturity mix, etc.).

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

73	NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. The Real Asset Fund uses credit default swaps on corporate and sovereign issues to take an active long position with respect to the likelihood of a particular issuer’s default. The Real Asset Fund also used credit default swaps on credit indices to adjust the portfolio’s overall credit exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of October 31, 2018.

Location on the Statement of Assets and Liabilities

Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts.**	Unrealized depreciation on forward foreign currency contracts.**

Interest rate contracts	Variation margin receivable for financial futures contracts.*	Variation margin payable for financial futures contracts.*

	Investments in securities, at value.	Written options, at value.

	Variation margin receivable for centrally cleared swap agreements.*	Variation margin payable for centrally cleared swap agreements.*

	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**

Credit Contracts	Variation margin receivable for centrally cleared swap agreements.*	Variation margin payable for centrally cleared swap agreements.*

	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**

Written options, at value

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap agreements and financial futures contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until October 31, 2018.

**The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	74

		Asset Derivative Fair Value

Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$400	$—	$400	$—	$—

Totals	$400	$—	$400	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$5,127,682	$5,127,682	$—	$—	$—
Forward Foreign Currency Contracts	292,746	—	292,746	—	—

Totals	$5,420,428	$5,127,682	$292,746	$—	$—

Real Asset Fund
Financial Futures Contracts	$212,721	$—	$—	$212,721	$—
Forward Foreign Currency Contracts	223,621	—	223,621	—	—
Purchased Options	47	—	—	47	—
Written Options	58,023	—	—	58,023	—
Swap Agreements	662,205	—	—	591,609	70,596

Totals	$1,156,617	$—	$223,621	$862,400	$70,596

		Liability Derivative Fair Value

Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$911,851	$911,851	$—	$—	$—
Forward Foreign Currency Contracts	601	—	601	—	—

Totals	$912,452	$911,851	$601	$—	$—

Global Alpha Equities Fund
Forward Foreign Currency Contracts	$70	$—	$70	$—	$—

Totals	$70	$—	$70	$—	$—

Real Asset Fund
Financial Futures Contracts	$98,232	$—	$—	$98,232	$—
Forward Foreign Currency Contracts	41,170	—	41,170	—	—
Written Options	19,573	—	—	19,573	—
Swap Contracts	370,862	—	—	365,243	5,619

Totals	$529,837	$—	$41,170	$483,048	$5,619

The effect of derivative instruments on the Statements of Operations for the six months ended October 31, 2018 are as follows:

Derivative Type	Location on the Statement of Operations
Equity contracts	Net realized gain (loss) on financial futures contracts.
Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts and written options.
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

Interest rate contracts	Net realized gain (loss) on financial futures contracts, purchased options, written options and swap agreements.
Net change in unrealized appreciation (depreciation) on financial futures contracts, purchased options, written options and swap agreements.

Credit contracts	Net realized gain (loss) on written options and swap agreements.
Net change in unrealized appreciation (depreciation) on written options and swap agreements.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

75	NOTES TO FINANCIAL STATEMENTS (continued)

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations

Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$33,081	$33,081	$—	$—	$—
Forward Foreign Currency Contracts	16,840	—	16,840	—	—

Totals	$49,921	$33,081	$16,840	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$(744,044)	$(744,044)	—	$—	$—
Forward Foreign Currency Contracts	875,635	—	875,635	—	—

Totals	$131,591	$(744,044)	$875,635	$—	$—

Real Asset Fund
Financial Futures Contracts	$(159,137)	$—	$—	$(159,137)	$—
Forward Foreign Currency Contracts	564,211	—	564,211	—	—
Purchased Options	(145,636)	—	—	(145,636)	—
Written Options	58,756	—	4,438	42,066	12,252
Swap Agreements	469,368	—	—	516,058	(46,690)

Totals	$787,562	$—	$568,649	$253,351	$(34,438)

		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations

Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$(1,029,265)	$(1,029,265)	$—	$—	$—
Forward Foreign Currency Contracts	850	—	850	—	—

Totals	$(1,028,415)	$(1,029,265)	$850	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$3,465,937	$3,465,937	$—	$—	$—
Forward Foreign Currency Contracts	(20,773)	—	(20,773)	—	—

Totals	$3,445,164	$3,465,937	$(20,773)	$—	$—

Real Asset Fund
Financial Futures Contracts	$211,630	$—	$—	$211,630	$—
Forward Foreign Currency Contracts	(43,745)	—	(43,745)	—	—
Purchased Options	(12,309)	—	—	(12,309)	—
Written Options	18,709	—	—	19,841	(1,132)
Swap Agreements	(210,374)	—	—	(249,488)	39,114

Totals	$(36,089)	$—	$(43,745)	$(30,326)	$37,982

The average volume of derivative activities for the six months ended October 31, 2018 are as follows.

	Asset Derivative Volume

Fund	Purchased Options[1]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]

International Fund	$—	$8,160,893	$236,154
Global Alpha Equities Fund	—	—	191,977
Real Asset Fund	48,710	6,242,031	7,612,087

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	76

	Liability Derivative Volume

Fund	Written Options[3]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]

International Fund	$—	$—	$494,806
Global Alpha Equities Fund	—	75,547,591	16,222,586
Real Asset Fund	109,213	15,413,995	16,371,590

Fund	Interest Rate Swap Agreements[4]	Swap Volume Credit Default Swap Agreements (purchase protection)[4]	Credit Default Swap Agreements (sell protection)[4]

Real Asset Fund	$178,701,667	$3,960,000	$800,000

1Cost.

2Contract Value.

3Premiums Received.

4Notional Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$400	$601

Total derivative assets and liabilities in the Statements of Assets and Liabilities	400	601
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$400	$601

Global Alpha Equities Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$292,746	$70

Total derivative assets and liabilities in the Statements of Assets and Liabilities	292,746	70
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$292,746	$70

Real Asset Fund
Derivative Financial Instruments:
Financial futures contracts	$65,255	$26,691
Forward foreign currency contracts	223,621	41,170
Options	58,070	19,573
Swap Agreements	91,371	95,399

Total derivative assets and liabilities in the Statements of Assets and Liabilities	438,317	182,833
Derivatives not subject to a MA or similar agreement	96,355	37,804

Total assets and liabilities subject to a MA	$341,962	$145,029

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

77	NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2018, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
International Fund

Bank of New York Mellon	$400	$(400)	$—	$—	$—

Total Derivative Assets	$400	$(400)	$—	$—	$—

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of New York Mellon	$(601)	$400	$—	$—	$(201)

Total Derivative Liabilities	$(601)	$400	$—	$—	$(201)

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Global Alpha Equities Fund

Bank of Montreal	$33,432	$—	$—	$—	$33,432
Barclays Bank International	41,543	—	—	—	41,543
BNP Paribas SA	2		—	—	2
Credit Suisse International	90	—	—	—	90
JP Morgan Chase Bank, N.A.	125,908	—	—	—	125,908
Royal Bank of Canada	24	(19)	—	—	5
State Street Corp.	91,747	—	—	—	91,747

Total Derivative Assets	$292,746	$(19)	$—	$—	$292,727

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of New York Mellon	$(14)	$—	$—	$—	$(14)
Goldman Sachs Bank USA	(37)	—	—	—	(37)
Royal Bank of Canada	(19)	19	—	—	—

Total Derivative Liabilities	$(70)	$19	$—	$—	$(51)

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Real Asset Fund

Bank of America NA	$76,036	$(5,849)	$—	$—	$70,187
Barclays Bank PLC	2,805	(883)	—	—	1,922
Citigroup Global Markets	61,094	(14,255)	—	—	46,839
Credit Suisse International	1,160	(914)	—	—	246
Deutsche Bank AG	2,858	(2,858)	—	—	—
Goldman Sachs Bank USA	18,976	(6,934)	—	—	12,042
HSBC Bank USA, N.A.	72,565	(8,286)	—	(60,000)	4,279
JP Morgan Chase Bank, N.A.	100,299	(4,135)	—	(100,000)	(3,836)
Societe Generale Securities	6,169	(6,169)	—	—	—

Total Derivative Assets	$341,962	$(50,283)	$—	$(160,000)	$131,679

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	78

Fund/Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Real Asset Fund

Bank of America NA	$(5,849)	$5,849	$—	$—	$—
Barclays Bank International	(883)	883	—	—	—
Citibank NA	(4,313)	—	—	—	(4,313)
Citigroup Global Markets	(14,255)	14,255	—	—	—
Credit Suisse International	(914)	914	—	—	—
Deutsche Bank AG	(3,110)	2,858	—	—	(252)
Goldman Sachs Bank USA	(6,934)	6,934	—	—	—
HSBC Bank USA, N.A.	(8,286)	8,286	—	—	—
JP Morgan Chase Bank, N.A.	(4,135)	4,135	—	—	—
Morgan Stanley Capital Services LLC	(89,908)	—	—	—	(89,908)
Societe Generale Securities	(6,442)	6,169	—	—	(273)

Total Derivative Liabilities	$(145,029)	$50,283	$—	$—	$(94,746)

(1)Excess of collateral received is not shown for financial reporting purposes.

(2)Net amount represents the net amount receivable in the event of default.

(3)Excess of collateral pledged is not shown for financial reporting purposes.

(4)Net amount represents the net amount payable due in the event of default.

4.	FEDERAL TAX INFORMATION

As of April 30, 2018, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2017, 2016 and 2015, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, capital gain or loss as a result of paydown activity, mark to market of passive foreign investment companies and losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of a class of the Funds.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2018		2017

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$6,083,161	$—	$5,732,724	$—
Global Alpha Equities Fund	1,747,469	—	302,700	—
Real Asset Fund	8,841,494	—	—	—
Diversified Income Fund	928,171	4,885,048	524,909	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
International Fund	$2,938,407	$5,260,990	$—	$86,021,307	$—	$—
Global Alpha Equities Fund	187,993	—	2	10,729,951	(9,512,373)	—
Real Asset Fund	933,683	—	(268,241)	19,354,076	(20,419,366)	—
Diversified Income Fund	147,981	43,947	1	580,693	—	—

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

79	NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2018, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
Global Alpha Equities Fund	$7,178,897	$2,333,476	$9,512,373
Real Asset Fund	7,011,411	13,407,955	20,419,366

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
International Fund	0.45%
Global Alpha Equities Fund	0.95%
Real Asset Fund	0.45%
Diversified Income Fund	0.40%

The International Fund, Global Alpha Equities Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	80

Fund	Gross Fees	Fees Waived/ Reimbursed	Current Fee as a % of average net asset of the Fund/Allocated Net Assets for Sub-advisors
International Fund
WFMC	$1,437,457	$(710,751)	0.45%
Sub-advisors:
Allianz Global Investors U.S. LLC	142,388	—	0.38% on assets allocated to the Europe Equity Growth Select Strategy;
	96,085	—	0.25% on assets allocated to the High Dividend Europe Strategy.
AXA Investment Managers, Inc.	199,343	—	0.43% on the first $150 million; and
			0.41% on assets in excess of $150 million
Berenberg Asset Management LLC	126,641	—	0.27%
Nikko Asset Management Americas, Inc.	187,001	—	0.32%
Schroder Investment Management North America, Inc.	382,517	—	0.50%

Total(a)	$2,571,432	$(710,751)

Global Alpha Equities Fund
WFMC	$730,751	$(481,017)	0.95%
Sub-advisor:
Wellington Management Company LLP	423,066	—	0.55%

Total(b)	$1,153,817	$(481,017)

Real Asset Fund
WFMC	$692,046	$(172,745)

0.45% on all Assets except assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.

Sub-advisors:
Pacific Investment Management Company LLC	82,783	—	0.25%
Parametric Portfolio Associates LLC	78,825	—	0.25% on the first $20 million in assets;
			0.20% of the next $20 million in assets; and
			0.15% of assets in excess of $40 million

Total(c)	$853,654	$(172,745)

Diversified Income Fund
WFMC	$83,758	$(180,842)	0.40%

(a)	The total gross advisory and sub-advisory fees during the period were 0.80% for the International Fund
(b)	The total gross advisory and sub-advisory fees during the period were 1.50% for the Global Alpha Equities Fund
(c)	The total gross advisory and sub-advisory fees during the period were 0.56% for the Real Asset Fund

WFMC and the Funds’ shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

	Current Contractual Expense Limitations		Current Termination
Fund	Class A	Class I	Date
International Fund*	0.98%	0.85%	8/31/19
Global Alpha Equities Fund**	1.49%	1.24%	8/31/19
Real Asset Fund	0.96%	0.71%	8/31/19
Diversified Income Fund***	0.59%	0.34%	8/31/19

*Prior to August 31, 2018, the International Fund’s contractual expense limitation was 1.04% and 0.91% for Class A and Class I, respectively.

**Prior to August 31, 2018, the Global Alpha Equities Fund’s contractual expense limitation was 1.50% and 1.25% for Class A and Class I, respectively.

***Prior to August 31, 2018, the Diversified Income Fund’s contractual expense limitation was 0.62% and 0.37% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC,

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

81	NOTES TO FINANCIAL STATEMENTS (continued)

in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion
BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the six months ended October 31, 2018, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee –The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the six months ended October 31, 2018, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
International Fund	$2,633
Global Alpha Equities Fund	59
Real Asset Fund	961
Diversified Income Fund	46,532

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the six months ended October 31, 2018, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
International Fund	$149
Real Asset Fund	695
Diversified Income Fund	11,205

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the six months ended October 31, 2018, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$363,526

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	82

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities for the six months ended October 31, 2018 were as follows:

	Investments

Fund	Purchases	Sales
International Fund	$204,705,136	$213,411,908
Global Alpha Equities Fund	42,376,299	44,734,889
Real Asset Fund	91,948,819	85,274,604
Diversified Income Fund	3,033,550	4,095,978

Purchases and sales of investments of U.S. Government Securities for the six months ended October 31, 2018 were as follows:

	U.S. Government Securities

Fund	Purchases	Sales
Real Asset Fund	$538,493,102	$537,096,729

7.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Funds did not utilize the LOC for the six months ended October 31, 2018.

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

83	NOTES TO FINANCIAL STATEMENTS (continued)

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

84

DISCUSSION OF RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Renewal of Advisory and Sub-Advisory Agreements Generally

At a meeting held on September 5-6, 2018 (the “September Meeting”), the Board of Trustees of the Trust agreed to approve the renewal of the Trust’s investment advisory agreements and sub-advisory agreements (the “Advisory Agreements”). The agreement renewal process was divided into two Board meetings and an executive session of the Independent Trustees of the Trust to consider information relating to each Fund of the Trust, as generally described below.

On July 18, 2018, the Board held a special meeting (the “July Special Meeting”) with personnel of Wilmington Funds Management Corporation (“WFMC”) and Wilmington Trust Investment Advisors, Inc. (“WTIA,” and together with WFMC, the “Adviser”) and independent counsel to the Independent Trustees (“Counsel”) concerning the Advisory Agreements between the three multi-manager Funds (the “Sub-Advised Funds”) and their respective sub-advisers (the “Sub-Advisers”). The Adviser provided the Board with an initial basis for the approval of each such Advisory Agreement and discussed with the Board a variety of information about the Sub-Advised Funds and their Sub-Advisers, including information that each Sub-Adviser provided in response to a written request from Counsel on behalf of the Trustees concerning its investment advisory services, operations, compliance program, and other matters.

On August 28, 2018, the Independent Trustees met in executive session (the “August Executive Session”) with Counsel to give preliminary consideration to information bearing on the continuation of the Advisory Agreements with the Adviser and to continue the evaluation of the Advisory Agreements with the Sub-Advisers, as appropriate. The Independent Trustees evaluated the information that the Adviser provided in response to a written request from Counsel on behalf of the Trustees and developed a request for additional and clarifying information that was responded to by the Adviser and discussed at the September Meeting.

In agreeing to renew the Advisory Agreements, the Board considered, among other things.

•

Information about the nature and quality of the services provided by the Adviser, including management style, particular investment strategies, and prevailing market conditions experienced in the prior year; the fees and expenses of each Fund, including any applicable fee waiver or expense cap; the costs of the services and potential economies of scale; and fallout or ancillary benefits to the Adviser from managing each Fund;

•	Reports from a leading independent source of mutual fund industry data describing, on a Fund-by-Fund basis, peer comparisons of fee and expense data;

•	Reports from a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, peer comparative performance data;

•	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods) compared with the Fund’s benchmark(s) and custom peer groups, as applicable.

•	Information about fees paid by other clients of the Adviser (and each Sub-Adviser, as relevant and available) that have substantially similar investment objectives to a corresponding Fund;

•

The nature and quality of the services provided by the Adviser with respect to the Sub-Advisers, and the Adviser’s evaluation and recommendation of the approval of the renewal of the Advisory Agreements with each Sub-Adviser;

•

For each Sub-Adviser: the nature and quality of services provided; the costs of those services, as available; the potential for economies of scale; potential fall-out benefits to the Sub-Adviser; and the financial stability of the Sub-Adviser, and its parent companies as relevant; and

•	The financial stability of the Adviser and each Sub-Adviser and their parent companies, when relevant

During the agreement renewal process, the Board reviewed, considered and discussed, among themselves and with the Adviser and Counsel, the information described above. Counsel advised the Independent Trustees on their responsibilities under state and federal law with respect to the renewals and met with the Independent Trustees in several executive sessions. The Board also considered reports provided by the Adviser throughout the year concerning each Fund with respect to, among other things, investment, compliance and operational matters; brokerage and portfolio transactions; allocation of soft dollars for research products and services; portfolio turnover rates; and other benefits from the allocation of brokerage. The Board took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy or implemented by the Adviser at its discretion. The Board considered the Adviser’s profitability in providing services under the Advisory Agreements and concluded that, for each Fund, the level of profitability did not appear unreasonably high.

At the September Meeting, the Board approved the renewal of the Advisory Agreements, based on all of the relevant information and factors, none of which was individually determinative of the outcome, and concluded the following:

•

The nature and extent of the investment advisory services to be provided to each Fund by the Adviser, and each Sub-Adviser as applicable, were consistent with the terms of the relevant Advisory Agreements;

•	The prospects for satisfactory investment performance were reasonable; and

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

85	Semi-Annual Report

•	Renewal of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Wilmington International Fund

The Fund is sub-advised by AllianzGI U.S. LLC; AXA Investment Managers, Inc.; Berenberg Asset Management LLC; Nikko Asset Management Americas, Inc.; and Schroder Investment Management North America, Inc.

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered the performance of each Sub-Adviser against an appropriate benchmark, and that the Fund had achieved total return performance at the peer group average for the one-year period and slightly below the peer group average for the three- and five-year periods ended June 30, 2018. The Board also considered management’s explanation of the Fund’s underperformance and its view that the Fund’s performance had improved since the replacement of all of the Fund’s Sub-Advisers with the Fund’s current Sub-Advisers in September 2016. The Board also considered management’s view that the Fund’s performance has generally been above average compared to its custom peer group.

The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington Global Alpha Equities Fund

The Fund is sub-advised by Wellington Management Company LLP.

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance above the peer group average for the one-, three- and five-year periods ended June 30, 2018.

The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington Real Asset Fund

The Fund is sub-advised by Pacific Investment Management Company, LLC and Parametric Portfolio Associates LLC.

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance above the peer group average for the one-year period and below the peer group average for the three- and five-year periods ended June 30, 2018. The Board considered management’s explanation of the Fund’s underperformance and the Fund’s continued prospects for improved performance in the coming year, including restructuring of the Fund in 2017 to increase the Fund’s diversification of investments. The Board also considered management’s view that the Fund’s performance has generally been above average compared to its custom peer group.

The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington Diversified Income Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund achieved total return performance slightly below the peer group average for the one-year period and below the peer group average for the three- and five-year periods ended June 30, 2018. The Board considered that the Fund’s equity strategies are aligned with a value style of investing, while the Fund’s peer group funds generally follow a core style of investing. The Board also considered the Fund’s investment objective and strategy changes, which went into effect in June 2017, and the Fund’s prospects for continued improved performance in the coming year. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreement.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

86

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 3:00 p.m. Eastern Time on November 9, 2018, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.     To elect Nicholas A. Giordano, Robert H. Arnold, Gregory P. Chandler, Richard B. Seidel, and Donald E. Foley (the “Current Trustees”) as Independent Trustees of the Trust; and to elect Dominick J. D’Eramo (the “New Trustee”) as an Interested Trustee of the Trust.

All shareholders of record at the close of business on September 7, 2018 were entitled to attend or submit proxies. As of the record date the Trust had 7,538,731,279 shares outstanding and 3,225,536,708 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 42.8% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Current and New Trustees. The results of the voting for the proposal were as follows:

Current Trustees	Votes For	Votes Withheld	% of Votes For
Nicholas A. Giordano	3,156,182,828	69,353,880	97.85%
Robert H. Arnold	3,198,330,254	27,206,454	99.16%
Gregory P. Chandler	3,143,390,979	82,145,729	97.45%
Richard B. Seidel	3,188,307,971	37,228,737	98.85%
Donald E. Foley	3,136,752,066	88,784,642	97.25%

New Trustee	Votes For	Votes Withheld	% of Votes For
Dominick J. D’Eramo	3,203,473,453	22,063,255	99.32%

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Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

88

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

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•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

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Investment Advisor	Distributor
Wilmington Funds Management Corp.	ALPS Distributors, Inc.
1100 North Market Street	1290 Broadway, Suite 1100
9th Floor

Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent

and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Wilmington, DE 19890
Sub-Advisor
Wilmington Trust Investment Advisors, Inc.
1100 North Market Street
9th Floor
Wilmington, DE 19890
Additional Sub-Advisors to the
Wilmington International Fund
Allianz Global Investors U.S. LLC
1633 Broadway
New York, New York 10019
AXA Investment Managers, Inc.
100 West Putnam Avenue
Greenwich, Connecticut 06830
Berenberg Asset Management LLC
330 N. Wabash Avenue, 39th floor
Chicago, Illinois 60611
Nikko Asset Management Americas, Inc.
535 Madison Avenue, Suite 2500
New York, New York 10022
Schroder Investment Management North America, Inc.
875 Third Avenue
New York, New York 10022

Additional Sub-Advisors to the
Wilmington Global Alpha Equities Fund
Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210

Additional Sub-Advisors to the
Wilmington Real Asset Fund
Pacific Investment Management Company, LLC
(“PIMCO”)
840 Newport Center Drive
Newport Beach, CA 92660
Parametric Portfolio Associates, LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

WT-SAR-MMgr-1018

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

October 31, 2018 (unaudited)

PRESIDENT’S MESSAGE AND

Semi-Annual
Report

WILMINGTON FUNDS

Fixed Income Funds

Wilmington Broad Market Bond Fund Wilmington Intermediate-Term Bond Fund Wilmington Short-Term Bond Fund Wilmington Municipal Bond Fund Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Semi-Annual Report of the Wilmington Funds (the “Trust”), covering the semi-annual fiscal year period of May 1, 2018, through October 31, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s semi-annual fiscal year period.

The economy

The U.S. economy has continued to exhibit strength, evidenced by a strong labor market and robust consumer. After a slow start to the year, the U.S. delivered the fastest pace of Gross Domestic Product growth in the second and third quarters since 2014, growing 4.2% and 3.5% quarter over quarter, respectively. The labor market has continued to tighten, with the unemployment rate dropping to 3.7%, the lowest level since 1969. During the period, the Federal Reserve raised its target rate twice, to a range of 2.0%–2.25%. Inflation has picked up to the Fed’s target of 2.0% year over year for the Core Personal Consumption Expenditure Price Index (excludes the volatile components of food and energy), but we expect the trajectory of inflation to level off from here. If inflation remains contained, we see little reason for the Fed to hike rates aggressively in 2019, particularly if it risks inverting the yield curve.

Outside of the U.S. the picture is less constructive. Economic activity in Europe and China has slowed from 2017’s robust pace but is continuing to expand. Emerging markets have struggled alongside a strengthening dollar. Business confidence and corporate spending plans outside of the U.S. have also been weighed down by trade tensions. The pace of economic growth in 2019 hinges on resolution of trade disagreements between the U.S. and China.

Bond markets

Fixed income markets suffered during the period as interest rates rose. In particular, bond markets witnessed a sharp increase in the 10-year Treasury yield* in early September, following strong U.S. economic data and hawkish comments from Fed Chair Powell about the pace of future rate hikes. Investment-grade credit suffered the most within the fixed income space, as supply outpaced demand. Taxable high-yield bonds held in well despite a retracement of risk sentiment in October.

For the 6-month period May 1, 2018 to October 31, 2018, certain Bloomberg indices performed as follows1:

Bloomberg	Bloomberg	Bloomberg	Bloomberg	Bloomberg
Barclays U.S.	Barclays U.S.	Barclays U.S.	Barclays	Barclays U.S.
Treasury Bond	Aggregate Bond	Credit Bond	Municipal Bond	Corporate High Yield
Index[2]	Index[3]	Index[4]	Index[5]	Bond Index[6]
-0.16%	-0.19%	-0.49%	0.46%	1.14%

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large cap equities stood out as the outperformer during the period. A combination of strong corporate earnings (aided by tax cuts), robust U.S. economic activity, and deregulation helped drive market gains. However, volatility rose in October, wiping out significant gains across markets. While U.S. large-cap equities remained fairly impervious to trade tensions early in the year, fears that U.S. growth could slow from tariffs contributed to the October selloff. An interest rate scare weighed on U.S. small cap as well, given the asset class’ greater sensitivity to interest rates. International equity markets remain unloved, particularly given the outlook for slowing growth and the overhang of trade. Valuations for U.S. equities lowered during the period and are back at around long-term averages. International equity valuations have come down even further, with emerging markets valuations appearing attractive relative to history.

*	10-year Treasury yield is widely considered to be one of the safest investment vehicles in the world due to their backing by the U.S. Government.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

ii

For the 6-month period May 1, 2018 to October 31, 2018, certain stock market indices performed as follows:

	Russell		MSCI Emerging
S&P 500®	2000®	MSCI EAFE	Markets (Net)
Index[7]	Index[8]	(Net) Index[9]	Index[10]
3.40%	-1.37%	-9.92%	-16.53%

Source: Lipper. You cannot invest directly in an index.

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

Sincerely,

Dominick J. D’Eramo, CFA

President

November 16, 2018

October 31, 2018 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1.   Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

2.   Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3.   Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate-to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

4.   Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

5.   Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

6.   Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

7.   The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

8.   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

9.   MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

10. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

1

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$997.30	$4.18	0.83%

Class I	$1,000.00	$998.80	$2.47	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.02	$4.23	0.83%

Class I	$1,000.00	$1,022.74	$2.50	0.49%

WILMINGTON INTERMEDIATE-TERM BOND FUND

Actual

Class A	$1,000.00	$1,005.40	$4.04	0.80%

Class I	$1,000.00	$1,005.90	$2.48	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.17	$4.08	0.80%

Class I	$1,000.00	$1,022.74	$2.50	0.49%

WILMINGTON SHORT-TERM BOND FUND

Actual

Class A	$1,000.00	$1,006.50	$3.69	0.73%

Class I	$1,000.00	$1,007.70	$2.43	0.48%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.53	$3.72	0.73%

Class I	$1,000.00	$1,022.79	$2.45	0.48%

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

2

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,001.90	$3.73	0.74%

Class I	$1,000.00	$1,003.10	$2.47	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.48	$3.77	0.74%

Class I	$1,000.00	$1,022.74	$2.50	0.49%

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$998.60	$4.18	0.83%

Class I	$1,000.00	$999.90	$2.92	0.58%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.02	$4.23	0.83%

Class I	$1,000.00	$1,022.28	$2.96	0.58%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

3

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	45.1%
U.S. Treasury	30.7%
Mortgage-Backed Securities	20.7%
Commercial Paper	2.5%
Government Agencies	1.0%
Collateralized Mortgage Obligations	0.4%
Asset-Backed Security	0.1%
Enhanced Equipment Trust Certificates	0.1%
Cash Equivalents[1]	2.4%
Other Assets and Liabilities – Net[2]	(3.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	22.0%
U.S. Treasury	30.7%
AA / Aa	0.3%
A / A	8.5%
BBB / Baa	34.9%
BB / Ba	1.7%
Not Rated	4.9%
Other Assets and Liabilities – Net[2]	(3.0)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.1%

FINANCIAL SERVICES – 0.1%

LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26Ω	$393,714	$406,794

TOTAL ASSET-BACKED SECURITY (COST $393,714)		$406,794

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 2005-29, Class WC, 4.75%, 4/25/35	21,759	22,229

Series 2012-114, Class VM, 3.50%, 10/25/25	1,581,559	1,591,997

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,614,226

WHOLE LOAN – 0.1%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.86%, 2/25/34Δ	79,356	80,970

Description	Par Value	Value

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	$18,018	$18,041

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.40%, 11/25/35Δ	131,364	129,728

WaMu Mortgage Pass-Through Certificates, Series 2004-CB1, Class 1A, 5.25%, 6/25/19	57,838	58,059

TOTAL WHOLE LOAN		$286,798

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,071,992)		$1,901,024

COMMERCIAL PAPER – 2.5%◆

Johnson Controls International PLC, 2.35%, 11/01/18Ω	6,000,000	5,999,608

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	4

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Kroger Co. (The), 2.35%, 11/01/18Ω	$6,500,000	$6,499,576

TOTAL COMMERCIAL PAPER		$12,499,184

TOTAL COMMERCIAL PAPER (COST $12,500,000)		$12,499,184

CORPORATE BONDS – 45.1%

AEROSPACE & DEFENSE – 1.6%

Lockheed Martin Corp., Sr. Unsecured, 1.85%, 11/23/18	2,000,000	1,999,170

Lockheed Martin Corp., Sr. Unsecured, 4.70%, 5/15/46	975,000	996,207

Northrop Grumman Corp., Sr. Unsecured, 2.93%, 1/15/25	1,000,000	942,534

Northrop Grumman Corp., Sr. Unsecured, 4.03%, 10/15/47	1,765,000	1,583,006

Rockwell Collins, Inc., Sr. Unsecured, 3.50%, 3/15/27	1,600,000	1,508,164

United Technologies Corp., Sr. Unsecured, (3 Month USD LIBOR + 0.65%), 2.97%, 8/16/21Δ	1,175,000	1,178,513

TOTAL AEROSPACE & DEFENSE		$8,207,594

AUTOMOTIVE – 1.7%

Daimler Finance North America LLC, Company Guaranteed, 1.50%, 7/05/19Ω	2,000,000	1,978,962

Daimler Finance North America LLC, Company Guaranteed, 2.30%, 1/06/20Ω	2,000,000	1,975,385

Daimler Finance North America LLC, Company Guaranteed, 3.88%, 9/15/21Ω	250,000	251,030

Ford Motor Credit Co. LLC, Sr. Unsecured, 5.75%, 2/01/21	500,000	513,379

Ford Motor Credit Co. LLC, Sr. Unsecured, 4.25%, 9/20/22	450,000	442,627

General Motors Co., Sr. Unsecured, 6.25%, 10/02/43	1,000,000	960,267

General Motors Financial Co., Inc., Company Guaranteed, 2.40%, 5/09/19	1,430,000	1,424,760

General Motors Financial Co., Inc., Company Guaranteed, 2.35%, 10/04/19	1,000,000	990,210

TOTAL AUTOMOTIVE		$8,536,620

BEVERAGES – 0.9%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 2/01/46	1,125,000	1,066,209

Keurig Dr. Pepper, Inc., Company Guaranteed, 2.60%, 1/15/19	1,900,000	1,898,033

Keurig Dr. Pepper, Inc., Company Guaranteed, 2.53%, 11/15/21	1,000,000	963,195

Keurig Dr. Pepper, Inc., Company Guaranteed, 5.09%, 5/25/48#,Ω	700,000	671,171

TOTAL BEVERAGES		$4,598,608

BIOTECHNOLOGY – 0.9%

Amgen, Inc., Sr. Unsecured, 2.13%, 5/01/20	2,000,000	1,968,237

Description	Par Value	Value

Celgene Corp., Sr. Unsecured, 2.25%, 5/15/19	$1,500,000	$1,494,685

Celgene Corp., Sr. Unsecured, 2.75%, 2/15/23	1,305,000	1,242,355

TOTAL BIOTECHNOLOGY		$4,705,277

BUILDING PRODUCTS – 0.0%**

Johnson Controls International PLC, (Current rate until maturity), Sr. Unsecured, 4.63%, 7/02/44ÿ	100,000	94,237

CAPITAL MARKETS – 1.9%

Bank of New York Mellon Corp. (The), Subordinated, MTN, 3.00%, 10/30/28	775,000	700,664

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.16%), 3.64%, 4/23/20Δ	425,000	429,711

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.53%, 9/15/20Δ	1,425,000	1,446,698

Goldman Sachs Group, Inc. (The), Sr. Unsecured, 3.00%, 4/26/22	915,000	892,915

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	800,000	758,858

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.51%), 3.69%, 6/05/28Δ	2,080,000	1,959,114

Morgan Stanley, Sr. Unsecured, GMTN, (3 Month USD LIBOR + 0.55%), 2.89%, 2/10/21Δ	1,625,000	1,623,605

Morgan Stanley, Sr. Unsecured, MTN, 3.13%, 7/27/26	340,000	312,574

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	505,000	493,995

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	847,000	829,883

TOTAL CAPITAL MARKETS		$9,448,017

COMMERCIAL BANKS – 4.2%

BB&T Corp., Sr. Unsecured, MTN, 2.45%, 1/15/20	1,640,000	1,627,260

BB&T Corp., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.65%), 3.05%, 4/01/22Δ	2,000,000	2,013,172

Branch Banking & Trust Co., Subordinated, 3.80%, 10/30/26	1,000,000	985,145

Citibank NA, Sr. Unsecured, BKNT, 3.40%, 7/23/21	1,400,000	1,393,954

Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,243,268

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	530,000	535,811

Fifth Third Bank, Sr. Unsecured, BKNT, 1.63%, 9/27/19	2,000,000	1,972,411

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

5	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

KeyCorp, Sr. Unsecured, MTN, 2.90%, 9/15/20	$750,000	$743,767

PNC Bank NA, Sr. Unsecured, BKNT, 2.40%, 10/18/19	1,500,000	1,490,330

PNC Bank NA, Subordinated, BKNT, 2.95%, 1/30/23	350,000	339,491

PNC Financial Services Group, Inc. (The), Subordinated, 3.90%, 4/29/24	1,500,000	1,490,447

SunTrust Banks, Inc., Sr. Unsecured, 2.50%, 5/01/19	2,000,000	1,996,554

SunTrust Banks, Inc., Sr. Unsecured, 2.90%, 3/03/21	1,475,000	1,453,767

US Bancorp, Subordinated, MTN, 2.95%, 7/15/22	2,000,000	1,953,863

US Bank NA, Sr. Unsecured, BKNT, 2.13%, 10/28/19	2,000,000	1,989,021

TOTAL COMMERCIAL BANKS		$21,228,261

COMMERCIAL FINANCE – 0.0%**

General Electric Co., Subordinated, 5.30%, 2/11/21	250,000	256,627

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Total System Services, Inc., Sr. Unsecured, 3.75%, 6/01/23	2,570,000	2,546,635

COMPUTERS – 0.5%

Hewlett Packard Enterprise Co., Sr. Unsecured, 3.60%, 10/15/20	2,350,000	2,350,847

CONSUMER FINANCE – 0.9%

American Express Credit Corp., Sr. Unsecured, MTN, 1.70%, 10/30/19	800,000	788,653

American Express Credit Corp., Sr. Unsecured, MTN, 2.20%, 3/03/20	1,000,000	986,806

Capital One Financial Corp., Sr. Unsecured, 2.45%, 4/24/19	750,000	747,991

Capital One Financial Corp., Sr. Unsecured, 2.40%, 10/30/20	1,365,000	1,335,644

Capital One NA, Sr. Unsecured, 2.35%, 1/31/20	1,000,000	987,722

TOTAL CONSUMER FINANCE		$4,846,816

DIVERSIFIED FINANCIAL SERVICES – 2.8%

Bank of America Corp., Sr. Unsecured, MTN, 3.25%, 10/21/27	1,095,000	1,008,145

Bank of America Corp., Subordinated, MTN, 4.25%, 10/22/26	1,000,000	974,624

Berkshire Hathaway Finance Corp., Company Guaranteed, 4.30%, 5/15/43	425,000	415,831

BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	254,979

Charles Schwab Corp. (The), Sr. Unsecured, 4.45%, 7/22/20	250,000	255,012

Description	Par Value	Value

Citigroup, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 2.88%, 7/24/23Δ	$2,060,000	$1,983,032

Citigroup, Inc., Subordinated, 4.13%, 7/25/28	1,650,000	1,569,776

Comerica, Inc., Sr. Unsecured, 3.70%, 7/31/23	1,000,000	993,598

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,210,142

JPMorgan Chase & Co., Sr. Unsecured, 4.63%, 5/10/21	100,000	102,909

JPMorgan Chase & Co., Sr. Unsecured, MTN, 2.30%, 8/15/21	700,000	678,386

JPMorgan Chase & Co., Series W, Jr. Subordinated, (3 Month USD LIBOR + 1.00%), 3.31%, 5/15/47Δ	1,000,000	866,876

Wells Fargo & Co., Sr. Unsecured, 2.10%, 7/26/21	2,000,000	1,924,222

Wells Fargo & Co., Subordinated, MTN, 4.40%, 6/14/46	2,075,000	1,902,396

TOTAL DIVERSIFIED FINANCIAL SERVICES		$14,139,928

ELECTRIC – 2.9%

Baltimore Gas & Electric Co., Sr. Unsecured, 3.50%, 8/15/46	1,550,000	1,310,782

Commonwealth Edison Co., 1st Mortgage, 3.80%, 10/01/42	1,000,000	910,965

Consolidated Edison, Inc., Sr. Unsecured, 2.00%, 5/15/21	750,000	724,418

Dominion Energy, Inc., Sr. Unsecured, 2.50%, 12/01/19	1,500,000	1,489,702

DTE Energy Co., Series F, Sr. Unsecured, 3.85%, 12/01/23	305,000	303,900

Entergy Arkansas, Inc., 1st Mortgage, 4.95%, 12/15/44	1,000,000	982,659

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20#	1,300,000	1,331,550

FirstEnergy Corp., Series B, Sr. Unsecured, 3.90%, 7/15/27	800,000	766,033

FirstEnergy Transmission LLC, Sr. Unsecured, 4.35%, 1/15/25Ω	2,250,000	2,261,525

NextEra Energy Capital Holdings, Inc., Company Guaranteed, 4.50%, 6/01/21	3,000,000	3,058,819

System Energy Resources, Inc., 1st Mortgage, 4.10%, 4/01/23	500,000	499,417

WEC Energy Group, Inc., Sr. Unsecured, 3.38%, 6/15/21	1,000,000	996,983

TOTAL ELECTRIC		$14,636,753

ENVIRONMENTAL CONTROL – 0.5%

Waste Management, Inc., Company Guaranteed, 3.50%, 5/15/24	1,255,000	1,233,984

Waste Management, Inc., Company Guaranteed, 4.10%, 3/01/45	1,520,000	1,442,326

TOTAL ENVIRONMENTAL CONTROL		$2,676,310

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	6

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

FOOD – 0.1%

Kraft Heinz Foods Co., Company Guaranteed, 5.20%, 7/15/45	$500,000	$469,102

FOOD & STAPLES RETAILING – 0.8%

Conagra Brands, Inc., Sr. Unsecured, 5.40%, 11/01/48	665,000	640,703

Kroger Co. (The), Sr. Unsecured, 2.95%, 11/01/21	1,750,000	1,711,856

Kroger Co. (The), Sr. Unsecured, 2.80%, 8/01/22	2,060,000	1,983,837

TOTAL FOOD & STAPLES RETAILING		$4,336,396

FOREST PRODUCTS & PAPER – 0.6%

International Paper Co., Sr. Unsecured, 4.75%, 2/15/22	1,665,000	1,720,186

International Paper Co., Sr. Unsecured, 4.40%, 8/15/47	1,500,000	1,296,915

TOTAL FOREST PRODUCTS & PAPER		$3,017,101

HEALTH CARE EQUIPMENT & SUPPLIES – 2.1%

Becton Dickinson & Co., Sr. Unsecured, 3.70%, 6/06/27	3,000,000	2,817,296

Thermo Fisher Scientific, Inc., Sr. Unsecured, 4.70%, 5/01/20	1,000,000	1,019,113

Thermo Fisher Scientific, Inc., Sr. Unsecured, 4.50%, 3/01/21	2,000,000	2,038,670

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	1,100,000	1,088,191

Zimmer Biomet Holdings, Inc., Sr. Unsecured, 2.70%, 4/01/20	2,650,000	2,620,960

Zimmer Biomet Holdings, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.75%), 3.09%, 3/19/21Δ	1,000,000	1,000,503

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$10,584,733

HEALTH CARE PROVIDERS & SERVICES – 2.5%

Anthem, Inc., Sr. Unsecured, 3.65%, 12/01/27	1,650,000	1,549,386

Cardinal Health, Inc., Sr. Unsecured, 3.08%, 6/15/24	2,080,000	1,954,503

Cardinal Health, Inc., Sr. Unsecured, 4.50%, 11/15/44	650,000	555,754

CVS Health Corp., Sr. Unsecured, 5.05%, 3/25/48	1,510,000	1,477,314

Elanco Animal Health, Inc., Sr. Unsecured, 4.27%, 8/28/23Ω	1,000,000	998,378

Elanco Animal Health, Inc., Sr. Unsecured, 4.90%, 8/28/28Ω	2,000,000	1,977,745

Halfmoon Parent, Inc., Sr. Secured, 3.20%, 9/17/20Ω	2,000,000	1,984,136

Halfmoon Parent, Inc., Sr. Secured, 3.75%, 7/15/23Ω	500,000	495,434

UnitedHealth Group, Inc., Sr. Unsecured, 2.95%, 10/15/27	1,350,000	1,251,507

Description	Par Value	Value

UnitedHealth Group, Inc., Sr. Unsecured, 3.95%, 10/15/42	$290,000	$268,603

TOTAL HEALTH CARE PROVIDERS & SERVICES		$12,512,760

HOME FURNISHINGS – 0.3%

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,542,301

HOUSEHOLD PRODUCTS – 0.1%

Church & Dwight Co., Inc., Sr. Unsecured, 3.95%, 8/01/47	870,000	758,915

INSURANCE – 2.9%

American International Group, Inc., Sr. Unsecured, 3.30%, 3/01/21	3,000,000	2,975,247

American International Group, Inc., Sr. Unsecured, 4.20%, 4/01/28	1,000,000	968,597

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	1,450,000	1,459,575

CNA Financial Corp., Sr. Unsecured, 5.88%, 8/15/20	2,000,000	2,079,304

CNA Financial Corp., Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,055,084

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	950,000	937,445

Lincoln National Corp., Sr. Unsecured, 4.20%, 3/15/22#	1,000,000	1,013,975

Lincoln National Corp., Sr. Unsecured, 3.63%, 12/12/26	1,380,000	1,310,750

Principal Financial Group, Inc., Company Guaranteed, 3.30%, 9/15/22	250,000	246,300

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,026,350

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	1,715,000	1,641,110

TOTAL INSURANCE		$14,713,737

MEDIA – 1.7%

21st Century Fox America, Inc., Company Guaranteed, 4.75%, 11/15/46	1,000,000	1,045,458

CBS Corp., Company Guaranteed, 4.60%, 1/15/45	1,100,000	995,270

Charter Communications Operating LLC, Sr. Secured, 3.58%, 7/23/20	1,500,000	1,499,918

Comcast Corp., Company Guaranteed, 4.95%, 10/15/58	3,000,000	2,951,535

Discovery Communications LLC, Company Guaranteed, 3.95%, 3/20/28	1,000,000	933,890

Warner Media LLC, Company Guaranteed, 4.85%, 7/15/45	1,190,000	1,058,855

TOTAL MEDIA		$8,484,926

METALS & MINING – 0.2%

Barrick Gold Corp., Sr. Unsecured, 5.25%, 4/01/42	1,000,000	1,011,213

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

7	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

MISCELLANEOUS MANUFACTURING – 0.5%

Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed, 2.63%, 5/01/20	$1,135,000	$1,122,232

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	480,000	480,245

Textron, Inc., Sr. Unsecured, 3.88%, 3/01/25	750,000	729,053

TOTAL MISCELLANEOUS MANUFACTURING		$2,331,530

OIL & GAS – 2.2%

Exxon Mobil Corp., Sr. Unsecured, 1.82%, 3/15/19	925,000	922,716

Marathon Oil Corp., Sr. Unsecured, 4.40%, 7/15/27	1,500,000	1,458,237

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	745,000	729,514

Phillips 66, Company Guaranteed, 4.30%, 4/01/22	1,450,000	1,486,111

Schlumberger Holdings Corp., Sr. Unsecured, 3.63%, 12/21/22Ω	1,500,000	1,491,214

Sempra Energy, Sr. Unsecured, 2.85%, 11/15/20	2,870,000	2,828,633

Sempra Energy, Sr. Unsecured, 2.90%, 2/01/23	760,000	731,401

Southern Co. Gas Capital Corp., Company Guaranteed, 3.95%, 10/01/46	1,425,000	1,221,018

Valero Energy Corp., Sr. Unsecured, 4.90%, 3/15/45	563,000	537,885

TOTAL OIL & GAS		$11,406,729

PHARMACEUTICALS – 1.7%

AbbVie, Inc., Sr. Unsecured, 2.50%, 5/14/20	1,485,000	1,466,933

AbbVie, Inc., Sr. Unsecured, 4.25%, 11/14/28	1,235,000	1,187,427

AbbVie, Inc., Sr. Unsecured, 4.40%, 11/06/42	460,000	404,107

AbbVie, Inc., Sr. Unsecured, 4.88%, 11/14/48	2,000,000	1,844,314

Express Scripts Holding Co., Company Guaranteed, 4.80%, 7/15/46	2,000,000	1,891,413

Medco Health Solutions, Inc., Sr. Unsecured, 4.13%, 9/15/20	940,000	949,831

Zoetis, Inc., Sr. Unsecured, 3.95%, 9/12/47	1,005,000	885,042

TOTAL PHARMACEUTICALS		$8,629,067

PIPELINES – 2.3%

Energy Transfer Operating LP, Company Guaranteed, 3.60%, 2/01/23	870,000	851,442

Energy Transfer Operating LP, Company Guaranteed, 5.30%, 4/15/47	2,250,000	2,037,938

Enterprise Products Operating LLC, Company Guaranteed, 2.80%, 2/15/21	1,075,000	1,059,378

Description	Par Value	Value

Enterprise Products Operating LLC, Company Guaranteed, 4.95%, 10/15/54	$500,000	$470,770

Kinder Morgan Energy Partners LP, Company Guaranteed, 2.65%, 2/01/19	1,965,000	1,963,555

Kinder Morgan Energy Partners LP, Company Guaranteed, 5.40%, 9/01/44	1,000,000	968,313

Kinder Morgan, Inc., Company Guaranteed, 5.20%, 3/01/48	2,040,000	1,984,780

MPLX LP, Sr. Unsecured, 4.70%, 4/15/48	1,000,000	882,084

ONEOK Partners LP, Company Guaranteed, 6.20%, 9/15/43	1,000,000	1,062,391

Spectra Energy Partners LP, Sr. Unsecured, 3.50%, 3/15/25	670,000	636,646

TOTAL PIPELINES		$11,917,297

REAL ESTATE INVESTMENT TRUSTS – 3.7%

American Tower Corp., Sr. Unsecured, 3.40%, 2/15/19	2,000,000	2,002,145

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	415,000	428,809

American Tower Corp., Sr. Unsecured, 3.13%, 1/15/27	1,000,000	902,401

AvalonBay Communities, Inc., Sr. Unsecured, GMTN, 3.63%, 10/01/20	1,145,000	1,149,922

AvalonBay Communities, Inc., Sr. Unsecured, MTN, 3.35%, 5/15/27	1,420,000	1,351,401

Digital Realty Trust LP, Company Guaranteed, 3.40%, 10/01/20	2,115,000	2,108,361

Digital Realty Trust LP, Company Guaranteed, 3.63%, 10/01/22	1,100,000	1,088,759

HCP, Inc., Sr. Unsecured, 2.63%, 2/01/20	1,000,000	989,984

HCP, Inc., Sr. Unsecured, 4.00%, 12/01/22	2,000,000	1,985,204

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	450,000	447,041

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.75%, 4/15/23	695,000	681,898

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 5/01/25	915,000	881,883

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.63%, 1/15/28	800,000	735,507

Ventas Realty LP, Company Guaranteed, 2.70%, 4/01/20	3,000,000	2,965,903

Welltower, Inc., Sr. Unsecured, 5.25%, 1/15/22	250,000	260,219

Welltower, Inc., Sr. Unsecured, 4.95%, 9/01/48	1,000,000	960,790

TOTAL REAL ESTATE INVESTMENT TRUSTS		$18,940,227

RETAIL – 0.2%

Nordstrom, Inc., Sr. Unsecured, 5.00%, 1/15/44	1,000,000	899,010

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	8

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

SOFTWARE – 0.6%

Oracle Corp., Sr. Unsecured, 4.30%, 7/08/34	$1,730,000	$1,703,626

Oracle Corp., Sr. Unsecured, 4.00%, 7/15/46	1,300,000	1,175,550

TOTAL SOFTWARE		$2,879,176

TELECOMMUNICATIONS – 1.2%

AT&T, Inc., Sr. Unsecured, 2.38%, 11/27/18	2,000,000	1,999,708

AT&T, Inc., Sr. Unsecured, 4.50%, 5/15/35	845,000	766,451

Cisco Systems, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.34%), 2.68%, 9/20/19Δ	1,600,000	1,604,170

Verizon Communications, Inc., Sr. Unsecured, 4.86%, 8/21/46	2,000,000	1,922,621

TOTAL TELECOMMUNICATIONS		$6,292,950

TRANSPORTATION – 1.1%

FedEx Corp., Company Guaranteed, 4.10%, 2/01/45	685,000	586,981

Norfolk Southern Corp., Sr. Unsecured, 5.90%, 6/15/19	250,000	254,811

Ryder System, Inc., Sr. Unsecured, MTN, 2.45%, 9/03/19	2,450,000	2,436,701

Ryder System, Inc., Sr. Unsecured, MTN, 3.50%, 6/01/21	500,000	498,347

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 9/01/22	980,000	937,709

Union Pacific Corp., Sr. Unsecured, 4.38%, 11/15/65	1,000,000	881,700

TOTAL TRANSPORTATION		$5,596,249

TRUCKING & LEASING – 1.0%

GATX Corp., Sr. Unsecured, 2.60%, 3/30/20	2,000,000	1,974,853

GATX Corp., Sr. Unsecured, 3.25%, 9/15/26	1,065,000	970,654

GATX Corp., Sr. Unsecured, 3.85%, 3/30/27	1,500,000	1,415,784

GATX Corp., Sr. Unsecured, 5.20%, 3/15/44	640,000	644,950

TOTAL TRUCKING & LEASING		$5,006,241

TOTAL CORPORATE BONDS (COST $236,164,533)		$229,602,190

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.1%

AIRLINES – 0.1%

American Airlines 2011-1, Series A, Pass-Through Certificates, 5.25%, 1/31/21	216,269	222,174

Description	Par Value	Value

Continental Airlines 2009-2, Series A, Pass-Through Certificates, 7.25%, 11/10/19	$152,331	$157,663

Delta Air Lines, 2007-1, Series A, Pass-Through Certificates, 6.82%, 8/10/22	221,948	240,194

Delta Air Lines, 2009-1, Series A, Pass-Through Certificates, 7.75%, 12/17/19	132,673	137,792

TOTAL AIRLINES		$757,823

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $723,221)		$757,823

GOVERNMENT AGENCIES – 1.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.7%

1.25%, 10/02/19	1,300,000	1,282,843

1.75%, 5/30/19	2,000,000	1,990,809

2.38%, 1/13/22	125,000	122,704

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,396,356

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

6.25%, 5/15/29	750,000	937,485

7.25%, 5/15/30	400,000	544,397

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,481,882

TOTAL GOVERNMENT AGENCIES (COST $4,762,557)		$4,878,238

MORTGAGE-BACKED SECURITIES – 20.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 8.0%

Pool B17616, 5.50%, 1/01/20	15,507	15,594

Pool G12709, 5.00%, 7/01/22	26,589	27,443

Pool C00478, 8.50%, 9/01/26	11,421	13,210

Pool E09010, 2.50%, 9/01/27	809,299	782,384

Pool G18497, 3.00%, 1/01/29	102,266	100,555

Pool C01272, 6.00%, 12/01/31	21,254	23,010

Pool A13990, 4.50%, 10/01/33	19,692	20,055

Pool G01625, 5.00%, 11/01/33	28,872	30,490

Pool G08097, 6.50%, 11/01/35	14,140	15,609

Pool G02296, 5.00%, 6/01/36	154,338	163,293

Pool G02390, 6.00%, 9/01/36	5,007	5,458

Pool G05317, 5.00%, 4/01/37	599,533	634,243

Pool G03703, 5.50%, 12/01/37	15,894	17,110

Pool G04776, 5.50%, 7/01/38	51,130	55,040

Pool G05500, 5.00%, 5/01/39	543,394	574,654

Pool A93415, 4.00%, 8/01/40	1,443,743	1,459,155

Pool A93505, 4.50%, 8/01/40	1,066,805	1,104,856

Pool A93996, 4.50%, 9/01/40	821,352	850,586

Pool G06222, 4.00%, 1/01/41	1,567,826	1,584,507

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

9	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool A97047, 4.50%, 2/01/41	$840,161	$870,186

Pool G06956, 4.50%, 8/01/41	847,772	878,096

Pool C03750, 3.50%, 2/01/42	341,140	334,087

Pool C03849, 3.50%, 4/01/42	167,071	162,938

Pool Q08305, 3.50%, 5/01/42	960,174	937,548

Pool C04305, 3.00%, 11/01/42	2,622,376	2,484,280

Pool C09020, 3.50%, 11/01/42	2,424,367	2,383,661

Pool G07266, 4.00%, 12/01/42	2,115,796	2,118,143

Pool C04444, 3.00%, 1/01/43	95,279	91,044

Pool C09029, 3.00%, 3/01/43	433,629	414,349

Pool G08534, 3.00%, 6/01/43	540,516	516,907

Pool Q19476, 3.50%, 6/01/43	984,747	968,989

Pool C09044, 3.50%, 7/01/43	1,133,974	1,115,840

Pool G07889, 3.50%, 8/01/43	1,041,340	1,014,750

Pool G07624, 4.00%, 12/01/43	979,195	983,440

Pool G60038, 3.50%, 1/01/44	5,140,615	5,054,381

Pool G07680, 4.00%, 4/01/44	1,573,031	1,579,844

Pool G07943, 4.50%, 8/01/44	114,586	117,682

Pool G08607, 4.50%, 9/01/44	705,856	724,946

Pool Q33547, 3.50%, 5/01/45	991,981	967,401

Pool Q36970, 4.00%, 10/01/45	490,960	493,008

Pool G60384, 4.50%, 12/01/45	77,452	79,544

Pool Q39438, 4.00%, 3/01/46	3,589,459	3,604,428

Pool Q39644, 3.50%, 3/01/46	4,677,218	4,571,245

Pool G08705, 3.00%, 5/01/46	319,643	303,536

Pool G08708, 4.50%, 5/01/46	594,772	610,800

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$40,858,325

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 12.7%

Pool 975207, 5.00%, 3/01/23	29,602	30,081

Pool AE2520, 3.00%, 1/01/26	369,234	363,163

Pool 329794, 7.00%, 2/01/26	17,019	18,084

Pool 256639, 5.00%, 2/01/27	10,651	11,169

Pool 256752, 6.00%, 6/01/27	19,051	20,443

Pool 402255, 6.50%, 12/01/27	1,213	1,237

Pool AB8997, 2.50%, 4/01/28	174,199	166,905

Pool AS4480, 2.50%, 2/01/30	1,097,980	1,055,350

Pool AS7462, 2.50%, 6/01/31	433,010	415,251

Pool 254007, 6.50%, 10/01/31	12,013	13,114

Pool 638023, 6.50%, 4/01/32	51,146	54,339

Pool 642345, 6.50%, 5/01/32	41,320	45,722

Pool 651292, 6.50%, 7/01/32	64,246	66,352

Pool 686398, 6.00%, 3/01/33	145,470	153,633

Pool 745412, 5.50%, 12/01/35	20,320	21,864

Pool 888789, 5.00%, 7/01/36	220,257	232,610

Pool 256515, 6.50%, 12/01/36	13,734	14,996

Description	Par Value	Value

Pool AE0217, 4.50%, 8/01/40	$132,503	$137,040

Pool AB1796, 3.50%, 11/01/40	856,970	838,845

Pool AH5583, 4.50%, 2/01/41	386,913	400,052

Pool 890551, 4.50%, 8/01/41	79,204	81,892

Pool AL0658, 4.50%, 8/01/41	460,267	475,886

Pool AL1319, 4.50%, 10/01/41	855,714	879,216

Pool AL6302, 4.50%, 10/01/41	805,178	832,517

Pool AX5302, 4.00%, 1/01/42	1,356,005	1,368,380

Pool AK4523, 4.00%, 3/01/42	1,565,229	1,569,138

Pool AL2034, 4.50%, 4/01/42	191,026	197,536

Pool AB7936, 3.00%, 2/01/43	1,637,733	1,550,916

Pool AL3761, 4.50%, 2/01/43	287,219	296,505

Pool MA1458, 3.00%, 6/01/43	491,901	469,321

Pool AT7899, 3.50%, 7/01/43	2,912,420	2,837,809

Pool AS0302, 3.00%, 8/01/43	4,485,192	4,279,133

Pool AU4279, 3.00%, 9/01/43	860,495	820,984

Pool AL5537, 4.50%, 4/01/44	372,653	385,312

Pool AS3155, 4.00%, 8/01/44	99,942	100,144

Pool AX0833, 3.50%, 9/01/44	950,822	927,488

Pool AL6325, 3.00%, 10/01/44	2,858,790	2,727,563

Pool AS5136, 4.00%, 6/01/45	416,718	417,627

Pool AZ7362, 4.00%, 11/01/45	1,128,144	1,130,599

Pool AZ9565, 3.50%, 12/01/45	1,922,491	1,875,243

Pool BC0326, 3.50%, 12/01/45	1,482,310	1,444,088

Pool BC0245, 3.00%, 2/01/46	802,001	759,828

Pool BC0830, 3.00%, 4/01/46	1,208,089	1,144,525

Pool AS7568, 4.50%, 7/01/46	226,427	232,471

Pool MA2771, 3.00%, 10/01/46	489,579	463,585

Pool AS8276, 3.00%, 11/01/46	1,672,880	1,583,935

Pool BC9003, 3.00%, 11/01/46	1,489,904	1,410,700

Pool BE3767, 3.50%, 7/01/47	2,097,717	2,043,480

Pool BH2618, 3.50%, 8/01/47	594,703	579,341

Pool MA3088, 4.00%, 8/01/47	2,195,784	2,197,529

Pool BH4010, 4.50%, 9/01/47	1,887,409	1,937,982

Pool BJ0639, 4.00%, 3/01/48	817,006	817,662

Pool BJ0650, 3.50%, 3/01/48	11,342,770	11,048,913

Pool BJ9169, 4.00%, 5/01/48	4,662,110	4,665,849

Pool TBA, 5.00%, 11/01/48	6,700,000	6,992,602

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$64,605,949

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**

Pool 354677, 7.50%, 10/15/23	10,848	12,298

Pool 354713, 7.50%, 12/15/23	7,299	7,648

Pool 354765, 7.00%, 2/15/24	21,090	22,409

Pool 354827, 7.00%, 5/15/24	13,466	13,993

Pool 360869, 7.50%, 5/15/24	16,909	17,331

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool 385623, 7.00%, 5/15/24	$21,044	$22,367

Pool 2077, 7.00%, 9/20/25	6,191	6,634

Pool 503405, 6.50%, 4/15/29	18,270	19,242

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$121,922

TOTAL MORTGAGE-BACKED SECURITIES (COST $110,683,828)		$105,586,196

U.S. TREASURY – 30.7%

U.S. TREASURY BONDS – 6.1%

2.50%, 2/15/45	2,135,000	1,804,156

2.50%, 2/15/46	280,000	235,474

2.75%, 11/15/47	4,470,000	3,940,832

2.88%, 8/15/45	300,000	272,780

3.00%, 5/15/42	500,000	469,706

3.00%, 11/15/44	2,000,000	1,866,036

3.00%, 5/15/45	2,000,000	1,864,166

3.00%, 11/15/45	765,000	712,448

3.00%, 2/15/47	1,098,000	1,020,862

3.00%, 5/15/47	1,695,000	1,574,599

3.00%, 2/15/48	4,000,000	3,709,629

3.13%, 8/15/44#	6,637,000	6,337,639

3.63%, 8/15/43	881,000	916,153

3.63%, 2/15/44	2,106,000	2,191,026

3.75%, 11/15/43	365,000	387,322

5.25%, 2/15/29	500,000	591,058

5.38%, 2/15/31#	600,000	732,921

6.25%, 5/15/30#	500,000	647,953

6.38%, 8/15/27#	450,000	562,106

8.88%, 2/15/19#	1,130,000	1,150,498

TOTAL U.S. TREASURY BONDS		$30,987,364

U.S. TREASURY NOTES – 24.6%

1.25%, 1/31/19#	250,000	249,261

1.38%, 2/28/19	2,500,000	2,491,837

1.38%, 3/31/20	3,300,000	3,234,224

1.50%, 12/31/18	2,486,000	2,482,524

1.50%, 1/31/19	9,400,000	9,379,553

1.50%, 5/31/19	535,000	531,755

1.50%, 11/30/19	1,145,000	1,129,853

1.63%, 3/31/19	820,000	817,198

1.63%, 11/30/20	1,710,000	1,666,575

1.63%, 8/15/22	6,000,000	5,712,966

1.63%, 11/15/22	1,928,000	1,829,668

1.63%, 5/31/23	12,400,000	11,686,337

1.63%, 2/15/26	3,000,000	2,715,929

1.63%, 5/15/26	4,695,000	4,235,777

1.75%, 9/30/19	5,700,000	5,652,160

Description	Par Value	Value

1.75%, 3/31/22	$5,000,000	$4,806,841

1.75%, 5/15/22	380,000	364,609

1.75%, 5/15/23	2,000,000	1,896,454

1.88%, 6/30/20	5,845,000	5,752,312

2.00%, 11/15/21	1,000,000	973,075

2.00%, 4/30/24	10,195,000	9,675,344

2.00%, 2/15/25	4,655,000	4,375,611

2.00%, 8/15/25	295,000	275,730

2.00%, 11/15/26	4,180,000	3,852,183

2.13%, 8/15/21	3,750,000	3,670,096

2.13%, 6/30/22	6,615,000	6,424,626

2.13%, 5/15/25	2,500,000	2,362,075

2.25%, 7/31/21	6,600,000	6,483,080

2.25%, 11/15/25	230,000	218,032

2.38%, 8/15/24	5,600,000	5,406,474

2.50%, 3/31/23	7,000,000	6,863,992

2.50%, 8/15/23	200,000	195,709

2.63%, 11/15/20	500,000	497,380

2.75%, 2/15/28	6,000,000	5,811,804

3.13%, 5/15/19	750,000	752,364

3.63%, 2/15/20	750,000	757,665

TOTAL U.S. TREASURY NOTES		$125,231,073

TOTAL U.S. TREASURY (COST $161,911,926)		$156,218,437

	Number of Shares

MONEY MARKET FUND – 0.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%^	431,847	$431,847

TOTAL MONEY MARKET FUND (COST $431,847)		$431,847

TOTAL INVESTMENTS IN SECURITIES – 100.7% (COST $529,643,618)		$512,281,733

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

11	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.3%

REPURCHASE AGREEMENTS – 2.3%

Bank of Montreal, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $2,251,293, collateralized by U.S. Government Agency Securities, 2.80% to 5.50%, maturing 8/01/20 to 2/01/48; total market value of $2,296,178.	$2,251,155	$2,251,155

Barclays Capital, Inc., 2.19%, dated 10/31/18, due 11/01/18, repurchase price $578,601, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 11/15/18 to 8/15/48; total market value of $590,137.	578,566	578,566

Daiwa Capital Markets America, 2.22%, dated 10/31/18, due 11/01/18, repurchase price $2,251,294, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.50%, maturing 11/08/18 to 9/09/49; total market value of $2,296,178.	2,251,155	2,251,155

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $2,251,294, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 3/01/32 to 11/01/48; total market value of $2,296,178.	2,251,155	2,251,155

Nomura Securities International, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $2,251,293, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.50%, maturing 11/08/18 to 9/20/68; total market value of $2,296,178.	2,251,155	2,251,155

Description	Par Value	Value

RBC Dominion Securities, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $2,251,294, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/29/18 to 9/09/49; total market value of $2,296,178.	$2,251,155	$2,251,155

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $11,834,341)		$11,834,341

TOTAL INVESTMENTS – 103.0% (COST $541,477,959)		$524,116,074

COLLATERAL FOR SECURITIES ON LOAN – (2.3%)		(11,834,341)

OTHER LIABILITIES LESS ASSETS – (0.7%)		(3,445,509)

TOTAL NET ASSETS – 100.0%		$508,836,224

Cost of investments for Federal income tax purposes is $541,477,959. The net unrealized appreciation/(depreciation) of investments was $(17,361,885). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,344,875 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(18,706,760).

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington Broad Market Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Security	$—	$406,794	$—	$406,794

Collateralized Mortgage Obligations	—	1,901,024	—	1,901,024

Commercial Paper	—	12,499,184	—	12,499,184

Corporate Bonds	—	229,602,190	—	229,602,190

Enhanced Equipment Trust Certificates	—	757,823	—	757,823

Government Agencies	—	4,878,238	—	4,878,238

Mortgage-Backed Securities	—	105,586,196	—	105,586,196

U.S. Treasury	—	156,218,437	—	156,218,437

Money Market Fund	431,847	—	—	431,847

Repurchase Agreements	—	11,834,341	—	11,834,341

Total	$431,847	$523,684,227	$—	$524,116,074

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

◆	The rate shown reflects the effective yield at purchase date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At October 31, 2018, these liquid restricted securities amounted to $28,201,100 representing 5.54% of total net assets.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

**	Represents less than 0.05%

The following acronyms are used throughout this Fund:

BKNT	Bank Note

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GMTN	Global Medium Term Note

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

USD	United States Dollar

TBA	To Be Announced Security

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

13

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	59.3%
U.S. Treasury	35.5%
Government Agencies	2.1%
Commercial Paper	1.3%
Mortgage-Backed Securities	1.2%
Adjustable Rate Mortgage[4]	0.0%
Cash Equivalents[1]	0.9%
Other Assets and Liabilities – Net[2]	(0.3)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represent less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	3.3%
U.S. Treasury	35.5%
AAA / Aaa	0.2%
AA / Aa	2.0%
A / A	11.9%
BBB / Baa	41.9%
BB / Ba	3.4%
Not Rated	2.1%
Other Assets and Liabilities – Net[2]	(0.3)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 612514, (12 Month USD LIBOR + 1.72%), 4.34%, 5/01/33Δ	$14,716	$15,371

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $14,696)		$15,371

COMMERCIAL PAPER – 1.3%◆

Johnson Controls International PLC, 2.35%, 11/01/18Ω	1,000,000	999,935

TOTAL COMMERCIAL PAPER
(COST $1,000,000)		$999,935

CORPORATE BONDS – 59.3%

AEROSPACE & DEFENSE – 0.7%

L3 Technologies, Inc., Company Guaranteed, 3.85%, 6/15/23	90,000	89,965

Description	Par Value	Value

Lockheed Martin Corp., Sr. Unsecured, 3.10%, 1/15/23#	$500,000	$490,343

TOTAL AEROSPACE & DEFENSE		$580,308

AUTOMOTIVE – 2.4%

Ford Motor Credit Co. LLC, Series 1, Sr. Unsecured, (3 Month USD LIBOR + 0.83%), 3.16%, 3/12/19Δ	1,000,000	1,000,441

General Motors Financial Co., Inc., Company Guaranteed, 2.40%, 5/09/19	700,000	697,435

Toyota Motor Credit Corp., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.37%), 2.70%, 3/12/20Δ	250,000	250,692

TOTAL AUTOMOTIVE		$1,948,568

BEVERAGES – 0.7%

Keurig Dr. Pepper, Inc., Company Guaranteed, 3.55%, 5/25/21Ω	300,000	298,655

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

PepsiCo, Inc., Sr. Unsecured, 2.38%, 10/06/26	$250,000	$224,623

TOTAL BEVERAGES		$523,278

BIOTECHNOLOGY – 2.1%

Amgen, Inc., Sr. Unsecured, 2.13%, 5/01/20	500,000	492,059

Amgen, Inc., Sr. Unsecured, 2.20%, 5/11/20	270,000	266,051

Amgen, Inc., Sr. Unsecured, 2.25%, 8/19/23	225,000	210,600

Celgene Corp., Sr. Unsecured, 2.25%, 5/15/19	430,000	428,476

Celgene Corp., Sr. Unsecured, 2.75%, 2/15/23	260,000	247,519

TOTAL BIOTECHNOLOGY		$1,644,705

BUILDING PRODUCTS – 0.5%

Johnson Controls International PLC, (Current rate until maturity), Sr. Unsecured, 3.63%, 7/02/24ÿ	400,000	393,279

CAPITAL MARKETS – 4.4%

Bank of New York Mellon Corp. (The), Sr. Unsecured, MTN, 2.60%, 8/17/20	475,000	470,136

Bank of New York Mellon Corp. (The), Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.63%), 2.66%, 5/16/23Δ	400,000	385,744

Bank of New York Mellon Corp. (The), Sr. Unsecured, MTN, 2.80%, 5/04/26	300,000	277,333

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.16%), 3.64%, 4/23/20Δ	500,000	505,542

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	210,000	199,200

Morgan Stanley, Sr. Unsecured, 2.50%, 1/24/19#	325,000	324,773

Morgan Stanley, Sr. Unsecured, 3.63%, 1/20/27	500,000	473,360

Morgan Stanley, Sr. Unsecured, GMTN, (3 Month USD LIBOR + 0.55%), 2.89%, 2/10/21Δ	240,000	239,794

State Street Corp., Subordinated, 3.10%, 5/15/23	250,000	243,885

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	450,000	440,906

TOTAL CAPITAL MARKETS		$3,560,673

COMMERCIAL BANKS – 5.0%

BB&T Corp., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.65%), 3.05%, 4/01/22Δ	345,000	347,272

Branch Banking & Trust Co., Subordinated, 3.63%, 9/16/25	500,000	487,666

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	500,000	505,482

Description	Par Value	Value

Fifth Third Bank, Sr. Unsecured, BKNT, 1.63%, 9/27/19	$500,000	$493,103

Huntington National Bank (The), Sr. Unsecured, 2.40%, 4/01/20	350,000	345,317

KeyCorp, Sr. Unsecured, MTN, 2.90%, 9/15/20	250,000	247,922

PNC Financial Services Group, Inc. (The), Subordinated, 3.90%, 4/29/24	420,000	417,325

SunTrust Bank, Sr. Unsecured, BKNT, (3 Month USD LIBOR + 0.50%), 3.53%, 10/26/21Δ	275,000	275,109

SunTrust Banks, Inc., Sr. Unsecured, 2.50%, 5/01/19	250,000	249,569

SunTrust Banks, Inc., Sr. Unsecured, 2.70%, 1/27/22	250,000	242,244

Toronto-Dominion Bank (The), Sr. Unsecured, MTN, 2.13%, 4/07/21	370,000	359,718

TOTAL COMMERCIAL BANKS		$3,970,727

COMMERCIAL SERVICES & SUPPLIES – 0.7%

Total System Services, Inc., Sr. Unsecured, 3.80%, 4/01/21	525,000	526,087

COMPUTERS – 0.6%

Hewlett Packard Enterprise Co., Sr. Unsecured, 4.40%, 10/15/22	500,000	510,199

CONSUMER FINANCE – 1.5%

American Express Co., Sr. Unsecured, (3 Month USD LIBOR + 0.53%), 2.84%, 5/17/21Δ	165,000	165,510

American Express Credit Corp., Sr. Unsecured, MTN, 1.70%, 10/30/19	260,000	256,312

Capital One Financial Corp., Sr. Unsecured, 2.45%, 4/24/19	100,000	99,732

Capital One Financial Corp., Sr. Unsecured, 2.40%, 10/30/20	170,000	166,344

Capital One Financial Corp., Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 3.28%, 3/09/22Δ	250,000	251,933

Capital One NA, Sr. Unsecured, (3 Month USD LIBOR + 0.77%), 3.10%, 9/13/19Δ	300,000	301,019

TOTAL CONSUMER FINANCE		$1,240,850

DIVERSIFIED FINANCIAL SERVICES – 5.8%

Bank of America Corp., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.63%), 2.33%, 10/01/21Δ	350,000	341,855

Bank of America Corp., Sr. Unsecured, MTN, 2.50%, 10/21/22	415,000	395,257

Bank of America Corp., Sr. Unsecured, MTN, 4.13%, 1/22/24	250,000	252,088

Bank of Montreal, Sr. Unsecured, MTN, 1.50%, 7/18/19	250,000	247,492

Bank of Montreal, Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.34%), 2.78%, 7/13/20Δ	125,000	125,309

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

15	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Bank of Montreal, Sr. Unsecured, MTN, 1.90%, 8/27/21	$430,000	$412,365

Berkshire Hathaway, Inc., Sr. Unsecured, 2.75%, 3/15/23	175,000	170,078

BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	300,000	305,975

Canadian Imperial Bank of Commerce, Sr. Unsecured, BKNT, 2.10%, 10/05/20	255,000	249,363

Charles Schwab Corp. (The), Sr. Unsecured, (3 Month USD LIBOR + 0.32%), 2.63%, 5/21/21Δ	155,000	155,408

Charles Schwab Corp. (The), Sr. Unsecured, 3.20%, 3/02/27	665,000	630,120

Citigroup, Inc., Sr. Unsecured, 2.45%, 1/10/20	450,000	445,844

Comerica, Inc., Sr. Unsecured, 3.70%, 7/31/23	200,000	198,720

JPMorgan Chase & Co., Sr. Unsecured, 2.55%, 10/29/20	250,000	245,912

Westpac Banking Corp., Sr. Unsecured, 4.88%, 11/19/19	250,000	254,503

Westpac Banking Corp., Sr. Unsecured, 3.40%, 1/25/28	240,000	227,318

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,657,607

ELECTRIC – 4.2%

Entergy Corp., Sr. Unsecured, 2.95%, 9/01/26	505,000	458,356

Exelon Generation Co. LLC, Sr. Unsecured, 2.95%, 1/15/20	700,000	695,483

FirstEnergy Corp., Series B, Sr. Unsecured, 3.90%, 7/15/27	200,000	191,508

FirstEnergy Transmission LLC, Sr. Unsecured, 4.35%, 1/15/25Ω	750,000	753,841

NextEra Energy Capital Holdings, Inc., Company Guaranteed, 2.30%, 4/01/19	250,000	249,514

Progress Energy, Inc., Sr. Unsecured, 3.15%, 4/01/22	250,000	245,242

Southern Co. (The), Sr. Unsecured, 2.35%, 7/01/21	500,000	483,441

WEC Energy Group, Inc., Sr. Unsecured, 2.45%, 6/15/20	300,000	296,005

TOTAL ELECTRIC		$3,373,390

ENVIRONMENTAL CONTROL – 0.2%

Waste Management, Inc., Company Guaranteed, 2.40%, 5/15/23	160,000	152,104

FOOD & STAPLES RETAILING – 1.8%

Conagra Brands, Inc., Sr. Unsecured, 3.80%, 10/22/21	200,000	200,303

Conagra Brands, Inc., Sr. Unsecured, 4.85%, 11/01/28#	500,000	499,848

General Mills, Inc., Sr. Unsecured, 3.70%, 10/17/23	240,000	235,957

Description	Par Value	Value

Kroger Co. (The), Sr. Unsecured, 2.30%, 1/15/19	$250,000	$249,779

Kroger Co. (The), Sr. Unsecured, 2.95%, 11/01/21#	250,000	244,551

TOTAL FOOD & STAPLES RETAILING		$1,430,438

HEALTH CARE EQUIPMENT & SUPPLIES – 1.6%

Medtronic Global Holdings SCA, Company Guaranteed, 1.70%, 3/28/19	400,000	398,432

Thermo Fisher Scientific, Inc., Sr. Unsecured, 4.70%, 5/01/20	500,000	509,557

Zimmer Biomet Holdings, Inc., Sr. Unsecured, 2.70%, 4/01/20	360,000	356,055

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,264,044

HEALTH CARE PROVIDERS & SERVICES – 4.7%

Anthem, Inc., Sr. Unsecured, 3.65%, 12/01/27	235,000	220,670

Cardinal Health, Inc., Sr. Unsecured, 3.20%, 3/15/23	350,000	339,707

Cardinal Health, Inc., Sr. Unsecured, 3.41%, 6/15/27	200,000	181,559

CVS Health Corp., Sr. Unsecured, (3 Month USD LIBOR + 0.63%), 2.96%, 3/09/20Δ	500,000	502,786

CVS Health Corp., Sr. Unsecured, 3.70%, 3/09/23	500,000	493,877

Elanco Animal Health, Inc., Sr. Unsecured, 3.91%, 8/27/21Ω	500,000	500,863

Elanco Animal Health, Inc., Sr. Unsecured, 4.27%, 8/28/23Ω	1,000,000	998,377

Halfmoon Parent, Inc., Sr. Secured, 4.38%, 10/15/28Ω	250,000	244,468

UnitedHealth Group, Inc., Sr. Unsecured, 2.38%, 10/15/22	300,000	287,227

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,769,534

HOME FURNISHINGS – 0.3%

Whirlpool Corp., Sr. Unsecured, 2.40%, 3/01/19	220,000	219,487

INSURANCE – 1.4%

American International Group, Inc., Sr. Unsecured, 3.30%, 3/01/21	250,000	247,937

Aon PLC, Company Guaranteed, 2.80%, 3/15/21#	240,000	235,293

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	250,000	251,651

Hartford Financial Services Group, Inc. (The), Sr. Unsecured, 5.13%, 4/15/22	360,000	376,319

TOTAL INSURANCE		$1,111,200

MEDIA – 2.0%

CBS Corp., Company Guaranteed, 3.38%, 3/01/22	350,000	344,962

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Charter Communications Operating LLC, Sr. Secured, 3.58%, 7/23/20	$500,000	$499,973

Comcast Corp., Company Guaranteed, 3.95%, 10/15/25	350,000	348,410

Discovery Communications LLC, Company Guaranteed, 2.95%, 3/20/23	220,000	209,271

Warner Media LLC, Company Guaranteed, 2.95%, 7/15/26	270,000	240,003

TOTAL MEDIA		$1,642,619

MISCELLANEOUS MANUFACTURING – 1.9%

Ingersoll-Rand Global Holding Co. Ltd., Company Guaranteed, 4.25%, 6/15/23	330,000	335,548

Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed, 2.63%, 5/01/20	250,000	247,188

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	425,000	425,217

Textron, Inc., Sr. Unsecured, 4.30%, 3/01/24	500,000	504,281

TOTAL MISCELLANEOUS MANUFACTURING		$1,512,234

OIL & GAS – 2.9%

Apache Corp., Sr. Unsecured, 4.38%, 10/15/28	275,000	264,450

Marathon Oil Corp., Sr. Unsecured, 4.40%, 7/15/27	750,000	729,118

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	125,000	122,402

Phillips 66, Company Guaranteed, 4.30%, 4/01/22	400,000	409,962

Schlumberger Holdings Corp., Sr. Unsecured, 2.35%, 12/21/18Ω	370,000	369,925

Total Capital International SA, Company Guaranteed, (3 Month USD LIBOR + 0.35%), 2.69%, 6/19/19Δ	450,000	450,585

TOTAL OIL & GAS		$2,346,442

PHARMACEUTICALS – 2.1%

AbbVie, Inc., Sr. Unsecured, 2.50%, 5/14/20	300,000	296,350

AbbVie, Inc., Sr. Unsecured, 3.75%, 11/14/23	150,000	148,637

AbbVie, Inc., Sr. Unsecured, 3.60%, 5/14/25	350,000	335,126

Allergan Funding SCS, Company Guaranteed, (3 Month USD LIBOR + 1.26%), 3.59%, 3/12/20Δ	500,000	505,648

Medco Health Solutions, Inc., Sr. Unsecured, 4.13%, 9/15/20	250,000	252,615

Zoetis, Inc., Sr. Unsecured, 3.00%, 9/12/27	125,000	114,392

TOTAL PHARMACEUTICALS		$1,652,768

PIPELINES – 2.2%

Enterprise Products Operating LLC, Company Guaranteed, 2.55%, 10/15/19	325,000	323,483

Description	Par Value	Value

Enterprise Products Operating LLC, Company Guaranteed, 2.80%, 2/15/21	$225,000	$221,730

Kinder Morgan Energy Partners LP, Company Guaranteed, 2.65%, 2/01/19	650,000	649,522

MPLX LP, Sr. Unsecured, 3.38%, 3/15/23	50,000	48,643

Valero Energy Partners LP, Sr. Unsecured, 4.38%, 12/15/26	500,000	491,623

TOTAL PIPELINES		$1,735,001

REAL ESTATE INVESTMENT TRUSTS – 6.0%

American Tower Corp., Sr. Unsecured, 3.45%, 9/15/21	250,000	248,405

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	505,000	521,804

American Tower Corp., Sr. Unsecured, 3.55%, 7/15/27#	235,000	217,709

Boston Properties LP, Sr. Unsecured, 2.75%, 10/01/26	400,000	358,669

Digital Realty Trust LP, Company Guaranteed, 3.40%, 10/01/20	575,000	573,195

HCP, Inc., Sr. Unsecured, 3.75%, 2/01/19	200,000	200,019

HCP, Inc., Sr. Unsecured, 2.63%, 2/01/20	250,000	247,496

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	540,000	536,449

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 5/01/25	550,000	530,094

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.63%, 1/15/28	300,000	275,815

Ventas Realty LP, Company Guaranteed, 2.70%, 4/01/20	550,000	543,749

Ventas Realty LP, Company Guaranteed, 4.25%, 3/01/22	250,000	253,333

Welltower, Inc., Sr. Unsecured, 4.25%, 4/01/26	330,000	325,570

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,832,307

RETAIL – 0.2%

Home Depot, Inc. (The), Sr. Unsecured, 2.13%, 9/15/26	225,000	199,935

SOFTWARE – 0.9%

Microsoft Corp., Sr. Unsecured, 1.55%, 8/08/21	175,000	167,599

Oracle Corp., Sr. Unsecured, 1.90%, 9/15/21	250,000	240,199

Oracle Corp., Sr. Unsecured, 3.25%, 11/15/27	300,000	283,529

TOTAL SOFTWARE		$691,327

TELECOMMUNICATIONS – 1.0%

AT&T, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.93%), 3.32%, 6/30/20Δ	500,000	504,641

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

17	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Cisco Systems, Inc., Sr. Unsecured, 2.20%, 9/20/23	$295,000	$278,573

TOTAL TELECOMMUNICATIONS		$783,214

TRANSPORTATION – 0.9%

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 9/01/22	265,000	253,564

Ryder System, Inc., Sr. Unsecured, MTN, 3.40%, 3/01/23	500,000	492,881

TOTAL TRANSPORTATION		$746,445

TRUCKING & LEASING – 0.6%

GATX Corp.,
Sr. Unsecured, 3.25%, 9/15/26	505,000	460,263

TOTAL CORPORATE BONDS (COST $48,380,053)		$47,479,033

GOVERNMENT AGENCIES – 2.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.1%

1.38%, 5/01/20	750,000	733,949

2.38%, 1/13/22	1,000,000	981,634

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,715,583

TOTAL GOVERNMENT AGENCIES (COST $1,744,547)		$1,715,583

MORTGAGE-BACKED SECURITIES – 1.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.2%

Pool C90293, 7.50%, 9/01/19	4,085	4,302

Pool B19228, 4.50%, 4/01/20	5,656	5,694

Pool C90504, 6.50%, 12/01/21	9,026	9,699

Pool G01625, 5.00%, 11/01/33	28,872	30,490

Pool A18401, 6.00%, 2/01/34	41,254	44,828

Pool G08097, 6.50%, 11/01/35	22,882	25,260

Pool G02390, 6.00%, 9/01/36	8,762	9,552

Pool G08193, 6.00%, 4/01/37	26,005	28,348

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$158,173

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.8%

Pool 839291, 5.00%, 9/01/20	1,038	1,056

Pool AE2520, 3.00%, 1/01/26	468,373	460,672

Pool 256639, 5.00%, 2/01/27	21,302	22,338

Pool 256752, 6.00%, 6/01/27	23,813	25,553

Pool 257007, 6.00%, 12/01/27	37,882	40,639

Pool 254240, 7.00%, 3/01/32	37,461	42,329

Pool 745412, 5.50%, 12/01/35	20,483	22,039

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$614,626

Description	Par Value	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%

Pool 780825, 6.50%, 7/15/28	$51,800	$56,559

Pool 2616, 7.00%, 7/20/28	33,358	38,598

Pool 2701, 6.50%, 1/20/29	64,487	69,794

Pool 426727, 7.00%, 2/15/29	5,721	5,961

Pool 781231, 7.00%, 12/15/30	29,573	33,647

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$204,559

TOTAL MORTGAGE-BACKED SECURITIES (COST $945,829)		$977,358

U.S. TREASURY – 35.5%

U.S. TREASURY NOTES – 35.5%

1.00%, 6/30/19#	250,000	247,430

1.38%, 1/31/21	500,000	483,555

1.38%, 5/31/21	660,000	634,979

1.50%, 8/15/26	500,000	445,002

1.63%, 5/31/23	1,000,000	942,447

1.63%, 10/31/23	1,000,000	936,986

1.63%, 2/15/26	1,000,000	905,310

1.63%, 5/15/26	25,000	22,555

1.75%, 5/15/23	1,000,000	948,227

1.88%, 7/31/22	450,000	432,761

2.00%, 7/31/20	250,000	246,349

2.00%, 11/15/21	1,000,000	973,075

2.00%, 2/15/22	500,000	485,292

2.00%, 7/31/22	250,000	241,556

2.00%, 2/15/23	1,000,000	960,879

2.00%, 2/15/25	1,003,000	942,801

2.00%, 8/15/25	1,500,000	1,402,017

2.00%, 11/15/26	650,000	599,024

2.13%, 1/31/21	500,000	491,603

2.13%, 6/30/21	625,000	612,461

2.13%, 8/15/21	825,000	807,421

2.13%, 9/30/21	500,000	488,801

2.13%, 5/15/25	1,250,000	1,181,037

2.25%, 1/31/24	1,400,000	1,349,415

2.25%, 11/15/25	1,500,000	1,421,947

2.25%, 2/15/27	30,000	28,111

2.25%, 11/15/27	500,000	465,250

2.38%, 8/15/24	750,000	724,081

2.50%, 3/31/23	575,000	563,828

2.50%, 8/15/23	1,000,000	978,547

2.50%, 5/15/24	1,000,000	973,875

2.63%, 8/15/20	500,000	497,856

2.75%, 5/31/23	2,120,000	2,100,349

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

2.75%, 11/15/23	$1,000,000	$989,022

2.75%, 2/15/28	1,600,000	1,549,814

2.88%, 5/15/28	250,000	244,504

3.13%, 5/15/21	550,000	552,972

3.63%, 2/15/20	500,000	505,110

TOTAL U.S. TREASURY NOTES		$28,376,249

TOTAL U.S. TREASURY (COST $29,426,734)		$28,376,249

	Number of Shares

MONEY MARKET FUND – 0.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%^	127,640	127,640

TOTAL MONEY MARKET FUND (COST $127,640)		$127,640

TOTAL INVESTMENTS IN SECURITIES – 99.6% (COST $81,639,499)		$79,691,169

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.7%

REPURCHASE AGREEMENTS – 0.7%

Bank of Montreal, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $111,095, collateralized by U.S. Government Agency Securities, 2.80% to 5.50%, maturing 8/01/20 to 2/01/48; total market value of $113,310.	$111,088	111,088

Barclays Capital, Inc., 2.19%, dated 10/31/18, due 11/01/18, repurchase price $28,810, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 11/15/18 to 8/15/48; total market value of $29,384.	28,808	28,808

Daiwa Capital Markets America, 2.22%, dated 10/31/18, due 11/01/18, repurchase price $111,095, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.50%, maturing 11/08/18 to 9/09/49; total market value of $113,310.	111,088	111,088

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $111,095, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 3/01/32 to 11/01/48; total market value of $113,310.	111,088	111,088

Nomura Securities International, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $111,095, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.50%, maturing 11/08/18 to 9/20/68; total market value of $113,310.	111,088	111,088

Description	Par Value	Value

RBC Dominion Securities, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $111,095, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/29/18 to 9/09/49; total market value of $113,310.	$111,088	$111,088

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $584,248)		$584,248

TOTAL INVESTMENTS – 100.3% (COST $82,223,747)		$80,275,417

COLLATERAL FOR SECURITIES ON LOAN – (0.7%)		(584,248)

OTHER ASSETS LESS LIABILITIES – 0.4%		335,108

TOTAL NET ASSETS – 100.0%		$80,026,277

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

19	PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $82,240,000. The net unrealized appreciation/(depreciation) of investments was $(1,964,583). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $100,832 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(2,065,415).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$15,371	$—	$15,371

Commercial Paper	—	999,935	—	999,935

Corporate Bonds	—	47,479,033	—	47,479,033

Government Agencies	—	1,715,583	—	1,715,583

Mortgage-Backed Securities	—	977,358	—	977,358

U.S. Treasury	—	28,376,249	—	28,376,249

Money Market Fund	127,640	—	—	127,640

Repurchase Agreements	—	584,248	—	584,248

Total	$127,640	$80,147,777	$—	$80,275,417

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At October 31, 2018, these liquid restricted securities amounted to $4,166,064 representing 5.21% of total net assets.

◆	The rate shown reflects the effective yield at purchase date.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

BKNT	Bank Note

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GMTN	Global Medium Term Note

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

USD	United States Dollar

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

20

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Notes	30.0%
Commercial Banks	6.8%
Health Care Providers & Services	6.4%
Diversified Financial Services	6.3%
Consumer Finance	5.0%
Electric	5.0%
Federal National Mortgage Association (FNMA)	4.5%

Media	3.9%
Oil & Gas	3.8%
Food & Staples Retailing	3.6%
Federal Home Loan Bank (FHLB)	2.9%
Commercial Paper	2.7%
Transportation	2.7%
Federal Home Loan Mortgage Corporation (FHLMC)	2.6%
Capital Markets	2.0%
Automotive	1.9%
Beverages	1.9%
Household Products	1.9%
Pipelines	1.9%
Telecommunications	1.8%
Pharmaceuticals	0.7%
Whole Loan	0.7%
Government National Mortgage Association (GNMA)	0.5%
Municipal Bond[4]	0.0%
Small Business Administration[4]	0.0%
Cash Equivalents[1]	0.9%
Other Assets and Liabilities – Net[2]	(0.4)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	10.5%
U.S. Treasury	30.0%
AA / Aa	1.3%
A / A	21.3%
BBB / Baa	32.2%
BB / Ba	1.0%
Not Rated	4.1%
Other Assets and Liabilities – Net[2]	(0.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, (UST Yield Curve CMT 1 Year + 2.07%), 4.32%, 9/01/27Δ	$41	$42

TOTAL ADJUSTABLE RATE MORTGAGE (COST $41)		$42

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.1%

Series 1989-112, Class I, 6.50%, 1/15/21	79	80

Series 1990-136, Class E, 6.00%, 4/15/21	496	502

Series 1990-141, Class D, 5.00%, 5/15/21	148	148

Description	Par Value	Value

Series 1993-1577, Class PK, 6.50%, 9/15/23	$11,850	$12,371

Series 1993-1644, Class K, 6.75%, 12/15/23	9,339	9,799

Series 1994-1686, Class PJ, 5.00%, 2/15/24	1,056	1,077

Series 2011-3799, Class GK, 2.75%, 1/15/21	35,991	35,910

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$59,887

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.4%

Series 1993-113, Class PK, 6.50%, 7/25/23	13,844	14,498

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

21	PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

Series 1993-127, Class H, 6.50%, 7/25/23	$13,203	$13,899

Series 1993-202, Class J, 6.50%, 11/25/23	8,091	8,467

Series 1994-3, Class PL, 5.50%, 1/25/24	15,372	15,882

Series 1994-55, Class H, 7.00%, 3/25/24	15,652	16,624

Series 2009-70, Class NM, 3.25%, 8/25/19	1,211	1,204

Series 2011-66, Class QE, 2.00%, 7/25/21	152,057	150,260

Series 2011-81, Class PA, 3.50%, 8/25/26	1,010,411	1,005,219

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,226,053

WHOLE LOAN – 0.7%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 3.86%, 2/25/34Δ	85,065	86,796

Banc of America Mortgage Securities, Inc.,
Series 2004-B, Class 2A1, 3.92%, 3/25/34Δ	55,182	55,805
IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.40%, 11/25/35Δ	218,939	216,214

TOTAL WHOLE LOAN		$358,815

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,704,964)		$1,644,755

COMMERCIAL PAPER – 2.7%◆

Johnson Controls International PLC, 2.35%, 11/01/18Ω	1,000,000	999,935

Kroger Co. (The), 2.35%, 11/01/18Ω	400,000	399,974

TOTAL COMMERCIAL PAPER		$1,399,909

TOTAL COMMERCIAL PAPER (COST $1,400,000)		$1,399,909

CORPORATE BONDS – 55.6%

AUTOMOTIVE – 1.9%

Ford Motor Credit Co. LLC,
Sr. Unsecured, (3 Month USD LIBOR + 0.83%), 3.16%, 3/12/19Δ	1,000,000	1,000,441

BEVERAGES – 1.9%

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 4.06%, 5/25/23Ω	1,000,000	997,033

CAPITAL MARKETS – 2.0%

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR + 1.11%), 3.62%, 4/26/22Δ	1,000,000	1,010,579

COMMERCIAL BANKS – 6.8%

KeyBank NA,
Sr. Unsecured, BKNT, 2.35%, 3/08/19	1,650,000	1,647,425

PNC Bank NA,
Sr. Unsecured, BKNT, 1.95%, 3/04/19	700,000	698,252

US Bank NA,
Sr. Unsecured, BKNT, 1.40%, 4/26/19	1,150,000	1,141,717

TOTAL COMMERCIAL BANKS		$3,487,394

Description	Par Value	Value

CONSUMER FINANCE – 5.0%

American Express Credit Corp.,
Sr. Unsecured, (3 Month USD LIBOR + 0.55%), 2.89%, 3/18/19Δ	$800,000	$800,954

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19#	750,000	739,362

Capital One Financial Corp.,
Sr. Unsecured, (3 Month USD LIBOR + 0.76%), 3.10%, 5/12/20Δ	1,000,000	1,006,012

TOTAL CONSUMER FINANCE		$2,546,328

DIVERSIFIED FINANCIAL SERVICES – 6.3%

Canadian Imperial Bank of Commerce,
Sr. Unsecured, (3 Month USD LIBOR + 0.52%), 2.84%, 9/06/19Δ	1,000,000	1,003,053

Citigroup, Inc.,
Sr. Unsecured, 2.05%, 12/07/18#	590,000	589,733

Citigroup, Inc.,
Sr. Unsecured, 2.05%, 6/07/19	500,000	497,120

Royal Bank of Canada,
Sr. Unsecured, GMTN, 2.13%, 3/02/20	665,000	656,307

Wells Fargo & Co.,
Sr. Unsecured, MTN, 3.00%, 1/22/21	500,000	493,408

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,239,621

ELECTRIC – 5.0%

FirstEnergy Corp.,
Sr. Unsecured, 2.85%, 7/15/22	1,000,000	962,136

NextEra Energy Capital Holdings, Inc.,
Company Guaranteed, 2.30%, 4/01/19	600,000	598,833

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	1,000,000	986,685

TOTAL ELECTRIC		$2,547,654

FOOD & STAPLES RETAILING – 3.6%

Conagra Brands, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.75%), 3.22%, 10/22/20#,Δ	360,000	360,518

Conagra Brands, Inc.,
Sr. Unsecured, 3.80%, 10/22/21	500,000	500,758

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22#	1,000,000	963,027

TOTAL FOOD & STAPLES RETAILING		$1,824,303

HEALTH CARE PROVIDERS & SERVICES – 6.4%

Cardinal Health, Inc.,
Sr. Unsecured, 1.95%, 6/14/19	600,000	596,708

Elanco Animal Health, Inc.,
Sr. Unsecured, 3.91%, 8/27/21Ω	500,000	500,863

Halfmoon Parent, Inc.,
Sr. Secured, 3.20%, 9/17/20Ω	700,000	694,448

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.95%, 10/15/20	1,500,000	1,465,324

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,257,343

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENT	22

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

HOUSEHOLD PRODUCTS – 1.9%

Church & Dwight Co., Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.15%), 2.64%, 1/25/19Δ	$1,000,000	$1,000,059

MEDIA – 3.9%

Comcast Corp., Company Guaranteed, 5.70%, 7/01/19	1,000,000	1,017,703

Walt Disney Co. (The), Sr. Unsecured, MTN, 0.88%, 7/12/19	980,000	967,042

TOTAL MEDIA		$1,984,745

OIL & GAS – 3.8%

BP Capital Markets PLC, Company Guaranteed, 1.68%, 5/03/19	950,000	943,804

Schlumberger Holdings Corp., Sr. Unsecured, 2.35%, 12/21/18Ω	1,000,000	999,796

TOTAL OIL & GAS		$1,943,600

PHARMACEUTICALS – 0.7%

AbbVie, Inc., Sr. Unsecured, 3.38%, 11/14/21	350,000	348,469

PIPELINES – 1.9%

Kinder Morgan Energy Partners LP, Company Guaranteed, 2.65%, 2/01/19#	1,000,000	999,264

TELECOMMUNICATIONS – 1.8%

AT&T, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.93%), 3.32%, 6/30/20#,Δ	900,000	908,353

TRANSPORTATION – 2.7%

Union Pacific Corp., Sr. Unsecured, 3.20%, 6/08/21	1,375,000	1,370,714

TOTAL CORPORATE BONDS (COST $28,649,408)		$28,465,900

GOVERNMENT AGENCIES – 2.9%

FEDERAL HOME LOAN BANK (FHLB) – 2.9%

1.38%, 11/15/19	1,500,000	1,479,278

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,479,278

SMALL BUSINESS ADMINISTRATION – 0.0%**

Small Business Administration Participation Certificates, Series 1999-20I, Class 1, 7.30%, 9/01/19	539	545

TOTAL SMALL BUSINESS ADMINISTRATION		$545

TOTAL GOVERNMENT AGENCIES (COST $1,498,756)		$1,479,823

MORTGAGE-BACKED SECURITIES – 5.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 2.5%

Pool G12709, 5.00%, 7/01/22	40,570	41,872

Pool C80328, 7.50%, 7/01/25	12,798	13,749

Pool G14695, 4.50%, 6/01/26	148,869	151,293

Description	Par Value	Value

Pool G01425, 7.50%, 5/01/32	$40,849	$46,904

Pool C78010, 5.50%, 4/01/33	522,918	565,746

Pool A18401, 6.00%, 2/01/34	339,980	369,440

Pool G01831, 6.00%, 5/01/35	69,476	75,714

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,264,718

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.1%

Pool MA0909, 3.00%, 11/01/21	184,848	181,973

Pool 334593, 7.00%, 5/01/24	31,661	35,723

Pool AE2520, 3.00%, 1/01/26	156,124	153,557

Pool 436746, 6.50%, 8/01/28	20,663	21,267

Pool 440401, 6.50%, 8/01/28	65,865	72,010

Pool 323419, 6.00%, 12/01/28	28,861	30,957

Pool 485678, 6.50%, 3/01/29	14,102	14,556

Pool 494375, 6.50%, 4/01/29	555	564

Pool 252439, 6.50%, 5/01/29	13,626	14,873

Pool 545051, 6.00%, 9/01/29	36,859	39,649

Pool 725418, 6.50%, 5/01/34	75,106	81,979

Pool 833143, 5.50%, 9/01/35	306,081	328,824

Pool 843323, 5.50%, 10/01/35	15,382	15,960

Pool 255933, 5.50%, 11/01/35	63,860	68,689

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,060,581

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.5%

Pool 306066, 8.50%, 7/15/21	1,203	1,315

Pool 1061, 9.00%, 4/20/23	6,473	6,638

Pool 346572, 7.00%, 5/15/23	3,134	3,258

Pool 484269, 7.00%, 9/15/28	20,104	20,939

Pool 592505, 6.00%, 4/15/33	129,216	133,283

Pool 581522, 6.00%, 5/15/33	91,509	94,124

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$259,557

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,517,968)		$2,584,856

MUNICIPAL BOND – 0.0%**

DEVELOPMENT – 0.0%**

City of Miami, FL, Rent Revenue, Series 1998, 8.65%, 7/01/19	25,000	25,874

TOTAL MUNICIPAL BOND (COST $25,300)		$25,874

U.S. TREASURY – 30.0%

U.S. TREASURY NOTES – 30.0%

0.75%, 7/15/19	1,120,000	1,105,688

1.13%, 8/31/21	495,000	470,917

1.50%, 6/15/20	7,880,000	7,713,161

1.75%, 6/30/22	1,150,000	1,102,169

1.88%, 7/31/22	1,000,000	961,692

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

23	PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

2.75%, 9/15/21	$4,000,000	$3,980,409

TOTAL U.S. TREASURY NOTES		$15,334,036

TOTAL U.S. TREASURY
(COST $15,602,150)		$15,334,036

	Number of Shares

MONEY MARKET FUND – 0.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%^	35,501	35,501

TOTAL MONEY MARKET FUND
(COST $35,501)		$35,501

TOTAL INVESTMENTS IN SECURITIES – 99.6%
(COST $51,434,088)		$50,970,696

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%

Bank of Montreal, 2.21%, dated 10/31/18, due 11/01/18, repurchase price $76,876, collateralized by U.S. Government Agency Securities, 2.80% to 5.50%, maturing 8/01/20 to 2/01/48; total market value of $78,408.	$76,871	$76,871

Barclays Capital, Inc., 2.19%, dated 10/31/18, due 11/01/18, repurchase price $20,159, collateralized by U.S. Treasury Securities, 0.00% to 3.63%, maturing 11/15/18 to 8/15/48; total market value of $20,561.	20,158	20,158

Daiwa Capital Markets America, 2.22%, dated 10/31/18, due 11/01/18, repurchase price $76,876, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.50%, maturing 11/08/18 to 9/09/49; total market value of $78,408.	76,871	76,871

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $76,876, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 3/01/32 to 11/01/48; total market value of $78,408.	76,871	76,871

Nomura Securities International, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $76,876, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.50%, maturing 11/08/18 to 9/20/68; total market value of $78,408.	76,871	76,871

RBC Dominion Securities, Inc., 2.22%, dated 10/31/18, due 11/01/18, repurchase price $76,876, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/29/18 to 9/09/49; total market value of $78,408.	76,871	76,871

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $404,513)		$404,513

TOTAL INVESTMENTS – 100.4%
(COST $51,838,601)		$51,375,209

COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(404,513)

OTHER ASSETS LESS LIABILITIES – 0.4%		193,645

TOTAL NET ASSETS – 100.0%		$51,164,341

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENT	24

Wilmington Short-Term Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $51,842,184. The net unrealized appreciation/(depreciation) of investments was $(466,975).This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $145,186 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(612,161).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$42	$—	$42

Collateralized Mortgage Obligations	—	1,644,755	—	1,644,755

Commercial Paper	—	1,399,909	—	1,399,909

Corporate Bonds	—	28,465,900	—	28,465,900

Government Agencies	—	1,479,823	—	1,479,823

Mortgage-Backed Securities	—	2,584,856	—	2,584,856

Municipal Bond	—	25,874	—	25,874

U.S. Treasury	—	15,334,036	—	15,334,036

Money Market Fund	35,501	—	—	35,501

Repurchase Agreements	—	404,513	—	404,513

Total	$35,501	$51,339,708	$—	$51,375,209

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
^	7-Day net yield.
Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At October 31, 2018, these liquid restricted securities amounted to $4,592,049 representing 8.98% of total net assets.

**	Represents less than 0.05%.
®	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

BKNT	Bank Note

CMT	Constant Maturity Treasury

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GMTN	Global Medium Term Note

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

USD	United States Dollar

UST	U.S. Treasury

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

25

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
General Obligations	23.7%
Higher Education	15.2%
Dedicated Tax	12.2%
Airport	8.3%
Medical	8.5%
Lease	8.3%
Water	5.7%
Transportation	8.0%
School District	3.1%
Water & Sewer	1.9%
Power	1.2%
Utilities	1.1%
Education	0.9%
Housing	0.7%
Other Assets and Liabilities – Net[1]	1.2%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[2]	Percentage of Total Net Assets
AAA / Aaa	7.4%
AA / Aa	42.0%
A / A	33.0%
BBB / Baa	16.4%
Other Assets and Liabilities – Net[1]	1.2%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value	Value

MUNICIPAL BONDS – 98.8%

ALABAMA – 0.8%

HIGHER EDUCATION – 0.8%

Auburn University, AL, Advance Refunding Revenue Bonds, (Series A), 5.00%, 6/01/21	$1,200,000	$1,286,004

University of South Alabama, AL, Advance Refunding Revenue Bonds, (AGM), 5.00%, 11/01/31	1,000,000	1,120,130

TOTAL HIGHER EDUCATION		$2,406,134

TOTAL ALABAMA		$2,406,134

Description	Par Value	Value

ARIZONA – 4.9%

AIRPORT – 2.0%

City of Phoenix Civic Improvement Corp., AZ, Advance Refunding Revenue Bonds, (Series D), Junior Lien Airport, Special Tax Obligation, 5.00%, 7/01/24	$5,000,000	$5,630,850

DEDICATED TAX – 2.1%

Arizona Department of Transportation State Highway Fund Revenue, AZ, Refunding Revenue Bonds, (Sub-Series A), 5.00%, 7/01/23	5,400,000	5,907,330

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

EDUCATION – 0.5%

La Paz County Industrial Development Authority, AZ, Revenue Bonds, (Charter School Solutions – Harmony Public Schools Project), (Series A), 5.00%, 2/15/28	$1,300,000	$1,417,299

SCHOOL DISTRICT – 0.3%

Maricopa County Unified School District No 80 Chandler, AZ, GO Limited, Economic
Defeasance, 5.00%, 7/01/21	1,000,000	1,072,840

TOTAL ARIZONA		$14,028,319

CALIFORNIA – 4.0%

HIGHER EDUCATION – 1.3%

California Educational Facilities Authority, CA, Current Refunding Revenue Bonds, (Series A), 5.00%, 12/01/33	1,515,000	1,717,601

California Municipal Finance Authority, CA, Advance Refunding Revenue Bonds, (Series B), (Emerson College), 5.00%, 1/01/28	1,015,000	1,147,884

California Municipal Finance Authority, CA, Current Refunding Revenue Bonds, (California Lutheran University) 5.00%, 10/01/26	300,000	342,435

5.00%, 10/01/32	225,000	253,463

5.00%, 10/01/33	225,000	253,060

TOTAL HIGHER EDUCATION		$3,714,443

LEASE – 0.8%

Los Angeles County Facilities, Inc., CA, GO, Revenue Bonds, (Series A), (Vermont Corridor County Administration Building), 5.00%, 12/01/33	2,000,000	2,309,920

WATER & SEWER – 1.9%

City of San Francisco Public Utilities Commission Water Revenue, CA, Refunding Revenue Bonds, (Sub-Series C), (Water Revenue), 5.00%, 11/01/27	5,000,000	5,470,550

TOTAL CALIFORNIA		$11,494,913

COLORADO – 2.7%

AIRPORT – 2.7%

City & County of Denver, CO, Airport System Revenue Bonds, (Sub-Series A), 5.00%, 12/01/31	5,000,000	5,627,800

City & County of Denver, CO, Airport System Revenue, Current Refunding Revenue Bonds, (Series B), 5.00%, 11/15/25	2,000,000	2,176,360

TOTAL AIRPORT		$7,804,160

TOTAL COLORADO		$7,804,160

CONNECTICUT – 2.8%

DEDICATED TAX – 0.8%

State of Connecticut Special Tax Revenue, CT, Revenue Bonds, (Series B), 5.00%, 10/01/28	1,850,000	2,088,983

Description	Par Value	Value

HIGHER EDUCATION – 2.0%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Series R), Fairfield University, 5.00%, 7/01/31	$1,385,000	$1,545,632

Connecticut State Health & Educational Facilities Authority, CT, Revenue Bonds, (Series I-1), Sacred Heart University, 5.00%, 7/01/28	1,335,000	1,514,437

University of Connecticut, CT, Revenue Bonds, (Series A) 5.00%, 3/15/31	1,480,000	1,602,056

5.00%, 1/15/33	1,000,000	1,080,180

TOTAL HIGHER EDUCATION		$5,742,305

TOTAL CONNECTICUT		$7,831,288

DISTRICT OF COLUMBIA – 1.0%

HIGHER EDUCATION – 1.0%

District of Columbia, DC, Advance Refunding Revenue Bonds, (Georgetown University), 5.00%, 4/01/31	2,455,000	2,763,225

TOTAL DISTRICT OF COLUMBIA		$2,763,225

FLORIDA – 6.4%

AIRPORT – 0.9%

Greater Orlando Aviation Authority, FL, Revenue Bonds, (Port, Airport & Marina Improvements), (Sub-Series A), 5.00%, 10/01/24	2,250,000	2,498,580

GENERAL OBLIGATIONS – 1.6%

State of Florida State Board of Education, FL, GO Unlimited, Current Refunding, (Series B), (Capital Outlay), 5.00%, 6/01/23	4,000,000	4,465,080

HIGHER EDUCATION – 1.8%

Davie Florida Education Facilities, FL, Revenue Bonds, (Nova Southeastern University Project) 5.00%, 4/01/28	750,000	851,783

5.00%, 4/01/30	750,000	838,267

5.00%, 4/01/31	750,000	833,190

5.00%, 4/01/33	750,000	823,762

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 3/01/28	1,600,000	1,753,872

TOTAL HIGHER EDUCATION		$5,100,874

LEASE – 1.1%

Broward County School Board, FL, Certificates of Participation Refunding Bonds, (Series A), 5.00%, 7/01/21	3,000,000	3,209,640

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

27	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

WATER – 1.0%

Miami-Dade County, FL, Water & Sewer System Revenue, Advance Refunding Revenue Bonds, (Series B), 5.00%, 10/01/30	$2,645,000	$2,971,261

TOTAL FLORIDA		$18,245,435

GEORGIA – 3.5%

HIGHER EDUCATION – 0.6%

Bulloch County Development Authority, GA, Advance Refunding Revenue Bonds, (Georgia Southern University Housing Foundation Four, LLC Project), 5.00%, 7/01/31	1,575,000	1,760,157

LEASE – 1.7%

Gwinnett County Development Authority, GO, Certificate Participation Refunding Bonds, (Gwinnett County Public Schools Project), (NATL-RE), 5.25%, 1/01/22	4,370,000	4,765,266

POWER – 0.4%

Municipal Electric Authority of Georgia, GA, Advance Refunding Revenue Bonds, (Project One), (Sub-Series A), 5.00%, 1/01/28	1,160,000	1,271,128

SCHOOL DISTRICT – 0.8%

Hall County School District, GA, GO Unlimited, School Improvements, (ST AID WITHHLDG), 5.00%, 11/01/22	1,925,000	2,123,949

TOTAL GEORGIA		$9,920,500

ILLINOIS – 14.8%

DEDICATED TAX – 0.6%

Regional Transportation Authority, IL, Revenue Bonds, (Series B), 5.00%, 6/01/33	1,450,000	1,621,941

GENERAL OBLIGATIONS – 11.1%

Chicago Park District, IL, GO, Unlimited Current Refunding, (Ad Valorem Property Tax), (Series D)

5.00%, 1/01/26	1,250,000	1,360,613

5.00%, 1/01/27	3,455,000	3,743,562

Cook County, IL, GO Unlimited, Current Refunding, (Series A), (AGM), 5.00%, 11/15/26	2,050,000	2,322,056

Cook Kane Lake & McHenry Counties Community College District No 512, IL, GO, Unlimited, Advance Refunding, (William Rainey Harper College), (Series B), 5.00%, 12/01/25	1,200,000	1,375,944

Elk Grove Village, IL, GO Unlimited, Refunding Revenue Notes, (Ad Valorem Property Tax), 5.00%, 1/01/32	1,000,000	1,109,420

Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Series C-Green Bond), (Water Utility & Sewer Improvements), 5.00%, 12/01/28	6,790,000	7,531,536

State of Illinois, IL, GO Unlimited, (Series D), 5.00%, 11/01/25	3,065,000	3,191,584

Description	Par Value	Value

State of Illinois, IL, GO Unlimited, Public Improvements, (Series B), 5.00%, 12/01/25	$7,935,000	$8,265,810

State of Illinois, IL, GO Unlimited, Refunding Bonds, 5.00%, 8/01/25	2,500,000	2,582,525

TOTAL GENERAL OBLIGATIONS		$31,483,050

POWER – 0.8%

Illinois Municipal Electric Agency, IL, Advance Refunding Revenue Bonds, (Series A), 5.00%, 2/01/25	2,000,000	2,244,400

SCHOOL DISTRICT – 0.4%

Kendall Kane & Will Counties Community Unit School District No 308, IL, GO Unlimited, Refunding Bonds, 5.50%, 2/01/22	1,100,000	1,195,447

TRANSPORTATION – 1.9%

Illinois State Toll Highway Authority, IL, Refunding Revenue Bonds, (Series D), 5.00%, 1/01/24	5,000,000	5,591,600

TOTAL ILLINOIS		$42,136,438

KANSAS – 0.5%

DEDICATED TAX – 0.5%

State of Kansas Department of Transportation, KS, Revenue Bonds, (Series B), 5.00%, 9/01/33	1,220,000	1,376,868

TOTAL KANSAS		$1,376,868

KENTUCKY – 2.0%

LEASE – 2.0%

Kentucky State Property & Building Commission, KY, GO, Revenue Bonds, (Project No. 119)

5.00%, 5/01/25	2,000,000	2,234,540

5.00%, 5/01/30	3,195,000	3,557,537

TOTAL LEASE		$5,792,077

TOTAL KENTUCKY		$5,792,077

LOUISIANA – 0.4%

HIGHER EDUCATION – 0.4%

Louisiana Public Facilities Authority, LA, Revenue Bonds, (Loyola University Project), 5.00%, 10/01/23	1,000,000	1,088,810

TOTAL LOUISIANA		$1,088,810

MARYLAND – 2.5%

DEDICATED TAX – 2.1%

State of Maryland Department of Transportation, MD, GO, Revenue Bonds, 5.00%, 9/01/23	5,250,000	5,879,107

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	28

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

MEDICAL – 0.4%

Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Anne Arundel Health Systems), 5.00%, 7/01/22	$1,000,000	$1,088,810

TOTAL MARYLAND		$6,967,917

MASSACHUSETTS – 2.4%

GENERAL OBLIGATIONS – 0.8%

Commonwealth of Massachusetts, MA, GO Limited, Public Improvements, (Series E), (Consolidated Loan of 2017), 5.00%, 11/01/31	2,000,000	2,296,360

HIGHER EDUCATION – 1.6%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Series A), (Emerson College), 5.00%, 1/01/32	2,000,000	2,179,320

Massachusetts Development Finance Agency, MA, Current Refunding Revenue Bonds, (Series L), (Simmons University)

5.00%, 10/01/30	1,180,000	1,317,730

5.00%, 10/01/31	1,000,000	1,112,300

TOTAL HIGHER EDUCATION		$4,609,350

TOTAL MASSACHUSETTS		$6,905,710

MICHIGAN – 8.1%

DEDICATED TAX – 2.8%

Michigan Finance Authority, MI, Refunding Revenue Bonds, (Series F), (Income Tax Revenue), 4.00%, 10/01/24	2,000,000	2,064,840

Michigan Finance Authority, MI, Revenue Bonds, Repayment of Bank Loan, (Series H-1), 5.00%, 10/01/25	5,215,000	5,755,430

TOTAL DEDICATED TAX		$7,820,270

MEDICAL – 1.4%

Kalamazoo Hospital Finance Authority, MI, Advance Refunding Revenue Bonds, (Bronson Healthcare Group), 5.00%, 5/15/30	2,055,000	2,263,336

Michigan Finance Authority, MI, Advance Refunding Revenue Bonds, (Series A), (Beaumont Health Credit Group), 5.00%, 8/01/31	1,655,000	1,806,548

TOTAL MEDICAL		$4,069,884

SCHOOL DISTRICT – 1.6%

Chippewa Valley Schools, MI, GO Unlimited,

Current Refunding, (Series B), (Q-SBLF), 5.00%, 5/01/22	3,000,000	3,265,410

Grand Ledge Public Schools, MI, GO Unlimited, Current Refunding, (Q-SBLF), 5.00%, 5/01/22	1,195,000	1,301,558

TOTAL SCHOOL DISTRICT		$4,566,968

Description	Par Value	Value

UTILITIES – 1.1%

Lansing Board of Water & Light, MI, Revenue Bonds, (Series A), 5.00%, 7/01/29	$3,000,000	$3,195,210

WATER – 1.2%

Great Lakes Water Authority Sewage Disposal System Revenue, MI, Current Refunding Revenue Bonds, (Series B), 5.00%, 7/01/25	1,500,000	1,706,130

Great Lakes Water Authority Water Supply System Revenue, MI, Refunding Revenue Bonds, (Second Lien Bonds Series A), 5.00%, 7/01/25	1,500,000	1,704,165

TOTAL WATER		$3,410,295

TOTAL MICHIGAN		$23,062,627

MISSOURI – 2.1%

MEDICAL – 2.1%

Health & Educational Facilities Authority, MI, Current Refunding Revenue Bonds, (Saint Luke’s Health Systems, Inc.), 5.00%, 11/15/30	5,425,000	5,997,717

TOTAL MISSOURI		$5,997,717

NEVADA – 1.8%

DEDICATED TAX – 1.8%

Clark County, NV, Refunding Revenue Bonds, (Series B), (Fuel Sales Tax), 5.00%, 7/01/30	4,505,000	5,033,842

TOTAL NEVADA		$5,033,842

NEW JERSEY – 6.8%

HIGHER EDUCATION – 1.6%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series A), (Rowan University Project), 5.00%, 7/01/28	1,030,000	1,148,934

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 7/01/27	2,000,000	2,234,780

New Jersey Educational Facilities Authority, NJ, Current Refunding Revenue Bonds, (Series B), (Montclair State University), 5.00%, 7/01/30	1,000,000	1,123,610

TOTAL HIGHER EDUCATION		$4,507,324

LEASE – 2.6%

New Jersey Economic Development Authority, NJ, Advanced Refunding Revenue Bonds, (Series B), 5.00%, 11/01/23	6,805,000	7,399,281

TRANSPORTATION – 2.6%

New Jersey State Turnpike Authority, NJ, Revenue Bonds, (Series A), (Highway Improvement), 5.00%, 1/01/27	1,645,000	1,844,259

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

29	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Series A), (Transportation System), 5.00%, 12/15/28	$5,135,000	$5,621,336

TOTAL TRANSPORTATION		$7,465,595

TOTAL NEW JERSEY		$19,372,200

NEW YORK – 8.8%

AIRPORT – 0.8%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (175th Series), (Port, Airport & Marina Improvements), 5.00%, 12/01/23	2,000,000	2,204,220

DEDICATED TAX – 0.6%

New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Revenue Bonds, (Sub-Series C-2), 5.00%, 5/01/33	1,550,000	1,761,978

GENERAL OBLIGATIONS – 4.6%

Hempstead, NY, GO, Public Improvements, (Series A)

5.00%, 6/15/21	1,160,000	1,245,272

5.00%, 6/15/23	1,500,000	1,673,010

Nassau County, NY, GO Limited, Public Improvements, (Series A), (AGM), 5.00%, 4/01/33	2,395,000	2,703,476

New York City, NY, GO Unlimited, Advance Refunding, (Series C), 5.00%, 8/01/23	1,000,000	1,116,440

New York City, NY, GO Unlimited, Public Improvements, (Sub-Series G-1), 5.00%, 4/01/25	5,790,000	6,268,601

TOTAL GENERAL OBLIGATIONS		$13,006,799

HOUSING – 0.6%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (UBF Faculty- Student Housing Corp.), (AGM), 5.00%, 10/01/32	1,660,000	1,876,348

TRANSPORTATION – 2.2%

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/26	5,635,000	6,183,962

TOTAL NEW YORK		$25,033,307

NORTH CAROLINA – 3.7%

AIRPORT – 0.9%

State of North Carolina, NC, Refunding Revenue Bonds, (Series B), 5.00%, 6/01/23	2,365,000	2,636,691

GENERAL OBLIGATIONS – 2.8%

Wake County, NC, GO Unlimited, Refunding Revenue Notes, (Series A), 5.00%, 3/01/23	6,985,000	7,770,114

TOTAL NORTH CAROLINA		$10,406,805

Description	Par Value	Value

OKLAHOMA – 0.7%

TRANSPORTATION – 0.7%

Oklahoma Capitol Improvement Authority, OK, Revenue Bonds, 5.00%, 7/01/30	$1,655,000	$1,871,590

TOTAL OKLAHOMA		$1,871,590

PENNSYLVANIA – 6.4%

DEDICATED TAX – 0.8%

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced, 5.00%, 12/01/32	2,000,000	2,220,100

HIGHER EDUCATION – 2.7%

Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,105,970

Pennsylvania Higher Educational Facilities Authority, PA, Current Refunding Revenue Bonds, (Series A), (University of Sciences, Philadelphia), 5.00%, 11/01/28	2,330,000	2,597,251

Pennsylvania State University, PA, Refunding Revenue Bonds, (Series B), 5.25%, 8/15/22	1,865,000	2,066,905

Philadelphia Authority for Industrial Development, PA, Current Refunding Revenue Bonds, La Salle University, 5.00%, 5/01/22	1,920,000	2,047,238

TOTAL HIGHER EDUCATION		$7,817,364

MEDICAL – 0.6%

Allegheny County Hospital Development Authority, PA, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,640,000	1,796,620

WATER – 2.3%

Philadelphia PA Water & Wastewater, PA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/31	5,655,000	6,398,124

TOTAL PENNSYLVANIA		$18,232,208

TENNESSEE – 1.6%

GENERAL OBLIGATIONS – 1.6%

Sumner, TN, GO Unlimited, Public Improvements

5.00%, 12/01/24	2,865,000	3,270,111

5.00%, 12/01/25	1,000,000	1,135,360

TOTAL GENERAL OBLIGATIONS		$4,405,471

TOTAL TENNESSEE		$4,405,471

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

TEXAS – 8.2%

AIRPORT – 0.9%

Dallas/Fort Worth International Airport, TX, Current Refunding Revenue Bonds, (Series D), 5.25%, 11/01/23	$2,500,000	$2,704,125

EDUCATION – 0.4%

Clifton Higher Education Finance Corp., TX, Revenue Bonds, (Idea Public Schools), (PSF-GTD), 5.00%, 8/15/27	1,000,000	1,148,430

GENERAL OBLIGATIONS – 1.4%

Austin, TX, GO Limited, Advance Refunding Revenue Bonds, 5.00%, 9/01/25	1,340,000	1,540,946

Dallas, TX, GO, Refunding Revenue Notes, (Series A), 5.00%, 2/15/25	2,260,000	2,473,751

TOTAL GENERAL OBLIGATIONS		$4,014,697

HIGHER EDUCATION – 1.3%

Permanent University Fund – University of Texas System, TX, Refunding Revenue Notes, (Series A), 5.00%, 7/01/26	3,165,000	3,614,430

MEDICAL – 2.4%

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Methodist Hospital of Dallas, OBG), 5.00%, 10/01/25	6,110,000	6,776,234

TRANSPORTATION – 0.6%

Central Texas Regional Mobility Authority, TX, Revenue Bonds, (Senior Lien), 5.00%, 1/01/33	1,470,000	1,630,568

WATER – 1.2%

Fort Worth, TX, Advance Refunding, Water & Sewer System Revenue, (Series A), 5.00%, 2/15/25	3,035,000	3,464,240

TOTAL TEXAS		$23,352,724

Description	Par Value	Value

UTAH – 0.8%

DEDICATED TAX – 0.4%

Salt Lake County, UT, GO, Revenue Bonds, 5.00%, 2/01/22	$1,000,000	$1,088,240

MEDICAL – 0.4%

Utah County, UT, Revenue Bonds, (IHC Health Services Inc., OBG), 5.00%, 5/15/25	1,165,000	1,244,721

TOTAL UTAH		$2,332,961

WASHINGTON – 1.1%

MEDICAL – 1.1%

Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, Overlake Hospital Medical Center, 5.00%, 7/01/33	1,750,000	1,926,802

Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, (Series B), (Multicare Health System), 5.00%, 8/15/30	1,000,000	1,139,260

TOTAL MEDICAL		$3,066,062

TOTAL WASHINGTON		$3,066,062

TOTAL MUNICIPAL BONDS (COST $283,422,033)		$280,929,308

TOTAL INVESTMENTS – 98.8% (COST $283,422,033)		$280,929,308
OTHER ASSETS LESS LIABILITIES – 1.2%		3,308,031

TOTAL NET ASSETS – 100.0%		$284,237,339

Cost of investments for Federal income tax purposes is $283,422,033. The net unrealized appreciation/(depreciation) of investments was $(2,492,725). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,610,098 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(4,102,823).

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

31	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$280,929,308	$—	$280,929,308

Total	$—	$280,929,308	$—	$280,929,308

The following acronyms are used throughout this Fund:
AGM	Assured Guaranty Municipal
GO	General Obligation
LLC	Limited Liability Corporation

NATL-RE	National Public Finance Guarantee Corporation
OBG	Obligation
Q-SBLF	Qualified School Bond Loan Fund
UPMC	University of Pittsburgh Medical Center

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

32

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At October 31, 2018, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets
Dedicated Tax	27.0%
General Obligations	20.2%
Higher Education	14.4%
Airport	8.1%
Lease	5.7%
Medical	5.2%
Transportation	5.0%
Water & Sewer	4.5%
School District	2.7%
Housing	1.7%
Power	1.7%
Cash Equivalents[1]	2.7%
Other Assets and Liabilities – Net[2]	1.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA / Aaa	5.8%
AA / Aa	63.8%
A / A	16.8%
BBB / Baa	9.8%
Not Rated	2.7%
Other Assets and Liabilities – Net[2]	1.1%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value	Value

MUNICIPAL BONDS – 96.2%

NEW YORK – 96.2%

AIRPORT – 8.1%

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (194th Series), 5.00%, 10/15/30	$1,000,000	$1,128,670

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (205th Series), 5.00%, 11/15/32	1,000,000	1,140,270

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, Port, Airport & Marina Improvements, (175th Series), 5.00%, 12/01/23	3,000,000	3,306,330

TOTAL AIRPORT		$5,575,270

Description	Par Value	Value

DEDICATED TAX – 27.0%

Nassau County Interim Finance Authority, NY, Refunding Revenue Bonds, (Series A)

5.00%, 11/15/21	$1,000,000	$1,084,550

5.00%, 11/15/23	1,305,000	1,444,309

New York City, NY, Transitional Finance Authority, Advance Refunding Revenue Bonds, (Sub-Series C), 5.00%, 11/01/30	2,000,000	2,277,160

New York City, NY, Transitional Finance Authority, Revenue Bonds, Public Improvements, (Sub-Series E-1), 5.00%, 2/01/30	2,100,000	2,362,920

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, Public Improvements, (Series B), 5.00%, 2/15/33	1,000,000	1,128,700

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

33	PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, School Improvements, (Series C), 5.00%, 3/15/33	$2,000,000	$2,277,220

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 3/15/32	2,000,000	2,262,000

New York State Urban Development Corp., NY, Refunding Revenue Bonds, (Series D), 5.00%, 3/15/23	2,000,000	2,219,700

Sales Tax Asset Receivable Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 10/15/26	3,000,000	3,405,300

TOTAL DEDICATED TAX		$18,461,859

GENERAL OBLIGATIONS – 20.2%

Monroe County, NY, GO, Public Improvements, AD Valorem Property Tax, (AGM), 5.00%, 6/01/22	2,070,000	2,258,763

Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series C), (BAM-TCRS), 5.00%, 4/01/26	1,000,000	1,144,180

New York City, NY, GO Unlimited, Advance Refunding, AD Valorem Property Tax, (Series A), 5.00%, 8/01/21	1,540,000	1,654,715

New York City, NY, GO Unlimited, Advance Refunding, AD Valorem Property Tax, (Series C), 5.00%, 8/01/23	2,000,000	2,232,880

New York State, NY, GO Unlimited, Highway Improvements, (Series E), 5.00%, 12/15/21	1,090,000	1,186,312

Suffolk County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series B), (AGM), 5.00%, 10/15/23	1,720,000	1,910,645

Town of Hempstead, NY, GO, Economic Defeasance, AD Valorem Property Tax, (Series D), 5.00%, 8/15/21	1,855,000	1,998,744

Town of Islip, NY, GO, Public Improvements, AD Valorem Property Tax, (Series A), 5.00%, 5/15/23	1,280,000	1,436,262

TOTAL GENERAL OBLIGATIONS		$13,822,501

HIGHER EDUCATION – 14.4%

City of Albany Capital Resource Corp., NY, Refunding Revenue Bonds, Albany Law School of Union University

4.00%, 7/01/22	600,000	625,104

4.00%, 7/01/23	725,000	759,858

4.00%, 7/01/25	865,000	908,856

4.00%, 7/01/26	765,000	794,667

5.00%, 7/01/29	1,195,000	1,310,126

Dutchess County Local Development Corp., NY, Current Refunding Revenue Bonds, The Culinary Institute of America

5.00%, 7/01/28	1,000,000	1,136,100

Description	Par Value	Value

5.00%, 7/01/32	$1,040,000	$1,157,905

Monroe County Industrial Development Corp., NY, University of Rochester Project, Advance Refunding Revenue Bonds, University & College Improvements, (Series B), 5.00%, 7/01/23	1,000,000	1,117,790

New York State Dormitory Authority, NY, New York University, Advance Refunding Revenue Bonds, University & College Improvements, (Series A), 5.00%, 7/01/22	1,890,000	2,076,657

TOTAL HIGHER EDUCATION		$9,887,063

HOUSING – 1.7%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, UBF Facility Student Housing Corp., (AGM), 5.00%, 10/01/31	1,000,000	1,134,460

LEASE – 5.7%

Erie County, NY, IDA, Advance Refunding Revenue Bonds, City School District of the City of Buffalo Project, (State Aid Withholding), 5.00%, 5/01/30	2,000,000	2,290,180

Syracuse, NY, IDA, Revenue Bonds, Syracuse City School District Project, (Series B), (State Aid Withholding), 5.00%, 5/01/32	1,435,000	1,621,277

TOTAL LEASE		$3,911,457

MEDICAL – 5.2%

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 7/01/27	2,000,000	2,230,020

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, North Shore-Long Island Jewish Obligated Group, (Series A), 5.00%, 5/01/24	1,160,000	1,306,821

TOTAL MEDICAL		$3,536,841

POWER – 1.7%

Long Island Power Authority, NY, Electric System Improvements, Revenue Bonds, (Series B), 5.00%, 9/01/25	1,000,000	1,143,900

SCHOOL DISTRICT – 2.7%

Bay Shore Union Free School District, NY, GO Unlimited, Current Refunding, AD Valorem Property Tax, (State Aid Withholding), 5.00%, 1/15/22	1,710,000	1,860,548

TRANSPORTATION – 5.0%

Metropolitan Transportation Authority, NY, Revenue Green Bonds, (Series C-1), 5.00%, 11/15/24	2,000,000	2,248,680

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series C-1), 5.00%, 11/15/25	1,000,000	1,161,080

TOTAL TRANSPORTATION		$3,409,760

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	34

Wilmington New York Municipal Bond Fund (concluded)

Description	Par Value	Value

WATER & SEWER – 4.5%

New York City Water & Sewer System, NY, Current Refunding Revenue Bonds, (Series EE), 5.00%, 6/15/28	$1,595,000	$1,784,151

New York City Water & Sewer System, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series HH), 5.00%, 6/15/28	1,150,000	1,303,353

TOTAL WATER & SEWER		$3,087,504

TOTAL NEW YORK		$65,831,163

TOTAL MUNICIPAL BONDS
(COST $67,116,839)		$65,831,163

Description	Number of Shares	Value
MONEY MARKET FUND – 2.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.05%^	1,853,825	$1,853,825

TOTAL MONEY MARKET FUND (COST $1,853,825)		$1,853,825

TOTAL INVESTMENTS – 98.9% (COST $68,970,664)		$67,684,988

OTHER ASSETS LESS LIABILITIES – 1.1%		768,779

TOTAL NET ASSETS – 100.0%		$68,453,767

Cost of investments for Federal income tax purposes is $68,970,664. The net unrealized appreciation/(depreciation) of investments was $(1,285,676). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $124,495 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(1,410,171).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$65,831,163	$—	$65,831,163

Money Market Fund	1,853,825	—	—	1,853,825

Total	$1,853,825	$65,831,163	$—	$67,684,988

^	7-Day net yield.
The following acronyms are used throughout this Fund:
	AGM	Assured Guaranty Municipal
	BAM-TCRS	Build America Mutual-Tax Credit Reporting Service
	GO	General Obligation
	IDA	Industrial Development Authority/Agency

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

35	STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2018 (unaudited)	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Bond Fund
ASSETS:
Investments, at identified cost	$541,477,959		$82,223,747		$51,838,601

Investments in securities, at value (Including $11,531,818, $569,361, and $392,202 of securities on loan, respectively) (Note 2)	$524,116,074		$80,275,417		$51,375,209
Income receivable	3,326,407		553,507		267,404
Due from advisor	—		—		115
Receivable for shares sold	1,729,088		52,795		84,084
Receivable for investments sold	—		—		104
Prepaid assets	29,338		24,632		24,356

TOTAL ASSETS	529,200,907		80,906,351		51,751,272

LIABILITIES:
Payable for investments purchased	7,011,969		—		—
Collateral for securities on loan	11,834,341		584,248		404,513
Income distribution payable	1,144,385		155,733		87,558
Payable for shares redeemed	90,022		66,686		18,650
Payable for Trustees’ fees	6,023		6,022		6,022
Payable for distribution services fee	839		379		1,229
Payable for shareholder services fee	336		152		—
Payable for investment advisor fee	155,827		10,518		—
Other accrued expenses	120,941		56,336		68,959

TOTAL LIABILITIES	20,364,683		880,074		586,931

NET ASSETS	$508,836,224		$80,026,277		$51,164,341

NET ASSETS CONSIST OF:
Paid-in capital	$528,703,445		$81,982,668		$53,097,119
Distributable earnings (loss)	(19,867,221)		(1,956,391)		(1,932,778)

TOTAL NET ASSETS	$508,836,224		$80,026,277		$51,164,341

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$3,959,099		$1,787,616		$5,762,257

Shares outstanding (unlimited shares authorized)	422,300		187,462		586,260

Net Asset Value per share	$9.38		$9.54		$9.83

Offering price per share*	$9.82	***	$9.99	***	$10.01	**

Class I
Net Assets	$504,877,125		$78,238,661		$45,402,084

Shares outstanding (unlimited shares authorized)	54,772,317		8,199,247		4,618,561

Net Asset Value per share	$9.22		$9.54		$9.83

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/98.25 of net asset value.
***	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	36

October 31, 2018 (unaudited)	Wilmington Municipal Bond Fund		Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$283,422,033		$68,970,664

Investments in securities, at value	$280,929,308		$67,684,988
Interest receivable	3,915,217		874,576
Receivable for shares sold	262,524		72,078
Receivable for investments sold	1,565,157		—
Prepaid assets	33,186		11,694

TOTAL ASSETS	286,705,392		68,643,336

LIABILITIES:
Payable to custodian	80,584		—
Payable for investments purchased	1,626,232		—
Income distribution payable	555,111		100,434
Payable for shares redeemed	34,666		15,782
Payable for Trustees’ fees	6,022		6,022
Payable for distribution services fee	5,850		2,917
Payable for investment advisor fee	85,792		13,147
Other accrued expenses	73,796		51,267

TOTAL LIABILITIES	2,468,053		189,569

NET ASSETS	$284,237,339		$68,453,767

NET ASSETS CONSIST OF:
Paid-in capital	$289,214,890		$69,400,045
Distributable earnings (loss)		(4,977,551)		(946,278)

TOTAL NET ASSETS	$284,237,339		$68,453,767

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$27,364,181		$13,667,824

Shares outstanding (unlimited shares authorized)	2,157,499		1,354,129

Net Asset Value per share	$12.68		$10.09

Offering price per share*	$13.28	***	$10.57	***

Class I
Net Assets	$256,873,158		$54,785,943

Shares outstanding (unlimited shares authorized)	20,244,944		5,424,897

Net Asset Value per share	$12.69		$10.10

*	See “How are Shares Priced?” in the Prospectus.
***	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

37	STATEMENTS OF OPERATIONS

Six Months Ended October 31, 2018 (unaudited)	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund	Wilmington Short-Term Bond Fund
INVESTMENT INCOME:
Dividends	$52,467	$10,119	$964
Interest	7,473,878	1,103,014	593,456
Securities lending income	15,670	1,783	3,686

TOTAL INVESTMENT INCOME	7,542,015	1,114,916	598,106

EXPENSES:
Investment advisory fee	1,164,421	186,288	103,614
Administrative personnel and services fees	86,247	13,798	8,634
Portfolio accounting and administration fees	58,910	18,205	13,469
Transfer and dividend disbursing agent fees and expenses	50,490	2,489	10,677
Trustees’ fees	32,800	32,800	32,800
Professional fees	38,779	37,664	36,794
Distribution services fee—Class A	5,090	2,325	7,404
Shareholder services fee—Class A	5,090	2,325	7,404
Shareholder services fee— Class I	641,807	101,168	57,355
Share registration costs	17,384	15,033	15,271
Printing and postage	13,674	2,868	3,483
Custodian fees	7,924	3,516	2,481
Miscellaneous	32,160	15,819	14,491

TOTAL EXPENSES	2,154,776	434,298	313,877

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(234,867)	(125,634)	(117,377)
Waiver of shareholder services fee—Class A	(3,302)	(1,788)	(7,404)
Waiver of shareholder services fee—Class I	(641,807)	(101,168)	(57,355)

TOTAL WAIVERS AND REIMBURSEMENTS	(879,976)	(228,590)	(182,136)

Net expenses	1,274,800	205,708	131,741

Net investment income	6,267,215	909,208	466,365

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(359,262)	(22,895)	(69,535)
Net change in unrealized appreciation (depreciation) of investments	(6,661,994)	(349,944)	8,626

Net realized and unrealized gain (loss) on investments	(7,021,256)	(372,839)	(60,909)

Change in net assets resulting from operations	$(754,041)	$536,369	$405,456

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	38

Six Months Ended October 31, 2018 (unaudited)	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$71,216	$23,406
Interest	3,850,825	785,883

TOTAL INVESTMENT INCOME	3,922,041	809,289

EXPENSES:
Investment advisory fee	661,968	157,644
Administrative personnel and services fees	49,031	11,676
Portfolio accounting and administration fees	38,232	13,429
Transfer and dividend disbursing agent fees and expenses	10,430	7,028
Trustees’ fees	32,800	32,800
Professional fees	35,470	35,035
Distribution services fee—Class A	36,056	17,839
Shareholder services fee—Class A	36,056	17,839
Shareholder services fee— Class I	331,702	69,741
Share registration costs	14,527	6,362
Printing and postage	4,468	4,029
Custodian fees	2,419	793
Miscellaneous	23,622	15,016

TOTAL EXPENSES	1,276,781	389,231

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(152,159)	(80,627)
Waiver of shareholder services fee—Class A	(36,056)	(17,839)
Waiver of shareholder services fee—Class I	(331,702)	(69,741)

TOTAL WAIVERS AND REIMBURSEMENTS	(519,917)	(168,207)

Net expenses	756,864	221,024

Net investment income	3,165,177	588,265

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,804,071)	(325,606)
Net change in unrealized appreciation (depreciation) of investments	(492,732)	(238,281)

Net realized and unrealized gain (loss) on investments	(2,296,803)	(563,887)

Change in net assets resulting from operations	$868,374	$24,378

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

39	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$6,267,215	$10,978,112	$909,208	$1,862,781
Net realized gain (loss) on investments	(359,262)	175,633	(22,895)	230,533
Net change in unrealized appreciation (depreciation) of investments	(6,661,994)	(13,772,908)	(349,944)	(2,489,840)

Change in net assets resulting from operations	(754,041)	(2,619,163)	536,369	(396,526)

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class A	(44,816)	(86,221)	(17,659)	(46,350)
Class I	(6,521,386)	(11,604,433)	(893,278)	(2,057,688)

Total distributions to shareholders:	(6,566,202)	(11,690,654)	(910,937)	(2,104,038)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	15,444	26,255	253	3,512
Class I	45,204,382	123,823,977	4,818,713	22,853,505
Distributions reinvested
Class A	35,792	68,328	13,966	37,201
Class I	3,954,577	6,925,421	295,525	798,968
Cost of shares redeemed
Class A	(108,673)	(405,179)	(130,655)	(828,533)
Class I	(43,958,557)	(112,802,914)	(8,810,255)	(66,019,261)

Change in net assets resulting from share transactions	5,142,965	17,635,888	(3,812,453)	(43,154,608)

Change in net assets	(2,177,278)	3,326,071	(4,187,021)	(45,655,172)
NET ASSETS:
Beginning of period	511,013,502	507,687,431	84,213,298	129,868,470

End of period	$508,836,224	$511,013,502 (b)	$80,026,277	$84,213,298 (b)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,645	2,723	26	356
Class I	4,844,675	12,923,853	502,743	2,336,918
Distributions reinvested
Class A	3,770	7,009	1,457	3,792
Class I	423,703	722,909	30,817	81,408
Shares redeemed
Class A	(11,460)	(41,597)	(13,633)	(84,494)
Class I	(4,712,098)	(11,735,987)	(919,447)	(6,691,958)

Net change in shares outstanding	550,235	1,878,910	(398,037)	(4,353,978)

(a)	During the six months ended October 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

For	the year ended April 30, 2018, the Funds had the following distributions:

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	$(86,221)	$(40,394)
Class I	(11,604,433)	(1,824,838)
Distributions from net realized gain on investments
Class A	—	(5,956)
Class I	—	(232,850)

Total distributions to shareholders	$(11,690,654)	$(2,104,038)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $14,868 and $ 1,178, respectively.

See	Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	40

	Wilmington Short-Term Bond Fund		Wilmington Municipal Bond Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$466,365	$917,427	$3,165,177	$5,652,678
Net realized gain (loss) on investments	(69,535)	(144,918)	(1,804,071)	2,469,760
Net change in unrealized appreciation (depreciation) of investments	8,626	(647,355)	(492,732)	(8,301,500)

Change in net assets resulting from operations	405,456	125,154	868,374	(179,062)

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class A	(49,852)	(86,368)	(277,518)	(778,873)
Class I	(443,556)	(934,204)	(2,887,628)	(7,172,668)

Total distributions to shareholders:	(493,408)	(1,020,572)	(3,165,146)	(7,951,541)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	10,643	140,002	91,540	211,194
Class I	3,122,505	9,622,841	25,047,987	60,767,426
Distributions reinvested
Class A	29,493	55,187	198,000	568,746
Class I	334,589	679,152	609,211	2,872,039
Cost of shares redeemed
Class A	(240,833)	(760,111)	(1,829,041)	(2,780,928)
Class I	(4,286,369)	(27,893,172)	(26,626,971)	(60,240,237)

Change in net assets resulting from share transactions	(1,029,972)	(18,156,101)	(2,509,274)	1,398,240

Change in net assets	(1,117,924)	(19,051,519)	(4,806,046)	(6,732,363)
NET ASSETS:
Beginning of period	52,282,265	71,333,784	289,043,385	295,775,748

End of period	$51,164,341	$52,282,265 (b)	$284,237,339	$289,043,385 (b)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,081	14,071	7,135	15,956
Class I	316,966	967,243	1,947,247	4,629,922
Distributions reinvested
Class A	2,995	5,552	15,418	43,335
Class I	33,963	68,301	47,432	218,695
Shares redeemed
Class A	(24,461)	(76,385)	(142,328)	(213,100)
Class I	(435,125)	(2,807,714)	(2,076,771)	(4,587,719)

Net change in shares outstanding	(104,581)	(1,828,932)	(201,867)	107,089

(a)	During the six months ended October 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Funds had the following distributions:

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	$(86,368)	$(532,549)
Class I	(934,204)	(5,119,823)
Distributions from net realized gain on investments
Class A	—	(246,324)
Class I	—	(2,052,845)

Total distributions to shareholders	$(1,020,572)	$(7,951,541)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $6,699 and $(1,555), respectively.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

41	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington New York Municipal Bond Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$588,265	$1,293,316
Net realized gain (loss) on investments	(325,606)	1,340,727
Net change in unrealized appreciation (depreciation) of investments	(238,281)	(2,892,970)

Change in net assets resulting from operations	24,378	(258,927)

DISTRIBUTIONS TO SHAREHOLDERS(a):
Class A	(105,559)	(463,153)
Class I	(482,665)	(2,009,152)

Total distributions to shareholders:	(588,224)	(2,472,305)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	5,115	225,092
Class I	4,600,526	10,139,776
Distributions reinvested
Class A	63,478	305,080
Class I	293,567	1,344,922
Cost of shares redeemed
Class A	(1,152,076)	(2,665,312)
Class I	(6,282,049)	(20,674,090)

Change in net assets resulting from share transactions	(2,471,439)	(11,324,532)

Change in net assets	(3,035,285)	(14,055,764)
NET ASSETS:
Beginning of period	71,489,052	85,544,816

End of period	$68,453,767	$71,489,052 (b)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	500	21,343
Class I	449,961	962,120
Distributions reinvested
Class A	6,213	29,127
Class I	28,722	128,330
Shares redeemed
Class A	(112,660)	(252,490)
Class I	(613,520)	(1,964,972)

Net change in shares outstanding	(240,784)	(1,076,542)

(a)	During the six months ended October 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Fund had the following distributions:

Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(229,001)
Class I	(1,064,406)
Distributions from net realized gain on investments
Class A	(234,152)
Class I	(944,746)

Total distributions to shareholders	(2,472,305)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $(60).

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS	42

For a share outstanding throughout each period:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.51		$9.78	$9.94	$9.95	$9.80	$10.19
Income (Loss) From Operations:
Net Investment Income(a)	0.10		0.18	0.16	0.18	0.17	0.20
Net Realized and Unrealized Gain (Loss)
on Investments	(0.12)		(0.26)	(0.14)	0.02	0.19	(0.21)

Total Income (Loss) From Operations	(0.02)		(0.08)	0.02	0.20	0.36	(0.01)

Less Distributions From:
Net Investment Income	(0.11)		(0.19)	(0.18)	(0.20)	(0.19)	(0.23)
Net Realized Gains	—		—	—	(0.01)	(0.02)	(0.15)

Total Distributions	(0.11)		(0.19)	(0.18)	(0.21)	(0.21)	(0.38)

Net Asset Value, End of Period	$9.38		$9.51	$9.78	$9.94	$9.95	$9.80

Total Return(b)	(0.27)%		(0.81)%	0.22%	2.03%	3.69%	(0.03)%
Net Assets, End of Period (000’s)	$3,959		$4,074	$4,503	$5,206	$5,726	$5,983
Ratios to Average Net Assets
Gross Expense	1.08	%(c)	1.09%	1.09%	1.10%	1.12%	1.15%
Net Expenses(d)	0.83	%(c)	0.87%	0.89%	0.88%	0.94%	0.98%
Net Investment Income	2.06	%(c)	1.82%	1.62%	1.85%	1.74%	2.09%
Portfolio Turnover Rate	20%		34%	32%	44%	45%	113%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.35		$9.62	$9.78	$9.79	$9.63	$10.03
Income (Loss) From Operations:
Net Investment Income(a)	0.11		0.21	0.19	0.21	0.20	0.23
Net Realized and Unrealized Gain (Loss)
on Investments	(0.12)		(0.26)	(0.14)	0.02	0.20	(0.22)

Total Income (Loss) From Operations	(0.01)		(0.05)	0.05	0.23	0.40	0.01

Less Distributions From:
Net Investment Income	(0.12)		(0.22)	(0.21)	(0.23)	(0.22)	(0.26)
Net Realized Gains	—		—	—	(0.01)	(0.02)	(0.15)

Total Distributions	(0.12)		(0.22)	(0.21)	(0.24)	(0.24)	(0.41)

Net Asset Value, End of Period	$9.22		$9.35	$9.62	$9.78	$9.79	$9.63

Total Return(b)	(0.12)%		(0.52)%	0.54%	2.38%	4.19%	0.16%
Net Assets, End of Period (000’s)	$504,877		$506,940	$503,184	$409,975	$413,310	$246,525
Ratios to Average Net Assets
Gross Expense	0.83	%(c)	0.84%	0.84%	0.85%	0.88%	0.92%
Net Expenses(d)	0.49	%(c)	0.53%	0.55%	0.55%	0.60%	0.65%
Net Investment Income	2.42	%(c)	2.18%	1.96%	2.15%	2.07%	2.41%
Portfolio Turnover Rate	20%		34%	32%	44%	45%	113%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

43	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.58		$9.88	$10.01	$10.02	$10.10	$10.60
Income (Loss) From Operations:
Net Investment Income(a)	0.09		0.16	0.13	0.13	0.13	0.14
Net Realized and Unrealized Gain (Loss)
on Investments	(0.04)		(0.27)	(0.12)	0.03	0.09	(0.19)

Total Income (Loss) From Operations	0.05		(0.11)	0.01	0.16	0.22	(0.05)

Less Distributions From:
Net Investment Income	(0.09)		(0.16)	(0.13)	(0.13)	(0.13)	(0.15)
Net Realized Gains	—		(0.03)	(0.01)	(0.04)	(0.17)	(0.30)

Total Distributions	(0.09)		(0.19)	(0.14)	(0.17)	(0.30)	(0.45)

Net Asset Value, End of Period	$9.54		$9.58	$9.88	$10.01	$10.02	$10.10

Total Return(b)	0.54%		(1.14)%	0.16%	1.62%	2.14%	(0.40)%
Net Assets, End of Period (000’s)	$1,788		$1,912	$2,765	$3,509	$4,389	$5,279
Ratios to Average Net Assets
Gross Expense	1.29	%(c)	1.26%	1.18%	1.18%	1.15%	1.12%
Net Expenses(d)	0.80	%(c)	0.83%	0.86%	0.85%	0.89%	0.91%
Net Investment Income	1.90	%(c)	1.65%	1.32%	1.34%	1.25%	1.38%
Portfolio Turnover Rate	13%		30%	39%	32%	45%	43%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.59		$9.88	$10.02	$10.03	$10.10	$10.60
Income (Loss) From Operations:
Net Investment Income(a)	0.11		0.19	0.17	0.17	0.16	0.17
Net Realized and Unrealized Gain (Loss)
on Investments	(0.05)		(0.26)	(0.13)	0.03	0.10	(0.18)

Total Income (Loss) From Operations	0.06		(0.07)	0.04	0.20	0.26	(0.01)

Less Distributions From:
Net Investment Income	(0.11)		(0.19)	(0.17)	(0.17)	(0.16)	(0.19)
Net Realized Gains	—		(0.03)	(0.01)	(0.04)	(0.17)	(0.30)

Total Distributions	(0.11)		(0.22)	(0.18)	(0.21)	(0.33)	(0.49)

Net Asset Value, End of Period	$9.54		$9.59	$9.88	$10.02	$10.03	$10.10

Total Return(b)	0.59%		(0.72)%	0.40%	1.94%	2.57%	(0.09)%
Net Assets, End of Period (000’s)	$78,238		$82,301	$127,103	$120,406	$126,574	$136,516
Ratios to Average Net Assets
Gross Expense	1.04	%(c)	1.01%	0.93%	0.93%	0.93%	0.91%
Net Expenses(d)	0.49	%(c)	0.52%	0.53%	0.53%	0.57%	0.60%
Net Investment Income	2.20	%(c)	1.96%	1.66%	1.66%	1.57%	1.69%
Portfolio Turnover Rate	13%		30%	39%	32%	45%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See	Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	44

For a share outstanding throughout each period:

WILMINGTON SHORT-TERM BOND FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.85		$9.99	$10.07	$10.10	$10.23	$10.33
Income (Loss) From Operations:
Net Investment Income(a)	0.08		0.12	0.10	0.07	0.07	0.07
Net Realized and Unrealized Gain (Loss)
on Investments	(0.02)		(0.12)	(0.06)	0.02	(0.02)	0.00 (b)

Total Income (Loss) From Operations	0.06		0.00 (b)	0.04	0.09	0.05	0.07

Less Distributions From:
Net Investment Income	(0.08)		(0.14)	(0.12)	(0.10)	(0.06)	(0.08)
Net Realized Gains	—		—	—	(0.02)	(0.12)	(0.09)

Total Distributions	(0.08)		(0.14)	(0.12)	(0.12)	(0.18)	(0.17)

Net Asset Value, End of Period	$9.83		$9.85	$9.99	$10.07	$10.10	$10.23

Total Return(c)	0.65%		(0.03)%	0.43%	0.87%	0.51%	0.68%
Net Assets, End of Period (000’s)	$5,762		$5,973	$6,628	$7,796	$10,495	$2,785
Ratios to Average Net Assets
Gross Expense	1.43	%(d)	1.37%	1.23%	1.11%	1.17%	1.19%
Net Expenses(e)	0.73	%(d)	0.73%	0.73%	0.73%	0.78%	0.83%
Net Investment Income	1.58	%(d)	1.22%	0.96%	0.71%	0.71%	0.64%
Portfolio Turnover Rate	27%		42%	72%	104%	138%	196%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$9.85		$9.99	$10.07	$10.10	$10.23	$10.33
Income (Loss) From Operations:
Net Investment Income(a)	0.09		0.15	0.12	0.10	0.08	0.09
Net Realized and Unrealized Gain (Loss)
on Investments	(0.01)		(0.13)	(0.05)	0.01	0.00 (b)	0.00 (b)

Total Income (Loss) From Operations	0.08		0.02	0.07	0.11	0.08	0.09

Less Distributions From:
Net Investment Income	(0.10)		(0.16)	(0.15)	(0.12)	(0.09)	(0.10)
Net Realized Gains	—		—	—	(0.02)	(0.12)	(0.09)

Total Distributions	(0.10)		(0.16)	(0.15)	(0.14)	(0.21)	(0.19)

Net Asset Value, End of Period	$9.83		$9.85	$9.99	$10.07	$10.10	$10.23

Total Return(c)	0.77%		0.22%	0.68%	1.12%	0.76%	0.90%
Net Assets, End of Period (000’s)	$45,402		$46,309	$64,706	$160,541	$166,939	$165,057
Ratios to Average Net Assets
Gross Expense	1.18	%(d)	1.11%	0.98%	0.86%	0.96%	0.97%
Net Expenses(e)	0.48	%(d)	0.48%	0.48%	0.48%	0.56%	0.61%
Net Investment Income	1.83	%(d)	1.46%	1.19%	0.97%	0.81%	0.86%
Portfolio Turnover Rate	27%		42%	72%	104%	138%	196%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

45	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

WILMINGTON MUNICIPAL BOND FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$12.78		$13.14	$13.54	$13.41	$13.40	$13.75
Income (Loss) From Operations:
Net Investment Income(a)	0.12		0.22	0.22	0.23	0.25	0.27
Net Realized and Unrealized Gain (Loss)
on Investments	(0.10)		(0.26)	(0.31)	0.37	0.13	(0.23)

Total Income (Loss) From Operations	0.02		(0.04)	(0.09)	0.60	0.38	0.04

Less Distributions From:
Net Investment Income	(0.12)		(0.22)	(0.22)	(0.23)	(0.25)	(0.27)
Net Realized Gains	—		(0.10)	(0.09)	(0.24)	(0.12)	(0.12)

Total Distributions	(0.12)		(0.32)	(0.31)	(0.47)	(0.37)	(0.39)

Net Asset Value, End of Period	$12.68		$12.78	$13.14	$13.54	$13.41	$13.40

Total Return(b)	0.19%		(0.29)%	(0.65)%	4.55%	2.83%	0.37%
Net Assets, End of Period (000’s)	$27,364		$29,109	$31,951	$38,182	$41,607	$17,128
Ratios to Average Net Assets
Gross Expense	1.09	%(c)	1.10%	1.09%	1.09%	1.12%	1.14%
Net Expenses(d)	0.74	%(c)	0.74%	0.74%	0.74%	0.79%	0.86%
Net Investment Income	1.92	%(c)	1.70%	1.62%	1.69%	1.84%	2.00%
Portfolio Turnover Rate	51%		79%	40%	32%	50%	38%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$12.79		$13.15	$13.55	$13.42	$13.40	$13.76
Income (Loss) From Operations:
Net Investment Income(a)	0.14		0.26	0.25	0.26	0.28	0.30
Net Realized and Unrealized Gain (Loss)
on Investments	(0.10)		(0.26)	(0.31)	0.37	0.15	(0.24)

Total Income (Loss) From Operations	0.04		0.00 (e)	(0.06)	0.63	0.43	0.06

Less Distributions From:
Net Investment Income	(0.14)		(0.26)	(0.25)	(0.26)	(0.29)	(0.30)
Net Realized Gains	—		(0.10)	(0.09)	(0.24)	(0.12)	(0.12)

Total Distributions	(0.14)		(0.36)	(0.34)	(0.50)	(0.41)	(0.42)

Net Asset Value, End of Period	$12.69		$12.79	$13.15	$13.55	$13.42	$13.40

Total Return(b)	0.31%		(0.03)%	(0.39)%	4.81%	3.17%	0.55%
Net Assets, End of Period (000’s)	$256,873		$259,934	$263,825	$267,864	$259,904	$199,503
Ratios to Average Net Assets
Gross Expense	0.84	%(c)	0.85%	0.84%	0.84%	0.88%	0.89%
Net Expenses(d)	0.49	%(c)	0.49%	0.49%	0.49%	0.55%	0.61%
Net Investment Income	2.18	%(c)	1.95%	1.87%	1.94%	2.11%	2.25%
Portfolio Turnover Rate	51%		79%	40%	32%	50%	38%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	46

For a share outstanding throughout each period.

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$10.18		$10.56	$10.91	$10.66	$10.56	$10.75
Income (Loss) From Operations:
Net Investment Income(a)	0.08		0.15	0.16	0.19	0.21	0.19
Net Realized and Unrealized Gain (Loss)
on Investments	(0.09)		(0.22)	(0.25)	0.27	0.10	(0.19)

Total Income (Loss) From Operations	(0.01)		(0.07)	(0.09)	0.46	0.31	0.00

Less Distributions From:
Net Investment Income	(0.08)		(0.15)	(0.16)	(0.19)	(0.21)	(0.19)
Net Realized Gains	—		(0.16)	(0.10)	(0.02)	—	—

Total Distributions	(0.08)		(0.31)	(0.26)	(0.21)	(0.21)	(0.19)

Net Asset Value, End of Period	$10.09		$10.18	$10.56	$10.91	$10.66	$10.56

Total Return(b)	(0.14)%		(0.75)%	(0.81)%	4.32%	2.91%	0.04%
Net Assets, End of Period (000’s)	$13,668		$14,863	$17,554	$20,197	$22,691	$24,301
Ratios to Average Net Assets
Gross Expense	1.31	%(c)	1.28%	1.24%	1.22%	1.22%	1.21%
Net Expenses(d)	0.83	%(c)	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income	1.48	%(c)	1.43%	1.50%	1.76%	1.93%	1.79%
Portfolio Turnover Rate	27%		64%	32%	24%	31%	34%

CLASS I	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$10.19		$10.57	$10.92	$10.67	$10.57	$10.76
Income (Loss) From Operations:
Net Investment Income(a)	0.09		0.18	0.19	0.22	0.23	0.21
Net Realized and Unrealized Gain (Loss)
on Investments	(0.09)		(0.22)	(0.25)	0.27	0.10	(0.18)

Total Income (Loss) From Operations	0.00		(0.04)	(0.06)	0.49	0.33	0.03

Less Distributions From:
Net Investment Income	(0.09)		(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Net Realized Gains	—		(0.16)	(0.10)	(0.02)	—	—

Total Distributions	(0.09)		(0.34)	(0.29)	(0.24)	(0.23)	(0.22)

Net Asset Value, End of Period	$10.10		$10.19	$10.57	$10.92	$10.67	$10.57

Total Return(b)	(0.01)%		(0.50)%	(0.55)%	4.58%	3.17%	0.30%
Net Assets, End of Period (000’s)	$54,786		$56,626	$67,991	$63,704	$63,702	$69,325
Ratios to Average Net Assets
Gross Expense	1.06	%(c)	1.03%	0.99%	0.98%	0.97%	0.96%
Net Expenses(d)	0.58	%(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income	1.73	%(c)	1.68%	1.75%	2.01%	2.18%	2.05%
Portfolio Turnover Rate	27%		64%	32%	24%	31%	34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

47	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

October 31, 2018 (unaudited)

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)(d)	The Fund seeks to provide current income.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d) Diversified

(n) Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to recognize transfers into or out of level 3. Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	48

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as

Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund
Bank of Montreal	$2,251,155	$2,251,155	$—	$—
Barclays Capital, Inc.	578,566	578,566	—	—
Daiwa Capital Markets America	2,251,155	2,251,155	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,251,155	2,251,155	—	—
Nomura Securities International, Inc.	2,251,155	2,251,155	—	—
RBC Dominion Securities, Inc.	2,251,155	2,251,155	—	—

	$11,834,341	$11,834,341	$—	$—

Intermediate-Term Bond Fund
Bank of Montreal	111,088	111,088	—	—
Barclays Capital, Inc.	28,808	28,808	—	—
Daiwa Capital Markets America.	111,088	111,088	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	111,088	111,088	—	—
Nomura Securities International, Inc.	111,088	111,088	—	—
RBC Dominion Securities, Inc.	111,088	111,088	—	—

	$584,248	$584,248	$—	$—

Short-Term Bond Fund
Bank of Montreal	76,871	76,871	—	—
Barclays Capital, Inc.	20,158	20,158	—	—
Daiwa Capital Markets America	76,871	76,871	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	76,871	76,871	—	—
Nomura Securities International, Inc.	76,871	76,871	—	—
RBC Dominion Securities, Inc.	76,871	76,871	—	—

	$404,513	$404,513	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

49	NOTES TO FINANCIAL STATEMENTS (continued)

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months ended October 31, 2018, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the six months ended October 31, 2018.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	50

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At October 31, 2018, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund	$11,531,818	$11,531,818	$—
Intermediate-Term Bond Fund	569,361	569,361	—
Short-Term Bond Fund	392,202	392,202	—

(1) Collateral with a value of $11,834,341, $584,248 and $404,513, respectively, has been received in connection with securities lending transactions.
(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2017, 2016, and 2015, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, amortization on debt securities and capital gain or loss as a result of paydown activity. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	Ordinary Income*	2018 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2017 Tax Exempt Income	Long-Term Capital Gains
Broad Market Bond Fund	$11,690,654	$—	$—	$10,818,424	$—	$—
Intermediate-Term Bond Fund	1,865,232	—	238,806	2,311,341	—	51,574
Short-Term Bond Fund	1,020,572	—	—	1,423,267	—	—
Municipal Bond Fund	72,377	5,581,748	2,297,416	508,734	5,683,961	1,714,064
New York Municipal Bond Fund	86,820	1,270,962	1,114,523	29,552	1,456,787	769,960

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
Broad Market
Bond Fund	$1,059,598	$—	$—	$(1,044,730)	$(10,699,891)	$(1,861,955)	$—
Intermediate-Term
Bond Fund	150,289	—	31,638	(149,111)	(1,614,639)	—	—
Short-Term
Bond Fund	83,480	—	—	(76,781)	(475,601)	(1,375,924)	—
Municipal Bond
Fund	—	496,473	—	(498,028)	(1,999,993)	—	(679,231)
New York Municipal
Bond Fund	—	96,304	719,746	(96,367)	(1,047,395)	—	(54,720)

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2018 are as follows:

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

51	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses
Municipal Bond Fund	$—	$897,921	$(218,690)
New York Municipal Bond
Fund	—	54,720	—

At April 30, 2018, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
Broad Market Bond Fund	$544,356	$1,317,599	$1,861,955
Short-Term Bond Fund	621,402	754,522	1,375,924

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.45%
Intermediate-Term Bond Fund	0.45%
Short-Term Bond Fund	0.40%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

WFMC and the Funds’ shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Contractual Expense Limitations

Fund	Class A	Class I
Broad Market Bond Fund	0.84%	0.49%
Intermediate-Term Bond Fund	0.84%	0.49%
Short-Term Bond Fund	0.73%	0.48%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.83%	0.58%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $ 5 billion
	0.030%	on the next $ 2 billion
	0.025%	on the next $ 3 billion

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	52

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the six months ended October 31, 2018, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the six months ended October 31, 2018, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$ 3,527
Intermediate-Term Bond Fund	1,172
Short-Term Bond Fund	5,294
Municipal Bond Fund	31,317
New York Municipal Bond Fund	15,897

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the six months ended October 31, 2018, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
Broad Market Bond Fund	$ 36
Short-Term Bond Fund	68
Municipal Bond Fund	2,906
New York Municipal Bond Fund	240

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the six months ended October 31, 2018, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$1,242
Intermediate-Term Bond Fund	390

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

53	NOTES TO FINANCIAL STATEMENTS (continued)

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the six months ended October 31, 2018 were as follows:

	Investments

Fund	Purchases	Sales
Broad Market Bond Fund	$100,558,403	$83,736,335
Intermediate-Term Bond Fund	7,320,957	10,854,445
Short-Term Bond Fund	4,782,537	8,546,336
Municipal Bond Fund	151,122,424	144,830,496
New York Municipal Bond Fund	17,908,248	20,334,430

Purchases and sales of investments of U.S. Government Securities for the six months ended October 31, 2018 were as follows:

Fund	U.S. Government Securities
	Purchases	Sales
Broad Market Bond Fund	$11,406,153	$13,941,829
Intermediate-Term Bond Fund	2,666,565	483,631
Short-Term Bond Fund	8,732,969	7,152,802

6.	CONCENTRATION OF RISK

Since New York Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 2018, 9.5% of New York Municipal Bond Fund’s total market value of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

7.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Funds did not utilize the LOC for the six months ended October 31, 2018.

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally effective June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	54

facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

55

DISCUSSION OF RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Renewal of Advisory and Sub-Advisory Agreements Generally

At a meeting held on September 5-6, 2018 (the “September Meeting”), the Board of Trustees of the Trust agreed to approve the renewal of the Trust’s investment advisory agreements and sub-advisory agreements (the “Advisory Agreements”). The agreement renewal process was divided into two Board meetings and an executive session of the Independent Trustees of the Trust to consider information relating to each Fund of the Trust, as generally described below.

On July 18, 2018, the Board held a special meeting (the “July Special Meeting”) with personnel of Wilmington Funds Management Corporation (“WFMC”) and Wilmington Trust Investment Advisors, Inc. (“WTIA,” and together with WFMC, the “Adviser”) and independent counsel to the Independent Trustees (“Counsel”) concerning the Advisory Agreements between the three multi-manager Funds (the “Sub-Advised Funds”) and their respective sub-advisers (the “Sub-Advisers”). The Adviser provided the Board with an initial basis for the approval of each such Advisory Agreement and discussed with the Board a variety of information about the Sub-Advised Funds and their Sub-Advisers, including information that each Sub-Adviser provided in response to a written request from Counsel on behalf of the Trustees concerning its investment advisory services, operations, compliance program, and other matters.

On August 28, 2018, the Independent Trustees met in executive session (the “August Executive Session”) with Counsel to give preliminary consideration to information bearing on the continuation of the Advisory Agreements with the Adviser and to continue the evaluation of the Advisory Agreements with the Sub-Advisers, as appropriate. The Independent Trustees evaluated the information that the Adviser provided in response to a written request from Counsel on behalf of the Trustees and developed a request for additional and clarifying information that was responded to by the Adviser and discussed at the September Meeting.

In agreeing to renew the Advisory Agreements, the Board considered, among other things:

•

Information about the nature and quality of the services provided by the Adviser, including management style, particular investment strategies, and prevailing market conditions experienced in the prior year; the fees and expenses of each Fund, including any applicable fee waiver or expense cap; the costs of the services and potential economies of scale; and fallout or ancillary benefits to the Adviser from managing each Fund;

•	Reports from a leading independent source of mutual fund industry data describing, on a Fund-by-Fund basis, peer comparisons of fee and expense data;

•	Reports from a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, peer comparative performance data;

•	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods) compared with the Fund’s benchmark(s) and custom peer groups, as applicable;

•	Information about fees paid by other clients of the Adviser (and each Sub-Adviser, as relevant and available) that have substantially similar investment objectives to a corresponding Fund;

•

The nature and quality of the services provided by the Adviser with respect to the Sub-Advisers, and the Adviser’s evaluation and recommendation of the approval of the renewal of the Advisory Agreements with each Sub-Adviser;

•

For each Sub-Adviser: the nature and quality of services provided; the costs of those services, as available; the potential for economies of scale; potential fall-out benefits to the Sub-Adviser; and the financial stability of the Sub-Adviser, and its parent companies as relevant; and;

•	The financial stability of the Adviser and each Sub-Adviser and their parent companies, when relevant.

During the agreement renewal process, the Board reviewed, considered and discussed, among themselves and with the Adviser and Counsel, the information described above. Counsel advised the Independent Trustees on their responsibilities under state and federal law with respect to the renewals and met with the Independent Trustees in several executive sessions. The Board also considered reports provided by the Adviser throughout the year concerning each Fund with respect to, among other things, investment, compliance and operational matters; brokerage and portfolio transactions; allocation of soft dollars for research products and services; portfolio turnover rates; and other benefits from the allocation of brokerage. The Board took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy or implemented by the Adviser at its discretion. The Board considered the Adviser’s profitability in providing services under the Advisory Agreements and concluded that, for each Fund, the level of profitability did not appear unreasonably high.

At the September Meeting, the Board approved the renewal of the Advisory Agreements, based on all of the relevant information and factors, none of which was individually determinative of the outcome, and concluded the following:

•

The nature and extent of the investment advisory services to be provided to each Fund by the Adviser, and each Sub-Adviser as applicable, were consistent with the terms of the relevant Advisory Agreements;

•	The prospects for satisfactory investment performance were reasonable; and

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT	56

•	Renewal of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Wilmington Broad Market Bond Fund

The Board considered that the Fund’s net management fee rate was above the Fund’s expense group median and that the Fund’s total expense ratio was at the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance below the peer group average for the one-, three- and five-year periods ended June 30, 2018. The Board considered management’s views concerning the markets for fixed income securities and that the Fund’s underperformance over the last year could be attributed to the Fund’s overweight in the corporate sector and underweight in the mortgage-backed sector. The Board also considered management’s view that the Fund’s underperformance during the one-year and three-year period could be attributed to the Fund’s conservative strategy of maintaining a shorter duration than the funds in its peer group, which detracted from the Fund’s performance as interest rates increased. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington Intermediate-Term Bond Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance below the peer group average for the one- and three-year periods and above the peer group average for the five-year period ended June 30, 2018. The Board considered management’s views concerning the markets for fixed income securities and that the Fund’s underperformance could be attributed to the Fund’s conservative strategy of maintaining a shorter duration than the funds in its peer group. The Board also considered management’s view that the Fund’s underperformance could be attributed to the Fund’s underweight in the mortgage-backed sector. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington Short-Term Bond Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance slightly below the peer group average for the one- year period and below the peer group average for the three- and five-year periods ended June 30, 2018. The Board considered management’s views concerning the markets for fixed income securities and that the Fund’s underperformance over the last year could be attributed to the Fund’s overweight in the corporate sector. The Board also considered management’s view that the Fund’s underperformance during the three- and five-year periods could be attributed to the Fund’s conservative management during those periods, with a duration that was typically shorter than the funds in its peer group. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington Municipal Bond Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance below the peer group average for the one- and three-year periods and slightly below the peer group average for the five-year period ended June 30, 2018. The Board considered management’s views concerning the markets for fixed income securities and that the Fund invests in investment-grade bonds only, while the Fund’s peer group is more diverse and includes funds with high-yield and taxable instruments. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington New York Municipal Bond Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were below the Fund’s expense group median. The Board also considered that the Fund had achieved total return performance below the peer group average for the one-year period and above the peer group average for the three- and five-year periods ended June 30, 2018. The Board considered management’s views concerning the markets for fixed income securities and that the Fund invests in investment-grade bonds only, while the Fund’s peer group is more diverse and includes funds with long benchmarks and with high-yield and taxable instruments. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

57

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 3:00 p.m. Eastern Time on November 9, 2018, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.    To elect Nicholas A. Giordano, Robert H. Arnold, Gregory P. Chandler, Richard B. Seidel, and Donald E. Foley (the “Current Trustees”) as Independent Trustees of the Trust; and to elect Dominick J. D’Eramo (the “New Trustee”) as an Interested Trustee of the Trust.

All shareholders of record at the close of business on September 7, 2018 were entitled to attend or submit proxies. As of the record date the Trust had 7,538,731,279 shares outstanding and 3,225,536,708 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 42.8% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Current and New Trustees. The results of the voting for the proposal were as follows:

Current Trustees	Votes For	Votes Withheld	% of Votes For
Nicholas A. Giordano	3,156,182,828	69,353,880	97.85%
Robert H. Arnold	3,198,330,254	27,206,454	99.16%
Gregory P. Chandler	3,143,390,979	82,145,729	97.45%
Richard B. Seidel	3,188,307,971	37,228,737	98.85%
Donald E. Foley	3,136,752,066	88,784,642	97.25%

New Trustee	Votes For	Votes Withheld	% of Votes For
Dominick J. D’Eramo	3,203,473,453	22,063,255	99.32%

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

58

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy

Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year,

on Form N-Q. These filings are available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

59

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

60

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

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Investment Advisor

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Co-Administrator

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent

and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square,

2005 Market Street, Suite 700

Philadelphia, PA 19103

WT-SAR-FI-1018

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

October 31, 2018 (unaudited)

PRESIDENT’S MESSAGE AND
Semi-Annual
Report

WILMINGTON FUNDS

Money Market Funds

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Semi-Annual Report of the Wilmington Funds (the “Trust”), covering the semi-annual fiscal year period of May 1, 2018, through October 31, 2018. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s semi-annual fiscal year period.

The economy

The U.S. economy has continued to exhibit strength, evidenced by a strong labor market and robust consumer. After a slow start to the year, the U.S. delivered the fastest pace of Gross Domestic Product growth in the second and third quarters since 2014, growing 4.2% and 3.5% quarter over quarter, respectively. The labor market has continued to tighten, with the unemployment rate dropping to 3.7%, the lowest level since 1969. During the period, the Federal Reserve raised its target rate twice, to a range of 2.0%–2.25%. Inflation has picked up to the Fed’s target of 2.0% year over year for the Core Personal Consumption Expenditure Price Index (excludes the volatile components of food and energy), but we expect the trajectory of inflation to level off from here. If inflation remains contained, we see little reason for the Fed to hike rates aggressively in 2019, particularly if it risks inverting the yield curve.

Outside of the U.S. the picture is less constructive. Economic activity in Europe and China has slowed from 2017’s robust pace but is continuing to expand. Emerging markets have struggled alongside a strengthening dollar. Business confidence and corporate spending plans outside of the U.S. have also been weighed down by trade tensions. The pace of economic growth in 2019 hinges on resolution of trade disagreements between the U.S. and China.

Bond markets

Fixed income markets suffered during the period as interest rates rose. In particular, bond markets witnessed a sharp increase in the 10-year Treasury yield* in early September, following strong U.S. economic data and hawkish comments from Fed Chair Powell about the pace of future rate hikes. Investment-grade credit suffered the most within the fixed income space, as supply outpaced demand. Taxable high-yield bonds held in well despite a retracement of risk sentiment in October.

For the 6-month period May 1, 2018 to October 31, 2018, certain Bloomberg indices performed as follows1:

Bloomberg	Bloomberg	Bloomberg	Bloomberg	Bloomberg
Barclays U.S.	Barclays U.S.	Barclays U.S.	Barclays	Barclays U.S.
Treasury Bond	Aggregate Bond	Credit Bond	Municipal Bond	Corporate High Yield
Index[2]	Index[3]	Index[4]	Index[5]	Bond Index[6]
-0.16%	-0.19%	-0.49%	0.46%	1.14%

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large cap equities stood out as the outperformer during the period. A combination of strong corporate earnings (aided by tax cuts), robust U.S. economic activity, and deregulation helped drive market gains. However, volatility rose in October, wiping out significant gains across markets. While U.S. large-cap equities remained fairly impervious to trade tensions early in the year, fears that U.S. growth could slow from tariffs contributed to the October selloff. An interest rate scare weighed on U.S. small cap as well, given the asset class’ greater sensitivity to interest rates. International equity markets remain unloved, particularly given the outlook for slowing growth and the overhang of trade. Valuations for U.S. equities lowered during the period and are back at around long-term averages. International equity valuations have come down even further, with emerging markets valuations appearing attractive relative to history.

*	10-year Treasury yield is widely considered to be one of the safest investment vehicles in the world due to their backing by the U.S. Government.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

ii

For the 6-month period May 1, 2018 to October 31, 2018, certain stock market indices performed as follows:

	Russell		MSCI Emerging
S&P 500®	2000®	MSCI EAFE	Markets (Net)
Index[7]	Index[8]	(Net) Index[9]	Index[10]
3.40%	-1.37%	-9.92%	-16.53%

Source: Lipper. You cannot invest directly in an index.

Despite growing uncertainty in financial markets, we remain focused on managing risk and growing our clients’ capital to help achieve their long-term goals.

Sincerely,

Dominick J. D’Eramo, CFA

President

November 16, 2018

October 31, 2018 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

2. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

3. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate-to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

7. The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

8. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

9. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

10. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / October 31, 2018 (unaudited)

1

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period[1]	Annualized Net Expense Ratio
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,006.80	$3.14	0.62%

Institutional Class	$1,000.00	$1,008.60	$1.37	0.27%

Select Class	$1,000.00	$1,008.00	$1.87	0.37%

Service Class	$1,000.00	$1,006.00	$3.89	0.77%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,022.08	$3.16	0.62%

Institutional Class	$1,000.00	$1,023.84	$1.38	0.27%

Select Class	$1,000.00	$1,023.34	$1.89	0.37%

Service Class	$1,000.00	$1,021.32	$3.92	0.77%
WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,006.80	$3.03	0.60%

Select Class	$1,000.00	$1,008.10	$1.77	0.35%

Service Class	$1,000.00	$1,006.10	$3.79	0.75%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,022.18	$3.06	0.60%

Select Class	$1,000.00	$1,023.44	$1.79	0.35%

Service Class	$1,000.00	$1,021.42	$3.82	0.75%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent one-half year period).

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

2

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Government Agency Obligations	57.1%

Repurchase Agreements	28.1%

U.S. Treasury Obligations	13.9%

Money Market Funds	1.0%

Other Assets and Liabilities – Net[1]	(0.1)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 57.1%

FEDERAL FARM CREDIT BANK (FFCB) – 13.7%

2.14%, 11/26/18‡	$30,000,000	$29,956,250

2.14%, 11/27/18‡	50,000,000	49,924,167

2.21%, 11/28/18‡	25,000,000	24,959,219

(1 Month USD LIBOR - 0.11%), 2.16%, 12/03/18Δ	50,000,000	49,999,865

2.11%, 12/10/18‡	50,000,000	49,888,417

2.17%, 12/11/18‡	20,000,000	19,952,667

(3 Month USD LIBOR + 0.10%), 2.44%, 12/20/18Δ	50,000,000	50,017,381

(1 Month USD LIBOR - 0.15%), 2.13%, 1/09/19Δ	100,000,000	99,994,591

2.11%, 1/14/19‡	35,000,000	34,853,233

2.33%, 1/18/19‡	70,000,000	69,652,683

2.30%, 1/23/19‡	100,000,000	99,480,674

2.20%, 1/24/19‡	25,000,000	24,874,583

2.31%, 1/29/19‡	25,000,000	24,860,319

2.14%, 2/05/19‡	75,000,000	74,586,000

2.14%, 2/15/19‡	50,000,000	49,695,250

(1 Month USD LIBOR - 0.09%), 2.21%, 5/30/19Δ	25,000,000	24,995,131

(1 Month USD LIBOR - 0.10%), 2.19%, 9/25/19Δ	50,000,000	49,998,648

(1 Month USD LIBOR - 0.07%), 2.19%, 10/02/19Δ	36,000,000	36,000,003

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$863,689,081

Description	Par Value	Value

FEDERAL HOME LOAN BANK (FHLB) – 37.2%

2.14%, 11/02/18‡	$314,000,000	$313,981,687

2.14%, 11/09/18‡	50,000,000	49,976,678

2.19%, 11/13/18‡	200,000,000	199,856,667

(1 Month USD LIBOR - 0.08%), 2.20%, 11/13/18Δ	100,000,000	100,000,000

2.08%, 11/14/18‡	100,000,000	99,925,205

2.19%, 11/16/18‡	40,000,000	39,964,083

2.16%, 11/21/18‡	68,750,000	68,668,748

2.23%, 11/23/18‡	25,000,000	24,966,496

2.20%, 11/28/18‡	175,000,000	174,716,312

2.23%, 12/07/18‡	50,000,000	49,890,250

2.18%, 12/12/18‡	206,270,000	205,766,357

2.17%, 12/19/18‡	100,000,000	99,712,800

(1 Month USD LIBOR - 0.10%), 2.18%, 12/21/18Δ	50,000,000	50,001,685

2.20%, 12/21/18‡	100,000,000	99,700,278

2.23%, 12/26/18‡	75,000,000	74,749,292

2.17%, 12/27/18‡	25,000,000	24,917,556

(1 Month USD LIBOR - 0.14%), 2.12%, 1/02/19Δ	50,000,000	50,000,000

(3 Month USD LIBOR - 0.31%), 2.09%, 1/03/19Δ	75,000,000	75,000,000

(3 Month USD LIBOR - 0.33%), 2.08%, 1/07/19Δ	50,000,000	50,000,000

2.29%, 1/11/19‡	50,000,000	49,778,125

2.33%, 1/16/19‡	43,300,000	43,091,583

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

3	PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

2.35%, 1/23/19‡	$50,000,000	$49,734,976

(1 Month USD LIBOR - 0.11%), 2.19%, 1/25/19Δ	100,000,000	100,000,000

2.35%, 1/25/19‡	75,000,000	74,591,823

(1 Month USD LIBOR - 0.13%), 2.16%, 2/12/19Δ	50,000,000	50,000,000

(1 Month USD LIBOR - 0.13%), 2.15%, 2/25/19Δ	75,000,000	75,001,011

(Current rate effective through 3/25/19. Thereafter rate will increase to 2.78%), 2.40%, 10/11/19ÿ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$2,343,991,612

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 4.0%

2.14%, 11/20/18‡	75,000,000	74,916,875

2.13%, 11/29/18‡	25,000,000	24,959,361

2.16%, 12/20/18‡	100,000,000	99,711,444

(1 Month USD LIBOR - 0.10%), 2.20%, 6/28/19Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$249,587,680

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.2%

2.14%, 11/28/18‡	47,515,000	47,440,342

2.19%, 12/19/18‡	45,000,000	44,871,360

2.21%, 12/26/18‡	50,000,000	49,834,618

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$142,146,320

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $3,599,414,693)		$3,599,414,693

U.S. TREASURY OBLIGATIONS – 13.9%

U.S. TREASURY BILLS – 9.1%

2.13%, 12/20/18‡	60,000,000	59,830,542

2.19%, 1/17/19‡	54,000,000	53,752,830

2.35%, 1/24/19‡	75,000,000	74,597,500

2.21%, 1/31/19‡	80,000,000	79,563,200

2.24%, 2/07/19‡	80,000,000	79,525,244

2.27%, 2/28/19‡	35,000,000	34,744,315

2.36%, 3/21/19‡	75,000,000	74,328,583

2.44%, 4/11/19‡	85,000,000	84,095,270

2.49%, 4/25/19‡	30,890,000	30,525,863

TOTAL U.S. TREASURY BILLS		$570,963,347

U.S. TREASURY NOTES – 4.8%

1.50%, 1/31/19	20,000,000	19,961,473

(U.S. Treasury 3 Month Bill Money Market Yield + 0.07%), 2.38%, 4/30/19Δ	100,000,000	100,027,444

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.36%, 10/31/19Δ	50,000,000	50,031,274

Description	Par Value	Value

(U.S. Treasury 3 Month Bill Money Market Yield + 0.00%), 2.31%, 1/31/20Δ	$25,000,000	$24,998,725

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 2.35%, 4/30/20Δ	50,000,000	50,004,989

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.36%, 10/31/20Δ	60,570,000	60,570,000

TOTAL U.S. TREASURY NOTES		$305,593,905

TOTAL U.S. TREASURY OBLIGATIONS (COST $876,557,252)		$876,557,252

	Number of Shares

MONEY MARKET FUNDS – 1.0%

Blackrock Liquidity Funds T-Fund Institutional Shares, 2.07%^	33,746,976	33,746,976

Federated Treasury Obligations Fund, Institutional Shares, 2.07%^	31,181,659	31,181,659

TOTAL MONEY MARKET FUNDS (COST $64,928,635)		$64,928,635

	Par Value

REPURCHASE AGREEMENTS – 28.1%

Credit Suisse First Boston LLC, 2.18%, dated 10/31/18, due 11/01/18, repurchase price $350,021,194, collateralized by U.S. Treasury Securities, 0.00% to 2.63%, maturing 12/13/18 to 12/31/23; total market value of $357,021,619.	$350,000,000	350,000,000

Deutsche Bank Securities, Inc., 2.20%, dated 10/31/18, due 11/01/18, repurchase price $313,019,128, collateralized by U.S. Treasury Securities, 1.50% to 2.63%, maturing 5/31/19 to 5/15/26; total market value of $319,260,067.	313,000,000	313,000,000

Mizuho Securities USA, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $350,021,486, collateralized by U.S. Government Agency, 3.00% to 4.50%, maturing 1/01/27 to 5/01/48; total market value of $357,000,000.	350,000,000	350,000,000

RBC Capital Markets LLC, 2.19%, dated 10/31/18, due 11/01/18, repurchase price $300,018,250, collateralized by U.S. Treasury Securities, 0.13% to 4.75%, maturing 5/15/19 to 8/15/44; total market value of $306,000,027.	300,000,000	300,000,000

RBC Capital Markets LLC, 2.20%, dated 10/31/18, due 11/01/18, repurchase price $75,004,583, collateralized by U.S. Government Agency, 2.72% to 4.50%, maturing 2/01/27 to 10/01/48; total market value of $76,500,000.	75,000,000	75,000,000

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	4

Wilmington U.S. Government Money Market Fund (concluded)

Description	Par Value	Value

TD Securities, Inc., 2.21%, dated 10/31/18, due 11/01/18, repurchase price $385,023,635, collateralized by U.S. Government Agency, 3.00% to 4.50%, maturing 1/01/33 to 10/01/48; total market value of $396,550,000.	$385,000,000	$385,000,000

TOTAL REPURCHASE AGREEMENTS (COST $1,773,000,000)		$1,773,000,000

TOTAL INVESTMENTS – 100.1% (COST $6,313,900,580)		$6,313,900,580

OTHER LIABILITIES LESS ASSETS – (0.1)%		(8,538,372)

TOTAL NET ASSETS – 100.0%		$6,305,362,208

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$3,599,414,693	$—	$3,599,414,693

U.S. Treasury Obligations	—	876,557,252	—	876,557,252

Money Market Funds	64,928,635	—	—	64,928,635

Repurchase Agreements	—	1,773,000,000	—	1,773,000,000

Total	$64,928,635	$6,248,971,945	$—	$6,313,900,580

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

  The following acronyms are used throughout this Fund:

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At October 31, 2018, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Obligations	70.3%

Repurchase Agreements	34.6%

Money Market Funds	1.6%

Other Assets and Liabilities – Net[1]	(6.5)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

October 31, 2018 (unaudited)

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 70.3%

U.S. TREASURY BILLS – 51.5%

2.04%, 11/01/18‡	$50,000,000	$50,000,000

2.17%, 11/08/18‡	75,000,000	74,968,865

2.17%, 11/29/18‡	125,000,000	124,792,819

2.17%, 12/13/18‡	50,000,000	49,875,954

2.14%, 12/20/18‡	65,000,000	64,814,692

2.24%, 1/03/19‡	100,000,000	99,615,044

2.19%, 1/17/19‡	15,775,000	15,702,794

2.35%, 1/24/19‡	25,000,000	24,865,833

2.21%, 1/31/19‡	20,000,000	19,890,800

2.24%, 2/07/19‡	20,000,000	19,881,311

2.27%, 2/28/19‡	15,000,000	14,890,421

2.36%, 3/21/19‡	25,000,000	24,776,194

2.44%, 4/11/19‡	15,000,000	14,840,342

2.49%, 4/25/19‡	7,000,000	6,917,483

TOTAL U.S. TREASURY BILLS		$605,832,552

U.S. TREASURY NOTES – 18.8%

1.25%, 1/31/19	35,000,000	34,906,828

1.50%, 1/31/19	30,000,000	29,942,210

(U.S. Treasury 3 Month Bill Money Market Yield + 0.07%), 2.38%, 4/30/19Δ	25,000,000	25,006,923

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.36%, 10/31/19Δ	50,000,000	50,031,274

(U.S. Treasury 3 Month Bill Money Market Yield + 0.00%), 2.31%, 1/31/20Δ	25,000,000	24,997,999

Description	Par Value	Value

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 2.35%, 4/30/20Δ	$50,000,000	$50,004,989

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.36%, 10/31/20Δ	6,000,000	6,000,000

TOTAL U.S. TREASURY NOTES		$220,890,223

TOTAL U.S. TREASURY OBLIGATIONS (COST $826,722,775)		$826,722,775

	Number of Shares

MONEY MARKET FUNDS – 1.6%

Blackrock Liquidity Funds T-Fund Institutional Shares, 2.07%^	8,232,699	8,232,699

Goldman Sachs Financial Square Funds Treasury Obligations Fund, Institutional Shares, 2.06%^	10,706,745	10,706,745

TOTAL MONEY MARKET FUNDS (COST $18,939,444)		$18,939,444

	Par Value

REPURCHASE AGREEMENTS – 34.6%

Credit Suisse First Boston LLC, 2.18%, dated 10/31/18, due 11/1/18, repurchase price $150,009,083, collateralized by U.S. Treasury Securities, 0.00% to 3.50%, maturing 4/4/19 to 8/15/26; total market value of $153,009,338.	$150,000,000	150,000,000

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	6

Wilmington U.S. Treasury Money Market Fund (concluded)

Description	Par Value	Value

Deutsche Bank Securities Inc., 2.20%, dated 10/31/18, due 11/01/18, repurchase price $57,003,483, collateralized by U.S. Treasury Securities, 1.25% to 1.88%, maturing 1/31/19 to 10/31/22; total market value of $58,140,035.	$57,000,000	$57,000,000

RBC Capital Markets LLC, 2.19%, dated 10/31/18, due 11/01/18, repurchase price $200,012,167, collateralized by U.S. Treasury Securities, 0.13% to 2.88%, maturing 5/31/20 to 11/15/25; total market value of $204,000,059.	200,000,000	200,000,000

TOTAL REPURCHASE AGREEMENTS (COST $407,000,000)		$407,000,000

Description	Value

TOTAL INVESTMENTS – 106.5% (COST $1,252,662,219)	$1,252,662,219

OTHER LIABILITIES LESS ASSETS – (6.5%)	(76,546,124)

TOTAL NET ASSETS – 100.0%	$1,176,116,095

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Obligations	$—	$826,722,775	$—	$826,722,775

Money Market Funds	18,939,444	—	—	18,939,444

Repurchase Agreements	—	407,000,000	—	407,000,000

Total	$18,939,444	$1,233,722,775	$—	$1,252,662,219

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown in the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

The following acronym is used throughout this Fund:

LLC	Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

7	STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2018 (unaudited)	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$6,313,900,580	$1,252,662,219

Investments in repurchase agreements, at value	$1,773,000,000	$407,000,000
Investments in securities, at value	4,540,900,580	845,662,219

TOTAL INVESTMENTS	6,313,900,580	1,252,662,219

Interest receivable	1,441,415	281,068
Receivable for shares sold	2,002,119	170,104
Prepaid assets	73,884	38,840

TOTAL ASSETS	6,317,417,998	1,253,152,231

LIABILITIES:
Payable to custodian	1,000	—
Payable for investments purchased	10,803	74,873,708
Income distribution payable	9,046,137	1,689,579
Payable for shares redeemed	—	5,609
Payable for Trustees’ fees	6,022	6,022
Payable for distribution services fee	580,766	60,056
Payable for shareholder services fee	656,159	95,626
Payable for investment advisor fee	1,099,273	159,892
Other accrued expenses	655,630	145,644

TOTAL LIABILITIES	12,055,790	77,036,136

NET ASSETS	$6,305,362,208	$1,176,116,095

NET ASSETS CONSIST OF:

Paid-in capital	$6,305,363,184	$1,176,116,669
Distributable earnings (loss)	(976)	(574)

TOTAL NET ASSETS	$6,305,362,208	$1,176,116,095

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$1,566,865,564	$296,996,675

Shares outstanding (unlimited shares authorized)	1,567,112,545	297,035,604

Net Asset Value per share	$1.00	$1.00

Institutional Class
Net Assets	$399,947,870	$—

Shares outstanding (unlimited shares authorized)	400,014,049	—

Net Asset Value per share	$1.00	$—

Select Class
Net Assets	$3,161,079,438	$879,075,810

Shares outstanding (unlimited shares authorized)	3,161,540,433	879,092,339

Net Asset Value per share	$1.00	$1.00
Service Class
Net Assets	$1,177,469,336	$43,610

Shares outstanding (unlimited shares authorized)	1,177,428,552	43,608

Net Asset Value per share	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS	8

Six Months Ended October 31, 2018 (unaudited)	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$416,753	$161,857
Interest	61,257,242	11,636,317

TOTAL INVESTMENT INCOME	61,673,995	11,798,174

EXPENSES:
Investment advisory fee	7,862,606	1,517,229
Administrative personnel and services fees	1,047,838	202,223
Portfolio accounting and administration fees	559,616	114,077
Transfer and dividend disbursing agent fees and expenses	50,567	4,900
Custodian fees	77,903	17,845
Trustees’ fees	32,800	32,800
Professional fees	38,786	36,649
Distribution services fee—Administrative Class	1,710,039	435,589
Distribution services fee—Service Class	1,504,930	87
Shareholder services fee—Administrative Class	1,710,039	435,589
Shareholder services fee— Select Class	4,051,052	1,081,553
Shareholder services fee— Service Class	1,504,930	87
Share registration costs	29,190	15,644
Printing and postage	84,893	4,486
Miscellaneous	195,153	54,923

TOTAL EXPENSES	20,460,342	3,953,681

Waiver/reimbursement by investment advisor	(1,487,719)	(483,543)
Waiver of shareholder services fee—Administrative Class	(1,026,006)	(261,351)
Waiver of shareholder services fee—Select Class	(2,432,096)	(650,152)
Waiver of shareholder services fee—Service Class	(3,616)	—

TOTAL WAIVERS AND REIMBURSEMENTS	(4,949,437)	(1,395,046)

Net expenses	15,510,905	2,558,635

Net investment income	46,163,090	9,239,539

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	590	6,287

Net realized gain (loss) on investments	590	6,287

Change in net assets resulting from operations	$46,163,680	$9,245,826

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

9	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$46,163,090	$48,718,968	$9,239,539	$6,979,872
Net realized gain (loss) on investments	590	46,188	6,287	432

Change in net assets resulting from operations	46,163,680	48,765,156	9,245,826	6,980,304

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Administrative Class	(9,244,312)	(7,531,047)	(2,328,655)	(2,756,740)
Institutional Class	(3,978,116)	(5,400,177)	—	—
Select Class	(25,773,568)	(30,337,703)	(6,910,462)	(4,223,288)
Service Class	(7,167,108)	(5,438,777)	(422)	(141)

Total distributions to shareholders:	(46,163,104)	(48,707,704)	(9,239,539)	(6,980,169)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	3,097,687,329	5,018,186,327	509,074,542	1,146,973,936
Institutional Class	661,265,261	2,592,337,356	—	—
Select Class	4,112,243,122	6,638,056,625	1,841,576,594	2,492,174,259
Service Class	1,404,998,252	2,715,449,789	110,886	12,000
Distributions reinvested
Administrative Class	579	149	6,494	8,188
Institutional Class	132,902	154,193	—	—
Select Class	2,023,555	1,874,684	925,033	703,485
Service Class	2,135,254	1,488,778	411	141
Cost of shares redeemed
Administrative Class	(2,727,498,172)	(5,337,668,906)	(552,874,522)	(1,285,477,864)
Institutional Class	(965,885,187)	(2,247,584,997)	—	—
Select Class	(4,227,145,866)	(7,037,694,255)	(1,753,637,178)	(2,014,486,130)
Service Class	(1,479,845,046)	(2,830,878,413)	(111,035)	—

Change in net assets resulting from share transactions	(119,888,017)	(486,278,670)	45,071,225	339,908,015

Change in net assets	(119,887,441)	(486,221,218)	45,077,512	339,908,150
NET ASSETS:
Beginning of period	6,425,249,649	6,911,470,867	1,131,038,583	791,130,433

End of period	$6,305,362,208	$6,425,249,649 (b)	$1,176,116,095	$1,131,038,583 (b)

(a) During the six months ended October 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 6 in the Notes to Financial Statements for more information.
For the year ended April 30, 2018, the Funds had the following distributions:
		Year Ended April 30, 2018		Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income
Administrative Class		(7,531,047)		(2,756,740)
Institutional Class		(5,400,177)		—
Select Class		(30,337,703)		(4,223,288)
Service Class		(5,438,777)		(141)

Total distributions to shareholders		(48,707,704)		(6,980,169)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $(22) and $(11), respectively.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	10

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018	Six Months Ended October 31, 2018 (unaudited)	Year Ended April 30, 2018
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	3,097,687,329	5,018,186,327	509,074,542	1,146,973,936
Institutional Class	661,265,261	2,592,337,356	—	—
Select Class	4,112,243,122	6,638,056,625	1,841,576,594	2,492,174,259
Service Class	1,404,998,252	2,715,449,789	110,886	12,000
Distributions reinvested
Administrative Class	579	149	6,494	8,188
Institutional Class	132,902	154,193	—	—
Select Class	2,023,555	1,874,684	925,033	703,485
Service Class	2,135,254	1,488,778	411	141
Shares redeemed
Administrative Class	(2,727,498,172)	(5,337,668,906)	(552,874,522)	(1,285,477,864)
Institutional Class	(965,885,187)	(2,247,584,997)	—	—
Select Class	(4,227,145,866)	(7,037,694,255)	(1,753,637,178)	(2,014,486,130)
Service Class	(1,479,845,046)	(2,830,878,413)	(111,035)	—

Net change in shares outstanding	(119,888,017)	(486,278,670)	45,071,225	339,908,015

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

11	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

ADMINISTRATIVE CLASS	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.007		0.006	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.007		0.006	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.007)		(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.68%		0.56%	0.04%		0.02%		0.01%		0.01%
Net Assets, End of Period (000’s)	$1,566,866		$1,196,676	$1,516,147		$1,619,679		$1,556,286		$1,673,462
Ratios to Average Net Assets
Gross Expense	0.82	%(b)	0.82%	0.89%		0.97%		0.97%		0.97%
Net Expenses(c)	0.62	%(b)	0.62%	0.42%		0.18%		0.07%		0.08%
Net Investment Income	1.35	%(b)	0.54%	0.04%		0.02%		0.01%		0.01%

INSTITUTIONAL CLASS	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.009		0.009	0.001		0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.009		0.009	0.001		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.009)		(0.009)	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.86%		0.91%	0.17%		0.02%		0.01%		0.01%
Net Assets, End of Period (000’s)	$399,948		$704,435	$359,524		$12,840		$26,079		$83,595
Ratios to Average Net Assets
Gross Expense	0.32	%(b)	0.32%	0.34%		0.47%		0.47%		0.47%
Net Expenses(c)	0.27	%(b)	0.27%	0.27%		0.13%		0.07%		0.08%
Net Investment Income	1.67	%(b)	0.97%	0.21%		0.01%		0.01%		0.01%

SELECT CLASS	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.008		0.008	0.001		0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.008		0.008	0.001		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.008)		(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.80%		0.81%	0.13%		0.02%		0.01%		0.01%
Net Assets, End of Period (000’s)	$3,161,079		$3,273,958	$3,671,694		$976,287		$1,005,503		$889,158
Ratios to Average Net Assets
Gross Expense	0.57	%(b)	0.57%	0.61%		0.72%		0.72%		0.72%
Net Expenses(c)	0.37	%(b)	0.37%	0.33%		0.18%		0.07%		0.08%
Net Investment Income	1.59	%(b)	0.80%	0.15%		0.02%		0.01%		0.01%

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS	12

SERVICE CLASS	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.006		0.004	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on
Investments	0.000	(a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.006		0.004	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.006)		(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Period	$1.000		$1.000 †	$1.000		$1.000		$1.000		$1.000

Total Return	0.60%		0.41%	0.01%		0.01%		0.01%		0.01%
Net Assets, End of Period (000’s)	$1,177,469		$1,250,181	$1,364,106		$794,950		$1,352,274		$1,371,495
Ratios to Average Net Assets
Gross Expense	0.82	%(b)	0.82%	0.88%		0.97%		0.97%		0.97%
Net Expenses(c)	0.77	%(b)	0.77%	0.46%		0.18%		0.07%		0.08%
Net Investment Income	1.19	%(b)	0.41%	0.01%		0.01%		0.01%		0.01%

(a)	Represents less than $0.001.
(b)	Annualized for periods less than one year.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.
†	Amount has been corrected. See Footnote 9 in Notes to Financial Statements.

See Notes which are an integral part of the Financial Statements

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

13	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each period:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.007		0.006	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.007		0.006	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.007)		(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.68%		0.57%	0.03%		0.01%		0.00	%(b)	0.01%
Net Assets, End of Period (000’s)	$296,997		$340,788	$479,284		$646,349		$631,472		$782,360
Ratios to Average Net Assets
Gross Expense	0.83	%(c)	0.84%	0.91%		0.99%		0.98%		0.97%
Net Expenses(d)	0.60	%(c)	0.60%	0.39%		0.15%		0.06%		0.06%
Net Investment Income	1.34	%(c)	0.53%	0.03%		0.01%		0.00	%(b)	0.01%

SELECT CLASS	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.008		0.008	0.001		0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.008		0.008	0.001		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.008)		(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.81%		0.82%	0.12%		0.01%		0.00	%(b)	0.01%
Net Assets, End of Period (000’s)	$879,075		$790,207	$311,815		$242,597		$264,955		$314,375
Ratios to Average Net Assets
Gross Expense	0.58	%(c)	0.59%	0.66%		0.74%		0.74%		0.72%
Net Expenses(d)	0.35	%(c)	0.35%	0.31%		0.15%		0.06%		0.06%
Net Investment Income	1.60	%(c)	0.89%	0.13%		0.01%		0.00	%(b)	0.01%

SERVICE CLASS	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.006		0.004	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total Income (Loss) From Operations	0.006		0.004	0.000		0.000		0.000		0.000

Less Distributions From:
Net Investment Income	(0.006)		(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	0.61%		0.42%	0.01%		0.01%		0.00	%(b)	0.01%
Net Assets, End of Period (000’s)	$44		$44	$31		$26		$18		$6
Ratios to Average Net Assets
Gross Expense	0.83	%(c)	0.84%	0.90%		0.97%		0.99%		0.97%
Net Expenses(d)	0.75	%(c)	0.74%	0.42%		0.17%		0.06%		0.06%
Net Investment Income	1.20	%(c)	0.44%	0.01%		0.01%		0.00	%(b)	0.01%

(a)	Represents less than $0.001.
(b)	Represents less than 0.01%.
(c)	Annualized for periods less than one year.
(d)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	14

Wilmington Funds

Semi-Annual Report (unaudited)

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 10 funds are presented in separate reports.

Fund	Investment Goal
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to recognize transfers into or out of level 3. Pursuant to the Funds’ fair value procedures noted previously, open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

15	NOTES TO FINANCIAL STATEMENTS (continued)

agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
U.S. Government Money Market Fund
Credit Suisse First Boston LLC,	$350,000,000	$350,000,000	$—	$—
Deutsche Bank Securities, Inc.,	313,000,000	313,000,000	—	—
Mizuho Securities USA, Inc.,	350,000,000	350,000,000	—	—
RBC Capital Markets LLC,	300,000,000	300,000,000	—	—
RBC Capital Markets LLC,	75,000,000	75,000,000	—	—
TD Securities, Inc.,	385,000,000	385,000,000	—	—

	$1,773,000,000	$1,773,000,000	$—	$—

U.S. Treasury Money Market Fund
Credit Suisse First Boston LLC.	150,000,000	150,000,000	—	—
Deutsche Bank Securities Inc.	57,000,000	57,000,000	—	—
RBC Capital Markets LLC.	200,000,000	200,000,000	—	—

	$407,000,000	$407,000,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months ended October 31, 2018, the Funds did not incur any interest or penalties.

3.	FEDERAL TAX INFORMATION

As of April 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2017, 2016 and 2015, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards. GAAP requires that permanent

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	16

differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of a class of the Funds.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2018		2017

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
U.S. Government Money Market Fund	$48,707,704	$—	$5,836,731	$—
U.S. Treasury Money Market Fund	6,980,169	—	548,224	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
U.S. Government Money Market Fund	$6,660,433	$—	$(6,660,455)	$—	$(1,530)	$—
U.S. Treasury Money Market Fund	1,042,473	—	(1,042,484)	—	(6,850)	—

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2018, none of the Funds have any losses deferred to May 1, 2018.

At April 30, 2018, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
U.S. Government Money Market Fund	$1,530	$—	$1,530
U.S. Treasury Money Market Fund	6,850	—	6,850

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation.

The Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

During the six months ended October 31, 2018, WFMC has agreed to reduce its advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC, nor the Fund’s distributor, will recoup previously waived fees/expenses in subsequent years.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

17	NOTES TO FINANCIAL STATEMENTS (continued)

	Contractual Current Expense Limitations
Fund	Administrative Class	Institutional Class	Select Class	Service Class
U.S. Government Money Market Fund	0.62%	0.27%	0.37%	0.77%
U.S. Treasury Money Market Fund	0.60%	N/A	0.35%	0.75%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC, nor BNYM, will recoup previously waived fees/expenses in subsequent years. For the six months ended October 31, 2018, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the six months ended October 31, 2018, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the following Funds which are listed below:

Fund	Distribution Fees
U.S. Government Money Market Fund	$3,197,401
U.S. Treasury Money Market Fund	434,562

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the six months ended October 31, 2018, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
U.S. Government Money Market Fund	$3,789,476
U.S. Treasury Money Market Fund	589,668

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	18

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	LINE OF CREDIT

Effective April 6, 2017, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the current LOC is April 5, 2019.

The Funds did not utilize the LOC during the six months ended October 31, 2018.

6.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally effective June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

8.	FINANCIAL HIGHLIGHT CORRECTION FOR GOVERNMENT MONEY MARKET FUND

Due to a clerical error, net investment income per share and net asset value per share were incorrectly reported in the financial highlights for the Service Class of the U.S. Government Money Market Fund in the April 30,2018 annual report.

	Originally Reported	Corrected Value
Service Class	$0.992	$1.000

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

19

DISCUSSION OF RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Renewal of Advisory and Sub-Advisory Agreements Generally

At a meeting held on September 5-6, 2018 (the “September Meeting”), the Board of Trustees of the Trust agreed to approve the renewal of the Trust’s investment advisory agreements and sub-advisory agreements (the “Advisory Agreements”). The agreement renewal process was divided into two Board meetings and an executive session of the Independent Trustees of the Trust to consider information relating to each Fund of the Trust, as generally described below.

On July 18, 2018, the Board held a special meeting (the “July Special Meeting”) with personnel of Wilmington Funds Management Corporation (“WFMC”) and Wilmington Trust Investment Advisors, Inc. (“WTIA,” and together with WFMC, the “Adviser”) and independent counsel to the Independent Trustees (“Counsel”) concerning the Advisory Agreements between the three multi-manager Funds (the “Sub-Advised Funds”) and their respective sub-advisers (the “Sub-Advisers”). The Adviser provided the Board with an initial basis for the approval of each such Advisory Agreement and discussed with the Board a variety of information about the Sub-Advised Funds and their Sub-Advisers, including information that each Sub-Adviser provided in response to a written request from Counsel on behalf of the Trustees concerning its investment advisory services, operations, compliance program, and other matters.

On August 28, 2018, the Independent Trustees met in executive session (the “August Executive Session”) with Counsel to give preliminary consideration to information bearing on the continuation of the Advisory Agreements with the Adviser and to continue the evaluation of the Advisory Agreements with the Sub-Advisers, as appropriate. The Independent Trustees evaluated the information that the Adviser provided in response to a written request from Counsel on behalf of the Trustees and developed a request for additional and clarifying information that was responded to by the Adviser and discussed at the September Meeting.

In agreeing to renew the Advisory Agreements, the Board considered, among other things:

•

Information about the nature and quality of the services provided by the Adviser, including management style, particular investment strategies, and prevailing market conditions experienced in the prior year; the fees and expenses of each Fund, including any applicable fee waiver or expense cap; the costs of the services and potential economies of scale; and fallout or ancillary benefits to the Adviser from managing each Fund;

•	Reports from a leading independent source of mutual fund industry data describing, on a Fund-by-Fund basis, peer comparisons of fee and expense data;

•	Reports from a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, peer comparative performance data;

•	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple periods) compared with the Fund’s benchmark(s) and custom peer groups, as applicable;

•	Information about fees paid by other clients of the Adviser (and each Sub-Adviser, as relevant and available) that have substantially similar investment objectives to a corresponding Fund;

•

The nature and quality of the services provided by the Adviser with respect to the Sub-Advisers, and the Adviser’s evaluation and recommendation of the approval of the renewal of the Advisory Agreements with each Sub-Adviser;

•

For each Sub-Adviser: the nature and quality of services provided; the costs of those services, as available; the potential for economies of scale; potential fall-out benefits to the Sub-Adviser; and the financial stability of the Sub-Adviser, and its parent companies as relevant; and

•	The financial stability of the Adviser and each Sub-Adviser and their parent companies, when relevant.

During the agreement renewal process, the Board reviewed, considered and discussed, among themselves and with the Adviser and Counsel, the information described above. Counsel advised the Independent Trustees on their responsibilities under state and federal law with respect to the renewals and met with the Independent Trustees in several executive sessions. The Board also considered reports provided by the Adviser throughout the year concerning each Fund with respect to, among other things, investment, compliance and operational matters; brokerage and portfolio transactions; allocation of soft dollars for research products and services; portfolio turnover rates; and other benefits from the allocation of brokerage. The Board took into account information provided by the Adviser as to the effect on performance of asset allocations required by a Fund’s investment strategy or implemented by the Adviser at its discretion. The Board considered the Adviser’s profitability in providing services under the Advisory Agreements and concluded that, for each Fund, the level of profitability did not appear unreasonably high.

At the September Meeting, the Board approved the renewal of the Advisory Agreements, based on all of the relevant information and factors, none of which was individually determinative of the outcome, and concluded the following:

•

The nature and extent of the investment advisory services to be provided to each Fund by the Adviser, and each Sub-Adviser as applicable, were consistent with the terms of the relevant Advisory Agreements;

•	The prospects for satisfactory investment performance were reasonable; and

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

DISCUSSION OF RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS	20

•	Renewal of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Wilmington U.S. Government Money Market Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were above the Fund’s expense group median, and considered the fee waivers in place for the Fund and management’s discussion of the Fund’s profitability relative to the money market fund marketplace. The Board also considered that the Fund had achieved total return performance slightly below the peer group average for the one-, three- and five-year periods ended June 30, 2018. The Board considered management’s views concerning the markets for the fixed income securities in which the Fund invests and that the Fund is managed conservatively. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

Wilmington U.S. Treasury Money Market Fund

The Board considered that the Fund’s net management fee rate and net total expense ratio were above the Fund’s expense group median, and considered the fee waivers in place for the Fund. The Board also considered that the Fund had achieved total return performance above the peer group average for the one-, three- and five-year periods ended June 30, 2018. The Board considered management’s views concerning the markets for the fixed income securities in which the Fund invests and that the Fund is managed conservatively. The Board determined that the Fund’s level of performance and expense generally supported the renewal of the Fund’s Advisory Agreements.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

21

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 3:00 p.m. Eastern Time on November 9, 2018, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.    To elect Nicholas A. Giordano, Robert H. Arnold, Gregory P. Chandler, Richard B. Seidel, and Donald E. Foley (the “Current Trustees”) as Independent Trustees of the Trust; and to elect Dominick J. D’Eramo (the “New Trustee”) as an Interested Trustee of the Trust.

All shareholders of record at the close of business on September 7, 2018 were entitled to attend or submit proxies. As of the record date the Trust had 7,538,731,279 shares outstanding and 3,225,536,708 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 42.8% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Current and New Trustees. The results of the voting for the proposal were as follows:

Current Trustees	Votes For	Votes Withheld	% of Votes For
Nicholas A. Giordano	3,156,182,828	69,353,880	97.85%
Robert H. Arnold	3,198,330,254	27,206,454	99.16%
Gregory P. Chandler	3,143,390,979	82,145,729	97.45%
Richard B. Seidel	3,188,307,971	37,228,737	98.85%
Donald E. Foley	3,136,752,066	88,784,642	97.25%

New Trustee	Votes For	Votes Withheld	% of Votes For
Dominick J. D’Eramo	3,203,473,453	22,063,255	99.32%

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

22

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

23

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

October 31, 2018 (unaudited) / SEMI-ANNUAL REPORT

24

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

SEMI-ANNUAL REPORT / October 31, 2018 (unaudited)

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Investment Advisor

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Co-Administrator

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent

and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

WT-SAR-MM-1018

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Wilmington Funds

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date	January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date	January 2, 2019

By (Signature and Title)*	/s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Financial Officer)

Date	January 2, 2019

*	Print the name and title of each signing officer under his or her signature.